UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06457
                                                     ---------------------

               Nuveen Premier Insured Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN INVESTMENTS

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report October 31, 2009

-----------------   ---------------------   ------------------
NUVEEN INSURED      NUVEEN INSURED          NUVEEN PREMIER
QUALITY MUNICIPAL   MUNICIPAL OPPORTUNITY   INSURED MUNICIPAL
FUND, INC.          FUND, INC.              INCOME FUND, INC.
NQI                 NIO                     NIF

-----------------   ---------------------   ------------------
NUVEEN INSURED      NUVEEN INSURED          NUVEEN INSURED
PREMIUM INCOME      DIVIDEND ADVANTAGE      TAX-FREE ADVANTAGE
MUNICIPAL FUND 2    MUNICIPAL FUND          MUNICIPAL FUND
NPX                 NVG                     NEA

                                                                      OCTOBER 09

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                                                        LOGO: NUVEEN INVESTMENTS

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in the first quarter of 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

In September 2009, Nuveen completed the refinancing, at par, of all the auction rate preferred shares issued by its taxable closed-end funds. On October 15, Nuveen announced the first successful offering of an issue of MuniFund Term Preferred Shares. This new form of preferred securities joins the Variable Rate Demand Preferred securities as vehicles for refinancing existing municipal fund auction rate preferred shares (ARPS). By the beginning of December 2009, six of the leveraged municipal closed-end funds had redeemed all of their outstanding ARPS. Nuveen remains committed to resolving the issues connected with outstanding auction rate preferred shares. Please consult the Nuveen web site for the most recent information on this issue and all recent developments on your Nuveen Funds at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
----------------------
Robert P. Bremner
Chairman of the Board
December 21, 2009

                                                            Nuveen Investments 1

Fund Merger and Management Consolidation

Effective October 16, 2009, four Nuveen Florida closed-end Funds were reorganized into three existing Nuveen national closed-end municipal bond Funds (collectively, the "Reorganizations"). Each Reorganization was approved by the shareholders of the respective Nuveen Florida and national Funds.

The closed-end Funds within this shareholder report (NIO) and (NEA) have been merged as follows:

      Nuveen Insured Florida Premium Income Municipal Fund (NFL) into Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)

      Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF) into Nuveen Insured Tax-Free Advantage Municipal Fund (NEA)

Prior to the Reorganization, each Fund provided current income exempt from regular federal income tax, and in the case of NWF and NEA the alternative minimum tax applicable to individuals. The Florida Funds invested primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of Florida or certain U.S. territories. NIO and NEA invest primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories. As the surviving Funds, the investment objectives and strategies of NIO and NEA remain unchanged, and the reorganized Funds will pursue their investment objectives and strategies.

2 Nuveen Investments

Portfolio Manager's Comments

Nuveen Insured Quality Municipal Fund, Inc. (NQI)
Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
Nuveen Insured Premium Income Municipal Fund 2 (NPX)
Nuveen Insured Dividend Advantage Municipal Fund (NVG)
Nuveen Insured Tax-Free Advantage Municipal Fund (NEA)

Portfolio manager Paul Brennan discusses U.S. economic and municipal market conditions, key investment strategies, and the twelve-month performance of these six insured Funds. With 20 years of investment experience, including twelve years at Nuveen, Paul assumed portfolio management responsibility for NQI, NIO, NIF, NPX, NVG and NEA in 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED OCTOBER 31, 2009?

During this reporting period, municipal bond prices generally rose as strong cash flows into municipal bond funds combined with tighter supply of new tax-exempt issuance to provide favorable supply and demand conditions. As the period began, there continued to be considerable downward pressure on the economy. In an effort to improve overall economic conditions, the Federal Reserve (Fed) continued to cut interest rates, lowered the fed funds rate, to a target range of zero to 0.25% in December 2008, the lowest level on record. In February 2009, the federal government augmented its efforts to boost the economy by passing a $787 billion stimulus package, which joined the $700 billion financial industry rescue package it had passed in late 2008. In March 2009, the Fed announced that, in addition to maintaining the current rate, it would buy $300 billion in long-term Treasury securities in an effort to support private credit markets and up to an additional $750 billion in agency mortgage-backed securities to bolster the credit and housing markets.

In recent months, the measures taken by the Fed and others to ease the economic recession have produced some incipient signs of improvement. In the third quarter of 2009, the U.S. economy, as measured by the U.S. gross domestic product (GDP), posted positive growth (2.8% annualized) for the first time since the second quarter of 2008. Housing prices also provided a bright spot between June and September 2009 by recording four consecutive months of positive returns, the first following three years of decline. At the same time, inflation remained muted, as the Consumer Price Index (CPI),

      CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS, AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

                                                            Nuveen Investments 3
reflecting a 14% drop in energy prices, fell 0.2% year-over-year as of October 2009. This marked the seventh straight month that consumer prices dropped from their levels of a year earlier, the longest such decline since 1954-1955. The core CPI (which excludes food and energy) rose 1.7% over the year, within the Fed's unofficial objective of 2.0% or lower for this measure. However, the economy continued to be stressed by weakness in the labor markets. October 2009 marked the 22nd consecutive month of net job losses, with a total of 7.3 million jobs lost since the recession began in December 2007. This is the biggest decline since the Great Depression. The national unemployment rate for October 2009 was 10.2%, a 26-year high, up from 6.6% in October 2008.

Municipal market conditions began to show general signs of improvement in mid-December 2008, and municipal bonds continued to improve throughout most of 2009. This trend was bolstered by the reduced supply of tax-exempt municipal debt in the marketplace, due in part to the introduction of the Build America Bond program in April 2009. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. These bonds offer municipal issuers a federal subsidy equal to 35% of the security's interest payments, and therefore provide issuers with an attractive alternative to traditional tax-exempt debt. As of October 31, 2009, taxable Build America Bonds issuance totaled $48.5 billion, accounting for almost 20% of new bonds issued in the municipal market during the period since their introduction.

Over the twelve months ended October 31, 2009, tax-exempt municipal bond issuance nationwide totaled $404.5 billion, a drop of approximately 10% compared with the twelve-month period ended October 31, 2008. As mentioned earlier, demand for tax-exempt bonds was strong, especially on the part of individual investors and broker/dealers. The combination of lower tax-exempt supply and increased demand provided support for municipal bond prices.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS?

During the majority of this twelve-month period, the tax-exempt municipal bond market was characterized by strong demand, constrained supply and generally improving valuations. Due largely to the decrease in new tax-exempt supply, investment activity in these Funds was more limited than usual. While there was considerable issuance of Build America Bonds over the last half of this period, these bonds do not represent appropriate investment opportunities for the Funds because their interest payments are considered taxable income.

4 Nuveen Investments

The already tight supply situation was further compounded for these Funds by the severe decline in the issuance of insured bonds. During the first ten months of 2009, new insured securities accounted for less than 10% of national issuance, compared with 20% during the first ten months of 2008 and historical levels of approximately 50%. The limited liquidity of many insured bonds, which resulted from concerns about the financial health of municipal bond insurers, also dampened trading activity.

As noted in prior shareholder reports and press releases, to better position the Funds for the current environment while maintaining their insured nature, the Board of Directors/Trustees approved changes to the investment policies of these six insured Funds. These policy changes also were designed to help increase portfolio management flexibility. Previously, all of the net assets of NQI, NIO, NIF and NPX were invested in insured bonds rated AAA, while NVG and NEA have been able to invest up to 20% of their assets in uninsured investment-grade quality securities since their inceptions in 2002. The new policies require that at least 80% of the Funds' net assets must be invested in insured municipal bonds guaranteed by insurers rated A or better. At the same time, at least 80% of the Funds' net assets must be invested in municipal bonds rated AA or better (with or without insurance), deemed to be of comparable quality, or backed by an escrow or trust containing sufficient U.S. government or government agency securities. The Funds may also invest up to 20% of their net assets in uninsured municipal bonds rated A to BBB or deemed to be of comparable quality. As of October 31, 2009, all proposed policy changes had been approved by each Fund's shareholders. These changes have helped to bring the Funds' policies more in line with current market conditions and should facilitate investing going forward.

During this period, our investment activity continued to focus on finding relative value by taking a bottom-up approach to discover undervalued sectors and individual credits with the potential to perform well over the long term. Generally, we were purchasing bonds in two categories: essential services and, to a lesser degree, health care. In essential services, we added bonds that financed water and sewer projects, utilities, schools, and roads, most of which were rated AA or higher and/or insured. We also purchased bonds in the health care sector, where supply was more plentiful because hospitals generally do not qualify for the Build America Bond program and so must continue to issue bonds in the tax-exempt municipal market. In addition, many hospitals were issuing fixed rate bonds in order to refinance and retire outstanding debt that had initially been issued as variable rate debt. Much of this issuance offered the longer maturities we were looking to add to our portfolio because we believed that extending duration would be rewarded by the market.

                                                            Nuveen Investments 5

Cash for new purchases during this period was generated largely by maturing or called bonds. In addition, we also sold some pre-refunded holdings in order to reduce the Funds' exposure to this sector.

All of these Funds continued to use inverse floating rate securities. (1) We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancements. During the first part of the period, NVG also invested in additional types of derivative instruments(2) designed to help extend its duration. These derivatives were removed by the end of the reporting period.

ASSETS ACQUIRED IN THE REORGANIZATION

As mentioned on page two, on October 16, 2009, following approval by shareholders, the Nuveen Insured Florida Premium Income Municipal Fund (NFL) was reorganized into NIO and the Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF) was merged into NEA. In the Reorganizations, NIO and NEA acquired substantially all of the assets and liabilities of these Funds with which they were merged in a tax-free transaction in exchange for an equal aggregate value of newly-issued common shares.

In general, the securities acquired through these Reorganizations matched the investment parameters and strategies of NIO and NEA and therefore required little immediate portfolio activity.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE
FOR PERIODS ENDED 10/31/09

                                                         1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------------------------
NQI                                                      23.65%    2.64%     5.93%
NIO                                                      21.18%    3.10%     6.00%
NIF                                                      20.90%    3.27%     6.01%
NPX                                                      20.15%    2.97%     6.09%
NVG                                                      21.54%    4.18%       N/A
NEA                                                      23.05%    4.82%       N/A

Standard & Poor's (S&P) Insured Municipal Bond Index(3)  14.43%    3.91%     5.89%

Lipper Insured Municipal Debt Funds Average(4)           24.28%    3.24%     5.98%
----------------------------------------------------------------------------------

For the twelve months ended October 31, 2009, the total returns on common share net asset value (NAV) for all six of these Nuveen Funds exceeded the returns for the Standard & Poor's (S&P) Insured Municipal Bond Index. All of the Funds lagged the Lipper Insured Municipal Debt Funds Average for the same period.

(1) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) Each Fund may invest in derivative instruments such as forwards, futures, options and swap transactions. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Financial Statements, and Notes to Financial Statements sections of this report.

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(3) The Standard & Poor's (S&P) Insured Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the insured U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(4) The Lipper Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 23 funds; 5-year, 21 funds; and 10-year, 16 funds. Fund and Lipper returns assume reinvestment of dividends. You cannot invest directly in a Lipper Average.

6 Nuveen Investments

Key management factors that influenced the Funds' returns during this period included yield curve and duration positioning, credit exposure, and sector allocation. In addition, leverage was an important positive factor affecting the Funds' performances over this period. The impact of leverage is discussed in more detail on page seven.

During this period, yields on tax-exempt bonds generally declined and bond prices rose, especially at the longer end of the municipal yield curve. As a result, longer-term bonds generally outperformed credits with shorter maturities. During this period, the Funds' varying levels of exposure to the longer part of the yield curve influenced their performances relative to one another. NQI, which had the longest duration among these Funds, benefited the most from its duration and yield curve positioning, while NPX, which had more exposure to the shorter end of the yield curve, was relatively less well positioned in terms of duration and yield curve.

As mentioned earlier, our duration strategies in NVG included using derivative positions during the first part of this period to synthetically extend the duration of this Fund. These derivative positions performed well and made a positive contribution to NVG's total return performance, while yield curve positioning played an important role in performance, credit exposure was also a significant factor. As noted earlier, demand for municipal bonds increased among both institutional and individual investors during this period. This increase was driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for additional risk. At the same time, the supply of new tax-exempt municipal securities declined. As investors bid up municipal bond prices, lower-rated and non-rated bonds generally outperformed those rated AAA. In this environment, the Funds' performances benefited from their allocations of bonds rated A, BBB or below, and non-rated bonds. As of October 31, 2009, all of the Funds had exposure to bonds in these ratings categories. In NQI, NIO, NIF and NPX, exposure to these lower-rated categories was generally the result of rating downgrades on municipal bond insurers, rather than the result of any buying by these Funds. NVG and NEA, which have been able to invest up to 20% of their assets in uninsured investment-grade quality securities since their inceptions in 2002, held bonds rated BBB and non-rated bonds resulting from purchases as well as some insurer downgrades.

Holdings that generally contributed positively to the Funds' performance included industrial development revenue (IDR), housing and health care bonds. Education, water and sewer, transportation and special tax bonds also outperformed the general municipal market during this period, and zero coupon bonds were another segment of the market that performed very strongly.

                                                            Nuveen Investments 7

Pre-refunded bonds, which had been one of the top performing segments of the municipal bond market over the past two years, performed especially poorly during this period. This underperformance can be attributed primarily to these bonds' shorter effective maturities and higher credit quality, as they are usually backed by U.S. Treasury securities.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative index was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk -- especially when market conditions are unfavorable. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

Over the early part of this period, leverage hampered the performance of the Funds using this strategy. However, leverage made a significant positive contribution to those Funds returns over much of 2009, which can be seen in their twelve-month performance shown on page six.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES AND FUND POLICY CHANGES

Another factor that had an impact on the performance of these Funds was their positions in bonds backed by municipal bond insurers that have experienced downgrades in their credit ratings. At the time this report was prepared, there were no bond insurers rated AAA by more than one of the major rating agencies (Moody's Investor Service, Standard & Poor's (S&P) and Fitch) and at least one rating agency has placed each insurer on "negative credit watch," "credit outlook/watch developing" "credit outlook/watch negative," "credit watch evolving," "rating withdrawn" or "regulatory supervision" which may presage one or more rating reductions for any insurer in the future. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of these Funds continued to be well diversified and it is important to note that municipal bonds historically have had a very low rate of default.

8 Nuveen Investments

RECENT DEVELOPMENTS REGARDING THE FUNDS' LEVERAGED CAPITAL STRUCTURE

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including these Nuveen Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have "failed to clear," and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Funds' Board of Directors/Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. The amount of TOBs that a Fund may use varies according to the composition of each Fund's portfolio. Some Funds have a greater ability to use TOBs than others. As of October 31, 2009, some Funds have issued Variable Rate Demand Preferred Shares (VRDP), but these issuances have been limited since it has been difficult to find liquidity facilities on economically viable terms given the constrained credit environment. Some Funds also have issued MuniFund Term Preferred (MTP), a fixed-rate form of preferred stock with a mandatory redemption period of five years. However, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

                                                            Nuveen Investments 9

As of October 31, 2009, the amount of auction rate preferred securities redeemed and/or noticed for redemption by the Funds are as shown in the accompanying table.

                                          AUCTION RATE                                    % OF ORIGINAL
                                      PREFERRED SHARES                                     AUCTION RATE
FUND            REDEEMED AND/OR NOTICED FOR REDEMPTION   PREFERRED SHARES AND/OR NOTICED FOR REDEMPTION
-------------------------------------------------------------------------------------------------------
NQI                                      $  72,150,000                                            22.7%
NIO                                      $ 115,525,000*                                           14.6%
NIF                                      $  30,875,000                                            19.2%
NPX                                      $ 268,900,000                                           100.0%
NVG                                      $ 141,050,000                                            60.5%
NEA                                      $  24,250,000**                                          14.0%
-------------------------------------------------------------------------------------------------------

* Includes $8,825,000 auction rate preferred shares redeemed by Nuveen Insured Florida Premium Income Municipal Fund (NFL) prior to the Reorganization on October 16, 2009.

** Includes $2,250,000 auction rate preferred shares redeemed by Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF) prior to the Reorganization on October 16, 2009.

As noted in past shareholder reports, all of NPX's redemptions were achieved through the issuance of Variable Rate Demand Preferred (VRDP) in conjunction with the proceeds from the creation of TOBs. VRDP is a new instrument designed to replace the auction rate preferred shares used as leverage in Nuveen closed-end funds. VRDP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933. As of October 31, 2009, NPX has $219 million of VRDP outstanding.

MUNIFUND TERM PREFERRED SHARES (MTP)

During October 2009, NVG successfully completed the issuance of $108 million of 2.95%, Series 2014 MTP. MTP is a new form of closed-end fund preferred shares designed to partially refinance and replace the auction rate preferred shares previously issued by the fund as leverage. The net proceeds from this offering were used to refinance a portion of NVG's outstanding auction rate preferred shares. The newly-issued MTP shares trade on the New York Stock Exchange (NYSE) under the symbol "NVG Pr C." MTP is a fixed-rate form of preferred stock with a mandatory redemption period, in this case, of five years. By issuing MTP, the Fund seeks to take advantage of the current historically low interest rate environment to lock in an attractive federally tax-exempt cost of leverage for a period as long as the term of the MTP. The Fund's managers believe that issuing MTP may help the Fund mitigate the risk of a significant increase in its cost of leverage should short-term interest rates rise sharply in the coming years.

As of October 31, 2009, 75 out of the 88 Nuveen closed-end municipal funds that had issued auction rate preferred shares have redeemed, at par, all or a portion of these shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.4 billion of the original $11 billion outstanding.

10 Nuveen Investments

Subsequent to the reporting period, NEA filed with the Securities and Exchange Commission (SEC) a registration statement seeking to register MTP. This registration statement, declared effective by the SEC, enables the Fund to issue to the public shares of MTP to refinance all or a portion of NEA's auction rate preferred shares. The issuance of MTP by NEA is subject to market conditions. There is no assurance that these MTP shares will be issued.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.
aspx.

                                                           Nuveen Investments 11

Common Share Dividend and Share Price Information

During the twelve-month reporting period ended October 31, 2009, NIF had three monthly dividend increases and NQI, NIO, NPX, NVG and NEA each had two monthly dividend increases.

Due to normal portfolio activity, common shareholders of NIO received a net ordinary income distribution of $0.0010 per share at the end of December 2008.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2009, all of the Funds in this report had positive UNII balances for both tax and financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of October 31, 2009, the aggregate amount of common shares repurchased by NVG and NEA are as shown in the accompanying table. Since the inception of the Funds' repurchase program, NQI, NIO, NIF, and NPX have not repurchased any of their outstanding common shares.

                                               COMMON SHARES   % OF OUTSTANDING
FUND                                             REPURCHASED      COMMON SHARES
-------------------------------------------------------------------------------
NVG                                                   10,400                0.0%
NEA                                                   19,300*               0.1%
-------------------------------------------------------------------------------

* Does not include common shares repurchase activity of Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF) prior to Reorganization on October 16, 2009.

During the twelve-month reporting period, NVG's and NEA's common shares were repurchased at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

                                          WEIGHTED AVERAGE     WEIGHTED AVERAGE
                                           PRICE PER SHARE   DISCOUNT PER SHARE
FUND                                           REPURCHASED          REPURCHASED
-------------------------------------------------------------------------------
NVG                                                $ 11.53                16.82%
NEA                                                $ 10.98                18.03%
--------------------------------------------------------------------------------

12 Nuveen Investments

As of October 31, 2009, the Funds' common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

                                                 10/31/09   TWELVE-MONTH AVERAGE
FUND                                         (-) DISCOUNT           (-) DISCOUNT
--------------------------------------------------------------------------------
NQI                                                -2.28%                 -5.17%
NIO                                                -8.72%                -10.01%
NIF                                                -8.90%                 -9.95%
NPX                                                -8.49%                -10.70%
NVG                                                -6.42%                -10.23%
NEA                                                -6.52%                 -9.04%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 13

NQI Performance OVERVIEW | Nuveen Insured Quality Municipal Fund, Inc. as of October 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     13.30
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     13.61
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -2.28%
--------------------------------------------------------------------------------
Market Yield                                                               6.14%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                8.53%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   521,216
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.34
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.67
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/90)
--------------------------------------------------------------------------------
                                                ON SHARE PRICE            ON NAV
--------------------------------------------------------------------------------
1-Year                                                  26.98%            23.65%
--------------------------------------------------------------------------------
5-Year                                                   2.19%             2.64%
--------------------------------------------------------------------------------
10-Year                                                  6.43%             5.93%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 19.1%
--------------------------------------------------------------------------------
Texas                                                                      11.1%
--------------------------------------------------------------------------------
Illinois                                                                   10.6%
--------------------------------------------------------------------------------
New York                                                                    8.8%
--------------------------------------------------------------------------------
Washington                                                                  7.7%
--------------------------------------------------------------------------------
Florida                                                                     5.5%
--------------------------------------------------------------------------------
Kentucky                                                                    4.0%
--------------------------------------------------------------------------------
Ohio                                                                        3.0%
--------------------------------------------------------------------------------
Louisiana                                                                   2.4%
--------------------------------------------------------------------------------
Arizona                                                                     2.3%
--------------------------------------------------------------------------------
Hawaii                                                                      2.2%
--------------------------------------------------------------------------------
Colorado                                                                    2.1%
--------------------------------------------------------------------------------
Massachusetts                                                               1.8%
--------------------------------------------------------------------------------
Other                                                                      19.4%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     20.6%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            18.6%
--------------------------------------------------------------------------------
Transportation                                                             18.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.9%
--------------------------------------------------------------------------------
Health Care                                                                 9.6%
--------------------------------------------------------------------------------
Utilities                                                                   7.4%
--------------------------------------------------------------------------------
Other                                                                      12.4%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
NPFG(4)                                                                    34.0%
--------------------------------------------------------------------------------
FSA                                                                        22.8%
--------------------------------------------------------------------------------
FGIC                                                                       20.9%
--------------------------------------------------------------------------------
AMBAC                                                                      18.9%
--------------------------------------------------------------------------------
Other                                                                       3.4%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2)

                                  [PIE CHART]

Insured                                                                      75%
U.S.
Guaranteed*                                                                  19%
FHA/GNMA
Guaranteed                                                                    6%

* U.S. Guaranteed includes 19% (as a % of total investments) of Insured securities.

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Nov                                                                    $  0.0615
Dec                                                                       0.0615
Jan                                                                       0.0615
Feb                                                                       0.0615
Mar                                                                       0.0615
Apr                                                                       0.0615
May                                                                       0.0625
Jun                                                                       0.0625
Jul                                                                       0.0625
Aug                                                                       0.0625
Sep                                                                        0.068
Oct                                                                        0.068

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                               $   11.05
                                                                           11.79
                                                                           10.95
                                                                           10.13
                                                                           10.43
                                                                            9.92
                                                                            8.78
                                                                            9.86
                                                                            9.89
                                                                           10.37
                                                                           11.33
                                                                           11.58
                                                                            11.4
                                                                           11.57
                                                                           12.09
                                                                           12.04
                                                                           11.06
                                                                           11.84
                                                                           11.44
                                                                            11.6
                                                                           11.72
                                                                            12.1
                                                                           12.02
                                                                           11.84
                                                                           11.93
                                                                           12.17
                                                                           12.05
                                                                           12.08
                                                                           12.18
                                                                            12.5
                                                                           12.53
                                                                           12.23
                                                                         12.0299
                                                                           12.26
                                                                           12.32
                                                                           12.46
                                                                           12.67
                                                                           12.59
                                                                            12.8
                                                                           12.98
                                                                           12.85
                                                                           12.55
                                                                           12.93
                                                                           12.72
                                                                            13.1
                                                                           13.24
                                                                           13.46
                                                                           13.54
                                                                           13.75
                                                                           13.64
                                                                              13
                                                                           13.38
10/31/09                                                                    13.3

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments or an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Primarily all of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4)   MBIA's public finance subsidiary.

14 Nuveen Investments

NIO Performance OVERVIEW | Nuveen Insured Municipal Opportunity Fund, Inc. as of October 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2)

                                  [PIE CHART]

Insured                                                                      77%
U.S.
Guaranteed*                                                                  21%
FHA/FNMA/GNMA
Guaranteed                                                                    2%

* U.S. Guaranteed includes 18% (as a % of total investments) of Insured securities.

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(4)

                                   [BAR CHART]

Nov                                                                    $   0.059
Dec                                                                        0.059
Jan                                                                        0.059
Feb                                                                        0.059
Mar                                                                        0.059
Apr                                                                        0.059
May                                                                       0.0605
Jun                                                                       0.0605
Jul                                                                       0.0605
Aug                                                                       0.0605
Sep                                                                       0.0665
Oct                                                                       0.0665

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                               $    11.3
                                                                           11.32
                                                                         11.4199
                                                                            9.46
                                                                            10.5
                                                                          9.8999
                                                                            8.93
                                                                           10.01
                                                                           10.51
                                                                           10.97
                                                                           11.77
                                                                           12.01
                                                                           11.45
                                                                            11.7
                                                                           12.03
                                                                              12
                                                                           11.24
                                                                           11.87
                                                                            11.1
                                                                           11.64
                                                                           11.78
                                                                           11.72
                                                                           11.78
                                                                           11.69
                                                                           11.82
                                                                           12.09
                                                                           12.15
                                                                           12.31
                                                                            12.4
                                                                           12.54
                                                                           12.58
                                                                            12.4
                                                                           11.99
                                                                           12.09
                                                                            12.3
                                                                           12.14
                                                                           12.55
                                                                           12.42
                                                                            12.7
                                                                           12.68
                                                                           12.69
                                                                           12.72
                                                                           12.96
                                                                           13.22
                                                                            13.4
                                                                           13.41
                                                                           13.55
                                                                           13.65
                                                                           13.89
                                                                           13.64
                                                                              13
                                                                           13.22
10/31/09                                                                   12.98

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     12.98
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     14.22
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -8.72%
--------------------------------------------------------------------------------
Market Yield                                                               6.15%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                8.54%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $ 1,358,844
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.04
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.29
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/19/91)
--------------------------------------------------------------------------------
                                                 ON SHARE PRICE           ON NAV
--------------------------------------------------------------------------------
1-Year                                                   23.62%           21.18%
--------------------------------------------------------------------------------
5-Year                                                    1.61%            3.10%
--------------------------------------------------------------------------------
10-Year                                                   6.09%            6.00%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Florida                                                                    17.2%
--------------------------------------------------------------------------------
California                                                                 16.7%
--------------------------------------------------------------------------------
Texas                                                                       6.9%
--------------------------------------------------------------------------------
New York                                                                    4.4%
--------------------------------------------------------------------------------
Colorado                                                                    3.8%
--------------------------------------------------------------------------------
Nevada                                                                      3.7%
--------------------------------------------------------------------------------
South Carolina                                                              3.5%
--------------------------------------------------------------------------------
Michigan                                                                    3.5%
--------------------------------------------------------------------------------
Illinois                                                                    3.4%
--------------------------------------------------------------------------------
Alabama                                                                     3.3%
--------------------------------------------------------------------------------
Massachusetts                                                               3.1%
--------------------------------------------------------------------------------
Louisiana                                                                   2.9%
--------------------------------------------------------------------------------
Washington                                                                  2.6%
--------------------------------------------------------------------------------
Ohio                                                                        2.4%
--------------------------------------------------------------------------------
Indiana                                                                     2.0%
--------------------------------------------------------------------------------
Kentucky                                                                    1.9%
--------------------------------------------------------------------------------
Other                                                                      18.7%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     24.8%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            20.9%
--------------------------------------------------------------------------------
Transportation                                                             11.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     11.6%
--------------------------------------------------------------------------------
Water and Sewer                                                            10.4%
--------------------------------------------------------------------------------
Utilities                                                                   9.0%
--------------------------------------------------------------------------------
Health Care                                                                 5.0%
--------------------------------------------------------------------------------
Other                                                                       6.5%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
NPFG(5)                                                                    31.3%
--------------------------------------------------------------------------------
FGIC                                                                       23.6%
--------------------------------------------------------------------------------
FSA                                                                        19.4%
--------------------------------------------------------------------------------
AMBAC                                                                      17.8%
--------------------------------------------------------------------------------
Other                                                                       7.9%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Primarily all of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders a net ordinary income distribution in December 2008 of $0.0010 per share.

(5)   MBIA's public finance subsidiary.

                                                           Nuveen Investments 15

NIF Performance OVERVIEW | Nuveen Premier Insured Municipal Income Fund, Inc. as of October 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     13.10
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     14.38
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -8.90%
--------------------------------------------------------------------------------
Market Yield                                                               6.05%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                8.40%
--------------------------------------------------------------------------------
Net Assets Applicable to
   Common Shares ($000)                                             $   279,312
--------------------------------------------------------------------------------
Average Effective Maturity
   on Securities (Years)                                                  13.21
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.24
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/91)
--------------------------------------------------------------------------------
                                                 ON SHARE PRICE           ON NAV
--------------------------------------------------------------------------------
1-Year                                                   24.07%           20.90%
--------------------------------------------------------------------------------
5-Year                                                    2.16%            3.27%
--------------------------------------------------------------------------------
10-Year                                                   6.16%            6.01%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 20.2%
--------------------------------------------------------------------------------
Washington                                                                 11.2%
--------------------------------------------------------------------------------
Illinois                                                                   11.0%
--------------------------------------------------------------------------------
Texas                                                                       8.5%
--------------------------------------------------------------------------------
Colorado                                                                    6.5%
--------------------------------------------------------------------------------
New York                                                                    4.6%
--------------------------------------------------------------------------------
Nevada                                                                      2.9%
--------------------------------------------------------------------------------
Oregon                                                                      2.7%
--------------------------------------------------------------------------------
Indiana                                                                     2.6%
--------------------------------------------------------------------------------
Hawaii                                                                      2.5%
--------------------------------------------------------------------------------
Florida                                                                     2.4%
--------------------------------------------------------------------------------
Michigan                                                                    2.4%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.2%
--------------------------------------------------------------------------------
Georgia                                                                     2.2%
--------------------------------------------------------------------------------
Other                                                                      18.1%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     24.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            18.9%
--------------------------------------------------------------------------------
Transportation                                                             17.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     16.2%
--------------------------------------------------------------------------------
Utilities                                                                   6.5%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           5.4%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.3%
--------------------------------------------------------------------------------
Other                                                                       5.6%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
FGIC                                                                       34.1%
--------------------------------------------------------------------------------
NPFG(4)                                                                    30.9%
--------------------------------------------------------------------------------
FSA                                                                        19.9%
--------------------------------------------------------------------------------
AMBAC                                                                      14.2%
--------------------------------------------------------------------------------
Other                                                                       0.9%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2)

                                  [PIE CHART]

Insured                                                                      79%
U.S.
Guaranteed*                                                                  19%
FHA/GNMA
Guaranteed                                                                    2%

* U.S. Guaranteed includes 10% (as a % of total investments) of Insured securities.

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Nov                                                                    $  0.0555
Dec                                                                       0.0555
Jan                                                                       0.0555
Feb                                                                       0.0555
Mar                                                                         0.06
Apr                                                                         0.06
May                                                                       0.0635
Jun                                                                       0.0635
Jul                                                                       0.0635
Aug                                                                       0.0635
Sep                                                                        0.066
Oct                                                                        0.066

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                               $   11.21
                                                                            11.2
                                                                           10.98
                                                                            9.72
                                                                           10.25
                                                                            9.96
                                                                             8.9
                                                                           10.06
                                                                           10.54
                                                                           11.13
                                                                              12
                                                                           11.99
                                                                            11.9
                                                                           12.28
                                                                           12.44
                                                                           12.63
                                                                           11.38
                                                                           12.13
                                                                           11.79
                                                                           11.83
                                                                           12.02
                                                                           12.13
                                                                         12.4512
                                                                           12.49
                                                                           12.41
                                                                           12.62
                                                                           12.73
                                                                           12.81
                                                                           12.78
                                                                            12.9
                                                                           12.76
                                                                           12.75
                                                                           12.34
                                                                           12.56
                                                                           12.71
                                                                           12.55
                                                                           12.96
                                                                           12.85
                                                                           13.08
                                                                           13.18
                                                                           13.26
                                                                           13.23
                                                                           13.37
                                                                         13.4616
                                                                           13.51
                                                                           13.61
                                                                           13.72
                                                                           13.79
                                                                         13.9901
                                                                           13.71
                                                                            13.1
                                                                           13.38
10/31/09                                                                    13.1

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4)   MBIA's public finance subsidiary.

16 Nuveen Investments

NPX Performance OVERVIEW | Nuveen Insured Premium Income Municipal Fund 2 as of October 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2)

                                  [PIE CHART]

Insured                                                                      81%
U.S.
Guaranteed*                                                                  17%
FHA/GNMA
Guaranteed                                                                    1%
AA (Uninsured)                                                                1%

U.S. Guaranteed includes 17% (as a % of total investments) of Insured securities.

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Nov                                                                    $  0.0515
Dec                                                                       0.0515
Jan                                                                       0.0515
Feb                                                                       0.0515
Mar                                                                       0.0515
Apr                                                                       0.0515
May                                                                       0.0595
Jun                                                                       0.0595
Jul                                                                       0.0595
Aug                                                                       0.0595
Sep                                                                        0.061
Oct                                                                        0.061

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                               $    9.68
                                                                         10.0596
                                                                            9.71
                                                                            8.69
                                                                            9.09
                                                                            8.27
                                                                            8.08
                                                                            8.86
                                                                            9.15
                                                                            9.66
                                                                           10.44
                                                                           10.44
                                                                           10.46
                                                                           10.53
                                                                           10.95
                                                                           10.94
                                                                           10.08
                                                                           10.61
                                                                            10.4
                                                                           10.29
                                                                           10.44
                                                                           10.63
                                                                         10.6206
                                                                           10.75
                                                                           10.84
                                                                           10.99
                                                                           11.16
                                                                            11.3
                                                                           11.39
                                                                           11.51
                                                                           11.36
                                                                           11.42
                                                                           10.98
                                                                           11.22
                                                                           11.34
                                                                            11.2
                                                                           11.57
                                                                           11.41
                                                                           11.54
                                                                           11.65
                                                                           11.83
                                                                           11.77
                                                                           11.96
                                                                              12
                                                                           12.11
                                                                           12.25
                                                                           12.41
                                                                           12.32
                                                                           12.54
                                                                           12.34
                                                                           11.96
                                                                           12.05
10/31/09                                                                   11.86

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.86
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     12.96
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -8.49%
--------------------------------------------------------------------------------
Market Yield                                                               6.17%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                8.57%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   484,069
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.80
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.99
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/22/93)
--------------------------------------------------------------------------------
                                                 ON SHARE PRICE           ON NAV
--------------------------------------------------------------------------------
1-Year                                                   31.78%           20.15%
--------------------------------------------------------------------------------
5-Year                                                    2.11%            2.97%
--------------------------------------------------------------------------------
10-Year                                                   6.32%            6.09%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 14.8%
--------------------------------------------------------------------------------
Texas                                                                      12.0%
--------------------------------------------------------------------------------
Pennsylvania                                                                6.9%
--------------------------------------------------------------------------------
Colorado                                                                    6.1%
--------------------------------------------------------------------------------
New York                                                                    6.1%
--------------------------------------------------------------------------------
Hawaii                                                                      5.2%
--------------------------------------------------------------------------------
Washington                                                                  4.8%
--------------------------------------------------------------------------------
Wisconsin                                                                   4.0%
--------------------------------------------------------------------------------
Louisiana                                                                   3.3%
--------------------------------------------------------------------------------
New Jersey                                                                  3.0%
--------------------------------------------------------------------------------
Indiana                                                                     2.9%
--------------------------------------------------------------------------------
North Dakota                                                                2.5%
--------------------------------------------------------------------------------
Georgia                                                                     2.4%
--------------------------------------------------------------------------------
Alabama                                                                     2.3%
--------------------------------------------------------------------------------
Oregon                                                                      2.1%
--------------------------------------------------------------------------------
Illinois                                                                    2.1%
--------------------------------------------------------------------------------
Other                                                                      19.5%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Utilities                                                                  20.7%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            16.7%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     14.8%
--------------------------------------------------------------------------------
Transportation                                                             10.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     10.3%
--------------------------------------------------------------------------------
Water and Sewer                                                             9.4%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           7.6%
--------------------------------------------------------------------------------
Health Care                                                                 7.0%
--------------------------------------------------------------------------------
Other                                                                       2.9%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
AMBAC                                                                      29.9%
--------------------------------------------------------------------------------
NPFG(4)                                                                    25.4%
--------------------------------------------------------------------------------
FGIC                                                                       21.9%
--------------------------------------------------------------------------------
FSA                                                                        19.5%
--------------------------------------------------------------------------------
Other                                                                       3.3%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Primarily all of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4)   MBIA's public finance subsidiary.

                                                           Nuveen Investments 17

NVG Performance OVERVIEW | Nuveen Insured Dividend Advantage Municipal Fund as of October 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     13.85
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     14.80
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -6.42%
--------------------------------------------------------------------------------
Market Yield                                                               6.06%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                8.42%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   441,207
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          12.89
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.26
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                                 ON SHARE PRICE           ON NAV
--------------------------------------------------------------------------------
1-Year                                                   28.72%           21.54%
--------------------------------------------------------------------------------
5-Year                                                    4.43%            4.18%
--------------------------------------------------------------------------------
Since Inception                                           5.08%            6.27%
--------------------------------------------------------------------------------

STATES
(as a% of total municipal bonds)
--------------------------------------------------------------------------------
Texas                                                                      15.6%
--------------------------------------------------------------------------------
Washington                                                                 10.5%
--------------------------------------------------------------------------------
Indiana                                                                    10.5%
--------------------------------------------------------------------------------
California                                                                 10.4%
--------------------------------------------------------------------------------
Florida                                                                     7.9%
--------------------------------------------------------------------------------
Illinois                                                                    7.5%
--------------------------------------------------------------------------------
Tennessee                                                                   6.8%
--------------------------------------------------------------------------------
New York                                                                    3.9%
--------------------------------------------------------------------------------
Colorado                                                                    3.7%
--------------------------------------------------------------------------------
Pennsylvania                                                                3.0%
--------------------------------------------------------------------------------
Alaska                                                                      2.6%
--------------------------------------------------------------------------------
Other                                                                      17.6%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a% of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            24.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     15.9%
--------------------------------------------------------------------------------
Transportation                                                             15.2%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.6%
--------------------------------------------------------------------------------
Utilities                                                                   9.1%
--------------------------------------------------------------------------------
Health Care                                                                 7.6%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.1%
--------------------------------------------------------------------------------
Other                                                                       9.0%
--------------------------------------------------------------------------------

INSURERS
(as a% of total Insured investments)
--------------------------------------------------------------------------------
NPFG(4)                                                                    32.8%
--------------------------------------------------------------------------------
FSA                                                                        23.6%
--------------------------------------------------------------------------------
AMBAC                                                                      21.4%
--------------------------------------------------------------------------------
FGIC                                                                       17.2%
--------------------------------------------------------------------------------
Other                                                                       5.0%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL MUNICIPAL BONDS)(1,2)

                                  [PIE CHART]

Insured                                                                      63%
U.S. Guaranteed*                                                             25%
FHA
Guaranteed                                                                    3%
AAA (Uninsured)                                                               3%
AA (Uninsured)                                                                5%
BBB (Uninsured)                                                               1%

* U.S. Guaranteed includes 25% (as a % of total municipal bonds) of Insured securities.

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Nov                                                                    $    0.06
Dec                                                                         0.06
Jan                                                                         0.06
Feb                                                                         0.06
Mar                                                                         0.06
Apr                                                                         0.06
May                                                                       0.0645
Jun                                                                       0.0645
Jul                                                                       0.0645
Aug                                                                       0.0645
Sep                                                                         0.07
Oct                                                                         0.07

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                               $    11.5
                                                                           11.62
                                                                           11.17
                                                                            9.97
                                                                              11
                                                                            9.83
                                                                            9.45
                                                                           10.96
                                                                           10.75
                                                                            11.6
                                                                           12.55
                                                                            12.7
                                                                           12.13
                                                                           12.52
                                                                           12.88
                                                                           12.63
                                                                           11.61
                                                                           12.21
                                                                           11.72
                                                                           11.97
                                                                            12.1
                                                                            12.4
                                                                           12.29
                                                                           12.41
                                                                          12.395
                                                                           12.61
                                                                           12.62
                                                                           12.84
                                                                           13.01
                                                                           13.05
                                                                           13.07
                                                                           12.99
                                                                           12.55
                                                                           12.89
                                                                            12.9
                                                                            12.8
                                                                           12.98
                                                                           13.12
                                                                           13.28
                                                                           13.42
                                                                           13.33
                                                                           13.32
                                                                           13.59
                                                                           13.64
                                                                           13.73
                                                                           13.95
                                                                           14.12
                                                                           14.19
                                                                           14.39
                                                                           14.23
                                                                           13.68
                                                                           13.89
10/31/09                                                                   13.85

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4)   MBIA's public finance subsidiary.

18 Nuveen Investments

NEA Performance OVERVIEW | Nuveen Insured Tax-Free Advantage Municipal Fund as of October 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2)

                                   [PIE CHART]

Insured                                                                      69%
U.S. Guaranteed*                                                             23%
AAA (Uninsured)                                                               3%
AA (Uninsured)                                                                2%
A (Uninsured)                                                                 1%
BBB (Uninsured)                                                               1%
B (Uninsured)                                                                 1%

* U.S. Guaranteed includes 19% (as a % of total investments) of Insured securities.

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Nov                                                                    $   0.059
Dec                                                                        0.059
Jan                                                                        0.059
Feb                                                                        0.059
Mar                                                                        0.059
Apr                                                                        0.059
May                                                                        0.062
Jun                                                                        0.062
Jul                                                                        0.062
Aug                                                                        0.062
Sep                                                                        0.065
Oct                                                                        0.065

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                               $   11.18
                                                                            11.6
                                                                         10.4501
                                                                            9.94
                                                                         11.4086
                                                                            9.57
                                                                            8.93
                                                                          10.056
                                                                            10.4
                                                                           10.97
                                                                            12.1
                                                                           11.76
                                                                           11.54
                                                                           11.92
                                                                           12.37
                                                                           12.08
                                                                           11.03
                                                                           11.84
                                                                           11.54
                                                                           11.68
                                                                           11.58
                                                                           11.87
                                                                           12.01
                                                                            12.2
                                                                           12.01
                                                                           12.33
                                                                           12.56
                                                                           12.82
                                                                           12.75
                                                                           12.66
                                                                           12.97
                                                                            12.9
                                                                           12.42
                                                                           12.75
                                                                           12.75
                                                                           12.73
                                                                           12.82
                                                                           12.81
                                                                           12.79
                                                                           13.05
                                                                            13.1
                                                                           13.04
                                                                         13.2399
                                                                         13.3406
                                                                           13.48
                                                                           13.57
                                                                           13.75
                                                                           14.11
                                                                           14.45
                                                                           14.28
                                                                           13.48
                                                                         13.5999
10/31/09                                                                   13.48

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     13.48
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     14.42
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -6.52%
--------------------------------------------------------------------------------
Market Yield                                                               5.79%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                8.04%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   320,587
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.06
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.14
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
--------------------------------------------------------------------------------
                                                 ON SHARE PRICE           ON NAV
--------------------------------------------------------------------------------
1-Year                                                   25.41%           23.05%
--------------------------------------------------------------------------------
5-Year                                                    3.46%            4.82%
--------------------------------------------------------------------------------
Since Inception                                           4.10%            5.63%
--------------------------------------------------------------------------------

STATES
(as a% of total investments)
--------------------------------------------------------------------------------
Florida                                                                    15.9%
--------------------------------------------------------------------------------
California                                                                 14.7%
--------------------------------------------------------------------------------
Texas                                                                       6.9%
--------------------------------------------------------------------------------
New York                                                                    6.8%
--------------------------------------------------------------------------------
Michigan                                                                    6.7%
--------------------------------------------------------------------------------
Washington                                                                  6.4%
--------------------------------------------------------------------------------
Pennsylvania                                                                5.0%
--------------------------------------------------------------------------------
Indiana                                                                     4.9%
--------------------------------------------------------------------------------
Alabama                                                                     4.9%
--------------------------------------------------------------------------------
South Carolina                                                              3.8%
--------------------------------------------------------------------------------
Wisconsin                                                                   3.7%
--------------------------------------------------------------------------------
Colorado                                                                    3.3%
--------------------------------------------------------------------------------
Other                                                                      17.0%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a% of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     26.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            23.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     11.9%
--------------------------------------------------------------------------------
Water and Sewer                                                             8.7%
--------------------------------------------------------------------------------
Health Care                                                                 8.2%
--------------------------------------------------------------------------------
Utilities                                                                   8.1%
--------------------------------------------------------------------------------
Transportation                                                              7.2%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           5.0%
--------------------------------------------------------------------------------
Other                                                                       0.6%
--------------------------------------------------------------------------------

INSURERS
(as a% of total Insured investments)
--------------------------------------------------------------------------------
NPFG(4)                                                                    32.7%
--------------------------------------------------------------------------------
AMBAC                                                                      29.8%
--------------------------------------------------------------------------------
FSA                                                                        15.7%
--------------------------------------------------------------------------------
FGIC                                                                       11.8%
--------------------------------------------------------------------------------
SYNCORA GTY                                                                 5.2%
--------------------------------------------------------------------------------
Other                                                                       4.8%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4)   MBIA's public finance subsidiary.

                                                           Nuveen Investments 19

NQI | Shareholder Meeting Report

A special meeting of shareholders for NIO and NEA was held in the offices of Nuveen Investments on May 15, 2009; at this meeting the shareholders were asked to vote to approve an Agreement and Plan of Reorganization. The meeting was subsequently adjourned to June 17, 2009, and additionally adjourned to July 24, 2009 and to July 31, 2009.

The annual meeting of shareholders was held on July 28, 2009, in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting for NQI, NIO, NIF, NPX and NVG was subsequently adjourned to September 1, 2009, and then adjourned to October 13, 2009, for NQI, NIO, NPX and NVG.

                                                               NQI
--------------------------------------------------------------------------------
                                                     Common and
                                                  MuniPreferred   MuniPreferred
                                                  shares voting   shares voting
                                                       together        together
                                                     as a class      as a class
--------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICIES RELATING TO DERIVATIVES
AND SHORT SALES.
   For                                               18,504,664           4,389
   Against                                            1,587,299             669
   Abstain                                              717,345              21
   Broker Non-Votes                                   5,777,701             515
--------------------------------------------------------------------------------
   Total                                             26,587,009           5,594
================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO INVESTING IN OTHER
INVESTMENT COMPANIES.
   For                                               18,749,972           4,339
   Against                                            1,355,621             719
   Abstain                                              703,715              21
   Broker Non-Votes                                   5,777,701             515
--------------------------------------------------------------------------------
   Total                                             26,587,009           5,594
================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                               18,619,101           4,323
   Against                                            1,484,499             732
   Abstain                                              705,708              24
   Broker Non-Votes                                   5,777,701             515
--------------------------------------------------------------------------------
   Total                                             26,587,009           5,594
================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY FOR THE
FUND RELATING TO COMMODITIES.
   For                                               18,601,314           4,384
   Against                                            1,436,796             671
   Abstain                                              771,198              24
   Broker Non-Votes                                   5,777,701             515
--------------------------------------------------------------------------------
   Total                                             26,587,009           5,594
================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO TAX-EXEMPT SECURITIES.
   For                                               18,567,910           4,390
   Against                                            1,468,041             665
   Abstain                                              773,357              24
   Broker Non-Votes                                   5,777,701             515
--------------------------------------------------------------------------------
   Total                                             26,587,009           5,594
================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING
TO TAX-EXEMPT SECURITIES.
   For                                               18,591,481           4,390
   Against                                            1,443,558             665
   Abstain                                              774,269              24
   Broker Non-Votes                                   5,777,701             515
--------------------------------------------------------------------------------
   Total                                             26,587,009           5,594
================================================================================

20 Nuveen Investments

                                                               NQI
--------------------------------------------------------------------------------
                                                     Common and
                                                  MuniPreferred   MuniPreferred
                                                  shares voting   shares voting
                                                       together        together
                                                     as a class      as a class
--------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS
FOLLOWS:
John P. Amboian
   For                                               25,185,665              --
   Withhold                                           1,242,458              --
--------------------------------------------------------------------------------
   Total                                             26,428,123              --
================================================================================
Robert P. Bremner
   For                                               25,143,885              --
   Withhold                                           1,284,238              --
--------------------------------------------------------------------------------
   Total                                             26,428,123              --
================================================================================
Jack B. Evans
   For                                               25,172,939              --
   Withhold                                           1,255,184              --
--------------------------------------------------------------------------------
   Total                                             26,428,123              --
================================================================================
William C. Hunter
   For                                                       --           5,137
   Withhold                                                  --             449
--------------------------------------------------------------------------------
   Total                                                     --           5,586
================================================================================
David J. Kundert
   For                                               25,141,288              --
   Withhold                                           1,286,835              --
--------------------------------------------------------------------------------
   Total                                             26,428,123              --
================================================================================
William J. Schneider
   For                                                       --           5,149
   Withhold                                                  --             437
--------------------------------------------------------------------------------
   Total                                                     --           5,586
================================================================================
Judith M. Stockdale
   For                                               25,141,982              --
   Withhold                                           1,286,141              --
--------------------------------------------------------------------------------
   Total                                             26,428,123              --
================================================================================
Carole E. Stone
   For                                               25,156,371              --
   Withhold                                           1,271,752              --
--------------------------------------------------------------------------------
   Total                                             26,428,123              --
================================================================================
Terence J. Toth
   For                                               25,148,034              --
   Withhold                                           1,280,089              --
--------------------------------------------------------------------------------
   Total                                             26,428,123              --
================================================================================

                                                           Nuveen Investments 21

                                                                              NIO
--------------------------------------------------------------------------------------------------------------
                                                    MuniPreferred
                                                    shares voting           Muni-         Muni-         Muni-
                                          Common         together     Preferred -   Preferred -   Preferred -
                                          shares       as a class        Series M      Series T      Series W
--------------------------------------------------------------------------------------------------------------
TO APPROVE AN AGREEMENT AND PLAN
OF REORGANIZATION (THE
"AGREEMENT"), PURSUANT TO WHICH
NUVEEN INSURED FLORIDA PREMIUM
INCOME MUNICIPAL FUND (THE
"ACQUIRED FUND") WOULD (I)
TRANSFER ALL OF ITS ASSETS TO
NUVEEN INSURED MUNICIPAL
OPPORTUNITY FUND, INC. (THE
"ACQUIRING FUND") IN EXCHANGE
SOLELY FOR SHARES OF COMMON
STOCK AND SHARES OF MUNICIPAL
AUCTION RATE CUMULATIVE
PREFERRED STOCK
("MUNIPREFERRED"), SERIES W3 AND
SERIES TH3, OF THE ACQUIRING
FUND AND THE ACQUIRING FUND'S
ASSUMPTION OF ALL THE
LIABILITIES OF THE ACQUIRED
FUND, (II) DISTRIBUTE SUCH
SHARES OF THE ACQUIRING FUND TO
THE COMMON SHAREHOLDERS AND
MUNIPREFERRED, SERIES W AND
SERIES TH, SHAREHOLDERS OF THE
ACQUIRED FUND AND (III) BE
LIQUIDATED, DISSOLVED AND
TERMINATED IN ACCORDANCE WITH
THE ACQUIRED FUND'S DECLARATION
OF TRUST (THE "REORGANIZATION").
   For                                                     22,649           3,478         3,451         3,336
   Against                                                    856              47            33            82
   Abstain                                                    502               5            45           113
--------------------------------------------------------------------------------------------------------------
   Total                                                   24,007           3,530         3,529         3,531
==============================================================================================================
TO APPROVE THE ISSUANCE OF
ADDITIONAL COMMON SHARES OF
NUVEEN INSURED MUNICIPAL
OPPORTUNITY FUND, INC. IN
CONNECTION WITH THE
REORGANIZATION.
   For                                41,906,660
   Against                             4,455,033
   Abstain                             1,788,836
--------------------------------------------------------------------------------------------------------------
   Total                              48,150,529
==============================================================================================================

                                                                   NIO
--------------------------------------------------------------------------------------------------------------
                                           Muni-            Muni-           Muni-         Muni-
                                     Preferred -      Preferred -     Preferred -   Preferred -
                                       Series W2        Series TH     Series TH-2      Series F
--------------------------------------------------------------------------------------------------------------
TO APPROVE AN AGREEMENT AND PLAN
OF REORGANIZATION (THE
"AGREEMENT"), PURSUANT TO WHICH
NUVEEN INSURED FLORIDA PREMIUM
INCOME MUNICIPAL FUND (THE
"ACQUIRED FUND") WOULD (I)
TRANSFER ALL OF ITS ASSETS TO
NUVEEN INSURED MUNICIPAL
OPPORTUNITY FUND, INC. (THE
"ACQUIRING FUND") IN EXCHANGE
SOLELY FOR SHARES OF COMMON
STOCK AND SHARES OF MUNICIPAL
AUCTION RATE CUMULATIVE
PREFERRED STOCK
("MUNIPREFERRED"), SERIES W3 AND
SERIES TH3, OF THE ACQUIRING
FUND AND THE ACQUIRING FUND'S
ASSUMPTION OF ALL THE
LIABILITIES OF THE ACQUIRED
FUND, (II) DISTRIBUTE SUCH
SHARES OF THE ACQUIRING FUND TO
THE COMMON SHAREHOLDERS AND
MUNIPREFERRED, SERIES W AND
SERIES TH, SHAREHOLDERS OF THE
ACQUIRED FUND AND (III) BE
LIQUIDATED, DISSOLVED AND
TERMINATED IN ACCORDANCE WITH
THE ACQUIRED FUND'S DECLARATION
OF TRUST (THE "REORGANIZATION").
   For                                     2,705            3,186           3,204         3,289
   Against                                    62              344              66           222
   Abstain                                    58               --             262            19
--------------------------------------------------------------------------------------------------------------
   Total                                   2,825            3,530           3,532         3,530
==============================================================================================================
TO APPROVE THE ISSUANCE OF
ADDITIONAL COMMON SHARES OF
NUVEEN INSURED MUNICIPAL
OPPORTUNITY FUND, INC. IN
CONNECTION WITH THE
REORGANIZATION.
   For
   Against
   Abstain
--------------------------------------------------------------------------------------------------------------
   Total
==============================================================================================================

22 Nuveen Investments

                                                               NIO
--------------------------------------------------------------------------------
                                                     Common and
                                                  MuniPreferred   MuniPreferred
                                                  shares voting   shares voting
                                                       together        together
                                                     as a class      as a class
--------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICIES RELATING TO DERIVATIVES
AND SHORT SALES.
   For                                               38,209,748          11,506
   Against                                            3,678,279           1,516
   Abstain                                            1,805,948             352
   Broker Non-Votes                                  10,323,145           2,377
--------------------------------------------------------------------------------
   Total                                             54,017,120          15,751
================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO INVESTING IN OTHER
INVESTMENT COMPANIES.
   For                                               38,499,569          11,508
   Against                                            3,448,741           1,519
   Abstain                                            1,745,666             347
   Broker Non-Votes                                  10,323,144           2,377
--------------------------------------------------------------------------------
   Total                                             54,017,120          15,751
================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                               38,444,421          11,501
   Against                                            3,509,817           1,518
   Abstain                                            1,739,737             355
   Broker Non-Votes                                  10,323,145           2,377
--------------------------------------------------------------------------------
   Total                                             54,017,120          15,751
================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY FOR THE
FUND RELATING TO COMMODITIES.
   For                                               38,445,415          11,501
   Against                                            3,437,729           1,518
   Abstain                                            1,810,832             355
   Broker Non-Votes                                  10,323,144           2,377
--------------------------------------------------------------------------------
   Total                                             54,017,120          15,751
================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO TAX-EXEMPT SECURITIES.
   For                                               38,344,729          11,525
   Against                                            3,544,491           1,497
   Abstain                                            1,804,756             352
   Broker Non-Votes                                  10,323,144           2,377
--------------------------------------------------------------------------------
   Total                                             54,017,120          15,751
================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
TAX-EXEMPT SECURITIES.
   For                                               38,560,166          11,543
   Against                                            3,309,092           1,479
   Abstain                                            1,824,718             352
   Broker Non-Votes                                  10,323,144           2,377
--------------------------------------------------------------------------------
   Total                                             54,017,120          15,751
================================================================================

                                                           Nuveen Investments 23

                                                               NIO
--------------------------------------------------------------------------------
                                                     Common and
                                                  MuniPreferred   MuniPreferred
                                                  shares voting   shares voting
                                                       together        together
                                                     as a class      as a class
--------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED
AS FOLLOWS:
John P. Amboian
   For                                               50,601,245              --
   Withhold                                           3,044,190              --
--------------------------------------------------------------------------------
   Total                                             53,645,435              --
================================================================================
Robert P. Bremner
   For                                               50,577,460              --
   Withhold                                           3,067,975              --
--------------------------------------------------------------------------------
   Total                                             53,645,435              --
================================================================================
Jack B. Evans
   For                                               50,584,642              --
   Withhold                                           3,060,793              --
--------------------------------------------------------------------------------
   Total                                             53,645,435              --
================================================================================
William C. Hunter
   For                                                       --          14,100
   Withhold                                                  --           1,580
--------------------------------------------------------------------------------
   Total                                                     --          15,680
================================================================================
David J. Kundert
   For                                               50,594,367              --
   Withhold                                           3,051,068              --
--------------------------------------------------------------------------------
   Total                                             53,645,435              --
================================================================================
William J. Schneider
   For                                                       --          14,108
   Withhold                                                  --           1,572
--------------------------------------------------------------------------------
   Total                                                     --          15,680
================================================================================
Judith M. Stockdale
   For                                               50,589,662              --
   Withhold                                           3,055,773              --
--------------------------------------------------------------------------------
   Total                                             53,645,435              --
================================================================================
Carole E. Stone
   For                                               50,604,694              --
   Withhold                                           3,040,741              --
--------------------------------------------------------------------------------
   Total                                             53,645,435              --
================================================================================
Terence J. Toth
   For                                               50,602,844              --
   Withhold                                           3,042,591              --
--------------------------------------------------------------------------------
   Total                                             53,645,435              --
================================================================================

24 Nuveen Investments

NIF |
NPX |
NVG |

                                                   NIF                             NPX                             NVG
------------------------------------------------------------------------------------------------------------------------------------
                                         Common and                      Common and                      Common and
                                      MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred
                                      shares voting   shares voting   shares voting   shares voting   shares voting   shares voting
                                           together        together        together        together        together        together
                                         as a class      as a class      as a class      as a class      as a class      as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUND'S FUNDAMENTAL POLICIES RELATING
TO DERIVATIVES AND SHORT SALES.
   For                                    9,247,663           3,206      19,634,602           2,090              --              --
   Against                                  844,588             381       2,225,144              --              --              --
   Abstain                                  371,081              35         784,269              --              --              --
   Broker Non-Votes                       2,686,946              72       4,816,699              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,150,278           3,694      27,460,714           2,090              --              --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
INVESTING IN OTHER INVESTMENT
COMPANIES.
   For                                    9,289,658           3,174      19,813,426           2,090              --              --
   Against                                  792,435             414       2,079,895              --              --              --
   Abstain                                  381,239              34         746,514              --              --              --
   Broker Non-Votes                       2,686,946              72       4,820,879              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,150,278           3,694      27,460,714           2,090              --              --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                    8,896,338           3,209      19,057,451           2,090              --              --
   Against                                1,187,140             378       2,787,725              --              --              --
   Abstain                                  379,854              35         794,659              --              --              --
   Broker Non-Votes                       2,686,946              72       4,820,879              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,150,278           3,694      27,460,714           2,090              --              --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY FOR THE FUND RELATING TO
COMMODITIES.
   For                                    8,893,904           3,210      19,031,692           2,090              --              --
   Against                                1,177,200             378       2,796,236              --              --              --
   Abstain                                  392,228              34         811,907              --              --              --
   Broker Non-Votes                       2,686,946              72       4,820,879              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,150,278           3,694      27,460,714           2,090              --              --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
TAX-EXEMPT SECURITIES.
   For                                           --              --              --              --      14,144,101           5,177
   Against                                       --              --              --              --       1,387,428             292
   Abstain                                       --              --              --              --         743,289             164
   Broker Non-Votes                              --              --              --              --       3,923,765              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --              --              --              --      20,198,583           5,633
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO TAX-EXEMPT
SECURITIES.
   For                                           --              --              --              --      14,184,633           5,191
   Against                                       --              --              --              --       1,360,591             282
   Abstain                                       --              --              --              --         729,594             160
   Broker Non-Votes                              --              --              --              --       3,923,765              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --              --              --              --      20,198,583           5,633
====================================================================================================================================

                                                           Nuveen Investments 25

NPX |
NVG |

                                                   NIF                             NPX                             NVG
------------------------------------------------------------------------------------------------------------------------------------
                                         Common and                      Common and                      Common and
                                      MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred
                                      shares voting   shares voting   shares voting   shares voting   shares voting   shares voting
                                           together        together        together        together        together        together
                                         as a class      as a class      as a class      as a class      as a class      as a class
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
John P. Amboian
   For                                   12,591,988              --              --              --              --              --
   Withhold                                 558,290              --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,150,278              --              --              --              --              --
====================================================================================================================================
Robert P. Bremner
   For                                   12,574,430              --      24,777,356              --      18,685,610              --
   Withhold                                 575,848              --       1,194,939              --       1,365,899              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,150,278              --      25,972,295              --      20,051,509              --
====================================================================================================================================
Jack B. Evans
   For                                   12,585,974              --      24,773,070              --      18,702,305              --
   Withhold                                 564,304              --       1,199,225              --       1,349,204              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,150,278              --      25,972,295              --      20,051,509              --
====================================================================================================================================
William C. Hunter
   For                                           --           3,378              --           2,090              --           5,373
   Withhold                                      --             316              --              --              --             260
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --           3,694              --           2,090              --           5,633
====================================================================================================================================
David J. Kundert
   For                                   12,572,423              --              --              --              --              --
   Withhold                                 577,855              --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,150,278              --              --              --              --              --
====================================================================================================================================
William J. Schneider
   For                                           --           3,378              --           2,090              --           5,373
   Withhold                                      --             316              --              --              --             260
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --           3,694              --           2,090              --           5,633
====================================================================================================================================
Judith M. Stockdale
   For                                   12,581,120              --              --              --              --              --
   Withhold                                 569,158              --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,150,278              --              --              --              --              --
====================================================================================================================================
Carole E. Stone
   For                                   12,572,682              --              --              --              --              --
   Withhold                                 577,596              --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,150,278              --              --              --              --              --
====================================================================================================================================
Terence J. Toth
   For                                   12,584,582              --              --              --              --              --
   Withhold                                 565,696              --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,150,278              --              --              --              --              --
====================================================================================================================================

26 Nuveen Investments

NEA |

                                                                             NEA
---------------------------------------------------------------------------------------------------------------------------
                                           Common and
                                        MuniPreferred                    MuniPreferred
                                        shares voting                    shares voting
                                             together                         together   MuniPreferred -   MuniPreferred -
                                           as a class    Common shares      as a class          Series T          Series W
---------------------------------------------------------------------------------------------------------------------------
TO APPROVE AN AGREEMENT AND PLAN OF
REORGANIZATION (THE "AGREEMENT"),
PURSUANT TO WHICH NUVEEN INSURED
FLORIDA TAX-FREE ADVANTAGE MUNICIPAL
FUND (THE "ACQUIRED FUND") WOULD (I)
TRANSFER ALL OF ITS ASSETS TO NUVEEN
INSURED TAX-FREE ADVANTAGE MUNICIPAL
FUND (THE "ACQUIRING FUND") IN
EXCHANGE SOLELY FOR COMMON SHARES
AND MUNICIPAL AUCTION RATE
CUMULATIVE PREFERRED SHARES
("MUNIPREFERRED"), SERIES W2, OF THE
ACQUIRING FUND AND THE ACQUIRING
FUND'S ASSUMPTION OF ALL THE
LIABILITIES OF THE ACQUIRED FUND,
(II) DISTRIBUTE SUCH SHARES OF THE
ACQUIRING FUND TO THE COMMON
SHAREHOLDERS AND MUNIPREFERRED,
SERIES W, SHAREHOLDERS OF THE
ACQUIRED FUND AND (III) BE
LIQUIDATED, DISSOLVED AND TERMINATED
IN ACCORDANCE WITH THE ACQUIRED
FUND'S DECLARATION OF TRUST (THE
"REORGANIZATION").
   For                                      9,569,489        9,564,604           4,885             2,493             2,392
   Against                                    749,211          748,889             322                72               250
   Abstain                                    429,651          429,546             105                91                14
---------------------------------------------------------------------------------------------------------------------------
   Total                                   10,748,351       10,743,039           5,312             2,656             2,656
===========================================================================================================================
TO APPROVE THE ISSUANCE OF
ADDITIONAL COMMON SHARES OF NUVEEN
INSURED TAX-FREE ADVANTAGE MUNICIPAL
FUND IN CONNECTION WITH THE
REORGANIZATION.
   For                                                       9,520,781
   Against                                                     849,093
   Abstain                                                     373,165
---------------------------------------------------------------------------------------------------------------------------
   Total                                                    10,743,039
===========================================================================================================================

                                                           Nuveen Investments 27

                                                               NEA
--------------------------------------------------------------------------------
                                                                     Common and
                                                  MuniPreferred   MuniPreferred
                                                  shares voting   shares voting
                                                       together        together
                                                     as a class      as a class
--------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS
FOLLOWS:
John P. Amboian
   For                                                       --              --
   Withhold                                                  --              --
--------------------------------------------------------------------------------
   Total                                                     --              --
================================================================================
Robert P. Bremner
   For                                               16,114,004              --
   Withhold                                             697,141              --
--------------------------------------------------------------------------------
   Total                                             16,811,145              --
================================================================================
Jack B. Evans
   For                                               16,118,969              --
   Withhold                                             692,176              --
--------------------------------------------------------------------------------
   Total                                             16,811,145              --
================================================================================
William C. Hunter
   For                                                       --           2,849
   Withhold                                                  --             348
--------------------------------------------------------------------------------
   Total                                                     --           3,197
================================================================================
David J. Kundert
   For                                                       --              --
   Withhold                                                  --              --
--------------------------------------------------------------------------------
   Total                                                     --              --
================================================================================
William J. Schneider
   For                                                       --           2,849
   Withhold                                                  --             348
--------------------------------------------------------------------------------
   Total                                                     --           3,197
================================================================================
Judith M. Stockdale
   For                                                       --              --
   Withhold                                                  --              --
--------------------------------------------------------------------------------
   Total                                                     --              --
================================================================================
Carole E. Stone
   For                                                       --              --
   Withhold                                                  --              --
--------------------------------------------------------------------------------
   Total                                                     --              --
================================================================================
Terence J. Toth
   For                                                       --              --
   Withhold                                                  --              --
--------------------------------------------------------------------------------
   Total                                                     --              --
================================================================================

28 Nuveen Investments

Report of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN INSURED DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, and Nuveen Insured Tax-Free Advantage Municipal Fund (the "Funds") as of October 31, 2009, and the related statements of operations and cash flows (Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2 and Nuveen Insured Premium Income Municipal Fund 2 only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, and Nuveen Insured Tax-Free Advantage Municipal Fund at October 31, 2009, the results of their operations and cash flows (Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2 and Nuveen Insured Premium Income Municipal Fund 2 only) for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with US generally accepted accounting principles.

                                                               Ernst & young LLP

Chicago, Illinois
December 28, 2009

                                                           Nuveen Investments 29

NQI | Nuveen Insured Quality Municipal Fund, Inc.
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 1.6% (1.0% OF TOTAL INVESTMENTS)
$         1,135   Birmingham Waterworks and Sewerage Board, Alabama, Water and       1/13 at 100.00            AAA   $    1,270,542
                     Sewerage Revenue Bonds, Series 2002B, 5.250%, 1/01/20
                     (Pre-refunded 1/01/13) - NPFG Insured
          7,000   Huntsville Healthcare Authority, Alabama, Revenue Bonds,           6/15 at 100.00             A2        7,016,590
                     Series 2005A, 5.000%, 6/01/24 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
          8,135   Total Alabama                                                                                           8,287,132
------------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 3.6% (2.3% OF TOTAL INVESTMENTS)
          2,750   Mesa, Arizona, Utility System Revenue Bonds, Reset Option          7/17 at 100.00            AAA        2,095,445
                     Longs, Series 11033, 13.893%, 7/01/31 - FSA Insured (IF)
          9,200   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien       7/12 at 100.00            AA-        9,163,016
                     Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 -
                     FGIC Insured (Alternative Minimum Tax)
          8,755   Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic             No Opt. Call             AA        7,283,547
                     Plaza, Series 2005B, 0.000%, 7/01/39 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         20,705   Total Arizona                                                                                          18,542,008
------------------------------------------------------------------------------------------------------------------------------------
                  ARKANSAS - 0.4% (0.3% OF TOTAL INVESTMENTS)
          2,250   University of Arkansas, Fayetteville, Revenue Bonds, Medical      11/14 at 100.00            Aa3        2,350,373
                     Sciences Campus, Series 2004B, 5.000%, 11/01/24 - NPFG
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 29.9% (19.1% OF TOTAL INVESTMENTS)
                  California Department of Water Resources, Water System
                  Revenue Bonds, Central Valley Project, Series 2005AC:
          4,010      5.000%, 12/01/24 - NPFG Insured (UB)                           12/14 at 100.00            AAA        4,248,956
          3,965      5.000%, 12/01/26 - MBIA Insured (UB)                           12/14 at 100.00            AAA        4,182,123
         12,925   California Pollution Control Financing Authority, Revenue          3/10 at 101.00             A1       12,937,408
                     Refunding Bonds, Southern California Edison Company,
                     Series 1999A, 5.450%, 9/01/29 - NPFG Insured
         13,445   California State, General Obligation Bonds, Series 2002,           4/12 at 100.00              A       13,305,710
                     5.000%, 4/01/27 - AMBAC Insured
          7,055   California State, General Obligation Bonds, Series 2002,           4/12 at 100.00            AAA        7,730,516
                     5.000%, 4/01/27 (Pre-refunded 4/01/12) - AMBAC Insured
              5   California State, General Obligation Bonds, Series 2004,           4/14 at 100.00              A            4,778
                     5.000%, 4/01/31 - AMBAC Insured
          3,745   California State, General Obligation Bonds, Series 2004,           4/14 at 100.00            AAA        4,266,416
                     5.000%, 4/01/31 (Pre-refunded 4/01/14) - AMBAC Insured
          8,000   California, General Obligation Bonds, Series 2002, 5.000%,        10/12 at 100.00              A        7,571,760
                     10/01/32 - NPFG Insured
          2,340   Cerritos Public Financing Authority, California, Tax              11/17 at 102.00             A-        2,272,678
                     Allocation Revenue Bonds, Los Cerritos Redevelopment
                     Projects, Series 2002A, 5.000%, 11/01/24 - AMBAC Insured
          5,000   Clovis Unified School District, Fresno County, California,           No Opt. Call         AA (4)        2,518,900
                     General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 -
                     FGIC Insured (ETM)
                  Foothill/Eastern Transportation Corridor Agency, California,
                  Toll Road Revenue Refunding Bonds, Series 1999:
         22,985      0.000%, 1/15/24 - NPFG Insured                                   1/10 at 44.52              A        8,949,669
         22,000      0.000%, 1/15/31 - NPFG Insured                                   1/10 at 29.12              A        5,327,300
         50,000      0.000%, 1/15/37 - NPFG Insured                                   1/10 at 20.19              A        8,106,000
          5,000   Garden Grove, California, Certificates of Participation,           3/12 at 101.00              A        4,970,050
                     Financing Project, Series 2002A, 5.125%, 3/01/32 - AMBAC
                     Insured
          8,500   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00             A-        7,557,265
                     Tobacco Settlement Asset-Backed Revenue Bonds, Series
                     2005A, 5.000%, 6/01/35 - FGIC Insured
          5,795   Kern Community College District, California, General                 No Opt. Call            AAA        2,257,037
                     Obligation Bonds, Series 2006, 0.000%, 11/01/25 - FSA
                     Insured
          5,308   Moreno Valley Public Finance Authority, California, GNMA           1/12 at 105.00            Aaa        5,764,170
                     Collateralized Assisted Living Housing Revenue Bonds, CDC
                     Assisted Living Project, Series 2000A, 7.500%, 1/20/42
          4,940   Ontario Redevelopment Financing Authority, San Bernardino          1/10 at 100.00          A (4)        5,194,262
                     County, California, Revenue Bonds, Redevelopment Project
                     1, Series 1993, 5.850%, 8/01/22 - NPFG Insured (ETM)

30 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)
$         2,590   Riverside County Public Financing Authority, California, Tax      10/14 at 100.00            BBB   $    2,419,811
                     Allocation Bonds, Multiple Projects, Series 2004, 5.000%,
                     10/01/25 - SYNCORA GTY Insured
          2,000   San Diego Redevelopment Agency, California, Subordinate Lien       9/14 at 100.00             A3        2,006,080
                     Tax Allocation Bonds, Centre City Project, Series 2004A,
                     5.000%, 9/01/21 - SYNCORA GTY Insured
                  San Francisco Airports Commission, California, Revenue
                  Refunding Bonds, San Francisco International Airport, Second
                  Series 2001, Issue 27A:
          7,200      5.125%, 5/01/21 - NPFG Insured (Alternative Minimum Tax)        5/11 at 100.00             A1        7,188,840
         12,690      5.250%, 5/01/31 - NPFG Insured (Alternative Minimum Tax)        5/11 at 100.00             A1       12,308,285
                  San Francisco Bay Area Rapid Transit District, California,
                  Sales Tax Revenue Bonds, Series 2005A:
          2,000      5.000%, 7/01/21 - NPFG Insured                                  7/15 at 100.00            AA+        2,099,420
          3,655      5.000%, 7/01/22 - NPFG Insured                                  7/15 at 100.00            AA+        3,823,459
          3,840      5.000%, 7/01/23 - NPFG Insured                                  7/15 at 100.00            AA+        4,019,981
          8,965   San Jose Redevelopment Agency, California, Tax Allocation          8/17 at 100.00              A        7,132,464
                     Bonds, Merged Area Redevelopment Project, Series 2006C,
                     4.250%, 8/01/30 - NPFG Insured
          3,500   Saugus Union School District, Los Angeles County, California,        No Opt. Call             A+        1,606,080
                     General Obligation Bonds, Series 2006, 0.000%, 8/01/23 -
                     FGIC Insured
          1,000   Sierra Joint Community College District, Tahoe Truckee,            8/14 at 100.00             A+        1,007,490
                     California, General Obligation Bonds, School Facilities
                     Improvement District 1, Series 2005A, 5.000%, 8/01/27 -
                     FGIC Insured
          1,525   Sierra Joint Community College District, Western Nevada,           8/14 at 100.00             A+        1,536,422
                     California, General Obligation Bonds, School Facilities
                     Improvement District 2, Series 2005A, 5.000%, 8/01/27 -
                     FGIC Insured
          3,170   Ventura County Community College District, California,             8/15 at 100.00             AA        3,281,838
                     General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 -
                     NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
        237,153   Total California                                                                                      155,595,168
------------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 3.2% (2.1% OF TOTAL INVESTMENTS)
          2,015   Board of Trustees of the University of Northern Colorado,          6/15 at 100.00            AAA        2,110,088
                     Revenue Bonds, Series 2005, 5.000%, 6/01/22 - FSA Insured
          1,000   Denver City and County, Colorado, Airport Revenue Bonds,          11/16 at 100.00            AA-        1,025,020
                     Series 2006, 5.000%, 11/15/24 - FGIC Insured
          5,365   Denver, Colorado, Airport Revenue Refunding Bonds, Series         11/16 at 100.00             A+        5,531,798
                     2006A, 5.000%, 11/15/23 - FGIC Insured (UB)
          1,085   Denver, Colorado, Airport Revenue Bonds, Trust 2365, 13.595%,     11/16 at 100.00             A+        1,172,646
                     11/15/25 - FGIC Insured (IF)
          9,780   E-470 Public Highway Authority, Colorado, Senior Revenue             No Opt. Call              A        2,073,067
                     Bonds, Series 2000B, 0.000%, 9/01/32 - NPFG Insured
         10,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,        No Opt. Call              A        3,102,900
                     Series 2004A, 0.000%, 9/01/27 - NPFG Insured
          1,250   Jefferson County School District R1, Colorado, General            12/14 at 100.00            AAA        1,304,400
                     Obligation Bonds, Series 2004, 5.000%, 12/15/24 - FSA
                     Insured (UB)
            500   University of Colorado, Enterprise System Revenue Bonds,           6/15 at 100.00            AA-          513,450
                     Series 2005, 5.000%, 6/01/30 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         30,995   Total Colorado                                                                                         16,833,369
------------------------------------------------------------------------------------------------------------------------------------
                  DISTRICT OF COLUMBIA - 0.9% (0.6% OF TOTAL INVESTMENTS)
          1,335   Washington Convention Center Authority, District of Columbia,     10/16 at 100.00            AAA        1,239,401
                     Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                     Residuals 1606, 11.582%, 10/01/30 - AMBAC Insured (IF)
          3,920   Washington District of Columbia Convention Center Authority,      10/16 at 100.00            AAA        3,355,598
                     Dedicated Tax Revenue Bonds, Residual Series 1730,1731,
                     1736, 11.534%, 10/01/36 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
          5,255   Total District of Columbia                                                                              4,594,999
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 8.6% (5.5% OF TOTAL INVESTMENTS)
          3,450   Collier County, Florida, Capital Improvement Revenue Bonds,       10/14 at 100.00             AA        3,569,853
                     Series 2005, 5.000%, 10/01/24 - NPFG Insured
          2,750   Florida State Board of Education, Full Faith and Credit            6/13 at 101.00            AAA        2,916,403
                     Public Education Capital Outlay Bonds, Series 2003J,
                     5.000%, 6/01/22 - AMBAC Insured

                                                           Nuveen Investments 31

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA (continued)
$         2,550   Florida State Board of Education, Public Education Capital         6/18 at 101.00            AAA   $    2,935,152
                     Outlay Bonds, Series 2008, Trust 2929, 17.020%, 6/01/38 -
                     AGC Insured (IF)
         20,000   Lee County, Florida, Airport Revenue Bonds, Series 2000A,         10/10 at 101.00            AAA       20,208,400
                     5.750%, 10/01/25 - FSA Insured (Alternative Minimum Tax)
          4,115   Miami-Dade County Housing Finance Authority, Florida,              7/11 at 100.00            AAA        4,149,689
                     Multifamily Housing Revenue Bonds, Monterey Pointe
                     Apartments, Series 2001-2A, 5.850%, 7/01/37 - FSA Insured
                     (Alternative  Minimum Tax)
          7,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami         10/12 at 100.00              A        6,940,430
                     International Airport, Series 2002, 5.375%, 10/01/32 -
                     FGIC Insured (Alternative Minimum Tax)
          3,730   Palm Beach County School Board, Florida, Certificates of           8/13 at 100.00            AA-        3,921,498
                     Participation, Series 2003A, 5.000%, 8/01/16 - AMBAC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         43,595   Total Florida                                                                                          44,641,425
------------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 1.6% (1.0% OF TOTAL INVESTMENTS)
          1,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series      11/14 at 100.00            AAA        1,022,620
                     2004, 5.000%, 11/01/22 - FSA Insured
          7,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series      11/19 at 100.00            AAA        7,089,180
                     2009B, 5.375%, 11/01/39 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
          8,000   Total Georgia                                                                                           8,111,800
------------------------------------------------------------------------------------------------------------------------------------
                  HAWAII - 3.4% (2.2% OF TOTAL INVESTMENTS)
          1,620   Hawaii County, Hawaii, General Obligation Bonds, Series            7/13 at 100.00            AAA        1,742,099
                     2003A, 5.000%, 7/15/21 - FSA Insured
                  Hawaii Department of Transportation, Airport System Revenue
                  Refunding Bonds, Series 2000B:
          8,785      6.625%, 7/01/18 - FGIC Insured (Alternative Minimum Tax)        7/10 at 101.00              A        8,973,263
          7,000      6.000%, 7/01/19 - FGIC Insured (Alternative Minimum Tax)        7/10 at 101.00              A        7,114,730
------------------------------------------------------------------------------------------------------------------------------------
         17,405   Total Hawaii                                                                                           17,830,092
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 16.5% (10.6% OF TOTAL INVESTMENTS)
          9,500   Chicago, Illinois, Second Lien General Airport Revenue             1/10 at 101.00            AA-        9,627,775
                     Refunding Bonds, O'Hare International Airport, Series
                     1999, 5.500%, 1/01/15 - AMBAC Insured (Alternative Minimum
                     Tax)
          1,775   Chicago, Illinois, Third Lien General Airport Revenue Bonds,       1/16 at 100.00             A1        1,855,638
                     O'Hare International Airport, Series 2005A, 5.250%,
                     1/01/24 - NPFG Insured
         25,000   Illinois Health Facilities Authority, Revenue Bonds, Iowa          2/10 at 101.00        Aa3 (4)       25,621,000
                     Health System, Series 2000, 5.875%, 2/15/30 - AMBAC
                     Insured (ETM)
         13,275   Illinois, General Obligation Bonds, Illinois FIRST Program,        5/11 at 100.00            AAA       13,612,185
                     Series 2001, 5.250%, 5/01/26 - FSA Insured
         15,785   Illinois, General Obligation Bonds, Illinois FIRST Program,        4/12 at 100.00            AAA       16,408,823
                     Series 2002, 5.250%, 4/01/27 - FSA Insured
         18,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue        No Opt. Call            AAA        8,195,580
                     Bonds, McCormick Place Expansion Project, Series 2002A,
                     0.000%, 12/15/24 - NPFG Insured
         10,000   University of Illinois, Certificates of Participation,             8/11 at 100.00        AA- (4)       10,745,400
                     Utility Infrastructure Projects, Series 2001B, 5.250%,
                     8/15/21 (Pre-refunded 8/15/11) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         93,335   Total Illinois                                                                                         86,066,401
------------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 2.3% (1.5% OF TOTAL INVESTMENTS)
          3,680   Indiana Municipal Power Agency, Power Supply Revenue Bonds,        1/17 at 100.00             A+        3,656,411
                     Series 2007A, 5.000%, 1/01/42 - NPFG Insured
          7,380   Indiana Transportation Finance Authority, Highway Revenue            No Opt. Call            AA+        8,510,690
                     Bonds, Series 1990A, 7.250%, 6/01/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         11,060   Total Indiana                                                                                          12,167,101
------------------------------------------------------------------------------------------------------------------------------------
                  KANSAS - 0.4% (0.3% OF TOTAL INVESTMENTS)
          2,000   Wichita, Kansas, Water and Sewerage Utility Revenue Bonds,        10/13 at 100.00             A1        2,053,560
                     Series 2003, 5.000%, 10/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

32 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  KENTUCKY - 6.2% (4.0% OF TOTAL INVESTMENTS)
$         3,015   Kentucky Asset/Liability Commission, General Fund Revenue          5/15 at 100.00            Aa3   $    3,111,480
                     Project Notes, First Series 2005, 5.000%, 5/01/25 - NPFG
                     Insured
                  Kentucky Economic Development Finance Authority, Health
                  System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
          2,530      6.150%, 10/01/27 - NPFG Insured                                10/13 at 101.00              A        2,604,281
         12,060      6.150%, 10/01/28 - NPFG Insured                                10/13 at 101.00              A       12,403,710
                  Kentucky Economic Development Finance Authority, Health
                  System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
          3,815      6.150%, 10/01/27 (Pre-refunded 10/01/13) - NPFG Insured        10/13 at 101.00          A (4)        4,446,573
          6,125      6.150%, 10/01/28 (Pre-refunded 10/01/13) - NPFG Insured        10/13 at 101.00          A (4)        7,138,994
          2,230   Kentucky State Property and Buildings Commission, Revenue          8/15 at 100.00            AAA        2,565,994
                     Bonds, Project 85, Series 2005, 5.000%, 8/01/23
                     (Pre-refunded 8/01/15) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         29,775   Total Kentucky                                                                                         32,271,032
------------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 3.7% (2.4% OF TOTAL INVESTMENTS)
                  Louisiana State, Gasoline Tax Revenue Bonds, Series 2006A:
         11,325      4.750%, 5/01/39 - FSA Insured (UB)                              5/16 at 100.00            AAA       11,130,776
          8,940      4.500%, 5/01/41 - FGIC Insured (UB)                             5/16 at 100.00             AA        8,382,591
             10   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,          5/16 at 100.00             AA            7,507
                     Residuals 660-1, 15.601%, 5/01/41 - FGIC Insured (IF)
              5   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,          5/16 at 100.00             AA            3,757
                     Residuals 660-3, 16.460%, 5/01/41 - FGIC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
         20,280   Total Louisiana                                                                                        19,524,631
------------------------------------------------------------------------------------------------------------------------------------
                  MAINE - 0.1% (0.1% OF TOTAL INVESTMENTS)
            555   Maine Health and Higher Educational Facilities Authority,          7/11 at 100.00            Aaa          561,810
                     Revenue Bonds, Series 1999B, 6.000%, 7/01/29 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
                  MARYLAND - 1.8% (1.2% OF TOTAL INVESTMENTS)
          2,100   Maryland Health and Higher Educational Facilities Authority,       7/16 at 100.00              A        1,984,583
                     Revenue Bonds, Western Maryland Health, Series 2006A,
                     4.750%, 7/01/36 - NPFG Insured
          7,335   Maryland Transportation Authority, Airport Parking Revenue         3/12 at 101.00             A2        7,557,763
                     Bonds, Baltimore-Washington International Airport
                     Passenger Facility, Series 2002B, 5.500%, 3/01/18 - AMBAC
                     Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          9,435   Total Maryland                                                                                          9,542,346
------------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 2.9% (1.8% OF TOTAL INVESTMENTS)
          5,000   Massachusetts Bay Transportation Authority, Senior Sales Tax       7/12 at 100.00            AAA        5,528,950
                     Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/27
                     (Pre-refunded 7/01/12) - FGIC Insured
          3,465   Massachusetts Water Resources Authority, General Revenue           2/17 at 100.00            AAA        3,202,526
                     Bonds, Series 2007A, 4.500%, 8/01/46 - FSA Insured (UB)
                  Massachusetts, Special Obligation Dedicated Tax Revenue
                  Bonds, Series 2004:
          1,250      5.250%, 1/01/21 (Pre-refunded 1/01/14) - FGIC Insured           1/14 at 100.00          A (4)        1,409,837
          1,000      5.250%, 1/01/22 (Pre-refunded 1/01/14) - FGIC Insured           1/14 at 100.00          A (4)        1,127,870
          1,195      5.250%, 1/01/23 (Pre-refunded 1/01/14) - FGIC Insured           1/14 at 100.00          A (4)        1,347,804
          2,000      5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC Insured           1/14 at 100.00          A (4)        2,255,740
------------------------------------------------------------------------------------------------------------------------------------
         13,910   Total Massachusetts                                                                                    14,872,727
------------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 0.9% (0.6% OF TOTAL INVESTMENTS)
          4,750   Michigan Strategic Fund, Collateralized Limited Obligation         3/10 at 102.00              A        4,660,083
                     Pollution Control Revenue Refunding Bonds, Detroit Edison
                     Company, Series 1999A, 5.550%, 9/01/29 - NPFG Insured
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 33

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  MISSISSIPPI - 1.2% (0.8% OF TOTAL INVESTMENTS)
$         2,715   Harrison County Wastewater Management District, Mississippi,         No Opt. Call          A (4)   $    3,368,120
                     Revenue Refunding Bonds, Wastewater Treatment Facilities,
                     Series 1991B, 7.750%, 2/01/14 - FGIC Insured (ETM)
          2,545   Harrison County Wastewater Management District, Mississippi,         No Opt. Call        N/R (4)        3,113,501
                     Wastewater Treatment Facilities Revenue Refunding Bonds,
                     Series 1991A, 8.500%, 2/01/13 - FGIC Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------
          5,260   Total Mississippi                                                                                       6,481,621
------------------------------------------------------------------------------------------------------------------------------------
                  NEBRASKA - 2.2% (1.4% OF TOTAL INVESTMENTS)
         12,155   Lincoln, Nebraska, Electric System Revenue Bonds, Series           9/17 at 100.00             AA       11,508,232
                     2007A, 4.500%, 9/01/37 - FGIC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 2.5% (1.6% OF TOTAL INVESTMENTS)
         33,700   Director of Nevada State Department of Business and Industry,      1/10 at 100.00           Caa2        6,908,837
                     Revenue Bonds, Las Vegas Monorail Project, First Tier,
                     Series 2000, 5.375%, 1/01/40 - AMBAC Insured
          5,720   Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds,        6/12 at 100.00       Baa3 (4)        6,300,407
                     Reno Transportation Rail Access Corridor Project, Series
                     2002, 5.125%, 6/01/32 (Pre-refunded 6/01/12) - AMBAC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         39,420   Total Nevada                                                                                           13,209,244
------------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 1.1% (0.7% OF TOTAL INVESTMENTS)
                  New Jersey Economic Development Authority, Revenue Bonds,
                  Motor Vehicle Surcharge, Series 2004A:
          1,700      5.000%, 7/01/22 - NPFG Insured                                  7/14 at 100.00              A        1,740,375
          1,700      5.000%, 7/01/23 - NPFG Insured                                  7/14 at 100.00              A        1,738,930
          2,100   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,        7/13 at 100.00             A+        2,231,291
                     5.000%, 1/01/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
          5,500   Total New Jersey                                                                                        5,710,596
------------------------------------------------------------------------------------------------------------------------------------
                  NEW MEXICO - 1.2% (0.8% OF TOTAL INVESTMENTS)
                  New Mexico Finance Authority, Public Project Revolving Fund
                  Revenue Bonds, Series 2004C:
          1,345      5.000%, 6/01/22 - AMBAC Insured                                 6/14 at 100.00            AA+        1,405,095
          3,290      5.000%, 6/01/23 - AMBAC Insured                                 6/14 at 100.00            AA+        3,423,410
          1,330   New Mexico State University, Revenue Bonds, Series 2004,           4/14 at 100.00             AA        1,387,894
                     5.000%, 4/01/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          5,965   Total New Mexico                                                                                        6,216,399
------------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 13.8% (8.8% OF TOTAL INVESTMENTS)
         11,760   Dormitory Authority of the State of New York, New York City,       5/10 at 101.00        AA- (4)       12,222,991
                     Lease Revenue Bonds, Court Facilities, Series 1999,
                     5.750%, 5/15/30 (Pre-refunded 5/15/10) - AMBAC Insured
         15,000   Dormitory Authority of the State of New York, Revenue Bonds,      10/12 at 100.00             A+       15,878,700
                     School Districts Financing Program, Series 2002D, 5.500%,
                     10/01/17 - NPFG Insured
          4,080   Hudson Yards Infrastructure Corporation, New York, Revenue         2/17 at 100.00              A        3,440,460
                     Bonds, Series 2006A, 4.500%, 2/15/47 - NPFG Insured
          2,890   Long Island Power Authority, New York, Electric System             6/16 at 100.00              A        2,969,793
                     General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 -
                     FGIC Insured
          3,300   Long Island Power Authority, New York, Electric System            11/16 at 100.00              A        2,982,903
                     Revenue Bonds, Series 2006F, 4.250%, 5/01/33 - NPFG Insured
          7,800   Metropolitan Transportation Authority, New York, State             7/12 at 100.00            AA-        7,949,682
                     Service Contract Refunding Bonds, Series 2002A, 5.000%,
                     7/01/25 - FGIC Insured
          1,740   New York Convention Center Development Corporation, Hotel         11/15 at 100.00            AAA        1,903,699
                     Unit Fee Revenue Bonds, Series 2005, Trust 2364, 16.993%,
                     11/15/44 - AMBAC Insured (IF)
         10,150   New York State Housing Finance Agency, Mortgage Revenue           11/09 at 100.00            AAA       10,161,673
                     Refunding Bonds, Housing Project, Series 1996A, 6.125%,
                     11/01/20 - FSA Insured
          4,200   New York State Mortgage Agency, Homeowner Mortgage Revenue         4/10 at 100.00            Aa1        4,202,688
                     Bonds, Series 82, 5.550%, 10/01/19 - NPFG Insured
                     (Alternative Minimum Tax)
                  New York State Urban Development Corporation, Service
                  Contract Revenue Bonds, Series 2005B:
          2,460      5.000%, 3/15/24 - FSA Insured (UB)                              3/15 at 100.00            AAA        2,583,394
          2,465      5.000%, 3/15/25 - FSA Insured (UB)                              3/15 at 100.00            AAA        2,584,010
          5,000   Triborough Bridge and Tunnel Authority, New York, Subordinate     11/13 at 100.00            Aa3        5,087,650
                     Lien General Purpose Revenue Bonds, Series 2003A, 5.000%,
                     11/15/32 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         70,845   Total New York                                                                                         71,967,643
------------------------------------------------------------------------------------------------------------------------------------

34 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 4.6% (3.0% OF TOTAL INVESTMENTS)
$         7,000   Cleveland State University, Ohio, General Receipts Bonds,          6/14 at 100.00             A+   $    7,498,400
                     Series 2004, 5.250%, 6/01/19 - FGIC Insured
          9,195   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien,         12/16 at 100.00             A2        8,319,543
                     Series 2006, 4.250%, 12/01/32 - AMBAC Insured
          5,000   Lorain County, Ohio, Health Facilities Revenue Bonds,              3/10 at 102.00            AA-        5,063,950
                     Catholic Healthcare Partners, Series 1999A, 5.500%,
                     9/01/29 - AMBAC Insured
          3,065   Oak Hills Local School District, Hamilton County, Ohio,           12/15 at 100.00            AAA        3,266,003
                     General Obligation Bonds, Series 2005, 5.000%, 12/01/24 -
                     FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         24,260   Total Ohio                                                                                             24,147,896
------------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 2.3% (1.4% OF TOTAL INVESTMENTS)
          3,000   Allegheny County Sanitary Authority, Pennsylvania, Sewerage       12/15 at 100.00              A        3,087,000
                     Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - NPFG
                     Insured
          1,600   Delaware County Authority, Pennsylvania, Revenue Bonds,            8/16 at 100.00             A1        1,646,976
                     Villanova University, Series 2006, 5.000%, 8/01/24 - AMBAC
                     Insured
          5,400   Pennsylvania Public School Building Authority, Lease Revenue      12/16 at 100.00            AAA        4,995,486
                     Bonds, School District of Philadelphia, Series 2006B,
                     4.500%, 6/01/32 - FSA Insured (UB)
          2,000   Pittsburgh Public Parking Authority, Pennsylvania, Parking        12/15 at 100.00              A        2,040,900
                     Revenue Bonds, Series 2005B, 5.000%, 12/01/23 - FGIC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         12,000   Total Pennsylvania                                                                                     11,770,362
------------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 2.2% (1.4% OF TOTAL INVESTMENTS)
          2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,         7/15 at 100.00              A        2,521,300
                     Series 2005RR, 5.000%, 7/01/22 - FGIC Insured
         25,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax               No Opt. Call            AA-        3,625,500
                     Revenue Bonds, Series 2007A, 0.000%, 8/01/42 - FGIC Insured
          5,000   Puerto Rico, Highway Revenue Bonds, Highway and                      No Opt. Call           BBB+        5,322,000
                     Transportation Authority, Series 2003AA, 5.500%, 7/01/16 -
                     FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         32,500   Total Puerto Rico                                                                                      11,468,800
------------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 2.3% (1.5% OF TOTAL INVESTMENTS)
          2,425   Charleston County School District, South Carolina, General         2/14 at 100.00            Aa1        2,557,332
                     Obligation Bonds, Series 2004A, 5.000%, 2/01/22 - AMBAC
                     Insured
          9,950   South Carolina Transportation Infrastructure Bank, Revenue        10/16 at 100.00             A1        9,449,116
                     Bonds, Series 2007A, 4.500%, 10/01/34 - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
         12,375   Total South Carolina                                                                                   12,006,448
------------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 1.3% (0.8% OF TOTAL INVESTMENTS)
                  Knox County Health, Educational and Housing Facilities Board,
                  Tennessee, Hospital Revenue Refunding Bonds, Covenant Health,
                  Series 2002A:
          7,500      0.000%, 1/01/24 - FSA Insured                                    1/13 at 52.75            AAA        3,350,700
          5,000      0.000%, 1/01/25 - FSA Insured                                    1/13 at 49.71            AAA        2,101,300
          2,750      0.000%, 1/01/26 - FSA Insured                                    1/13 at 46.78            AAA        1,085,562
------------------------------------------------------------------------------------------------------------------------------------
         15,250   Total Tennessee                                                                                         6,537,562
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 17.3% (11.1% OF TOTAL INVESTMENTS)
          3,135   Corpus Christi, Texas, Utility System Revenue Bonds, Series        7/14 at 100.00            AAA        3,420,693
                     2004, 5.250%, 7/15/20 - FSA Insured (UB)
          3,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue      11/11 at 100.00             A+        3,181,320
                     Refunding and Improvement Bonds, Series 2001A, 5.750%,
                     11/01/13 - FGIC Insured (Alternative Minimum Tax)
          3,735   Grand Prairie Independent School District, Dallas County,          2/13 at 100.00            AAA        4,181,594
                     Texas, General Obligation Bonds, Series 2003, 5.125%,
                     2/15/31 (Pre-refunded 2/15/13) - FSA Insured
            575   Harris County Hospital District, Texas, Revenue Refunding            No Opt. Call             A1          584,028
                     Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured
             70   Harris County Hospital District, Texas, Revenue Refunding            No Opt. Call         A1 (4)           71,288
                     Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured (ETM)
          4,700   Houston, Texas, First Lien Combined Utility System Revenue         5/14 at 100.00             AA        4,942,285
                     Bonds, Series 2004A, 5.250%, 5/15/24 - FGIC Insured

                                                           Nuveen Investments 35

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS (continued)
$         4,500   Houston, Texas, General Obligation Public Improvement Bonds,       3/11 at 100.00            AAA   $    4,681,260
                     Series 2001A, 5.000%, 3/01/22 - FSA Insured
         17,000   Houston, Texas, Junior Lien Water and Sewerage System Revenue        No Opt. Call            AAA       20,884,330
                     Refunding Bonds, Series 2002A, 5.750%, 12/01/32 - FSA
                     Insured (ETM)
          4,685   Houston, Texas, Subordinate Lien Airport System Revenue            7/10 at 100.00            AAA        4,717,092
                     Bonds, Series 2000A, 5.500%, 7/01/19 - FSA Insured
                     (Alternative Minimum Tax)
         19,200   Jefferson County Health Facilities Development Corporation,        8/11 at 100.00            N/R       19,459,775
                     Texas, FHA-Insured Mortgage Revenue Bonds, Baptist
                     Hospital of Southeast Texas, Series 2001, 5.400%, 8/15/31
                     - AMBAC Insured
          2,000   Laredo Independent School District Public Facilities               8/11 at 100.00             A-        2,015,860
                     Corporation, Texas, Lease Revenue Bonds, Series 2004A,
                     5.000%, 8/01/24 - AMBAC Insured
         22,045   North Central Texas Health Facilities Development                  8/12 at 101.00            Aa3       22,148,390
                     Corporation, Revenue Bonds, Children's Medical Center of
                     Dallas, Series 2002, 5.250%, 8/15/32 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         84,645   Total Texas                                                                                            90,287,915
------------------------------------------------------------------------------------------------------------------------------------
                  UTAH - 0.7% (0.5% OF TOTAL INVESTMENTS)
          3,615   Utah Transit Authority, Sales Tax Revenue Bonds, Tender            6/18 at 100.00            AAA        3,771,674
                     Option Bond Trust R-11752-1, 12.604%, 6/15/32 - FSA
                     Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 12.0% (7.7% OF TOTAL INVESTMENTS)
         10,730   Chelan County Public Utility District 1, Washington, Hydro         7/11 at 101.00             AA       10,771,203
                     Consolidated System Revenue Refunding Bonds, Series 2001C,
                     5.650%, 7/01/32 - NPFG Insured (Alternative Minimum Tax)
                     (UB)
          1,665   King County, Washington, Sewer Revenue Bonds, Tender Option        7/17 at 100.00            AAA        1,776,389
                     Bond Trust 3090, 13.238%, 1/01/39 - FSA Insured (IF)
         15,025   Seattle Housing Authority, Washington, GNMA Collateralized        11/11 at 105.00            AA+       15,904,863
                     Mortgage Loan Low Income Housing Assistance Revenue Bonds,
                     Park Place Project, Series 2000A, 7.000%, 5/20/42
          4,495   Seattle Housing Authority, Washington, GNMA Collateralized         9/11 at 102.00            AA+        4,628,232
                     Mortgage Loan Low Income Housing Assistance Revenue Bonds,
                     RHF/Esperanza Apartments Project, Series 2000A, 6.125%,
                     3/20/42 (Alternative Minimum Tax)
          5,000   Seattle, Washington, Municipal Light and Power Revenue Bonds,     12/10 at 100.00            AAA        5,185,650
                     Series 2000, 5.250%, 12/01/21 - FSA Insured
          2,500   Washington State Healthcare Facilities Authority, Revenue         12/09 at 101.00          A (4)        2,535,950
                     Bonds, Providence Services, Series 1999, 5.375%, 12/01/19
                     (Pre-refunded 12/01/09) - NPFG Insured
         10,000   Washington State, General Obligation Bonds, Series R-2003A,        1/12 at 100.00            AA+       10,648,900
                     5.000%, 1/01/19 - NPFG Insured
         21,510   Washington State, Motor Vehicle Fuel Tax General Obligation          No Opt. Call            AA+        8,958,055
                     Bonds, Series 2002-03C, 0.000%, 6/01/28 - NPFG Insured (UB)
          2,000   Washington, Certificates of Participation, Washington              1/10 at 100.00             AA        2,006,360
                     Convention and Trade Center, Series 1999, 5.250%, 7/01/14
                     - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         72,925   Total Washington                                                                                       62,415,602
------------------------------------------------------------------------------------------------------------------------------------
                  WEST VIRGINIA - 2.6% (1.6% OF TOTAL INVESTMENTS)
         12,845   West Virginia Water Development Authority, Infrastructure         10/10 at 100.00            AAA       13,454,751
                     Revenue Bonds, Infrastructure and Jobs Development Council
                     Program, Series 2000A, 5.500%, 10/01/39 (Pre-refunded
                     10/01/10) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

36 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 0.6% (0.3% OF TOTAL INVESTMENTS)
$         1,635   Green Bay, Wisconsin, Water System Revenue Bonds, Series          11/14 at 100.00        Aa3 (4)   $    1,880,102
                     2004, 5.000%, 11/01/26 (Pre-refunded 11/01/14) - FSA
                     Insured
          1,000   Wisconsin Public Power Incorporated System, Power Supply           7/15 at 100.00             A+        1,005,320
                     System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 -
                     AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          2,635   Total Wisconsin                                                                                         2,885,422
------------------------------------------------------------------------------------------------------------------------------------
$       970,788   Total Investments (cost $822,132,451) - 155.9%                                                        812,346,224
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (11.3)%                                                                   (59,145,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.6%                                                                   13,865,236
                  ------------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (47.2)% (5)                                    (245,850,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                      $  521,216,460
                  ==================================================================================================================

      Primarily all of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, from more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the port- folio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.3%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 37

NIO | Nuveen Insured Municipal Opportunity Fund, Inc.
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 5.1% (3.3% OF TOTAL INVESTMENTS)
$        10,500   Birmingham Waterworks and Sewerage Board, Alabama, Water and       1/17 at 100.00            AAA   $    9,749,460
                     Sewerage Revenue Bonds, Series 2007A, 4.500%, 1/01/43 -
                     AMBAC Insured (UB)
         11,175   Hoover Board of Education, Alabama, Capital Outlay Tax             2/11 at 100.00            AA-       11,626,694
                     Anticipation Warrants, Series 2001, 5.250%, 2/15/22 - NPFG
                     Insured
          2,500   Jefferson County, Alabama, Sewer Revenue Capital Improvement       8/12 at 100.00            AAA        2,752,850
                     Warrants, Series 2002B, 5.125%, 2/01/42 (Pre-refunded
                     8/01/12) - FGIC Insured
                  Jefferson County, Alabama, Sewer Revenue Capital Improvement
                  Warrants, Series 2002D:
            425      5.000%, 2/01/38 (Pre-refunded 8/01/12) - FGIC Insured           8/12 at 100.00            AAA          456,981
         14,800      5.000%, 2/01/42 (Pre-refunded 8/01/12) - FGIC Insured           8/12 at 100.00            AAA       16,246,996
         18,760   Jefferson County, Alabama, Sewer Revenue Capitol Improvement       2/11 at 101.00            AAA       19,690,684
                     Warrants, Series 2001A, 5.000%, 2/01/41 (Pre-refunded
                     2/01/11) - FGIC Insured
         10,195   Jefferson County, Alabama, Sewer Revenue Refunding Warrants,       1/10 at 100.00           Caa3        3,533,179
                     Series 1997A, 5.375%, 2/01/27 - FGIC Insured
          5,240   Jefferson County, Alabama, Sewer Revenue Refunding Warrants,       2/11 at 101.00            AAA        5,556,810
                     Series 2003B, 5.000%, 2/01/41 (Pre-refunded 2/01/11) -
                     FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         73,595   Total Alabama                                                                                          69,613,654
------------------------------------------------------------------------------------------------------------------------------------
                  ALASKA - 0.2% (0.1% OF TOTAL INVESTMENTS)
          2,425   Alaska Housing Finance Corporation, Collateralized Veterans       12/09 at 100.00            AAA        2,426,940
                     Mortgage Program Bonds, First Series 1999A-1, 6.150%,
                     6/01/39
------------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 2.0% (1.3% OF TOTAL INVESTMENTS)
                  Arizona State University, Certificates of Participation, Resh
                  Infrastructure Projects, Series 2005A:
          2,000      5.000%, 9/01/25 - AMBAC Insured                                 3/15 at 100.00            AA-        2,048,760
          2,000      5.000%, 9/01/27 - AMBAC Insured                                 3/15 at 100.00            AA-        2,035,460
          1,000   Arizona State University, System Revenue Bonds, Series 2005,       7/15 at 100.00            N/R        1,039,420
                     5.000%, 7/01/27 - AMBAC Insured
          1,000   Maricopa County Union High School District 210, Phoenix,           7/14 at 100.00            AAA        1,142,430
                     Arizona, General Obligation Bonds, Series 2004A, 5.000%,
                     7/01/22 (Pre-refunded 7/01/14) - FSA Insured
          5,200   Mesa, Arizona, Utility System Revenue Bonds, Reset Option          7/17 at 100.00            AAA        3,962,296
                     Longs, Series 11032- 11034, 13.893%, 7/01/31 - FSA Insured
                     (IF)
          1,150   Phoenix Civic Improvement Corporation, Arizona, Junior Lien        7/14 at 100.00            AA+        1,181,211
                     Wastewater System Revenue Bonds, Series 2004, 5.000%,
                     7/01/27 - NPFG Insured
         13,490   Phoenix Civic Improvement Corporation, Arizona, Junior Lien        7/15 at 100.00            AAA       13,949,604
                     Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 -
                     NPFG Insured
          1,350   Pima County Industrial Development Authority, Arizona, Lease       1/10 at 100.00            Aa3        1,357,520
                     Obligation Revenue Refunding Bonds, Tucson Electric Power
                     Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         27,190   Total Arizona                                                                                          26,716,701
------------------------------------------------------------------------------------------------------------------------------------
                  ARKANSAS - 0.2% (0.1% OF TOTAL INVESTMENTS)
          2,660   Arkansas State University, Student Fee Revenue Bonds, Beebe        9/15 at 100.00             A2        2,686,627
                     Campus, Series 2006, 5.000%, 9/01/35 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 26.1% (16.6% OF TOTAL INVESTMENTS)
          5,600   Alameda Corridor Transportation Authority, California,               No Opt. Call             A-        2,862,832
                     Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
                     10/01/20 - AMBAC Insured
         10,000   California Department of Veterans Affairs, Home Purchase           6/12 at 101.00            Aa2       10,189,500
                     Revenue Bonds, Series 2002A, 5.300%, 12/01/21 - AMBAC
                     Insured
                  California Department of Water Resources, Power Supply
                  Revenue Bonds, Series 2002A:
         30,000      5.375%, 5/01/17 (Pre-refunded 5/01/12) - SYNCORA GTY            5/12 at 101.00            Aaa       33,538,200
                       Insured
         20,000      5.375%, 5/01/18 (Pre-refunded 5/01/12) - AMBAC Insured          5/12 at 101.00            Aaa       22,358,800
                  California Department of Water Resources, Water System
                  Revenue Bonds, Central Valley Project, Series 2005AC:
             30      5.000%, 12/01/24 (Pre-refunded 12/01/14) - NPFG Insured        12/14 at 100.00            AAA           34,642
             25      5.000%, 12/01/27 (Pre-refunded 12/01/14) - NPFG Insured        12/14 at 100.00            AAA           28,869

38 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)
                  California Department of Water Resources, Water System
                  Revenue Bonds, Central Valley Project, Series 2005AC:
$         3,670      5.000%, 12/01/24 - NPFG Insured (UB)                           12/14 at 100.00            AAA   $    3,888,695
          2,795      5.000%, 12/01/27 - MBIA Insured (UB)                           12/14 at 100.00            AAA        2,938,803
         10,150   California, General Obligation Bonds, Series 2004, 5.000%,        12/14 at 100.00              A        9,697,919
                     6/01/31 - AMBAC Insured
          3,500   Coachella Valley Unified School District, Riverside County,        8/15 at 100.00              A        3,529,330
                     California, General Obligation Bonds, Series 2005A,
                     5.000%, 8/01/26 - FGIC Insured
         20,000   Cucamonga County Water District, San Bernardino County,            9/11 at 101.00            AA-       19,619,400
                     California, Certificates of Participation, Water Shares
                     Purchase, Series 2000, 5.125%, 9/01/35 - FGIC Insured
          5,750   East Bay Municipal Utility District, Alameda and Contra Costa      6/15 at 100.00            AAA        6,071,943
                     Counties, California, Water System Subordinated Revenue
                     Bonds, Series 2005A, 5.000%, 6/01/27 - NPFG Insured
         10,000   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00             A-        8,838,600
                     Tobacco Settlement Asset-Backed Revenue Bonds, Series
                     2005A, 5.000%, 6/01/38 - FGIC Insured
          1,520   Hayward Redevelopment Agency, California, Downtown                 3/16 at 100.00             A-        1,338,147
                     Redevelopment Project Tax Allocation Bonds, Series 2006,
                     5.000%, 3/01/36 - SYNCORA GTY Insured
          5,600   Kern Community College District, California, General                 No Opt. Call            AAA        2,354,968
                     Obligation Bonds, Series 2006, 0.000%, 11/01/24 - FSA
                     Insured
          5,000   Long Beach Bond Financing Authority, California, Lease            11/11 at 101.00            BBB        4,577,850
                     Revenue Refunding Bonds, Long Beach Aquarium of the South
                     Pacific, Series 2001, 5.250%, 11/01/30 - AMBAC Insured
          2,740   Los Angeles Harbors Department, California, Revenue Bonds,         8/16 at 102.00             AA        2,705,229
                     Series 2006A, 5.000%, 8/01/22 - FGIC Insured (Alternative
                     Minimum Tax)
         20,000   Los Angeles Unified School District, California, General           7/13 at 100.00            AAA       20,626,200
                     Obligation Bonds, Series 2003A, 5.000%, 7/01/21 - FSA
                     Insured
          3,000   Los Angeles Unified School District, California, General           7/16 at 100.00            AA-        3,132,840
                     Obligation Bonds, Series 2006F, 5.000%, 7/01/24 - FGIC
                     Insured
          5,200   Palomar Pomerado Health, California, General Obligation            8/29 at 100.00            AAA        3,267,160
                     Bonds, Series 2009A, 0.000%, 8/01/38 - AGC Insured
          6,205   Port of Oakland, California, Revenue Bonds, Series 2002L,         11/12 at 100.00             A1        5,992,106
                     5.000%, 11/01/22 - FGIC Insured (Alternative Minimum Tax)
                  Poway Redevelopment Agency, California, Tax Allocation Bonds,
                  Paguay Redevelopment Project, Series 2001:
         15,000      5.200%, 6/15/30 - AMBAC Insured                                12/11 at 101.00            N/R       13,655,850
          5,000      5.125%, 6/15/33 - AMBAC Insured                                12/11 at 101.00            N/R        4,376,750
          2,035   Redding, California, Electric System Revenue Certificates of       6/15 at 100.00              A        1,879,791
                     Participation, Series 2005, 5.000%, 6/01/30 - FGIC Insured
          6,000   Redlands Unified School District, San Bernardino County,           7/13 at 100.00            AAA        6,077,760
                     California, General Obligation Bonds, Series 2003, 5.000%,
                     7/01/26 - FSA Insured
          2,970   Riverside Community College District, California, General          8/15 at 100.00            AAA        3,135,162
                     Obligation Bonds, Series 2005, 5.000%, 8/01/22 - FSA
                     Insured
          2,500   Sacramento County Sanitation District Financing Authority,        12/15 at 100.00             AA        2,599,500
                     California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21
                     - FGIC Insured
         13,710   San Francisco Airports Commission, California, Revenue             5/11 at 100.00             A1       13,384,936
                     Refunding Bonds, San Francisco International Airport,
                     Second Series 2001, Issue 27A, 5.250%, 5/01/26 - NPFG
                     Insured (Alternative Minimum Tax)
          3,030   San Francisco Bay Area Rapid Transit District, California,         7/11 at 100.00            AA+        3,057,664
                     Sales Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36 -
                     AMBAC Insured
          8,470   San Francisco Bay Area Rapid Transit District, California,         7/11 at 100.00        AA+ (4)        9,101,947
                     Sales Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36
                     (Pre-refunded 7/01/11) - AMBAC Insured
          1,220   San Francisco Bay Area Rapid Transit District, California,         7/15 at 100.00            AA+        1,276,230
                     Sales Tax Revenue Bonds, Series 2005A, 5.000%, 7/01/22 -
                     NPFG Insured
          2,105   San Francisco Unified School District, California, General         6/17 at 100.00            AAA        1,707,892
                     Obligation Bonds, Series 2007A, 3.000%, 6/15/27 - FSA
                     Insured
         66,685   San Joaquin Hills Transportation Corridor Agency, Orange             No Opt. Call            AAA       42,987,152
                     County, California, Senior Lien Toll Road Revenue Bonds,
                     Series 1993, 0.000%, 1/01/21 (ETM)

                                                           Nuveen Investments 39

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)
                  San Joaquin Hills Transportation Corridor Agency, Orange
                  County, California, Toll Road Revenue Refunding Bonds, Series
                  1997A:
$        31,615      5.250%, 1/15/30 - NPFG Insured                                  1/10 at 100.00              A   $   27,201,230
         21,500      0.000%, 1/15/32 - NPFG Insured                                    No Opt. Call              A        4,217,870
         12,525   San Jose Redevelopment Agency, California, Tax Allocation          8/10 at 101.00          A (4)       13,086,872
                     Bonds, Merged Area Redevelopment Project, Series 2002,
                     5.000%, 8/01/20 (Pre-refunded 8/01/10) - NPFG Insured
         19,595   San Jose Redevelopment Agency, California, Tax Allocation          8/17 at 100.00              A       15,589,586
                     Bonds, Merged Area Redevelopment Project, Series 2006C,
                     4.250%, 8/01/30 - NPFG Insured
         11,250   Santa Ana Financing Authority, California, Lease Revenue             No Opt. Call              A       11,927,588
                     Bonds, Police Administration and Housing Facility, Series
                     1994A, 6.250%, 7/01/24 - NPFG Insured
          6,785   Santa Clara Valley Water District, California, Water Revenue       6/16 at 100.00            AAA        6,490,667
                     Bonds, Series 2006A, 3.750%, 6/01/25 - FSA Insured
          5,000   Walnut Energy Center Authority, California, Electric Revenue       1/14 at 100.00             A+        4,856,250
                     Bonds, Turlock Irrigation District, Series 2004A, 5.000%,
                     1/01/34 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        407,780   Total California                                                                                      354,202,730
------------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 5.8% (3.7% OF TOTAL INVESTMENTS)
          1,080   Arkansas River Power Authority, Colorado, Power Revenue Bonds,    10/16 at 100.00            BBB          967,475
                     Series 2006, 5.250%, 10/01/40 - SYNCORA GTY Insured
          1,900   Aspen, Colorado, Sales Tax Revenue Bonds, Parks and Open          11/15 at 100.00            AAA        2,025,951
                     Space, Series 2005B, 5.250%, 11/01/24 - FSA Insured
          1,000   Colorado Department of Transportation, Certificates of             6/14 at 100.00            AA-        1,039,440
                     Participation, Series 2004, 5.000%, 6/15/25 - NPFG Insured
          4,950   Denver Convention Center Hotel Authority, Colorado, Senior        12/13 at 100.00        N/R (4)        5,552,762
                     Revenue Bonds, Convention Center Hotel, Series 2003A,
                     5.000%, 12/01/33 (Pre-refunded 12/01/13) - SYNCORA GTY
                     Insured
          1,740   Douglas County School District RE1, Douglas and Elbert            12/14 at 100.00            Aa2        1,810,835
                     Counties, Colorado, General Obligation Bonds, Series 2005B,
                     5.000%, 12/15/28 - FSA Insured
         35,995   E-470 Public Highway Authority, Colorado, Senior Revenue             No Opt. Call              A       14,855,137
                     Bonds, Series 1997B, 0.000%, 9/01/23 - NPFG Insured
         30,800   E-470 Public Highway Authority, Colorado, Senior Revenue           9/10 at 102.00            AAA       32,789,988
                     Bonds, Series 2000A, 5.750%, 9/01/35 (Pre-refunded 9/01/10)
                     - NPFG Insured
         11,800   E-470 Public Highway Authority, Colorado, Senior Revenue            9/10 at 74.80            Aaa        8,771,884
                     Bonds, Series 2000B, 0.000%, 9/01/15 (Pre-refunded 9/01/10)
                     - NPFG Insured
         10,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,        No Opt. Call              A        3,102,900
                     Series 2004A, 0.000%, 9/01/27 - NPFG Insured
          4,520   Jefferson County School District R1, Colorado, General            12/14 at 100.00            AAA        4,716,710
                     Obligation Bonds, Series 2004, 5.000%, 12/15/24 - FSA
                     Insured (UB)
          2,500   Summit County School District RE-1, Summit, Colorado, General     12/14 at 100.00            Aa3        2,627,675
                     Obligation Bonds, Series 2004B, 5.000%, 12/01/24 - FGIC
                     Insured
          1,000   University of Colorado, Enterprise System Revenue Bonds,           6/15 at 100.00            AA-        1,026,900
                     Series 2005, 5.000%, 6/01/30 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        107,285   Total Colorado                                                                                         79,287,657
------------------------------------------------------------------------------------------------------------------------------------
                  DISTRICT OF COLUMBIA - 0.9% (0.6% OF TOTAL INVESTMENTS)
                  District of Columbia Water and Sewerage Authority, Subordinate
                  Lien Public Utility Revenue Bonds, Series 2003:
          5,000      5.125%, 10/01/24 - FGIC Insured                                10/13 at 100.00            AA-        5,152,600
          5,000      5.125%, 10/01/25 - FGIC Insured                                10/13 at 100.00            AA-        5,138,100
          2,670   Washington Convention Center Authority, District of Columbia,     10/16 at 100.00            AAA        2,478,801
                     Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                     Residuals 1606, 11.582%, 10/01/30 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
         12,670   Total District of Columbia                                                                             12,769,501
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 27.0% (17.2% OF TOTAL INVESTMENTS)
          1,250   Bay County, Florida, Water System Revenue Bonds, Series 2005,      9/15 at 100.00             A3        1,282,338
                     5.000%, 9/01/24 - AMBAC Insured
          2,000   Brevard County Health Facilities Authority, Florida, Hospital      4/10 at 100.00              A        2,003,180
                     Revenue Bonds, Holmes Regional Medical Center Project,
                     Series 1996, 5.625%, 10/01/14 - NPFG Insured

40 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA (continued)
$           975   Broward County Housing Finance Authority, Florida, GNMA           12/09 at 100.00            Aaa   $      975,907
                     Collateralized Multifamily Housing Revenue Refunding Bonds,
                     Pompano Oaks Apartments, Series 1997, 6.000%, 12/01/27
                     (Alternative Minimum Tax)
          3,820   Broward County School Board, Florida, Certificates of              7/13 at 100.00             A+        3,987,201
                     Participation, Series 2003, 5.250%, 7/01/19 - NPFG Insured
          2,150   Broward County, Florida, Airport System Revenue Bonds, Series     10/14 at 100.00             A+        2,218,908
                     2004L, 5.000%, 10/01/23 - AMBAC Insured
          4,500   Broward County, Florida, Water and Sewer Utility Revenue          10/13 at 100.00             AA        4,617,270
                     Bonds, Series 2003, 5.000%, 10/01/24 - NPFG Insured
                  Clay County, Florida, Utility System Revenue Bonds, Series
                  2007:
          5,110      5.000%, 11/01/27 - SYNCORA GTY Insured (UB)                    11/17 at 100.00            AAA        5,336,015
         12,585      5.000%, 11/01/32 - SYNCORA GTY Insured (UB)                    11/17 at 100.00            AAA       12,853,816
                  Collier County Housing Finance Authority, Florida, Multifamily
                  Housing Revenue Bonds, Saxon Manor Isles Project, Series 1998B:
          1,260      5.350%, 9/01/18 - FSA Insured (Alternative Minimum Tax)         3/10 at 100.00            AAA        1,260,605
          1,000      5.400%, 9/01/23 - FSA Insured (Alternative Minimum Tax)         3/10 at 100.00            AAA        1,000,400
                  Collier County Housing Finance Authority, Florida, Multifamily
                  Housing Revenue Refunding Bonds, Saxon Manor Isles Project,
                  Series 1998A, Subseries 1:
          1,040      5.350%, 9/01/18 - FSA Insured (Alternative Minimum Tax)         3/10 at 100.00            AAA        1,040,499
          1,400      5.400%, 9/01/23 - FSA Insured (Alternative Minimum Tax)         3/10 at 100.00            AAA        1,400,560
          1,500   Collier County, Florida, Capital Improvement Revenue Bonds,       10/14 at 100.00             AA        1,557,510
                     Series 2005, 5.000%, 10/01/23 - NPFG Insured
          3,000   Collier County, Florida, Gas Tax Revenue Bonds, Series 2005,       6/15 at 100.00              A        3,059,130
                     5.000%, 6/01/22 - AMBAC Insured
                  Dade County Housing Finance Authority, Florida, Multifamily
                  Mortgage Revenue Bonds, Siesta Pointe Apartments Project,
                  Series 1997A:
          1,230      5.650%, 9/01/17 - FSA Insured (Alternative Minimum Tax)         3/10 at 100.00            AAA        1,231,119
          1,890      5.750%, 9/01/29 - FSA Insured (Alternative Minimum Tax)         3/10 at 100.00            AAA        1,890,794
          1,100   Dade County, Florida, Seaport Revenue Refunding Bonds, Series      4/10 at 100.00              A        1,104,378
                     1995, 5.750%, 10/01/15 - NPFG Insured
                  Davie, Florida, Water and Sewerage Revenue Refunding and
                  Improvement Bonds, Series 2003:
            910      5.250%, 10/01/17 - AMBAC Insured                               10/13 at 100.00            N/R          989,479
            475      5.250%, 10/01/18 - AMBAC Insured                               10/13 at 100.00            N/R          488,514
                  Deltona, Florida, Utility Systems Water and Sewer Revenue
                  Bonds, Series 2003:
          1,250      5.250%, 10/01/22 - NPFG Insured                                10/13 at 100.00              A        1,282,613
          1,095      5.000%, 10/01/23 - NPFG Insured                                10/13 at 100.00              A        1,123,930
          1,225      5.000%, 10/01/24 - NPFG Insured                                10/13 at 100.00              A        1,255,588
          1,555   DeSoto County, Florida, Capital Improvement Revenue Bonds,         4/12 at 101.00              A        1,609,363
                     Series 2002, 5.250%, 10/01/20 - NPFG Insured
          2,500   Escambia County School Board, Florida, Certificates of             2/15 at 100.00              A        2,514,150
                     Participation, Series 2004, 5.000%, 2/01/22 - NPFG Insured
          2,500   Flagler County School Board, Florida, Certificates of              8/15 at 100.00            AAA        2,527,200
                     Participation, Master Lease Revenue Program, Series 2005A,
                     5.000%, 8/01/30 - FSA Insured
          1,200   Flagler County, Florida, Capital Improvement Revenue Bonds,       10/15 at 100.00              A        1,204,824
                     Series 2005, 5.000%, 10/01/30 - NPFG Insured
          3,945   Florida Governmental Utility Authority, Utility System Revenue    10/13 at 100.00        N/R (4)        4,472,644
                     Bonds, Citrus Project, Series 2003, 5.000%, 10/01/23
                     (Pre-refunded 10/01/13) - AMBAC Insured
          1,000   Florida Governmental Utility Authority, Utility System Revenue     1/10 at 101.00            N/R          906,790
                     Bonds, Golden Gate Project, Series 1999, 5.000%, 7/01/29 -
                     AMBAC Insured
          2,030   Florida Housing Finance Corporation, GNMA Collateralized          12/10 at 102.00            Aaa        2,064,084
                     Housing Revenue Bonds, Cobblestone Apartments, Series
                     2000K-1, 6.000%, 12/01/33 (Alternative Minimum Tax)
          2,475   Florida Housing Finance Corporation, GNMA Collateralized           9/10 at 102.00             A-        2,516,630
                     Housing Revenue Bonds, Raintree Apartments, Series 2000J-1,
                     5.950%, 3/01/35 (Alternative Minimum Tax)
          3,005   Florida Housing Finance Corporation, Homeowner Mortgage             1/10 at 24.68            Aa1          749,627
                     Revenue Bonds, Series 2000-4, 0.000%, 7/01/30 - FSA
                     Insured (Alternative Minimum Tax)
          4,750   Florida Housing Finance Corporation, Housing Revenue Bonds,       10/10 at 102.00            Aaa        5,081,075
                     Augustine Club Apartments, Series 2000D-1, 5.750%, 10/01/30
                     (Pre-refunded 10/01/10) - NPFG Insured

                                                           Nuveen Investments 41

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA (continued)
                  Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
$         3,365      5.375%, 11/01/25 - NPFG Insured                                11/10 at 101.00              A   $    3,393,872
          3,345      5.375%, 11/01/30 - NPFG Insured                                11/10 at 101.00              A        3,362,929
          1,000   Florida Municipal Loan Council, Revenue Bonds, Series 2001A,      11/11 at 101.00              A        1,029,130
                     5.250%, 11/01/18 - NPFG Insured
          2,230   Florida Ports Financing Commission, Revenue Bonds, State           4/10 at 101.00            AA+        2,241,150
                     Transportation Trust Fund - Intermodal Program, Series
                     1999, 5.500%, 10/01/23 - FGIC Insured (Alternative Minimum
                     Tax)
            940   Florida State Board of Education, Full Faith and Credit,           6/11 at 101.00            AAA          958,292
                     Public Education Capital Outlay Bonds, Series 2001C,
                     5.125%, 6/01/29 - FGIC Insured
          2,000   Greater Orlando Aviation Authority, Florida, Airport              10/13 at 100.00            AAA        2,112,680
                     Facilities Revenue Refunding Bonds, Series 2003A, 5.000%,
                     10/01/17 - FSA Insured
          5,200   Gulf Breeze, Florida, Local Government Loan Program,              12/11 at 101.00            N/R        5,281,848
                     Remarketed 6-1-2001, Series 1985E, 4.750%, 12/01/20
                     (Mandatory put 12/01/11) - FGIC Insured
            740   Gulf Breeze, Florida, Local Government Loan Program,               1/10 at 100.00            N/R          742,042
                     Remarketed 6-3-1996, Series 1985B, 5.900%, 12/01/15
                     (Mandatory put 12/01/10) - FGIC Insured
            700   Gulf Breeze, Florida, Local Government Loan Program,              12/09 at 100.00            N/R          700,959
                     Remarketed 6-3-1996, Series 1985C, 5.900%, 12/01/15 - FGIC
                     Insured
          1,500   Gulf Breeze, Florida, Local Government Loan Program,              12/10 at 101.00            N/R        1,523,430
                     Remarketed 7-3-2000, Series 1985E, 5.750%, 12/01/20
                     (Mandatory put 12/01/19) - FGIC Insured
          1,915   Halifax Hospital Medical Center, Florida, Revenue Bonds,           6/18 at 100.00            AAA        1,920,094
                     Series 2006, 5.500%, 6/01/38 - FSA Insured
          2,500   Hillsborough County Industrial Development Authority, Florida,       No Opt. Call              A        2,685,100
                     Industrial Development Revenue Bonds, University Community
                     Hospital, Series 1994, 6.500%, 8/15/19 - NPFG Insured
          1,000   Hillsborough County School Board, Florida, Certificates of         7/15 at 100.00            AA-        1,017,700
                     Participation, Master Lease Program, Series 2005A, 5.000%,
                     7/01/26 - NPFG Insured
          6,000   Hillsborough County School Board, Florida, Certificates of         7/13 at 100.00            AA-        6,049,560
                     Participation, Series 2003, 5.000%, 7/01/29 - NPFG Insured
          2,000   Hillsborough County, Florida, Community Investment Tax Revenue    11/13 at 101.00            AA+        2,037,800
                     Bonds, Series 2004, 5.000%, 5/01/23 - AMBAC Insured
          1,000   Hillsborough County, Florida, Revenue Refunding Bonds, Tampa      10/15 at 100.00            AA+        1,039,490
                     Bay Arena, Series 2005, 5.000%, 10/01/25 - FGIC Insured
          2,595   Indian River County School Board, Florida, Certificates of         7/15 at 100.00             A+        2,680,116
                     Participation, Series 2005, 5.000%, 7/01/22 - NPFG Insured
                  Indian Trace Development District, Florida, Water Management
                  Special Benefit Assessment Bonds, Series 2005:
          1,645      5.000%, 5/01/25 - NPFG Insured                                  5/15 at 102.00           Baa1        1,485,090
          1,830      5.000%, 5/01/27 - NPFG Insured                                  5/15 at 102.00           Baa1        1,611,699
          4,425   Jacksonville Economic Development Commission, Florida,            11/12 at 100.00            Aa2        4,495,313
                     Healthcare Facilities Revenue Bonds, Mayo Clinic, Series
                     2001C, 5.500%, 11/15/36 - NPFG Insured
          1,480   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue      10/13 at 100.00            AA-        1,552,298
                     Bonds, Series 2003, 5.250%, 10/01/20 - NPFG Insured
          3,205   Jacksonville, Florida, GNMA Collateralized Housing Revenue         3/10 at 100.00            AAA        3,207,628
                     Refunding Bonds, Windermere Manor Apartments, Series 1993A,
                     5.875%, 3/20/28
          1,000   JEA, Florida, Water and Sewerage System Revenue Bonds, Series     10/13 at 100.00            AA-        1,095,120
                     2004A, 5.000%, 10/01/14 - FGIC Insured
          1,500   JEA, Florida, Water and Sewerage System Revenue Bonds, Series     10/14 at 100.00            AA-        1,544,385
                     2007B, 5.000%, 10/01/24 - NPFG Insured
          1,450   Jupiter, Florida, Water Revenue Bonds, Series 2003, 5.000%,       10/13 at 100.00            AA+        1,496,125
                     10/01/22 - AMBAC Insured
                  Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B:
          1,730      5.000%, 10/01/18 - AMBAC Insured                               10/12 at 100.00            N/R        1,835,997
          2,000      5.000%, 10/01/19 - AMBAC Insured                               10/12 at 100.00            N/R        2,022,640
          1,230   Lee County, Florida, Local Option Gas Tax Revenue Bonds,          10/14 at 100.00             A3        1,250,147
                     Series 2004, 5.000%, 10/01/20 - FGIC Insured
          1,505   Lee County, Florida, Transportation Facilities Revenue Bonds,     10/14 at 100.00             A-        1,568,752
                     Series 2004B, 5.000%, 10/01/21 - AMBAC Insured

42 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA (continued)
$         1,000   Lee Memorial Health System, Florida, Hospital Revenue Bonds,       4/17 at 100.00              A   $      943,350
                     Series 2007A, 5.000%, 4/01/32 - NPFG Insured
          3,000   Leesburg, Florida, Utility Revenue Bonds, Series 2007,            10/17 at 100.00              A        2,912,010
                     5.000%, 10/01/37 - NPFG Insured
          2,000   Manatee County, Florida, Public Utilities Revenue Bonds,          10/13 at 100.00            Aa3        2,126,820
                     Series 2003, 5.125%, 10/01/20 - NPFG Insured
                  Marco Island, Florida, Water Utility System Revenue Bonds,
                  Series 2003:
          1,350      5.250%, 10/01/17 - NPFG Insured                                10/13 at 100.00              A        1,503,414
          1,000      5.250%, 10/01/18 - NPFG Insured                                10/13 at 100.00              A        1,078,560
          2,000      5.000%, 10/01/27 - NPFG Insured                                10/13 at 100.00              A        2,020,460
          1,425   Miami-Dade County Housing Finance Authority, Florida,              6/11 at 100.00            AAA        1,439,735
                     Multifamily Mortgage Revenue Bonds, Country Club Villas II
                     Project, Series 2001-1A, 5.750%, 7/01/27 - FSA Insured
                     (Alternative  Minimum Tax)
          2,150   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami         10/12 at 100.00            AAA        2,085,414
                     International Airport, Series 2002A, 5.125%, 10/01/35 -
                     FSA Insured (Alternative Minimum Tax)
                  Miami-Dade County, Florida, Aviation Revenue Bonds, Miami
                  International Airport, Series 2002:
          5,615      5.750%, 10/01/19 - FGIC Insured (Alternative Minimum Tax)      10/12 at 100.00              A        5,804,787
         35,920      5.375%, 10/01/32 - FGIC Insured (Alternative Minimum Tax)      10/12 at 100.00              A       35,614,321
         12,930   Miami-Dade County, Florida, Public Facilities Revenue Bonds,      12/15 at 100.00             A1       12,242,900
                     Jackson Health System, Series 2005A, 5.000%, 6/01/32 -
                     NPFG Insured
          5,320   Miami-Dade County, Florida, Public Facilities Revenue Bonds,       6/15 at 100.00             A1        5,246,158
                     Jackson Health System, Series 2005B, 5.000%, 6/01/25 -
                     NPFG Insured
         18,000   Miami-Dade County, Florida, Subordinate Special Obligation          1/10 at 54.33              A        9,068,580
                     Bonds, Series 1997A, 0.000%, 10/01/21 - NPFG Insured
          3,000   Miami-Dade County, Florida, Transit System Sales Surtax            7/18 at 100.00            AAA        3,028,170
                     Revenue Bonds, Series 2008, 5.000%, 7/01/35 - FSA Insured
          2,000   Miami-Dade County, Florida, Water and Sewer System Revenue           No Opt. Call            AAA        2,215,060
                     Bonds, Series 2008B, 5.250%, 10/01/22 - FSA Insured
                  Northern Palm Beach County Improvement District, Florida,
                  Revenue Bonds, Water Control and Improvement Development
                  Unit 9B, Series 2005:
          1,290      5.000%, 8/01/23 - NPFG Insured                                  8/15 at 102.00              A        1,338,569
          2,145      5.000%, 8/01/29 - NPFG Insured                                  8/15 at 102.00              A        2,170,955
          2,000   Okaloosa County, Florida, Water and Sewer Revenue Bonds,           7/16 at 100.00            AAA        2,022,460
                     Series 2006, 5.000%, 7/01/36 - FSA Insured
          1,000   Orange County School Board, Florida, Certificates of               8/17 at 100.00            AA-        1,018,580
                     Participation, Series 2007A, 5.000%, 8/01/27 - FGIC Insured
          3,180   Orange County, Florida, Sales Tax Revenue Bonds, Series            1/13 at 100.00             AA        3,370,959
                     2002B, 5.125%, 1/01/19 - FGIC Insured
          2,500   Orange County, Florida, Tourist Development Tax Revenue           10/16 at 100.00             A+        2,534,925
                     Bonds, Series 2006, 5.000%, 10/01/31 - SYNCORA GTY Insured
                  Osceola County, Florida, Transportation Revenue Bonds,
                  Osceola Parkway, Series 2004:
          2,500      5.000%, 4/01/21 - NPFG Insured                                  4/14 at 100.00             A2        2,557,850
          7,820      5.000%, 4/01/23 - NPFG Insured                                  4/14 at 100.00             A2        7,962,324
          1,750   Palm Bay, Florida, Utility System Revenue Bonds, Palm Bay         10/13 at 100.00              A        1,785,910
                     Utility Corporation, Series 2003, 5.000%, 10/01/20 - NPFG
                     Insured
          1,065   Palm Beach County Housing Finance Authority, Florida,              7/12 at 100.00            AAA        1,078,025
                     Multifamily Housing Revenue Bonds, Westlake Apartments
                     Phase II, Series 2002, 5.150%, 7/01/22 - FSA Insured
                     (Alternative  Minimum Tax)
          2,150   Palm Beach County School Board, Florida, Certificates of           8/14 at 100.00            AA-        2,190,786
                     Participation, Series 2004A, 5.000%, 8/01/24 - FGIC Insured
          3,000   Palm Beach County School Board, Florida, Certificates of           8/17 at 100.00            AA-        3,044,070
                     Participation, Series 2007E, 5.000%, 8/01/27 - NPFG Insured
          8,000   Palm Beach County Solid Waste Authority, Florida, Revenue            No Opt. Call             AA        6,953,600
                     Bonds, Series 2002B, 0.000%, 10/01/14 - AMBAC Insured
          2,825   Palm Beach County, Florida, Administrative Complex Revenue           No Opt. Call            Aa3        2,908,733
                     Refunding Bonds, Series 1993, 5.250%, 6/01/11 - FGIC
                     Insured

                                                           Nuveen Investments 43

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA (continued)
$         4,000   Palm Beach County, Florida, Revenue Refunding Bonds, Criminal        No Opt. Call            Aa1   $    4,102,800
                     Justice Facilities, Series 1993, 5.375%, 6/01/10 - FGIC
                     Insured
                  Palm Coast, Florida, Water Utility System Revenue Bonds,
                  Series 2003:
          1,000      5.250%, 10/01/19 - NPFG Insured                                10/13 at 100.00              A        1,040,590
            500      5.250%, 10/01/20 - NPFG Insured                                10/13 at 100.00              A          517,255
            500      5.250%, 10/01/21 - NPFG Insured                                10/13 at 100.00              A          515,275
          3,000   Pasco County, Florida, Water and Sewer Revenue Bonds, Series       4/16 at 100.00            AAA        3,039,300
                     2006 Refunding, 5.000%, 10/01/36 - FSA Insured
                  Plantation, Florida, Non-Ad Valorem Revenue Refunding and
                  Improvement Bonds, Series 2003:
          2,225      5.000%, 8/15/18 - FSA Insured                                   8/13 at 100.00            Aa3        2,293,664
          1,300      5.000%, 8/15/21 - FSA Insured                                   8/13 at 100.00            Aa3        1,321,294
          1,170   Polk County, Florida, Utility System Revenue Bonds, Series        10/14 at 100.00             A+        1,196,033
                     2004A, 5.000%, 10/01/24 - FGIC Insured
          1,000   Port Saint Lucie, Florida, Special Assessment Revenue Bonds,       7/17 at 100.00              A          889,390
                     Southwest Annexation District 1B, Series 2007, 5.000%,
                     7/01/33 - NPFG Insured
                  Port St. Lucie, Florida, Stormwater Utility System Revenue
                  Refunding Bonds, Series 2002:
          1,190      5.250%, 5/01/15 - NPFG Insured                                  5/12 at 100.00              A        1,278,512
          1,980      5.250%, 5/01/17 - NPFG Insured                                  5/12 at 100.00              A        2,127,272
                  Port St. Lucie, Florida, Utility System Revenue Bonds,
                  Refunding Series 2009:
          3,775   5.250%, 9/01/35 - AGC Insured                                      9/18 at 100.00            AAA        3,897,839
          3,500   5.000%, 9/01/35 - AGC Insured                                      9/18 at 100.00            AAA        3,569,160
         10,000   Port St. Lucie, Florida, Utility System Revenue Bonds, Series       9/11 at 34.97          A (4)        3,435,500
                     2001, 0.000%, 9/01/29 (Pre-refunded 9/01/11) - NPFG Insured
          1,830   Port St. Lucie, Florida, Utility System Revenue Bonds, Series      9/13 at 100.00          A (4)        2,070,865
                     2003, 5.000%, 9/01/21 (Pre-refunded 9/01/13) - NPFG Insured
          1,000   Port St. Lucie, Florida, Utility System Revenue Bonds, Series      9/14 at 100.00             A2        1,026,390
                     2004, 5.000%, 9/01/21 - NPFG Insured
          1,895   Reedy Creek Improvement District, Orange and Osceola               6/15 at 100.00              A        1,920,715
                     Counties, Florida, General Obligation Bonds, Series 2005B,
                     5.000%, 6/01/25 - AMBAC Insured
                  Sebring, Florida, Water and Wastewater Revenue Refunding
                  Bonds, Series 2002:
          1,360      5.250%, 1/01/17 - FGIC Insured                                  1/13 at 100.00              A        1,471,942
            770      5.250%, 1/01/18 - FGIC Insured                                  1/13 at 100.00              A          814,083
            500      5.250%, 1/01/20 - FGIC Insured                                  1/13 at 100.00              A          523,685
          5,715   Seminole County, Florida, Water and Sewer Revenue Refunding          No Opt. Call            AAA        6,831,482
                     and Improvement Bonds, Series 1992, 6.000%, 10/01/19 -
                     NPFG Insured (ETM)
          3,530   Seminole County, Florida, Water and Sewer Revenue Refunding          No Opt. Call             AA        4,032,072
                     and Improvement Bonds, Series 1992, 6.000%, 10/01/19 -
                     NPFG Insured
          4,260   St. Lucie County School Board, Florida, Certificates of            7/14 at 100.00            AAA        4,361,175
                     Participation, Master Lease Program, Series 2004A, 5.000%,
                     7/01/24 - FSA Insured
                  St. Lucie County, Florida, Utility System Revenue Refunding
                  Bonds, Series 1993:
          5,000      5.500%, 10/01/15 - FGIC Insured (ETM)                             No Opt. Call        N/R (4)        5,638,500
          1,200      5.500%, 10/01/21 - FGIC Insured (ETM)                             No Opt. Call        N/R (4)        1,435,068
                  St. Petersburg, Florida, Sales Tax Revenue Bonds,
                  Professional Sports Facility, Series 2003:
          1,475      5.125%, 10/01/20 - FSA Insured                                 10/13 at 100.00            Aa3        1,584,460
          1,555      5.125%, 10/01/21 - FSA Insured                                 10/13 at 100.00            Aa3        1,663,399
          1,300   Sunrise, Florida, Utility System Revenue Refunding Bonds,          4/10 at 100.00            N/R        1,304,641
                     Series 1996, 5.800%, 10/01/11 - AMBAC Insured
          2,500   Tallahassee, Florida, Energy System Revenue Bonds, Series         10/15 at 100.00            AA-        2,544,725
                     2005, 5.000%, 10/01/29 - NPFG Insured
          1,245   Tamarac, Florida, Sales Tax Revenue Bonds, Series 2002,            4/12 at 100.00             A+        1,253,404
                     5.000%, 4/01/22 - FGIC Insured
            400   Tamarac, Florida, Utility System Revenue Bonds, Series 2009,      10/19 at 100.00            AAA          396,304
                     5.000%, 10/01/39
          1,500   Tampa, Florida, Healthcare System Revenue Bonds, Allegany          1/10 at 100.00          A (4)        1,523,430
                     Health System - St. Joseph's Hospital, Series 1993,
                     5.125%, 12/01/23 - NPFG Insured (ETM)
         10,255   Tampa, Florida, Revenue Bonds, University of Tampa, Series         4/16 at 100.00            N/R        9,010,351
                     2006, 5.000%, 4/01/35 - CIFG Insured
          1,390   Venice, Florida, General Obligation Bonds, Series 2004,            2/14 at 100.00             A+        1,432,256
                     5.000%, 2/01/24 - AMBAC Insured

44 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA (continued)
$         4,275   Volusia County School Board, Florida, Certificates of              8/15 at 100.00            Aa3   $    4,370,675
                     Participation, Series 2005B, 5.000%, 8/01/24 - FSA Insured
          2,000   Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004,      10/14 at 100.00            AAA        2,116,920
                     5.000%, 10/01/21 - FSA Insured
         12,000   Volusia County, Florida, School Board Certificates of              8/17 at 100.00            Aa3       12,078,000
                     Participation, Series 2007, 5.000%, 8/01/32 - FSA Insured
                     (UB)
          1,785   Volusia County, Florida, Tax Revenue Bonds, Tourist               12/14 at 100.00            Aa3        1,833,266
                     Development, Series 2004, 5.000%, 12/01/24 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        378,570   Total Florida                                                                                         366,276,704
------------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 1.6% (1.0% OF TOTAL INVESTMENTS)
          1,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series      11/14 at 100.00            AAA        1,022,620
                     2004, 5.000%, 11/01/22 - FSA Insured
         10,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series      11/19 at 100.00            AAA       10,127,400
                     2009B, 5.375%, 11/01/39 - FSA Insured
          1,520   College Park Business and Industrial Development Authority,        9/14 at 102.00            AA-        1,613,906
                     Georgia, Revenue Bonds, Public Safety Project, Series
                     2004, 5.250%, 9/01/23 - NPFG Insured
                  Fulton County Development Authority, Georgia, Revenue Bonds,
                  Georgia Tech Molecular Science Building, Series 2004:
          1,695      5.250%, 5/01/19 - NPFG Insured                                  5/14 at 100.00            Aa3        1,856,381
          1,135      5.250%, 5/01/20 - NPFG Insured                                  5/14 at 100.00            Aa3        1,239,908
          4,500      5.000%, 5/01/36 - NPFG Insured                                  5/14 at 100.00            Aa3        4,552,380
          1,250   Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue      1/10 at 100.00             AA        1,252,013
                     Bonds, Southeast Georgia Health Systems, Series 1996,
                     5.250%, 8/01/13 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         21,100   Total Georgia                                                                                          21,664,608
------------------------------------------------------------------------------------------------------------------------------------
                  IDAHO - 0.2% (0.1% OF TOTAL INVESTMENTS)
            170   Idaho Housing Agency, Single Family Mortgage Senior Bonds,           No Opt. Call            Aaa          178,255
                     Series 1994B-1, 6.750%, 7/01/22
            135   Idaho Housing Agency, Single Family Mortgage Senior Bonds,           No Opt. Call            Aaa          139,956
                     Series 1994B-2, 6.900%, 7/01/26 (Alternative Minimum Tax)
            180   Idaho Housing Agency, Single Family Mortgage Senior Bonds,         1/10 at 100.00            Aaa          181,109
                     Series 1995B, 6.600%, 7/01/27 (Alternative Minimum Tax)
                  Idaho Housing and Finance Association, Grant and Revenue
                  Anticipation Bonds, Federal Highway Trust Funds, Series
                  2006:
          1,000      5.000%, 7/15/23 - NPFG Insured                                  7/16 at 100.00            Aa3        1,062,140
          1,065      5.000%, 7/15/24 - NPFG Insured                                  7/16 at 100.00            Aa3        1,126,355
------------------------------------------------------------------------------------------------------------------------------------
          2,550   Total Idaho                                                                                             2,687,815
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 5.3% (3.4% OF TOTAL INVESTMENTS)
          1,050   Bedford Park, Illinois, General Obligation Bonds, Series          12/14 at 100.00            AAA        1,129,307
                     2004A, 5.250%, 12/15/20 - FSA Insured
                  Chicago, Illinois, Second Lien Passenger Facility Charge
                  Revenue Refunding Bonds, O'Hare International Airport,
                  Series 2001E:
          4,615      5.500%, 1/01/17 - AMBAC Insured (Alternative Minimum Tax)       1/11 at 101.00             A1        4,714,223
          4,870      5.500%, 1/01/18 - AMBAC Insured (Alternative Minimum Tax)       1/11 at 101.00             A1        4,959,170
          7,200   Chicago, Illinois, Third Lien General Airport Revenue Bonds,       1/16 at 100.00             A1        7,527,096
                     O'Hare International Airport, Series 2005A, 5.250%,
                     1/01/24 - NPFG Insured
          7,025   De Witt, Ford, Livingston, Logan, Mc Lean and Tazewell            12/17 at 100.00            Aa3        5,568,858
                     Community College District 540, Illinois, General
                     Obligation Bonds, Series 2007, 3.000%, 12/01/26 - FSA
                     Insured
         10,000   Illinois Development Finance Authority, Revenue Bonds,            11/09 at 100.50              A       10,010,600
                     Provena Health, Series 1998A, 5.500%, 5/15/21 - NPFG
                     Insured
          2,095   Illinois Educational Facilities Authority, Revenue Bonds,         12/09 at 100.00           Baa1        2,096,152
                     Robert Morris College, Series 2000, 5.800%, 6/01/30 - NPFG
                     Insured
         22,510   Illinois, General Obligation Bonds, Illinois FIRST Program,        2/12 at 100.00            AA-       23,215,689
                     Series 2002, 5.125%, 2/01/27 - FGIC Insured
         20,045   Metropolitan Pier and Exposition Authority, Illinois, Revenue        No Opt. Call            AAA        4,640,217
                     Bonds, McCormick Place Expansion Project, Series 2002A,
                     0.000%, 12/15/35 - NPFG Insured

                                                           Nuveen Investments 45

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS (continued)
                  Schaumburg, Illinois, General Obligation Bonds, Series 2004B:
$         4,260      5.000%, 12/01/22 - FGIC Insured                                12/14 at 100.00            AA+   $    4,489,231
          2,365      5.000%, 12/01/23 - FGIC Insured                                12/14 at 100.00            AA+        2,482,990
          4,000   Southwestern Illinois Development Authority, School Revenue          No Opt. Call             A+        1,721,440
                     Bonds, Triad School District 2, Madison County, Illinois,
                     Series 2006, 0.000%, 10/01/25 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         90,035   Total Illinois                                                                                         72,554,973
------------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 3.2% (2.0% OF TOTAL INVESTMENTS)
          2,030   Decatur Township-Marion County Multi-School Building               7/13 at 100.00        AA+ (4)        2,275,711
                     Corporation, Indiana, First Mortgage Bonds, Series 2003,
                     5.000%, 7/15/20 (Pre-refunded 7/15/13) - FGIC Insured
          8,000   Indiana Municipal Power Agency, Power Supply Revenue Bonds,        1/17 at 100.00             A+        7,948,720
                     Series 2007A, 5.000%, 1/01/42 - NPFG Insured
         20,000   Indianapolis Local Public Improvement Bond Bank, Indiana,            No Opt. Call             AA        8,192,600
                     Series 1999E, 0.000%, 2/01/28 - AMBAC Insured
          3,250   Indianapolis Local Public Improvement Bond Bank, Indiana,          7/12 at 100.00            AAA        3,610,620
                     Waterworks Project, Series 2002A, 5.250%, 7/01/33
                     (Pre-refunded 7/01/12) - NPFG Insured
          1,340   Monroe-Gregg Grade School Building Corporation, Morgan             1/14 at 100.00            AAA        1,514,280
                     County, Indiana, First Mortgage Bonds, Series 2004,
                     5.000%, 1/15/25 (Pre-refunded 1/15/14) - FSA Insured
          5,000   Noblesville Redevelopment Authority, Indiana, Economic             7/13 at 100.00            AA-        5,080,750
                     Development Lease Rental Bonds, Exit 10 Project, Series
                     2003, 5.000%, 1/15/28 - AMBAC Insured
         10,000   Purdue University, Indiana, Student Fee Bonds, Series 2002O,       1/12 at 100.00            Aa1       10,363,300
                     5.000%, 7/01/19 - NPFG Insured
          3,705   Whitley County Middle School Building Corporation, Columbia        7/13 at 100.00        Aa3 (4)        4,180,537
                     City, Indiana, First Mortgage Bonds, Series 2003, 5.000%,
                     7/15/16 (Pre-refunded 7/15/13) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         53,325   Total Indiana                                                                                          43,166,518
------------------------------------------------------------------------------------------------------------------------------------
                  KANSAS - 0.7% (0.4% OF TOTAL INVESTMENTS)
          2,055   Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2,          9/14 at 101.00            AAA        2,196,487
                     5.000%, 9/01/23 - FSA Insured
                  Neosho County Unified School District 413, Kansas, General
                  Obligation Bonds, Series 2006:
          2,145      5.000%, 9/01/27 - FSA Insured                                   9/14 at 100.00            Aa3        2,264,906
          4,835      5.000%, 9/01/29 - FSA Insured                                   9/14 at 100.00            Aa3        5,079,071
------------------------------------------------------------------------------------------------------------------------------------
          9,035   Total Kansas                                                                                            9,540,464
------------------------------------------------------------------------------------------------------------------------------------
                  KENTUCKY - 3.0% (1.9% OF TOTAL INVESTMENTS)
          3,870   Kenton County School District Finance Corporation, Kentucky,       6/14 at 100.00            Aa3        4,086,488
                     School Building Revenue Bonds, Series 2004, 5.000%,
                     6/01/20 - NPFG Insured
                  Kentucky State Property and Buildings Commission, Revenue
                  Bonds, Project 93, Refunding Series 2009:
          3,860      5.250%, 2/01/20 - AGC Insured                                   2/19 at 100.00            AAA        4,313,396
         10,000      5.250%, 2/01/24 - AGC Insured                                   2/19 at 100.00            AAA       10,843,800
          7,500   Kentucky Turnpike Authority, Economic Development Road             7/16 at 100.00            AA+        7,928,100
                     Revenue Bonds, Revitalization Project, Series 2006B,
                     5.000%, 7/01/25 - AMBAC Insured
         12,980   Louisville and Jefferson County Metropolitan Sewer District,      11/11 at 101.00            AA-       13,607,972
                     Kentucky, Sewer and Drainage System Revenue Bonds, Series
                     2001A, 5.500%, 5/15/34 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         38,210   Total Kentucky                                                                                         40,779,756
------------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 4.5% (2.9% OF TOTAL INVESTMENTS)
          5,000   DeSoto Parish, Louisiana, Pollution Control Revenue Refunding      3/10 at 102.00            BBB        5,001,700
                     Bonds, Cleco Utility Group Inc. Project, Series 1999,
                     5.875%, 9/01/29 - AMBAC Insured
          3,025   Lafayette City and Parish, Louisiana, Utilities Revenue           11/14 at 100.00             A1        3,187,896
                     Bonds, Series 2004, 5.250%, 11/01/22 - NPFG Insured
          4,545   Louisiana Public Facilities Authority, Revenue Bonds, Baton        7/14 at 100.00              A        4,621,720
                     Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
                     NPFG Insured
                  Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series
                  2005A:
          2,400      5.000%, 5/01/25 - FGIC Insured                                  5/15 at 100.00             AA        2,468,160
          4,415      5.000%, 5/01/26 - FGIC Insured                                  5/15 at 100.00             AA        4,534,514
          5,000      5.000%, 5/01/27 - FGIC Insured                                  5/15 at 100.00             AA        5,150,150

46 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA (continued)
                  Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series
                  2006A:
$         3,300      4.750%, 5/01/39 - FSA Insured (UB)                              5/16 at 100.00            AAA   $    3,243,405
         35,725      4.500%, 5/01/41 - FGIC Insured (UB)                             5/16 at 100.00             AA       33,497,547
             38   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,          5/16 at 100.00             AA           28,776
                     Residuals 660-1, 15.601%, 5/01/41 - FGIC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
         63,448   Total Louisiana                                                                                        61,733,868
------------------------------------------------------------------------------------------------------------------------------------
                  MAINE - 0.2% (0.2% OF TOTAL INVESTMENTS)
          3,000   Maine Health and Higher Educational Facilities Authority,          7/13 at 100.00            AAA        3,324,120
                     Revenue Bonds, Series 2003B, 5.000%, 7/01/28 (Pre-refunded
                     7/01/13) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
                  MARYLAND - 0.3% (0.2% OF TOTAL INVESTMENTS)
          5,345   Baltimore, Maryland, Senior Lien Convention Center Hotel           9/16 at 100.00           Baa3        4,746,788
                     Revenue Bonds, Series 2006A, 5.250%, 9/01/28 - SYNCORA GTY
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 4.6% (2.9% OF TOTAL INVESTMENTS)
         22,500   Massachusetts Development Finance Authority, Revenue Bonds,        1/12 at 101.00        N/R (4)       24,804,000
                     WGBH Educational Foundation, Series 2002A, 5.375%, 1/01/42
                     (Pre-refunded 1/01/12) - AMBAC Insured
         11,000   Massachusetts School Building Authority, Dedicated Sales Tax       8/15 at 100.00            AAA       11,883,410
                     Revenue Bonds, Series 2005A, 5.000%, 8/15/23 - FSA Insured
                     (UB)
          7,255   Massachusetts Water Resources Authority, General Revenue           2/17 at 100.00            AAA        6,705,434
                     Bonds, Series 2007A, 4.500%, 8/01/46 - FSA Insured (UB)
         15,000   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,     1/14 at 100.00          A (4)       16,918,050
                     Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) - FGIC
                     Insured
          1,500   University of Massachusetts Building Authority, Senior Lien       11/14 at 100.00         A+ (4)        1,754,504
                     Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/20
                     (Pre-refunded 11/01/14) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         57,255   Total Massachusetts                                                                                    62,065,398
------------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 5.4% (3.5% OF TOTAL INVESTMENTS)
          5,490   Detroit City School District, Wayne County, Michigan,                No Opt. Call            AAA        6,095,986
                     Unlimited Tax School Building and Site Improvement Bonds,
                     Series 2001A, 6.000%, 5/01/29 - FSA Insured (UB)
          6,000   Detroit, Michigan, General Obligation Bonds, Series 2001A-1,      10/11 at 100.00              A        5,585,640
                     5.375%, 4/01/18 - NPFG Insured
          7,420   Detroit, Michigan, Senior Lien Water Supply System Revenue         1/10 at 100.00             A+        7,419,777
                     Bonds, Series 1997A, 5.000%, 7/01/27 - NPFG Insured
                  Detroit, Michigan, Sewerage Disposal System Revenue Bonds,
                  Series 1999A:
         15,825      5.750%, 7/01/26 (Pre-refunded 1/01/10) - FGIC Insured           1/10 at 101.00            Aaa       16,124,726
         20,000      5.875%, 7/01/27 (Pre-refunded 1/01/10) - FGIC Insured           1/10 at 101.00            Aaa       20,383,000
          1,085   Grand Rapids Community College, Kent County, Michigan, General     5/13 at 100.00             AA        1,176,128
                     Obligation Refunding Bonds, Series 2003, 5.250%, 5/01/20 -
                     AMBAC Insured
          6,850   Wayne County, Michigan, Airport Revenue Bonds, Detroit            12/09 at 100.50              A        6,920,555
                     Metropolitan Wayne County Airport, Series 1998A, 5.375%,
                     12/01/15 - NPFG Insured (Alternative Minimum Tax)
         10,000   Wayne County, Michigan, Limited Tax General Obligation Airport    12/11 at 101.00              A       10,138,700
                     Hotel Revenue Bonds, Detroit Metropolitan Wayne County
                     Airport, Series 2001A, 5.250%, 12/01/25 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         72,670   Total Michigan                                                                                         73,844,512
------------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 1.8% (1.2% OF TOTAL INVESTMENTS)
          5,000   City of Minneapolis, Minnesota, Health Care System Revenue        11/18 at 100.00            AAA        5,644,850
                     Bonds, Fairview Health Services, Series 2008B, 6.500%,
                     11/15/38 - AGC Insured
          4,000   Northern Municipal Power Agency, Minnesota, Electric System          No Opt. Call            AAA        4,400,400
                     Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 -
                     AGC Insured
         13,020   Saint Paul Housing and Redevelopment Authority, Minnesota,        12/11 at 102.00            Aaa       14,821,056
                     Multifamily Housing Revenue Bonds, Marian Center Project,
                     Series 2001A, 6.450%, 6/20/43 (Pre-refunded 12/20/11)
------------------------------------------------------------------------------------------------------------------------------------
         22,020   Total Minnesota                                                                                        24,866,306
------------------------------------------------------------------------------------------------------------------------------------
                  NEBRASKA - 2.4% (1.5% OF TOTAL INVESTMENTS)
         27,125   Lincoln, Nebraska, Electric System Revenue Bonds, Series           9/17 at 100.00             AA       25,681,679
                     2007A, 4.500%, 9/01/37 - FGIC Insured (UB)

                                                           Nuveen Investments 47

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  NEBRASKA (continued)
$         5,000   Municipal Energy Agency of Nebraska, Power Supply System           4/19 at 100.00            AAA   $    5,309,050
                     Revenue and Refunding Bonds, Series 2009A, 5.375%, 4/01/39
                     - BHAC Insured
          1,000   Nebraska Public Power District, General Revenue Bonds, Series      1/15 at 100.00            AAA        1,032,080
                     2005A, 5.000%, 1/01/25 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         33,125   Total Nebraska                                                                                         32,022,809
------------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 5.8% (3.7% OF TOTAL INVESTMENTS)
          8,475   Clark County, Nevada, General Obligation Bank Bonds, Southern     12/12 at 100.00            AA+        8,537,207
                     Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32
                     - NPFG Insured
          3,630   Clark County, Nevada, General Obligation Bank Bonds, Southern     12/12 at 100.00        AA+ (4)        4,059,320
                     Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32
                     (Pre-refunded 12/01/12) - NPFG Insured
          7,370   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,      7/14 at 100.00            Aa3        7,586,604
                     Series 2004A-2, 5.125%, 7/01/25 - FGIC Insured
                  Director of Nevada State Department of Business and Industry,
                  Revenue Bonds, Las Vegas Monorail Project, First Tier,
                  Series 2000:
         15,000      5.625%, 1/01/34 - AMBAC Insured                                 1/10 at 102.00           Caa2        3,075,150
         13,000      5.375%, 1/01/40 - AMBAC Insured                                 1/10 at 100.00           Caa2        2,665,130
         14,985   Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,      6/12 at 100.00              A       13,903,682
                     5.375%, 6/01/32 - FGIC Insured
         25,300   Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,      6/12 at 100.00       Baa1 (4)       28,055,422
                     5.375%, 6/01/32 (Pre-refunded 6/01/12) - FGIC Insured
         10,000   Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds,        6/12 at 100.00       Baa3 (4)       11,014,700
                     Reno Transportation Rail Access Corridor Project, Series
                     2002, 5.125%, 6/01/27 (Pre-refunded 6/01/12) - AMBAC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         97,760   Total Nevada                                                                                           78,897,215
------------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 2.0% (1.3% OF TOTAL INVESTMENTS)
                  Essex County Improvement Authority, New Jersey, Guaranteed
                  Revenue Bonds, Project Consolidation, Series 2004:
          2,000      5.125%, 10/01/21 - NPFG Insured                                10/14 at 100.00             A1        2,101,060
          2,250      5.125%, 10/01/22 - NPFG Insured                                10/14 at 100.00             A1        2,353,253
                  New Jersey Economic Development Authority, Revenue Bonds,
                  Motor Vehicle Surcharge, Series 2004A:
          3,850      5.000%, 7/01/22 - NPFG Insured                                  7/14 at 100.00              A        3,941,437
          3,850      5.000%, 7/01/23 - NPFG Insured                                  7/14 at 100.00              A        3,938,165
                  New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
          8,250      5.000%, 1/01/19 - FGIC Insured                                  7/13 at 100.00             A+        8,765,790
          2,000      5.000%, 1/01/23 - FSA Insured (UB)                              7/13 at 100.00            AAA        2,076,520
          3,320   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,        1/15 at 100.00            AAA        3,542,141
                     5.000%, 1/01/21 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
         25,520   Total New Jersey                                                                                       26,718,366
------------------------------------------------------------------------------------------------------------------------------------
                  NEW MEXICO - 1.3% (0.8% OF TOTAL INVESTMENTS)
          3,660   San Juan County, New Mexico, Subordinate Gross Receipts Tax        6/15 at 100.00             A+        3,771,885
                     Revenue Bonds, Series 2005, 5.000%, 6/15/25 - NPFG Insured
         13,600   University of New Mexico, System Improvement Subordinated          6/17 at 100.00            AAA       13,805,224
                     Lien Revenue Bonds, Series 2007A, 5.000%, 6/01/36 - FSA
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         17,260   Total New Mexico                                                                                       17,577,109
------------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 6.8% (4.4% OF TOTAL INVESTMENTS)
          1,880   Dormitory Authority of the State of New York, FHA-Insured          2/15 at 100.00              A        1,919,010
                     Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                     5.000%, 8/01/23 - FGIC Insured
          3,335   Dormitory Authority of the State of New York, State Personal       3/15 at 100.00            AAA        3,502,284
                     Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                     AMBAC Insured
          3,820   Hudson Yards Infrastructure Corporation, New York, Revenue         2/17 at 100.00              A        3,221,215
                     Bonds, Series 2006A, 4.500%, 2/15/47 - NPFG Insured
         12,500   Long Island Power Authority, New York, Electric System             6/16 at 100.00              A       12,845,125
                     General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 -
                     FGIC Insured
          6,900   Long Island Power Authority, New York, Electric System            11/16 at 100.00              A        6,236,979
                     Revenue Bonds, Series 2006F, 4.250%, 5/01/33 - NPFG Insured

48 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK (continued)
                  Metropolitan Transportation Authority, New York, State
                  Service Contract Refunding Bonds, Series 2002A:
$         1,500      5.000%, 7/01/21 - FGIC Insured                                  7/12 at 100.00            AA-   $    1,540,784
          5,000      5.000%, 7/01/25 - FGIC Insured                                  7/12 at 100.00            AA-        5,095,950
          2,615   New York City Industrial Development Agency, New York,             3/19 at 100.00            AAA        3,115,511
                     Revenue Bonds, Yankee Stadium Project Pilot, Series 2009A,
                     7.000%, 3/01/49 - AGC Insured
          5,000   New York City, New York, General Obligation Bonds, Fiscal          9/15 at 100.00             AA        5,255,050
                     Series 2005F-1, 5.000%, 9/01/21 - AMBAC Insured
         10,000   New York City, New York, General Obligation Bonds, Fiscal          4/15 at 100.00             AA       10,310,500
                     Series 2005M, 5.000%, 4/01/26 - FGIC Insured
          5,000   New York State Thruway Authority, General Revenue Bonds,           1/15 at 100.00             A+        5,172,100
                     Series 2005F, 5.000%, 1/01/26 - AMBAC Insured
         14,000   New York State Thruway Authority, General Revenue Bonds,           7/15 at 100.00            AAA       14,353,080
                     Series 2005G, 5.000%, 1/01/30 - FSA Insured
          3,650   New York State Urban Development Corporation, Service              3/15 at 100.00            AAA        3,826,222
                     Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/25 -
                     FSA Insured (UB)
                  New York State Urban Development Corporation, State Personal
                  Income Tax Revenue Bonds, Series 2004A-1:
          1,000      5.000%, 3/15/23 - FGIC Insured                                  3/14 at 100.00            AAA        1,044,380
          5,000      5.000%, 3/15/25 - FGIC Insured                                  3/14 at 100.00            AAA        5,200,250
         10,000   Triborough Bridge and Tunnel Authority, New York, Subordinate     11/12 at 100.00            Aa3       10,163,200
                     Lien General Purpose Revenue Refunding Bonds, Series
                     2002E, 5.000%, 11/15/32 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         91,200   Total New York                                                                                         92,801,640
------------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 1.2% (0.8% OF TOTAL INVESTMENTS)
                  Mooresville, North Carolina, Enterprise System Revenue Bonds,
                  Series 2004:
          2,115      5.000%, 5/01/22 - FGIC Insured                                  5/14 at 100.00              A        2,140,485
          2,575      5.000%, 5/01/26 - FGIC Insured                                  5/14 at 100.00              A        2,632,217
          5,000   North Carolina Municipal Power Agency 1, Catawba Electric          1/13 at 100.00            AAA        5,451,400
                     Revenue Bonds, Series 2003A, 5.250%, 1/01/16 - FSA Insured
                  Raleigh Durham Airport Authority, North Carolina, Airport
                  Revenue Bonds, Series 2005A:
          3,205      5.000%, 5/01/23 - AMBAC Insured                                 5/15 at 100.00            Aa3        3,320,252
          3,295      5.000%, 5/01/24 - AMBAC Insured                                 5/15 at 100.00            Aa3        3,400,440
------------------------------------------------------------------------------------------------------------------------------------
         16,190   Total North Carolina                                                                                   16,944,794
------------------------------------------------------------------------------------------------------------------------------------
                  NORTH DAKOTA - 0.5% (0.3% OF TOTAL INVESTMENTS)
                  Grand Forks, North Dakota, Sales Tax Revenue Bonds, Alerus
                  Project, Series 2005A:
          2,195      5.000%, 12/15/22 - NPFG Insured                                12/15 at 100.00             A1        2,303,366
          1,355      5.000%, 12/15/23 - NPFG Insured                                12/15 at 100.00             A1        1,410,785
          3,000      5.000%, 12/15/24 - NPFG Insured                                12/15 at 100.00             A1        3,115,320
------------------------------------------------------------------------------------------------------------------------------------
          6,550   Total North Dakota                                                                                      6,829,471
------------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 3.7% (2.4% OF TOTAL INVESTMENTS)
          2,650   Cleveland State University, Ohio, General Receipts Bonds,          6/14 at 100.00             A+        2,693,010
                     Series 2004, 5.250%, 6/01/24 - FGIC Insured
          2,000   Columbus City School District, Franklin County, Ohio, General     12/14 at 100.00            AAA        2,327,860
                     Obligation Bonds, Series 2004, 5.250%, 12/01/25
                     (Pre-refunded 12/01/14) - FSA Insured
          2,385   Columbus, Ohio, Tax Increment Financing Bonds, Easton              6/14 at 100.00           BBB+        2,431,341
                     Project, Series 2004A, 5.000%, 12/01/22 - AMBAC Insured
          2,205   Hamilton City School District, Ohio, General Obligation            6/15 at 100.00           Baa1        2,269,804
                     Bonds, Series 2005, 5.000%, 12/01/24 - NPFG Insured
         19,595   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien,         12/16 at 100.00             A2       17,729,360
                     Series 2006, 4.250%, 12/01/32 - AMBAC Insured
         20,100   Lucas County, Ohio, Hospital Revenue Bonds, ProMedica             11/09 at 101.00            N/R       19,995,480
                     Healthcare Obligated Group, Series 1999, 5.375%, 11/15/39
                     - AMBAC Insured
          3,000   Ross Local School District, Butler County, Ohio, General          12/13 at 100.00        Aa3 (4)        3,410,910
                     Obligation Bonds, Series 2003, 5.000%, 12/01/28
                     (Pre-refunded 12/01/13) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         51,935   Total Ohio                                                                                             50,857,765
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 49

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 2.5% (1.6% OF TOTAL INVESTMENTS)
$         3,500   Oklahoma Capitol Improvement Authority, State Facilities           7/15 at 100.00             AA   $    3,605,910
                     Revenue Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC
                     Insured
          2,150   Oklahoma Housing Finance Agency, GNMA Collateralized Single          No Opt. Call            AAA        2,325,935
                     Family Mortgage Revenue Bonds, Series 1987A, 7.997%,
                     8/01/18 (Alternative Minimum Tax)
         21,000   Oklahoma Municipal Power Authority, Power Supply System            1/17 at 100.00              A       18,325,020
                     Revenue Bonds, Series 2007, 4.500%, 1/01/47 - FGIC Insured
          5,245   Oklahoma State Industries Authority, Revenue Bonds, Oklahoma       2/11 at 100.00             A1        5,290,998
                     Medical Research Foundation, Series 2001, 5.250%, 2/01/21
                     - AMBAC Insured
          4,880   University of Oklahoma, Student Housing Revenue Bonds, Series      7/14 at 100.00             A1        4,940,414
                     2004, 5.000%, 7/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         36,775   Total Oklahoma                                                                                         34,488,277
------------------------------------------------------------------------------------------------------------------------------------
                  OREGON - 0.3% (0.2% OF TOTAL INVESTMENTS)
          2,535   Oregon Department of Administrative Services, Certificates of      5/15 at 100.00            AAA        2,649,810
                     Participation, Series 2005A, 5.000%, 5/01/25 - FSA Insured
            755   Oregon Housing and Community Services Department, Single           1/10 at 100.00            Aa2          755,792
                     Family Mortgage Revenue Bonds, Series 1995A, 6.450%,
                     7/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          3,290   Total Oregon                                                                                            3,405,602
------------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 2.8% (1.8% OF TOTAL INVESTMENTS)
          7,925   Commonwealth Financing Authority, Pennsylvania, State              6/16 at 100.00            AAA        8,272,274
                     Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 -
                     FSA Insured (UB)
          1,800   Pennsylvania Higher Educational Facilities Authority, Revenue      5/15 at 100.00             A+        1,835,532
                     Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 -
                     NPFG Insured
         11,740   Pennsylvania Public School Building Authority, Lease Revenue      12/16 at 100.00            AAA       10,860,557
                     Bonds, School District of Philadelphia, Series 2006B,
                     4.500%, 6/01/32 - FSA Insured (UB)
          2,625   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,          6/16 at 100.00            Aa3        2,673,510
                     Series 2006A, 5.000%, 12/01/26 - AMBAC Insured
          6,335   Radnor Township School District, Delaware County,                  8/15 at 100.00            Aa3        6,620,899
                     Pennsylvania, General Obligation Bonds, Series 2005B,
                     5.000%, 2/15/30 - FSA Insured
                  Reading School District, Berks County, Pennsylvania, General
                  Obligation Bonds, Series 2005:
          3,285      5.000%, 1/15/22 - FSA Insured (UB)                              1/16 at 100.00            AAA        3,495,010
          3,450      5.000%, 1/15/23 - FSA Insured (UB)                              1/16 at 100.00            AAA        3,647,340
------------------------------------------------------------------------------------------------------------------------------------
         37,160   Total Pennsylvania                                                                                     37,405,122
------------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 0.9% (0.5% OF TOTAL INVESTMENTS)
          2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,         7/15 at 100.00            AAA        2,877,600
                     Series 2005RR, 5.000%, 7/01/30 (Pre-refunded 7/01/15) -
                     SYNCORA GTY Insured
          2,000   Puerto Rico Highway and Transportation Authority, Highway          7/13 at 100.00            BBB        2,011,100
                     Revenue Bonds, Series 2003G, 5.250%, 7/01/19 - FGIC Insured
          1,550   Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%,          No Opt. Call           BBB-        1,541,940
                     8/01/21 - CIFG Insured
         36,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax               No Opt. Call            AA-        5,220,720
                     Revenue Bonds, Series 2007A, 0.000%, 8/01/42 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         42,050   Total Puerto Rico                                                                                      11,651,360
------------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND - 1.9% (1.2% OF TOTAL INVESTMENTS)
          2,195   Providence Housing Development Corporation, Rhode Island,          1/10 at 100.00              A        2,198,205
                     FHA-Insured Section 8 Assisted Mortgage Revenue Refunding
                     Bonds, Barbara Jordan Apartments, Series 1994A, 6.750%,
                     7/01/25 - NPFG Insured
         20,475   Rhode Island Depositors Economic Protection Corporation,           2/11 at 100.00          A (4)       21,650,878
                     Special Obligation Refunding Bonds, Series 1993B, 5.250%,
                     8/01/21 (Pre-refunded 2/01/11) - NPFG Insured
          1,405   Rhode Island Health & Educational Building Corporation,            9/14 at 100.00             A2        1,466,441
                     Higher Education Auxiliary Enterprise Revenue Bonds,
                     Series 2004A, 5.500%, 9/15/24 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         24,075   Total Rhode Island                                                                                     25,315,524
------------------------------------------------------------------------------------------------------------------------------------

50 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 5.5% (3.5% OF TOTAL INVESTMENTS)
$        14,650   Anderson County School District 5, South Carolina, General         2/18 at 100.00            AAA   $   15,780,394
                     Obligation Bonds, Series 2008, Trust 1181, 9.516%, 2/01/38
                     - FSA Insured (IF)
         10,000   Beaufort County, South Carolina, Tax Increment Bonds, New         12/12 at 100.00              A       10,082,000
                     River Redevelopment Project, Series 2002, 5.000%, 6/01/27
                     - NPFG Insured
                  Medical University Hospital Authority, South Carolina,
                  FHA-Insured Mortgage Revenue Bonds, Series 2004A:
          2,000      5.250%, 8/15/22 - NPFG Insured                                  8/14 at 100.00              A        2,060,220
          2,105      5.250%, 8/15/23 - NPFG Insured                                  8/14 at 100.00              A        2,164,908
          3,685   Piedmont Municipal Power Agency, South Carolina, Electric            No Opt. Call            N/R        2,998,742
                     Revenue Bonds, Series 1988A, 0.000%, 1/01/13 - AMBAC
                     Insured (ETM)
          7,955   Piedmont Municipal Power Agency, South Carolina, Electric            No Opt. Call            N/R        6,787,046
                     Revenue Bonds, Series 1988A, 0.000%, 1/01/13 - AMBAC
                     Insured
          8,000   South Carolina JOBS Economic Development Authority,               11/12 at 100.00             A-        8,214,400
                     Industrial Revenue Bonds, South Carolina Electric and Gas
                     Company, Series 2002A, 5.200%, 11/01/27 - AMBAC Insured
         10,000   South Carolina JOBS Economic Development Authority,               11/12 at 100.00             A-        9,719,200
                     Industrial Revenue Bonds, South Carolina Electric and Gas
                     Company, Series 2002B, 5.450%, 11/01/32 - AMBAC Insured
                     (Alternative Minimum Tax)
         17,500   South Carolina Transportation Infrastructure Bank, Revenue        10/16 at 100.00             A1       16,619,050
                     Bonds, Series 2007A, 4.500%, 10/01/34 - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
         75,895   Total South Carolina                                                                                   74,425,960
------------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 0.5% (0.3% OF TOTAL INVESTMENTS)
          6,455   Memphis-Shelby County Airport Authority, Tennessee, Airport        3/11 at 100.00            AAA        6,555,955
                     Revenue Bonds, Series 2001A, 5.500%, 3/01/18 - FSA Insured
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 10.8% (6.9% OF TOTAL INVESTMENTS)
         22,650   Brazos River Authority, Texas, Revenue Refunding Bonds,           11/09 at 101.00           BBB+       22,677,180
                     Houston Industries Inc., Series 1998C, 5.125%, 5/01/19 -
                     AMBAC Insured
            521   Capital Area Housing Finance Corporation, Texas, FNMA Backed       4/12 at 106.00            Aaa          532,206
                     Single Family Mortgage Revenue Refunding Bonds, Series
                     2002A-2, 6.300%, 4/01/35 - AMBAC Insured (Alternative
                     Minimum Tax)
         12,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue      11/09 at 100.00             A+       12,506,375
                     Bonds, Series 2000A, 6.125%, 11/01/35 - FGIC Insured
                     (Alternative Minimum Tax)
         25,000   Harris County-Houston Sports Authority, Texas, Junior Lien        11/11 at 100.00              A       22,717,750
                     Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 -
                     NPFG Insured
          4,671   Houston Housing Finance Corporation, Texas, GNMA                   9/11 at 105.00            Aaa        4,812,718
                     Collateralized Mortgage Multifamily Housing Revenue Bonds,
                     RRG Apartments Project, Series 2001, 6.350%, 3/20/42
                  Houston, Texas, First Lien Combined Utility System Revenue
                  Bonds, Series 2004A:
          4,000      5.250%, 5/15/24 - FGIC Insured                                  5/14 at 100.00             AA        4,206,200
          5,000      5.250%, 5/15/25 - NPFG Insured                                  5/14 at 100.00             AA        5,245,700
         17,500   Houston, Texas, Hotel Occupancy Tax and Special Revenue            9/11 at 100.00             A-       17,592,925
                     Bonds, Convention and Entertainment Project, Series 2001B,
                     5.250%, 9/01/33 - AMBAC Insured
            900   Houston, Texas, Subordinate Lien Airport System Revenue            7/10 at 100.00            AAA          901,944
                     Bonds, Series 2000A, 5.625%, 7/01/30 - FSA Insured
                     (Alternative Minimum Tax)
         23,865   Jefferson County Health Facilities Development Corporation,        8/11 at 100.00            N/R       23,412,997
                     Texas, FHA-Insured Mortgage Revenue Bonds, Baptist
                     Hospital of Southeast Texas, Series 2001, 5.500%, 8/15/41
                     - AMBAC Insured
            140   Lower Colorado River Authority, Texas, Revenue Refunding and       5/11 at 100.00         A1 (4)          149,205
                     Improvement Bonds, Series 2001A, 5.000%, 5/15/21
                     (Pre-refunded 5/15/11) - NPFG Insured
          8,065   Lower Colorado River Authority, Texas, Revenue Refunding and       5/11 at 100.00             A1        8,167,909
                     Improvement Bonds, Series 2001A, 5.000%, 5/15/21 - NPFG
                     Insured
                  Port of Houston Authority, Harris County, Texas, General
                  Obligation Port Improvement Bonds, Series 2001B:
          3,205      5.500%, 10/01/18 - FGIC Insured (Alternative Minimum Tax)      10/11 at 100.00            AAA        3,266,119
          3,375      5.500%, 10/01/19 - FGIC Insured (Alternative Minimum Tax)      10/11 at 100.00            AAA        3,430,350
          7,205   San Antonio, Texas, Airport System Improvement Revenue Bonds,      7/11 at 101.00             A+        7,434,047
                     Series 2001, 5.375%, 7/01/15 - FGIC Insured (Alternative
                     Minimum Tax)

                                                           Nuveen Investments 51

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS (continued)
$         7,550   Waco Health Facilities Development Corporation, Texas,             8/16 at 100.00              A   $    7,259,023
                     Hillcrest Health System Project, FHA Insured Mortgage
                     Revenue Bonds, Series 2006A, 5.000%, 8/01/31 - NPFG Insured
          1,840   Ysleta Independent School District Public Facility                11/09 at 100.00            AA-        1,848,573
                     Corporation, Texas, Lease Revenue Refunding Bonds, Series
                     2001, 5.375%, 11/15/24 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        147,987   Total Texas                                                                                           146,161,221
------------------------------------------------------------------------------------------------------------------------------------
                  UTAH - 1.3% (0.8% OF TOTAL INVESTMENTS)
          2,000   Clearfield City, Utah, Sales Tax Revenue Bonds, Series 2003,       7/13 at 100.00        AA- (4)        2,250,120
                     5.000%, 7/01/28 (Pre-refunded 7/01/13) - FGIC Insured
         15,000   Utah Transit Authority, Sales Tax Revenue Bonds, Series            6/18 at 100.00            AAA       15,633,900
                     2008A, 5.000%, 6/15/32 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
         17,000   Total Utah                                                                                             17,884,020
------------------------------------------------------------------------------------------------------------------------------------
                  VIRGINIA - 1.2% (0.8% OF TOTAL INVESTMENTS)
          1,035   Loudoun County Industrial Development Authority, Virginia,         6/14 at 100.00            AAA        1,142,837
                     Lease Revenue Bonds, Public Safety Facilities, Series
                     2003A, 5.250%, 12/15/20 - FSA Insured
          4,840   Metropolitan Washington D.C. Airports Authority, Airport          10/11 at 101.00            AA-        4,972,857
                     System Revenue Bonds, Series 2001A, 5.500%, 10/01/19 -
                     NPFG Insured (Alternative Minimum Tax)
         10,000   Virginia Housing Development Authority, Commonwealth Mortgage      7/11 at 100.00            AAA       10,085,700
                     Bonds, Series 2001H-1, 5.375%, 7/01/36 - NPFG Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
         15,875   Total Virginia                                                                                         16,201,394
------------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 4.0% (2.6% OF TOTAL INVESTMENTS)
          2,500   Grant County Public Utility District 2, Washington, Revenue        1/15 at 100.00            Aa2        2,539,650
                     Bonds, Wanapum Hydroelectric Development, Series 2005A,
                     5.000%, 1/01/29 - FGIC Insured
          3,500   King County School District 401, Highline, Washington,            12/14 at 100.00            AA+        3,695,790
                     General Obligation Bonds, Series 2004, 5.000%, 10/01/24 -
                     FGIC Insured
          5,000   King County, Washington, General Obligation Sewer Bonds,           1/19 at 100.00            AAA        5,854,050
                     Series 2009, Trust 1W, 13.696%, 1/01/39 - AGC Insured (IF)
         10,000   King County, Washington, Sewer Revenue Bonds, Series 2007,         7/17 at 100.00            AAA       10,203,600
                     5.000%, 1/01/42 - FSA Insured
          4,345   King County, Washington, Sewer Revenue Bonds, Tender Option        7/17 at 100.00            AAA        4,635,681
                     Bond Trust 3090, 13.238%, 1/01/39 - FSA Insured (IF)
          3,195   Kitsap County, Washington, Limited Tax General Obligation          7/10 at 100.00        AA- (4)        3,304,589
                     Bonds, Series 2000, 5.500%, 7/01/25 (Pre-refunded 7/01/10)
                     - AMBAC Insured
          4,250   Snohomish County Public Utility District 1, Washington,              No Opt. Call            Aaa        5,264,177
                     Generation System Revenue Bonds, Series 1989, 6.650%,
                     1/01/16 - FGIC Insured (ETM)
                  Tacoma, Washington, Solid Waste Utility Revenue Refunding
                  Bonds, Series 2006:
          3,890      5.000%, 12/01/24 - SYNCORA GTY Insured                         12/16 at 100.00             AA        4,071,624
          4,085      5.000%, 12/01/25 - SYNCORA GTY Insured                         12/16 at 100.00             AA        4,255,385
          4,290      5.000%, 12/01/26 - SYNCORA GTY Insured                         12/16 at 100.00             AA        4,450,360
          5,945   Washington State, General Obligation Bonds, Series 2009,           7/16 at 100.00            AAA        6,645,440
                     Trust 1212, 13.208%, 7/01/31 - FSA Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
         51,000   Total Washington                                                                                       54,920,346
------------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 2.2% (1.4% OF TOTAL INVESTMENTS)
         15,000   Wisconsin Health and Educational Facilities Authority,             2/10 at 100.00              A       14,982,300
                     Revenue Bonds, Marshfield Clinic, Series 1997, 5.750%,
                     2/15/27 - NPFG Insured
            290   Wisconsin, General Obligation Bonds, Series 2004-3, 5.250%,        5/14 at 100.00            Aa3          310,810
                     5/01/20 - FGIC Insured
          2,600   Wisconsin, General Obligation Bonds, Series 2004-3, 5.250%,        5/14 at 100.00        Aa3 (4)        2,986,048
                     5/01/20 (Pre-refunded 5/01/14) - FGIC Insured
         10,945   Wisconsin, General Obligation Bonds, Series 2004-4, 5.000%,        5/14 at 100.00             AA       11,622,057
                     5/01/20 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         28,835   Total Wisconsin                                                                                        29,901,215
------------------------------------------------------------------------------------------------------------------------------------
$     2,276,105   Total Long-Term Investments (cost $2,089,134,409) - 155.7%                                          2,115,920,805
===============---------------------------------------------------------------------------------------------------------------------

52 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 1.0% (0.6% OF TOTAL INVESTMENTS)
                  CALIFORNIA - 0.2% (0.1% OF TOTAL INVESTMENTS)
$         2,585   Westminster Redevelopment Agency, Orange County, California,      11/19 at 100.00            A-1   $    2,585,000
                     Westminster Commercial Redevelopment Project 1, Tax
                     Allocation Bonds, Variable Rate Demand Obligations, Tender
                     Option Bond Trust 3009, 0.210%, 11/01/45 - AGC Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 0.1% (0.1% OF TOTAL INVESTMENTS)
          1,400   Colorado Health Facilities Authority, Colorado, Revenue              No Opt. Call           A-1+        1,400,000
                     Bonds, Catholic Health Initiatives, Variable Rate Demand
                     Obligations, Tender Option Bond Trust 2906Z, 0.230%,
                     3/01/16 - FSA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 0.1% (0.1% OF TOTAL INVESTMENTS)
          1,882   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales       7/17 at 100.00            A-1        1,882,000
                     Tax Revenue Bonds, Variable Rate Demand Obligations,
                     Tender Option Bond Trust 2008-1061, 0.360%, 7/01/34 - FSA
                     Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 0.4% (0.2% OF TOTAL INVESTMENTS)
          5,000   Massachusetts Development Finance Authority, Revenue Bonds,          No Opt. Call            A-1        5,000,000
                     WGBH Educational Foundation, Variable Rate Demand
                     Obligations, Tender Option Bond Trust 1129, 0.190%,
                     1/01/42 - AGC Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 0.2% (0.1% OF TOTAL INVESTMENTS)
          2,500   Sampson County, North Carolina, Certificates of                      No Opt. Call            A-1        2,500,000
                     Participation, Series 2006, Variable Rate Demand
                     Obligations Series 112, 0.310%, 6/01/34 - FSA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
$        13,367   Total Short-Term Investments (cost $13,367,000)                                                        13,367,000
===============---------------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $2,102,501,409) - 156.7%                                                    2,129,287,805
                  ------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (9.9)%                                                                   (134,833,333)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.9%                                                                   39,864,416
                  ------------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation                                                        (675,475,000)
                     Value - (49.7)% (6)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                      $1,358,843,888
                  ==================================================================================================================

      Primarily all of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.7%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 53

NIF | Nuveen Premier Insured Municipal Income Fund, Inc.
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 0.8% (0.5% OF TOTAL INVESTMENTS)
$         2,200   Auburn, Alabama, General Obligation Warrants, Series 2005,         8/15 at 100.00            AA+   $    2,267,430
                     5.000%, 8/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 3.1% (2.1% OF TOTAL INVESTMENTS)
          4,370   Phoenix Civic Improvement Corporation, Arizona, Junior Lien        7/15 at 100.00            AAA        4,518,886
                     Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 -
                     NPFG Insured
          5,000   Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic             No Opt. Call             AA        4,160,450
                     Plaza, Series 2005B, 0.000%, 7/01/40 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
          9,370   Total Arizona                                                                                           8,679,336
------------------------------------------------------------------------------------------------------------------------------------
                  ARKANSAS - 1.5% (1.0% OF TOTAL INVESTMENTS)
          4,020   Northwest Community College District, Arkansas, General            5/15 at 100.00              A        4,199,694
                     Obligation Bonds, Series 2005, 5.000%, 5/15/23 - AMBAC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 30.5% (20.2% OF TOTAL INVESTMENTS)
         10,000   ABAG Finance Authority for Non-Profit Corporations,               12/09 at 101.00        N/R (4)       10,149,500
                     California, Insured Certificates of Participation,
                     Children's Hospital Medical Center of Northern California,
                     Series 1999, 6.000%, 12/01/29 (Pre-refunded 12/01/09) -
                     AMBAC Insured
             10   California Department of Water Resources, Water System Revenue    12/14 at 100.00            AAA           11,547
                     Bonds, Central Valley Project, Series 2005AC, 5.000%,
                     12/01/26 (Pre-refunded 12/01/14) - NPFG Insured
            990   California Department of Water Resources, Water System Revenue    12/14 at 100.00            AAA        1,044,212
                     Bonds, Central Valley Project, Series 2005AC, 5.000%,
                     12/01/26 - MBIA Insured (UB)
          1,250   California Pollution Control Financing Authority, Remarketed       4/11 at 102.00              A        1,288,913
                     Revenue Bonds, Pacific Gas and Electric Company, Series
                     1996A, 5.350%, 12/01/16 - NPFG Insured (Alternative Minimum
                     Tax)
          4,775   Clovis Unified School District, Fresno County, California,           No Opt. Call         AA (4)        2,405,550
                     General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 -
                     FGIC Insured (ETM)
          1,005   Folsom Cordova Unified School District, Sacramento County,        10/14 at 100.00            AAA        1,036,758
                     California, General Obligation Bonds, School Facilities
                     Improvement District 2, Series 2004B, 5.000%, 10/01/26 -
                     FSA Insured
          1,150   Kern Community College District, California, General                 No Opt. Call            AAA          596,356
                     Obligation Bonds, Series 2006, 0.000%, 11/01/23 - FSA
                     Insured
             45   Kern County Housing Authority, California, GNMA Guaranteed           No Opt. Call            AAA           46,680
                     Tax-Exempt Mortgage Obligation Bonds, Series 1994A-I,
                     7.150%, 12/30/24 (Alternative Minimum Tax)
             35   Kern County Housing Authority, California, GNMA Guaranteed           No Opt. Call            AAA           36,390
                     Tax-Exempt Mortgage Obligation Bonds, Series 1994A-III,
                     7.450%, 6/30/25 (Alternative Minimum Tax)
          3,925   La Verne-Grand Terrace Housing Finance Agency, California,           No Opt. Call            AAA        5,137,315
                     Single Family Residential Mortgage Revenue Bonds, Series
                     1984A, 10.250%, 7/01/17 (ETM)
          5,000   Ontario Redevelopment Financing Authority, San Bernardino            No Opt. Call              A        5,699,650
                     County, California, Revenue Refunding Bonds, Redevelopment
                     Project 1, Series 1995, 7.400%, 8/01/25 - NPFG Insured
          8,880   Pomona, California, GNMA/FHLMC Collateralized Single Family          No Opt. Call            AAA       11,656,865
                     Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%,
                     8/01/23 (ETM)
          8,795   San Bernardino County, California, GNMA Mortgage-Backed              No Opt. Call            AAA       10,286,720
                     Securities Program Single Family Home Mortgage Revenue
                     Bonds, Series 1988A, 8.300%, 9/01/14 (Alternative Minimum
                     Tax) (ETM)
          8,970   San Bernardino, California, GNMA Mortgage-Backed Securities          No Opt. Call            AAA       11,674,186
                     Program Single Family Mortgage Revenue Refunding Bonds,
                     Series 1990A, 7.500%, 5/01/23 (ETM)
          4,300   San Francisco Airports Commission, California, Revenue             5/11 at 100.00             A1        4,311,008
                     Refunding Bonds, San Francisco International Airport,
                     Second Series 2001, Issue 27A, 5.125%, 5/01/19 - NPFG
                     Insured (Alternative Minimum Tax)
         29,000   San Joaquin Hills Transportation Corridor Agency, Orange             No Opt. Call              A        6,147,130
                     County, California, Toll Road Revenue Refunding Bonds,
                     Series 1997A, 0.000%, 1/15/31 - NPFG Insured
          2,000   San Jose Redevelopment Agency, California, Tax Allocation          8/14 at 100.00              A        2,052,120
                     Bonds, Merged Area Redevelopment Project, Series 2004A,
                     5.250%, 8/01/19 - NPFG Insured
          4,475   San Jose Redevelopment Agency, California, Tax Allocation          8/17 at 100.00              A        3,560,265
                     Bonds, Merged Area Redevelopment Project, Series 2006C,
                     4.250%, 8/01/30 - NPFG Insured
          4,455   San Mateo County Community College District, California,             No Opt. Call            Aa1        2,585,593
                     General Obligation Bonds, Series 2006B, 0.000%, 9/01/21 -
                     NPFG Insured

54 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)
$         1,815   University of California, General Revenue Bonds, Series 2005G,     5/13 at 101.00            Aa1   $    1,821,951
                     4.750%, 5/15/31 - NPFG Insured
          3,600   Ventura County Community College District, California, General     8/15 at 100.00             AA        3,727,008
                     Obligation Bonds, Series 2005B, 5.000%, 8/01/28 - NPFG
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
        104,475   Total California                                                                                       85,275,717
------------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 9.8% (6.5% OF TOTAL INVESTMENTS)
          3,000   Colorado Health Facilities Authority, Colorado, Revenue Bonds,     4/18 at 100.00            AAA        3,130,620
                     Catholic Health Initiatives, Series 2006C-1, Trust 1090,
                     14.965%, 10/01/41 - FSA Insured (IF)
          2,500   Denver City and County, Colorado, Airport System Revenue          11/12 at 100.00             A+        2,546,025
                     Refunding Bonds, Series 2002E, 5.500%, 11/15/18 - FGIC
                     Insured (Alternative Minimum Tax)
          6,000   E-470 Public Highway Authority, Colorado, Senior Revenue           9/10 at 102.00            AAA        6,387,660
                     Bonds, Series 2000A, 5.750%, 9/01/29 (Pre-refunded 9/01/10)
                     - NPFG Insured
         20,000   E-470 Public Highway Authority, Colorado, Senior Revenue             No Opt. Call              A        4,925,200
                     Bonds, Series 2000B, 0.000%, 9/01/30 - NPFG Insured
          4,405   Garfield, Eagle and Pitkin Counties School District RE-1,         12/14 at 100.00            AAA        4,617,717
                     Roaring Fork, Colorado, General Obligation Bonds, Series
                     2005A, 5.000%, 12/15/24 - FSA Insured
          2,065   Jefferson County School District R1, Colorado, General            12/14 at 100.00            AAA        2,154,869
                     Obligation Bonds, Series 2004, 5.000%, 12/15/24 - FSA
                     Insured (UB)
          1,390   Teller County School District RE-2, Woodland Park, Colorado,      12/14 at 100.00            AA-        1,469,995
                     General Obligation Bonds, Series 2004, 5.000%, 12/01/22 -
                     NPFG Insured
          1,000   University of Colorado, Enterprise System Revenue Bonds,           6/12 at 100.00        AA- (4)        1,101,260
                     Series 2002A, 5.000%, 6/01/19 (Pre-refunded 6/01/12) - FGIC
                     Insured
          1,000   University of Colorado, Enterprise System Revenue Bonds,           6/15 at 100.00            AA-        1,026,900
                     Series 2005, 5.000%, 6/01/30 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         41,360   Total Colorado                                                                                         27,360,246
------------------------------------------------------------------------------------------------------------------------------------
                  DISTRICT OF COLUMBIA - 0.2% (0.1% OF TOTAL INVESTMENTS)
            665   Washington Convention Center Authority, District of Columbia,     10/16 at 100.00            AAA          617,379
                     Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                     Residuals 1606, 11.582%, 10/01/30 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 3.7% (2.4% OF TOTAL INVESTMENTS)
          2,285   Florida Municipal Loan Council, Revenue Bonds, Series 2005A,       2/15 at 100.00              A        2,310,066
                     5.000%, 2/01/23 - NPFG Insured
          1,500   JEA, Florida, Water and Sewerage System Revenue Bonds, Series     10/13 at 100.00            AA-        1,559,550
                     2004A, 5.000%, 10/01/19 - FGIC Insured
          4,240   Reedy Creek Improvement District, Florida, Utility Revenue        10/13 at 100.00              A        4,426,433
                     Bonds, Series 2003-1, 5.250%, 10/01/17 - NPFG Insured
          2,000   Tallahassee, Florida, Energy System Revenue Bonds, Series         10/15 at 100.00            AA-        2,034,740
                     2005, 5.000%, 10/01/28 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         10,025   Total Florida                                                                                          10,330,789
------------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 3.3% (2.2% OF TOTAL INVESTMENTS)
          2,700   Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G,     1/15 at 100.00            AAA        2,799,279
                     5.000%, 1/01/25 - FSA Insured
          6,500   Medical Center Hospital Authority, Georgia, Revenue                2/10 at 102.00              A        6,391,905
                     Anticipation Certificates, Columbus Regional Healthcare
                     System, Inc. Project, Series 1999, 5.500%, 8/01/25 - NPFG
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
          9,200   Total Georgia                                                                                           9,191,184
------------------------------------------------------------------------------------------------------------------------------------
                  HAWAII - 3.8% (2.5% OF TOTAL INVESTMENTS)
          2,250   Hawaii Department of Budget and Finance, Special Purpose           1/10 at 100.00           Baa1        2,255,693
                     Revenue Bonds, Hawaiian Electric Company Inc., Series
                     1999D, 6.150%, 1/01/20 - AMBAC Insured (Alternative Minimum
                     Tax)
          8,030   Hawaii Department of Transportation, Airport System Revenue        7/10 at 101.00              A        8,232,998
                     Refunding Bonds, Series 2000B, 6.500%, 7/01/15 - FGIC
                     Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         10,280   Total Hawaii                                                                                           10,488,691
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 16.7% (11.0% OF TOTAL INVESTMENTS)
          4,000   Bridgeview, Illinois, General Obligation Bonds, Series 2002,      12/12 at 100.00              A        4,086,360
                     5.000%, 12/01/22 - FGIC Insured
          8,200   Chicago Board of Education, Illinois, General Obligation Lease       No Opt. Call             A1        9,063,050
                     Certificates, Series 1992A, 6.250%, 1/01/15 - NPFG Insured

                                                           Nuveen Investments 55

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS (continued)
$        10,000   Chicago, Illinois, General Obligation Refunding Bonds, Series      1/10 at 101.00            AA-   $   10,084,800
                     2000D, 5.500%, 1/01/35 - FGIC Insured
          1,450   Chicago, Illinois, Third Lien General Airport Revenue Bonds,       1/16 at 100.00             A1        1,515,874
                     O'Hare International Airport, Series 2005A, 5.250%,
                     1/01/24 - NPFG Insured
         21,860   Illinois Development Finance Authority, Local Government             No Opt. Call            Aa3       16,712,844
                     Program Revenue Bonds, Kane, Cook and DuPage Counties
                     School District U46 - Elgin, Series 2002, 0.000%, 1/01/17
                     - FSA Insured
          2,500   Illinois Municipal Electric Agency, Power Supply System            2/17 at 100.00             A+        2,513,400
                     Revenue Bonds, Series 2007A, 5.000%, 2/01/35 - FGIC Insured
          5,010   Metropolitan Pier and Exposition Authority, Illinois, Revenue        No Opt. Call              A        2,766,923
                     Refunding Bonds, McCormick Place Expansion Project, Series
                     1996A, 0.000%, 12/15/21 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         53,020   Total Illinois                                                                                         46,743,251
------------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 4.0% (2.6% OF TOTAL INVESTMENTS)
          2,130   Indiana Municipal Power Agency, Power Supply Revenue Bonds,        1/17 at 100.00             A+        2,116,347
                     Series 2007A, 5.000%, 1/01/42 - NPFG Insured
                  Indiana University, Parking Facility Revenue Bonds, Series
                  2004:
          1,015      5.250%, 11/15/19 - AMBAC Insured                               11/14 at 100.00            Aa1        1,120,550
          1,060      5.250%, 11/15/20 - AMBAC Insured                               11/14 at 100.00            Aa1        1,165,968
          1,100      5.250%, 11/15/21 - AMBAC Insured                               11/14 at 100.00            Aa1        1,206,623
          9,255   Indianapolis Local Public Improvement Bond Bank, Indiana,            No Opt. Call             AA        4,475,903
                     Series 1999E, 0.000%, 2/01/25 - AMBAC Insured
          1,000   Metropolitan School District Steuben County K-5 Building           7/14 at 102.00            AAA        1,081,240
                     Corporation, Indiana, First Mortgage Bonds, Series 2003,
                     5.250%, 1/15/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         15,560   Total Indiana                                                                                          11,166,631
------------------------------------------------------------------------------------------------------------------------------------
                  IOWA - 1.2% (0.8% OF TOTAL INVESTMENTS)
          3,345   Ames, Iowa, Hospital Revenue Refunding Bonds, Mary Greeley         6/13 at 100.00            N/R        3,331,386
                     Medical Center, Series 2003, 5.000%, 6/15/17 - AMBAC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
                  KANSAS - 0.4% (0.2% OF TOTAL INVESTMENTS)
            985   Neosho County Unified School District 413, Kansas, General         9/14 at 100.00            Aa3        1,028,527
                     Obligation Bonds, Series 2006, 5.000%, 9/01/31 - FSA
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 2.8% (1.9% OF TOTAL INVESTMENTS)
            885   Louisiana Public Facilities Authority, Revenue Bonds, Baton        7/14 at 100.00              A          899,939
                     Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
                     NPFG Insured
          7,160   Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series      5/16 at 100.00            AAA        7,037,206
                     2006A, 4.750%, 5/01/39 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
          8,045   Total Louisiana                                                                                         7,937,145
------------------------------------------------------------------------------------------------------------------------------------
                  MARYLAND - 2.2% (1.4% OF TOTAL INVESTMENTS)
          1,200   Maryland Economic Development Corporation, Student Housing         6/16 at 100.00           Baa2        1,112,196
                     Revenue Refunding Bonds, University of Maryland College
                     Park Projects, Series 2006, 5.000%, 6/01/28 - CIFG Insured
          5,000   Maryland Transportation Authority, Airport Parking Revenue         3/12 at 101.00             A2        5,000,400
                     Bonds, Baltimore-Washington International Airport
                     Passenger Facility, Series 2002B, 5.125%, 3/01/21 - AMBAC
                     Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          6,200   Total Maryland                                                                                          6,112,596
------------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 2.3% (1.5% OF TOTAL INVESTMENTS)
          4,400   Massachusetts School Building Authority, Dedicated Sales Tax       8/15 at 100.00            AAA        4,753,364
                     Revenue Bonds, Series 2005A, 5.000%, 8/15/23 - FSA Insured
                     (UB)
          1,725   Massachusetts Water Resources Authority, General Revenue           2/17 at 100.00            AAA        1,594,331
                     Bonds, Series 2007A, 4.500%, 8/01/46 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
          6,125   Total Massachusetts                                                                                     6,347,695
------------------------------------------------------------------------------------------------------------------------------------

56 Nuveen Investments

      PRINCIPAL                                                                      OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 3.7% (2.4% OF TOTAL INVESTMENTS)
$         6,500   Michigan Higher Education Student Loan Authority, Revenue            No Opt. Call             AA   $    6,412,835
                     Bonds, Series 2000 XII-T, 5.300%, 9/01/10 - AMBAC Insured
                     (Alternative Minimum Tax)
          3,810   Michigan Housing Development Authority, GNMA Collateralized        8/12 at 102.00            Aaa        3,843,223
                     Limited Obligation Multifamily Housing Revenue Bonds,
                     Cranbrook Apartments, Series 2001A, 5.500%, 2/20/43
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         10,310   Total Michigan                                                                                         10,256,058
------------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 1.8% (1.2% OF TOTAL INVESTMENTS)
          4,860   Minneapolis-St. Paul Metropolitan Airports Commission,             1/11 at 100.00            AA-        4,992,970
                     Minnesota, Airport Revenue Bonds, Series 2001B, 5.750%,
                     1/01/15 - FGIC Insured (Alternative Minimum Tax)
            130   Minnesota Housing Finance Agency, Rental Housing Bonds,            2/10 at 100.00            AA+          130,556
                     Series 1995D, 5.950%, 2/01/18 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
          4,990   Total Minnesota                                                                                         5,123,526
------------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 0.7% (0.5% OF TOTAL INVESTMENTS)
          2,000   Missouri Western State College, Auxiliary System Revenue          10/13 at 100.00              A        2,093,620
                     Bonds, Series 2003, 5.000%, 10/01/21 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 4.4% (2.9% OF TOTAL INVESTMENTS)
          2,100   Clark County, Nevada, General Obligation Bank Bonds, Southern     12/12 at 100.00            AA+        2,115,414
                     Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32
                     - NPFG Insured
            900   Clark County, Nevada, General Obligation Bank Bonds, Southern     12/12 at 100.00        AA+ (4)        1,006,443
                     Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32
                     (Pre-refunded 12/01/12) - NPFG Insured
                  Director of Nevada State Department of Business and Industry,
                  Revenue Bonds, Las Vegas Monorail Project, First Tier,
                  Series 2000:
            160      0.000%, 1/01/28 - AMBAC Insured                                   No Opt. Call           Caa2            8,280
          2,000      5.375%, 1/01/40 - AMBAC Insured                                 1/10 at 100.00           Caa2          410,020
          7,990   Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds,        6/12 at 100.00       Baa3 (4)        8,826,154
                     Reno Transportation Rail Access Corridor Project, Series
                     2002, 5.250%, 6/01/41 (Pre-refunded 6/01/12) - AMBAC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         13,150   Total Nevada                                                                                           12,366,311
------------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 0.9% (0.6% OF TOTAL INVESTMENTS)
                  New Jersey Economic Development Authority, Revenue Bonds,
                  Motor Vehicle Surcharge, Series 2004A:
          1,200      5.000%, 7/01/22 - NPFG Insured                                  7/14 at 100.00              A        1,228,500
          1,200      5.000%, 7/01/23 - NPFG Insured                                  7/14 at 100.00              A        1,227,480
------------------------------------------------------------------------------------------------------------------------------------
          2,400   Total New Jersey                                                                                        2,455,980
------------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 6.9% (4.6% OF TOTAL INVESTMENTS)
          1,000   Dormitory Authority of the State of New York, FHA-Insured          2/15 at 100.00              A        1,020,750
                     Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                     5.000%, 8/01/23 - FGIC Insured
          2,185   Hudson Yards Infrastructure Corporation, New York, Revenue         2/17 at 100.00              A        1,842,501
                     Bonds, Series 2006A, 4.500%, 2/15/47 - NPFG Insured
          5,000   Long Island Power Authority, New York, Electric System             6/16 at 100.00              A        5,138,050
                     General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 -
                     FGIC Insured
         10,000   Metropolitan Transportation Authority, New York,                  11/12 at 100.00            AAA       11,300,600
                     Transportation Revenue Refunding Bonds, Series 2002F,
                     5.250%, 11/15/27 (Pre-refunded 11/15/12) - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         18,185   Total New York                                                                                         19,301,901
------------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 2.2% (1.5% OF TOTAL INVESTMENTS)
          3,100   North Carolina Medical Care Commission, FHA-Insured Mortgage      10/13 at 100.00            AAA        3,000,397
                     Revenue Bonds, Betsy Johnson Regional Hospital Project,
                     Series 2003, 5.125%, 10/01/32 - FSA Insured
          3,050   Raleigh Durham Airport Authority, North Carolina, Airport          5/15 at 100.00            Aa3        3,162,698
                     Revenue Bonds, Series 2005A, 5.000%, 5/01/22 - AMBAC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
          6,150   Total North Carolina                                                                                    6,163,095
------------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 1.5% (1.0% OF TOTAL INVESTMENTS)
          4,605   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien,         12/16 at 100.00             A2        4,166,558
                     Series 2006, 4.250%, 12/01/32 - AMBAC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 57

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 1.5% (1.0% OF TOTAL INVESTMENTS)
$         3,500   Oklahoma Capitol Improvement Authority, State Facilities           7/15 at 100.00             AA   $    3,605,910
                     Revenue Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC
                     Insured
            455   Oklahoma Housing Finance Agency, GNMA Collateralized Single          No Opt. Call            AAA          492,232
                     Family Mortgage Revenue Bonds, Series 1987A, 7.997%,
                     8/01/18 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          3,955   Total Oklahoma                                                                                          4,098,142
------------------------------------------------------------------------------------------------------------------------------------
                  OREGON - 4.2% (2.7% OF TOTAL INVESTMENTS)
                  Oregon Health Sciences University, Revenue Bonds, Series
                  2002A:
          5,000      5.000%, 7/01/26 - NPFG Insured                                  1/13 at 100.00              A        4,960,600
          7,000      5.000%, 7/01/32 - NPFG Insured                                  1/13 at 100.00              A        6,635,930
------------------------------------------------------------------------------------------------------------------------------------
         12,000   Total Oregon                                                                                           11,596,530
------------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 3.3% (2.2% OF TOTAL INVESTMENTS)
          1,500   Allegheny County Sanitary Authority, Pennsylvania, Sewerage       12/15 at 100.00              A        1,543,500
                     Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - NPFG
                     Insured
          4,000   Commonwealth Financing Authority, Pennsylvania, State              6/16 at 100.00            AAA        4,175,280
                     Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 -
                     FSA Insured (UB)
          2,680   Pennsylvania Public School Building Authority, Lease Revenue      12/16 at 100.00            AAA        2,479,241
                     Bonds, School District of Philadelphia, Series 2006B,
                     4.500%, 6/01/32 - FSA Insured (UB)
          1,050   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,          6/16 at 100.00            Aa3        1,069,404
                     Series 2006A, 5.000%, 12/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          9,230   Total Pennsylvania                                                                                      9,267,425
------------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 2.3% (1.5% OF TOTAL INVESTMENTS)
          2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,         7/15 at 100.00              A        2,521,300
                     Series 2005RR, 5.000%, 7/01/22 - FGIC Insured
          1,000   Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%,          No Opt. Call           BBB-          994,800
                     8/01/21 - CIFG Insured
          5,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax               No Opt. Call            AA-          725,100
                     Revenue Bonds, Series 2007A, 0.000%, 8/01/42 - FGIC Insured
          2,000   Puerto Rico, Highway Revenue Bonds, Highway and                      No Opt. Call              A        2,115,080
                     Transportation Authority, Series 2003AA, 5.500%, 7/01/17 -
                     NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         10,500   Total Puerto Rico                                                                                       6,356,280
------------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 1.9% (1.3% OF TOTAL INVESTMENTS)
          3,000   Blount County Public Building Authority, Tennessee, Local          6/15 at 100.00            Aa3        3,116,790
                     Government Improvement Loans, Oak Ridge General
                     Obligation, 2005 Series B9A, Variable Rate Demand
                     Obligations, 5.000%, 6/01/24 - AMBAC Insured
          2,055   Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds,       10/14 at 100.00            AAA        2,182,450
                     Series 2004, 5.000%, 10/01/22 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
          5,055   Total Tennessee                                                                                         5,299,240
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 12.9% (8.5% OF TOTAL INVESTMENTS)
         12,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue      11/09 at 100.00             A+       12,500,125
                     Refunding and Improvement Bonds, Series 2001A, 5.500%,
                     11/01/35 - FGIC Insured (Alternative Minimum Tax)
          4,040   Harris County, Texas, Subordinate Lien Unlimited Tax Toll            No Opt. Call            AAA        5,990,472
                     Road Revenue Bonds, Tender Options Bond Trust 3028,
                     13.931%, 8/15/28 - FSA Insured (IF)
                  North Harris County Regional Water Authority, Texas, Senior
                  Water Revenue Bonds, Series 2003:
          4,565      5.250%, 12/15/20 - FGIC Insured                                12/13 at 100.00             A+        4,782,111
          4,800      5.250%, 12/15/21 - FGIC Insured                                12/13 at 100.00             A+        5,007,840
          7,600   San Antonio, Texas, Airport System Improvement Revenue Bonds,      7/11 at 101.00             A+        7,803,072
                     Series 2001, 5.375%, 7/01/16 - FGIC Insured (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         33,505   Total Texas                                                                                            36,083,620
------------------------------------------------------------------------------------------------------------------------------------

58 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 16.9% (11.2% OF TOTAL INVESTMENTS)
$         5,000   Chelan County Public Utility District 1, Washington, Hydro         7/11 at 101.00             AA   $    5,000,800
                     Consolidated System Revenue Bonds, Series 2001B, 5.600%,
                     1/01/36 - NPFG Insured (Alternative Minimum Tax) (UB)
                  King County School District 405, Bellevue, Washington,
                  General Obligation Bonds, Series 2002:
          9,285      5.000%, 12/01/19 - FGIC Insured                                12/12 at 100.00            AA+       10,041,728
         12,785      5.000%, 12/01/20 - FGIC Insured                                12/12 at 100.00            AA+       13,765,865
                  Pierce County School District 343, Dieringer, Washington,
                  General Obligation Refunding Bonds, Series 2003:
          2,755      5.250%, 12/01/18 - FGIC Insured                                 6/13 at 100.00            Aa1        3,027,883
          2,990      5.250%, 12/01/19 - FGIC Insured                                 6/13 at 100.00            Aa1        3,222,114
          4,715   Port of Seattle, Washington, Revenue Bonds, Series 2001B,         10/11 at 100.00            Aa2        4,829,009
                     5.625%, 4/01/17 - FGIC Insured (Alternative Minimum Tax)
                     (UB)
            895   Port of Seattle, Washington, Special Facility Revenue Bonds,       3/10 at 101.00              A          900,039
                     Terminal 18, Series 1999C, 6.000%, 9/01/29 - NPFG Insured
                     (Alternative Minimum Tax)
          1,265   Tacoma, Washington, General Obligation Bonds, Series 2002,        12/12 at 100.00             AA        1,370,487
                     5.000%, 12/01/18 - FGIC Insured
          5,000   Washington, General Obligation Bonds, Series 2001C, 5.250%,        1/11 at 100.00            AAA        5,077,000
                     1/01/26 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         44,690   Total Washington                                                                                       47,234,925
------------------------------------------------------------------------------------------------------------------------------------
$       465,600   Total Investments (cost $413,684,963) - 151.4%                                                        422,940,908
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (9.2)%                                                                    (25,665,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 4.4%                                                                   12,160,706
                  ------------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (46.6)% (5)                                    (130,125,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                      $  279,311,614
                  ==================================================================================================================

      At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.8%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 59

NPX | Nuveen Insured Premium Income Municipal Fund 2
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 3.5% (2.3% OF TOTAL INVESTMENTS)
$         3,750   Huntsville Healthcare Authority, Alabama, Revenue Bonds,           6/15 at 100.00             A2   $    3,758,888
                     Series 2005A, 5.000%, 6/01/24 - NPFG Insured
                  Jefferson County, Alabama, General Obligation Warrants,
                  Series 2004A:
          1,395      5.000%, 4/01/22 - NPFG Insured                                  4/14 at 100.00              A          929,307
          1,040      5.000%, 4/01/23 - NPFG Insured                                  4/14 at 100.00              A          692,567
         11,135   Limestone County Water and Sewer Authority, Alabama, Water         3/17 at 100.00            N/R        9,094,734
                     Revenue Bonds, Series 2007, 4.500%, 12/01/37 - SYNCORA GTY
                     Insured
          2,590   Montgomery Water and Sewerage Board, Alabama, Water and            3/15 at 100.00            AAA        2,705,358
                     Sewerage Revenue Bonds, Series 2005, 5.000%, 3/01/25 - FSA
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         19,910   Total Alabama                                                                                          17,180,854
------------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 2.6% (1.7% OF TOTAL INVESTMENTS)
         12,365   Phoenix Civic Improvement Corporation, Arizona, Junior Lien        7/15 at 100.00            AAA       12,719,998
                     Water System Revenue Bonds, Series 2005, 4.750%, 7/01/27 -
                     NPFG Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
                  ARKANSAS - 2.6% (1.7% OF TOTAL INVESTMENTS)
          5,745   Arkansas Development Finance Authority, State Facility             6/14 at 100.00            AAA        6,105,038
                     Revenue Bonds, Donaghey Plaza Project, Series 2004,
                     5.250%, 6/01/25 - FSA Insured
                  University of Arkansas, Fayetteville, Revenue Bonds, Medical
                  Sciences Campus, Series 2004B:
          2,000      5.000%, 11/01/27 - NPFG Insured                                11/14 at 100.00            Aa3        2,075,180
          2,000      5.000%, 11/01/28 - NPFG Insured                                11/14 at 100.00            Aa3        2,068,780
          2,480   University of Arkansas, Monticello Campus, Revenue Bonds,         12/13 at 100.00            Aa3        2,518,316
                     Series 2005, 5.000%, 12/01/35 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         12,225   Total Arkansas                                                                                         12,767,314
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 23.0% (14.8% OF TOTAL INVESTMENTS)
         22,880   Alameda Corridor Transportation Authority, California, Senior        No Opt. Call              A        5,649,072
                     Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/32 - NPFG
                     Insured
             20   California Department of Water Resources, Water System            12/14 at 100.00            AAA           23,095
                     Revenue Bonds, Central Valley Project, Series 2005AC,
                     5.000%, 12/01/24 (Pre-refunded 12/01/14) - NPFG Insured
          1,980   California Department of Water Resources, Water System            12/14 at 100.00            AAA        2,097,987
                     Revenue Bonds, Central Valley Project, Series 2005AC,
                     5.000%, 12/01/24 - NPFG Insured
          1,300   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00            Aa3        1,303,913
                     Occidental College, Series 2005A, 5.000%, 10/01/33 - NPFG
                     Insured
         31,200   Foothill/Eastern Transportation Corridor Agency, California,        1/10 at 24.23              A        6,181,968
                     Toll Road Revenue Refunding Bonds, Series 1999, 0.000%,
                     1/15/34 - NPFG Insured
          1,735   Fullerton Public Financing Authority, California, Tax              9/15 at 100.00             A-        1,637,077
                     Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 -
                     AMBAC Insured
          7,000   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00             A-        6,223,630
                     Tobacco Settlement Asset-Backed Revenue Bonds, Series
                     2005A, 5.000%, 6/01/35 - FGIC Insured
          1,870   Kern Community College District, California, General                 No Opt. Call            AAA          969,726
                     Obligation Bonds, Series 2006, 0.000%, 11/01/23 - FSA
                     Insured
          6,520   Los Angeles Unified School District, California, General           7/15 at 100.00            AA-        6,840,719
                     Obligation Bonds, Series 2005E, 5.000%, 7/01/22 - AMBAC
                     Insured
          4,000   Los Angeles Unified School District, California, General           7/16 at 100.00            AA-        4,177,120
                     Obligation Bonds, Series 2006F, 5.000%, 7/01/24 - FGIC
                     Insured
         15,000   Orange County Sanitation District, California, Certificates        8/13 at 100.00            AAA       17,148,150
                     of Participation, Series 2003, 5.250%, 2/01/30
                     (Pre-refunded 8/01/13) - FGIC Insured
          1,750   Orange County Water District, California, Revenue                  8/13 at 100.00            AAA        1,892,433
                     Certificates of Participation, Series 2003B, 5.000%,
                     8/15/34 - NPFG Insured (ETM)
          8,250   Orange County Water District, California, Revenue                  8/13 at 100.00            AAA        8,306,018
                     Certificates of Participation, Series 2003B, 5.000%,
                     8/15/34 - NPFG Insured
          1,435   Pasadena Area Community College District, Los Angeles County,      6/13 at 100.00        AA+ (4)        1,619,627
                     California, General Obligation Bonds, Series 2003A,
                     5.000%, 6/01/22 (Pre-refunded 6/01/13) - FGIC Insured

60 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)
$        12,265   Sacramento City Financing Authority, California, Capital          12/09 at 102.00        N/R (4)   $   12,568,068
                     Improvement Revenue Bonds, Solid Waste and Redevelopment
                     Projects, Series 1999, 5.800%, 12/01/19 (Pre-refunded
                     12/01/09) - AMBAC Insured
            735   Sacramento City Financing Authority, California, Capital          12/09 at 102.00            N/R          748,847
                     Improvement Revenue Bonds, Solid Waste and Redevelopment
                     Projects, Series 1999, 5.800%, 12/01/19 - AMBAC Insured
                  San Diego County, California, Certificates of Participation,
                  Edgemoor Facility Project and Regional System, Series 2005:
          1,675      5.000%, 2/01/24 - AMBAC Insured                                 2/15 at 100.00            AA+        1,732,520
            720      5.000%, 2/01/25 - AMBAC Insured                                 2/15 at 100.00            AA+          742,399
                  San Joaquin Hills Transportation Corridor Agency, Orange
                  County, California, Toll Road Revenue Refunding Bonds,
                  Series 1997A:
          3,825      0.000%, 1/15/32 - NPFG Insured                                    No Opt. Call              A          750,389
         26,900      0.000%, 1/15/34 - NPFG Insured                                    No Opt. Call              A        4,519,200
          2,000   San Jose Redevelopment Agency, California, Tax Allocation          8/14 at 100.00              A        2,052,120
                     Bonds, Merged Area Redevelopment Project, Series 2004A,
                     5.250%, 8/01/19 - NPFG Insured
          7,845   San Jose Redevelopment Agency, California, Tax Allocation          8/17 at 100.00              A        6,241,404
                     Bonds, Merged Area Redevelopment Project, Series 2006C,
                     4.250%, 8/01/30 - NPFG Insured
          5,000   Torrance, California, Certificates of Participation, Series          No Opt. Call             AA        5,096,150
                     2005B, 5.000%, 6/01/24 - AMBAC Insured
         12,500   University of California, Revenue Bonds, Multi-Purpose             5/13 at 100.00            Aa1       12,675,750
                     Projects, Series 2003A, 5.000%, 5/15/33 - AMBAC Insured
                     (UB)
------------------------------------------------------------------------------------------------------------------------------------
        178,405   Total California                                                                                      111,197,382
------------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 9.5% (6.1% OF TOTAL INVESTMENTS)
          1,940   Colorado Educational and Cultural Facilities Authority,            6/13 at 100.00              A        1,950,592
                     Charter School Revenue Bonds, Adams School District 12 -
                     Pinnacle School, Series 2003, 5.250%, 6/01/23 - SYNCORA
                     GTY Insured
          3,405   Colorado Educational and Cultural Facilities Authority,           12/13 at 100.00              A        3,425,975
                     Revenue Bonds, Classical Academy Charter School, Series
                     2003, 5.250%, 12/01/23 - SYNCORA GTY Insured
         16,595   Denver Convention Center Hotel Authority, Colorado, Senior        12/13 at 100.00        N/R (4)       18,615,773
                     Revenue Bonds, Convention Center Hotel, Series 2003A,
                     5.000%, 12/01/33 (Pre-refunded 12/01/13) - SYNCORA GTY
                     Insured
          5,725   Denver School District 1, Colorado, General Obligation Bonds,     12/13 at 100.00            AAA        6,303,968
                     Series 2004, 5.000%, 12/01/18 - FSA Insured
         12,000   E-470 Public Highway Authority, Colorado, Senior Revenue             No Opt. Call              A        2,955,120
                     Bonds, Series 2000B, 0.000%, 9/01/30 - NPFG Insured
          1,325   El Paso County, Colorado, Certificates of Participation,          12/12 at 100.00            AA-        1,346,505
                     Detention Facility Project, Series 2002B, 5.000%, 12/01/27
                     - AMBAC Insured
                  Jefferson County School District R1, Colorado, General
                  Obligation Bonds, Series 2004:
          2,500      5.000%, 12/15/22 - FSA Insured (UB)                            12/14 at 100.00            AAA        2,682,825
          5,125      5.000%, 12/15/23 - FSA Insured (UB)                            12/14 at 100.00            AAA        5,408,720
          2,000      5.000%, 12/15/24 - FSA Insured (UB)                            12/14 at 100.00            AAA        2,087,040
          1,000   University of Colorado, Enterprise System Revenue Bonds,           6/15 at 100.00            AA-        1,026,900
                     Series 2005, 5.000%, 6/01/30 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         51,615   Total Colorado                                                                                         45,803,418
------------------------------------------------------------------------------------------------------------------------------------
                  DISTRICT OF COLUMBIA - 0.2% (0.1% OF TOTAL INVESTMENTS)
          1,065   Washington Convention Center Authority, District of Columbia,     10/16 at 100.00            AAA          988,735
                     Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                     Residuals 1606, 11.582%, 10/01/30 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 0.9% (0.6% OF TOTAL INVESTMENTS)
          4,000   Florida State Board of Education, Full Faith and Credit            6/13 at 101.00            AAA        4,242,040
                     Public Education Capital Outlay Bonds, Series 2003J,
                     5.000%, 6/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 3.8% (2.4% OF TOTAL INVESTMENTS)
          4,000   Cobb County Development Authority, Georgia, Parking Revenue        7/14 at 100.00             A1        4,117,960
                     Bonds, Kennesaw State University, Series 2004, 5.000%,
                     7/15/24 - NPFG Insured
          1,475   Columbus, Georgia, Water and Sewerage Revenue Bonds, Series        5/14 at 100.00            AA-        1,545,136
                     2005, 5.000%, 5/01/23 - NPFG Insured

                                                           Nuveen Investments 61

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA (continued)
                  Municipal Electric Authority of Georgia, Combustion Turbine
                  Revenue Bonds, Series 2003A:
$         1,775      5.000%, 11/01/21 - NPFG Insured                                11/13 at 100.00             A1  $     1,835,545
          2,580      5.000%, 11/01/22 - NPFG Insured                                11/13 at 100.00             A1        2,658,200
          4,500   South Fulton Municipal Regional Water and Sewerage Authority,      1/13 at 100.00        N/R (4)        5,007,104
                     Georgia, Water and Sewerage Revenue Bonds, Series 2003,
                     5.000%, 1/01/33 (Pre-refunded 1/01/13) - NPFG Insured
          3,000   Valdosta and Lowndes County Hospital Authority, Georgia,          10/12 at 101.00             A+        3,043,350
                     Revenue Certificates, South Georgia Medical Center, Series
                     2002, 5.200%, 10/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         17,330   Total Georgia                                                                                          18,207,295
------------------------------------------------------------------------------------------------------------------------------------
                  HAWAII - 8.0% (5.2% OF TOTAL INVESTMENTS)
          2,375   Hawaii County, Hawaii, General Obligation Bonds, Series            7/13 at 100.00            AAA        2,571,674
                     2003A, 5.000%, 7/15/19 - FSA Insured
         20,000   Hawaii Department of Budget and Finance, Special Purpose           7/10 at 101.00           Baa1       20,130,800
                     Revenue Refunding Bonds, Hawaiian Electric Company Inc.,
                     Series 2000, 5.700%, 7/01/20 - AMBAC Insured (Alternative
                     Minimum Tax)
                  Hawaii Department of Transportation, Airport System Revenue
                  Refunding Bonds, Series 2000B:
          6,105      6.100%, 7/01/16 - FGIC Insured (Alternative Minimum Tax)        7/10 at 101.00              A        6,231,922
          9,500      6.625%, 7/01/17 - FGIC Insured (Alternative Minimum Tax)        7/10 at 101.00              A        9,716,600
------------------------------------------------------------------------------------------------------------------------------------
         37,980   Total Hawaii                                                                                           38,650,996
------------------------------------------------------------------------------------------------------------------------------------
                  IDAHO - 0.1% (0.0% OF TOTAL INVESTMENTS)
            255   Idaho Housing and Finance Association, Single Family Mortgage      1/10 at 100.00            Aaa          259,133
                     Bonds, Series 1998E, 5.450%, 7/01/18 - AMBAC Insured
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 3.2% (2.1% OF TOTAL INVESTMENTS)
          1,015   Chicago Park District, Illinois, Limited Tax General               7/11 at 100.00             AA        1,068,633
                     Obligation Park Bonds, Series 2001C, 5.500%, 1/01/18 -
                     FGIC Insured
                  Illinois Health Facilities Authority, Revenue Bonds, Lutheran
                  General Health System, Series 1993A:
          1,890      6.125%, 4/01/12 - FSA Insured (ETM)                               No Opt. Call            AAA        2,016,252
          5,000      6.250%, 4/01/18 - FSA Insured (ETM)                               No Opt. Call            AAA        6,029,050
          1,950   Illinois Health Facilities Authority, Revenue Refunding              No Opt. Call        AA- (4)        2,351,934
                     Bonds, SSM Healthcare System, Series 1992AA, 6.550%,
                     6/01/14 - MBIA Insured (ETM)
          4,000   Illinois Municipal Electric Agency, Power Supply System            2/17 at 100.00             A+        4,021,440
                     Revenue Bonds, Series 2007A, 5.000%, 2/01/35 - FGIC Insured
            130   Peoria, Moline and Freeport, Illinois, GNMA Collateralized         4/10 at 101.00            AA+          132,235
                     Single Family Mortgage Revenue Bonds, Series 1995A,
                     7.600%, 4/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         13,985   Total Illinois                                                                                         15,619,544
------------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 4.5% (2.9% OF TOTAL INVESTMENTS)
                  Hamilton County Public Building Corporation, Indiana, First
                  Mortgage Bonds, Series 2004:
          2,105      5.000%, 8/01/23 - FSA Insured                                   8/14 at 100.00            AAA        2,210,313
          2,215      5.000%, 8/01/24 - FSA Insured                                   8/14 at 100.00            AAA        2,319,436
         10,000   Indiana Finance Authority, Revenue and Refunding Bonds,           12/19 at 100.00             AA        9,766,400
                     Trinity Health Credit Group, Series 2009A, 5.250%,
                     12/01/38 (WI/DD, Settling 11/13/09)
          3,730   Indiana Municipal Power Agency, Power Supply Revenue Bonds,        1/17 at 100.00             A+        3,706,091
                     Series 2007A, 5.000%, 1/01/42 - NPFG Insured
          3,500   Indianapolis Local Public Improvement Bond Bank, Indiana,          1/19 at 100.00            AAA        3,752,210
                     Waterworks Project Series 2009A, 5.500%, 1/01/38 - AGC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         21,550   Total Indiana                                                                                          21,754,450
------------------------------------------------------------------------------------------------------------------------------------
                  KANSAS - 0.3% (0.2% OF TOTAL INVESTMENTS)
          1,250   Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2,          9/14 at 101.00            AAA        1,322,925
                     5.000%, 9/01/27 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
                  KENTUCKY - 1.0% (0.7% OF TOTAL INVESTMENTS)
          6,010   Kentucky Economic Development Finance Authority, Health              No Opt. Call              A        1,768,983
                     System Revenue Bonds, Norton Healthcare Inc., Series
                     2000B, 0.000%, 10/01/28 - NPFG Insured
          3,065   Kentucky Turnpike Authority, Economic Development Road             7/15 at 100.00            AA+        3,216,564
                     Revenue Bonds, Revitalization Project, Series 2005B,
                     5.000%, 7/01/25 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          9,075   Total Kentucky                                                                                          4,985,547
------------------------------------------------------------------------------------------------------------------------------------

62 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 5.1% (3.3% OF TOTAL INVESTMENTS)
$         3,940   Louisiana Public Facilities Authority, Revenue Bonds, Baton        7/14 at 100.00              A   $    4,006,507
                     Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
                     NPFG Insured
                  Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series
                  2005A:
          1,010      5.000%, 5/01/25 - FGIC Insured                                  5/15 at 100.00             AA        1,038,684
          2,210      5.000%, 5/01/26 - FGIC Insured                                  5/15 at 100.00             AA        2,269,825
          2,500      5.000%, 5/01/27 - FGIC Insured                                  5/15 at 100.00             AA        2,575,075
                  Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series
                  2006A:
          1,320      4.750%, 5/01/39 - FSA Insured (UB)                              5/16 at 100.00            AAA        1,297,362
         14,265      4.500%, 5/01/41 - FGIC Insured (UB)                             5/16 at 100.00             AA       13,375,578
------------------------------------------------------------------------------------------------------------------------------------
         25,245   Total Louisiana                                                                                        24,563,031
------------------------------------------------------------------------------------------------------------------------------------
                  MARYLAND - 0.8% (0.6% OF TOTAL INVESTMENTS)
          1,865   Baltimore, Maryland, Senior Lien Convention Center Hotel           9/16 at 100.00           Baa3        1,686,725
                     Revenue Bonds, Series 2006A, 5.250%, 9/01/26 - SYNCORA GTY
                     Insured
          2,580   Maryland Health and Higher Educational Facilities Authority,       7/16 at 100.00              A        2,438,203
                     Revenue Bonds, Western Maryland Health, Series 2006A,
                     4.750%, 7/01/36 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
          4,445   Total Maryland                                                                                          4,124,928
------------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 2.8% (1.8% OF TOTAL INVESTMENTS)
          3,000   Massachusetts Development Finance Authority, Revenue Bonds,          No Opt. Call            N/R        3,266,160
                     WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42
                     - AMBAC Insured
            290   Massachusetts Port Authority, Special Facilities Revenue           1/11 at 101.00            N/R          195,135
                     Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27
                     - AMBAC Insured (Alternative Minimum Tax)
          3,335   Massachusetts School Building Authority, Dedicated Sales Tax       8/17 at 100.00            AAA        3,736,567
                     Revenue Bonds, Tender Option Bond Trust 3091, 13.212%,
                     8/15/37 - AMBAC Insured (IF)
                  Massachusetts, Special Obligation Dedicated Tax Revenue
                  Bonds, Series 2004:
          3,650      5.250%, 1/01/22 (Pre-refunded 1/01/14) - FGIC Insured           1/14 at 100.00          A (4)        4,116,726
          2,000      5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC Insured           1/14 at 100.00          A (4)        2,255,740
------------------------------------------------------------------------------------------------------------------------------------
         12,275   Total Massachusetts                                                                                    13,570,328
------------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 0.6% (0.4% OF TOTAL INVESTMENTS)
          3,170   Michigan Housing Development Authority, Rental Housing             4/10 at 100.00             AA        3,174,501
                     Revenue Bonds, Series 1997A, 6.000%, 4/01/16 - AMBAC
                     Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 0.2% (0.1% OF TOTAL INVESTMENTS)
            795   Minnesota Housing Finance Agency, Rental Housing Bonds,            2/10 at 100.00            AA+          798,403
                     Series 1995D, 5.950%, 2/01/18 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 0.5% (0.3% OF TOTAL INVESTMENTS)
          1,000   Jackson County Reorganized School District R-7, Lees Summit,       3/16 at 100.00            Aa2        1,069,180
                     Missouri, General Obligation Bonds, Series 2006, 5.250%,
                     3/01/25 - NPFG Insured
            450   Missouri Housing Development Commission, Multifamily Housing      12/09 at 100.00            AAA          450,549
                     Revenue Bonds, Brookstone Village Apartments, Series
                     1996A, 6.000%, 12/01/16 - FSA Insured (Alternative Minimum
                     Tax)
            750   Missouri Western State College, Auxiliary System Revenue          10/13 at 100.00              A          753,413
                     Bonds, Series 2003, 5.000%, 10/01/33 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
          2,200   Total Missouri                                                                                          2,273,142
------------------------------------------------------------------------------------------------------------------------------------
                  NEBRASKA - 2.9% (1.9% OF TOTAL INVESTMENTS)
          1,000   Nebraska Public Power District, General Revenue Bonds, Series      1/15 at 100.00            AAA        1,032,080
                     2005A, 5.000%, 1/01/25 - FSA Insured
         11,520   Nebraska Public Power District, Power Supply System Revenue        1/16 at 100.00             A1       11,662,502
                     Bonds, Series 2006A, 5.000%, 1/01/41 - FGIC Insured
            865   Omaha Public Power District, Nebraska, Separate Electric           2/17 at 100.00            AAA        1,314,791
                     System Revenue Bonds, Nebraska City 2, Series 2006A, Trust
                     11673, 19.714%, 2/01/49 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
         13,385   Total Nebraska                                                                                         14,009,373
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 63

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 2.0% (1.3% OF TOTAL INVESTMENTS)
$         5,000   Clark County, Nevada, Industrial Development Revenue Bonds,        7/10 at 102.00           Baa3   $    4,945,150
                     Southwest Gas Corporation, Series 2000C, 5.950%, 12/01/38
                     - AMBAC Insured (Alternative Minimum Tax)
          3,280   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,      7/14 at 100.00            Aa3        3,387,584
                     Series 2004A-2, 5.125%, 7/01/24 - FGIC Insured
                  Director of Nevada State Department of Business and Industry,
                  Revenue Bonds, Las Vegas Monorail Project, First Tier,
                  Series 2000:
          5,055      0.000%, 1/01/27 - AMBAC Insured                                   No Opt. Call           Caa2          327,261
          5,500      5.625%, 1/01/32 - AMBAC Insured                                 1/10 at 102.00           Caa2        1,127,555
------------------------------------------------------------------------------------------------------------------------------------
         18,835   Total Nevada                                                                                            9,787,550
------------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 4.6% (3.0% OF TOTAL INVESTMENTS)
                  Essex County Improvement Authority, New Jersey, Guaranteed
                  Revenue Bonds, Project Consolidation, Series 2004:
          1,275      5.125%, 10/01/21 - NPFG Insured                                10/14 at 100.00             A1        1,339,426
          2,250      5.125%, 10/01/22 - NPFG Insured                                10/14 at 100.00             A1        2,353,253
          1,560   Mount Olive Township Board of Education, Morris County, New        1/15 at 100.00            Aa2        1,637,688
                     Jersey, General Obligation Bonds, Series 2004, 5.000%,
                     1/15/22 - NPFG Insured
                  New Jersey Economic Development Authority, Revenue Bonds,
                  Motor Vehicle Surcharge, Series 2004A:
          1,475      5.000%, 7/01/22 - NPFG Insured                                  7/14 at 100.00              A        1,510,031
          1,475      5.000%, 7/01/23 - NPFG Insured                                  7/14 at 100.00              A        1,508,778
          3,075   New Jersey Transit Corporation, Certificates of Participation        No Opt. Call            AAA        3,494,369
                     Refunding, Series 2003, 5.500%, 10/01/15 - FSA Insured
                  New Jersey Transportation Trust Fund Authority,
                  Transportation System Bonds, Series 2006C:
         25,000      0.000%, 12/15/35 - AMBAC Insured                                  No Opt. Call            AA-        4,927,500
         10,000      0.000%, 12/15/36 - AMBAC Insured                                  No Opt. Call            AA-        1,847,400
          3,315   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,        1/15 at 100.00            AAA        3,490,397
                     5.000%, 1/01/25 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
         49,425   Total New Jersey                                                                                       22,108,842
------------------------------------------------------------------------------------------------------------------------------------
                  NEW MEXICO - 0.9% (0.6% OF TOTAL INVESTMENTS)
                  New Mexico Finance Authority, Public Project Revolving Fund
                  Revenue Bonds, Series 2004C:
          1,415      5.000%, 6/01/22 - AMBAC Insured                                 6/14 at 100.00            AA+        1,478,222
          1,050      5.000%, 6/01/24 - AMBAC Insured                                 6/14 at 100.00            AA+        1,089,197
          2,000   New Mexico Finance Authority, Public Project Revolving Fund        6/15 at 100.00            Aa3        2,070,200
                     Revenue Bonds, Series 2005E, 5.000%, 6/15/25 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
          4,465   Total New Mexico                                                                                        4,637,619
------------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 9.4% (6.1% OF TOTAL INVESTMENTS)
          1,120   Dormitory Authority of the State of New York, FHA-Insured          2/15 at 100.00              A        1,143,240
                     Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                     5.000%, 8/01/23 - FGIC Insured
          1,000   Dormitory Authority of the State of New York, State Personal       3/15 at 100.00            AAA        1,050,160
                     Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                     AMBAC Insured
          4,055   Hudson Yards Infrastructure Corporation, New York, Revenue         2/17 at 100.00              A        3,419,379
                     Bonds, Series 2006A, 4.500%, 2/15/47 - NPFG Insured
                  Long Island Power Authority, New York, Electric System
                  General Revenue Bonds, Series 2006A:
         10,675      5.000%, 12/01/23 - FGIC Insured                                 6/16 at 100.00              A       11,062,076
          5,000      5.000%, 12/01/25 - FGIC Insured                                 6/16 at 100.00              A        5,138,050
          2,700   Long Island Power Authority, New York, Electric System            11/16 at 100.00              A        2,440,557
                     Revenue Bonds, Series 2006F, 4.250%, 5/01/33 - NPFG Insured
          1,755   Nassau County, New York, General Obligation Improvement            3/10 at 100.00            AAA        1,787,590
                     Bonds, Series 2000E, 6.000%, 3/01/16 (Pre-refunded
                     3/01/10) - FSA Insured
          5,000   New York City, New York, General Obligation Bonds, Fiscal         11/14 at 100.00            AAA        5,249,400
                     Series 2004E, 5.000%, 11/01/21 - FSA Insured
          1,540   New York Convention Center Development Corporation, Hotel         11/15 at 100.00            AAA        1,684,883
                     Unit Fee Revenue Bonds, Series 2005, Trust 2364, 16.993%,
                     11/15/44 - AMBAC Insured (IF)
          8,495   New York State Housing Finance Agency, Mortgage Revenue           11/09 at 100.00            AAA        8,504,769
                     Refunding Bonds, Housing Project, Series 1996A, 6.125%,
                     11/01/20 - FSA Insured
          3,770   New York State Thruway Authority, General Revenue Bonds,           7/15 at 100.00            AAA        3,937,954
                     Series 2005G, 5.000%, 1/01/25 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         45,110   Total New York                                                                                         45,418,058
------------------------------------------------------------------------------------------------------------------------------------

64 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 1.9% (1.2% OF TOTAL INVESTMENTS)
$         1,250   Appalachian State University, North Carolina, Revenue Bonds,       7/15 at 100.00             A1   $    1,271,000
                     Series 2005, 5.000%, 7/15/30 - NPFG Insured
                  Mooresville, North Carolina, Enterprise System Revenue Bonds,
                  Series 2004:
          2,225      5.000%, 5/01/23 - FGIC Insured                                  5/14 at 100.00              A        2,294,576
          2,335      5.000%, 5/01/24 - FGIC Insured                                  5/14 at 100.00              A        2,401,267
          2,900   Raleigh Durham Airport Authority, North Carolina, Airport          5/15 at 100.00            Aa3        3,029,891
                     Revenue Bonds, Series 2005A, 5.000%, 5/01/21 - AMBAC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
          8,710   Total North Carolina                                                                                    8,996,734
------------------------------------------------------------------------------------------------------------------------------------
                  NORTH DAKOTA - 3.9% (2.5% OF TOTAL INVESTMENTS)
         10,715   Fargo, North Dakota, Health System Revenue Bonds, MeritCare        6/10 at 101.00            AAA       10,888,690
                     Obligated Group, Series 2000A, 5.600%, 6/01/21 - FSA
                     Insured
          8,000   North Dakota, Student Loan Trust Revenue Bonds, Series 2000B,     12/10 at 100.00            Aaa        8,033,680
                     5.850%, 12/01/25 - AMBAC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         18,715   Total North Dakota                                                                                     18,922,370
------------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 1.6% (1.0% OF TOTAL INVESTMENTS)
          7,825   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien,         12/16 at 100.00             A2        7,079,982
                     Series 2006, 4.250%, 12/01/32 - AMBAC Insured
            700   Shaker Heights, Ohio, General Obligation Bonds, Series 2003,      12/13 at 100.00            AA+          744,051
                     5.250%, 12/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          8,525   Total Ohio                                                                                              7,824,033
------------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 0.3% (0.2% OF TOTAL INVESTMENTS)
          1,500   Oklahoma Capitol Improvement Authority, State Facilities           7/15 at 100.00             AA        1,545,390
                     Revenue Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
                  OREGON - 3.3% (2.1% OF TOTAL INVESTMENTS)
          1,520   Portland Housing Authority, Oregon, Multifamily Housing            7/10 at 100.00           Baa1        1,527,266
                     Revenue Bonds, Lovejoy Station Apartments, Series 2000,
                     6.000%, 7/01/33 - NPFG Insured (Alternative Minimum Tax)
                  Portland, Oregon, Airport Way Urban Renewal and Redevelopment
                  Bonds, Series 2000A:
          4,405      5.700%, 6/15/17 (Pre-refunded 6/15/10) - AMBAC Insured          6/10 at 101.00        Aa3 (4)        4,597,631
          3,665      5.750%, 6/15/18 (Pre-refunded 6/15/10) - AMBAC Insured          6/10 at 101.00        Aa3 (4)        3,826,407
          4,265      5.750%, 6/15/19 (Pre-refunded 6/15/10) - AMBAC Insured          6/10 at 101.00        Aa3 (4)        4,452,831
          1,375      5.750%, 6/15/20 (Pre-refunded 6/15/10) - AMBAC Insured          6/10 at 101.00        Aa3 (4)        1,435,555
------------------------------------------------------------------------------------------------------------------------------------
         15,230   Total Oregon                                                                                           15,839,690
------------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 10.6% (6.9% OF TOTAL INVESTMENTS)
         12,620   Allegheny County Hospital Development Authority,                  11/10 at 102.00            AAA       13,676,294
                     Pennsylvania, Insured Revenue Bonds, West Penn Allegheny
                     Health System, Series 2000A, 6.500%, 11/15/30
                     (Pre-refunded 11/15/10) - NPFG Insured
          2,000   Allegheny County Sanitary Authority, Pennsylvania, Sewerage       12/15 at 100.00              A        2,058,000
                     Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - NPFG
                     Insured
          4,235   Delaware County Authority, Pennsylvania, Revenue Bonds,            8/16 at 100.00             A1        4,359,340
                     Villanova University, Series 2006, 5.000%, 8/01/24 - AMBAC
                     Insured
          5,315   Pennsylvania Higher Educational Facilities Authority, Revenue      5/15 at 100.00             A+        5,419,918
                     Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 -
                     NPFG Insured
          4,585   Pennsylvania Public School Building Authority, Lease Revenue      12/16 at 100.00            AAA        4,241,538
                     Bonds, School District of Philadelphia, Series 2006B,
                     4.500%, 6/01/32 - FSA Insured (UB)
          1,050   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,          6/16 at 100.00            Aa3        1,069,404
                     Series 2006A, 5.000%, 12/01/26 - AMBAC Insured
                  Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General
                  Ordinance, Fifth Series 2004A-1:
          5,235      5.000%, 9/01/24 - FSA Insured                                   9/14 at 100.00            AAA        5,393,149
          3,000      5.000%, 9/01/25 - FSA Insured                                   9/14 at 100.00            AAA        3,080,100
          2,360   Philadelphia, Pennsylvania, Water and Wastewater Revenue           1/10 at 100.00            AAA        2,433,632
                     Bonds, Series 1997A, 5.125%, 8/01/27 - AMBAC Insured (ETM)
          3,785   Reading School District, Berks County, Pennsylvania, General       1/16 at 100.00            AAA        3,967,702
                     Obligation Bonds, Series 2005, 5.000%, 1/15/25 - FSA
                     Insured (UB)

                                                           Nuveen Investments 65

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA (continued)
$         1,455   Solebury Township, Pennsylvania, General Obligation Bonds,         6/15 at 100.00            Aa3   $    1,523,851
                     Series 2005, 5.000%, 12/15/25 - AMBAC Insured
          3,650   State Public School Building Authority, Pennsylvania, Lease        6/13 at 100.00            AAA        4,108,659
                     Revenue Bonds, Philadelphia School District, Series 2003,
                     5.000%, 6/01/29 (Pre-refunded 6/01/13) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         49,290   Total Pennsylvania                                                                                     51,331,587
------------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 0.5% (0.3% OF TOTAL INVESTMENTS)
          2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,         7/15 at 100.00              A        2,521,300
                     Series 2005RR, 5.000%, 7/01/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 0.4% (0.3% OF TOTAL INVESTMENTS)
          1,955   Greenville County School District, South Carolina,                12/16 at 100.00            AAA        2,038,967
                     Installment Purchase Revenue Bonds, Series 2006, 5.000%,
                     12/01/28 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 18.5% (12.0% OF TOTAL INVESTMENTS)
                  Brazos River Authority, Texas, Revenue Refunding Bonds,
                  Houston Industries Inc., Series 1998C:
         10,000      5.125%, 5/01/19 - AMBAC Insured                                11/09 at 101.00           BBB+       10,012,000
          9,000      5.125%, 11/01/20 - AMBAC Insured                               11/09 at 101.00           BBB+        8,960,310
                  Corpus Christi, Texas, Utility System Revenue Bonds, Series
                  2004:
          3,475      5.000%, 7/15/22 - FSA Insured (UB)                              7/14 at 100.00            AAA        3,642,043
          3,645      5.000%, 7/15/23 - FSA Insured (UB)                              7/14 at 100.00            AAA        3,803,630
         10,000   Dallas, Texas, Waterworks and Sewer System Revenue Bonds,         10/17 at 100.00            AAA        9,439,300
                     Series 2007, 4.375%, 10/01/32 - AMBAC Insured (UB)
         12,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue      11/09 at 100.00             A+       12,500,125
                     Refunding and Improvement Bonds, Series 2001A, 5.500%,
                     11/01/35 - FGIC Insured (Alternative Minimum Tax)
          5,000   Harris County Hospital District, Texas, Revenue Bonds, Series      2/17 at 100.00             A1        4,682,350
                     2007A, 5.250%, 2/15/42 - NPFG Insured
          4,485   Lower Colorado River Authority, Texas, Contract Revenue            5/12 at 100.00            AAA        4,603,628
                     Refunding Bonds, Transmission Services  Corporation,
                     Series 2003B, 5.000%, 5/15/21 - FSA Insured
         10,000   Lower Colorado River Authority, Texas, Contract Revenue            5/13 at 100.00              A       10,012,600
                     Refunding Bonds, Transmission Services  Corporation,
                     Series 2003C, 5.000%, 5/15/33 - AMBAC Insured
          4,151   Panhandle Regional Housing Finance Corporation, Texas, GNMA        7/12 at 105.00            Aaa        4,341,904
                     Collateralized Multifamily Housing Mortgage Revenue Bonds,
                     Renaissance of Amarillo Apartments, Series 2001A, 6.650%,
                     7/20/42
                  Tarrant County Health Facilities Development Corporation,
                  Texas, Hospital Revenue Bonds, Cook Children's Healthcare
                  System, Series 2000A:
          6,725      5.750%, 12/01/17 (Pre-refunded 12/01/10) - FSA Insured         12/10 at 101.00            AAA        7,165,219
          1,170      5.750%, 12/01/24 (Pre-refunded 12/01/10) - FSA Insured         12/10 at 101.00            AAA        1,246,588
          6,330      5.750%, 12/01/24 (Pre-refunded 12/01/10) - FSA Insured         12/10 at 101.00            AAA        6,744,362
          2,300   Texas State University System, Financing Revenue Refunding         3/12 at 100.00            AAA        2,463,323
                     Bonds, Series 2002, 5.000%, 3/15/18 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         88,781   Total Texas                                                                                            89,617,382
------------------------------------------------------------------------------------------------------------------------------------
                  UTAH - 2.4% (1.5% OF TOTAL INVESTMENTS)
          8,600   Intermountain Power Agency, Utah, Power Supply Revenue             7/13 at 100.00            AAA        9,305,114
                     Refunding Bonds, Series 2003A, 5.000%, 7/01/18 - FSA
                     Insured (UB)
          2,385   Mountain Regional Water Special Service District, Utah, Water     12/13 at 100.00             A+        2,199,686
                     Revenue Bonds, Series 2003, 5.000%, 12/15/33 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         10,985   Total Utah                                                                                             11,504,800
------------------------------------------------------------------------------------------------------------------------------------
                  VERMONT - 0.3% (0.2% OF TOTAL INVESTMENTS)
          1,320   Vermont Educational and Health Buildings Financing Agency,        12/10 at 101.00           Baa1        1,325,042
                     Revenue Bonds, Fletcher Allen Health Care Inc., Series
                     2000A, 6.000%, 12/01/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  VIRGINIA - 2.7% (1.7% OF TOTAL INVESTMENTS)
                  Greater Richmond Convention Center Authority, Virginia, Hotel
                  Tax Revenue Bonds, Series 2005:
          5,880      5.000%, 6/15/20 - NPFG Insured                                  6/15 at 100.00              A        6,109,614
          5,000      5.000%, 6/15/22 - NPFG Insured                                  6/15 at 100.00              A        5,141,050
                  Loudoun County Industrial Development Authority, Virginia,
                  Lease Revenue Bonds, Public Safety Facilities, Series
                  2003A:
          1,150      5.250%, 12/15/22 - FSA Insured                                  6/14 at 100.00            AAA        1,249,372
            500      5.250%, 12/15/23 - FSA Insured                                  6/14 at 100.00            AAA          541,175
------------------------------------------------------------------------------------------------------------------------------------
         12,530   Total Virginia                                                                                         13,041,211
------------------------------------------------------------------------------------------------------------------------------------

66 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 7.5% (4.8% OF TOTAL INVESTMENTS)
$        10,000   Chelan County Public Utility District 1, Washington, Hydro         7/11 at 101.00             AA   $   10,001,600
                     Consolidated System Revenue Bonds, Series 2001B, 5.600%,
                     1/01/36 - NPFG Insured (Alternative Minimum Tax)
          1,370   Clark County School District 101, La Center, Washington,          12/12 at 100.00            Aa1        1,442,542
                     General Obligation Bonds, Series 2002, 5.000%, 12/01/22 -
                     FSA Insured
          5,230   Douglas County Public Utility District 1, Washington,              3/10 at 102.00             AA        5,294,068
                     Revenue Bonds, Wells Hydroelectric, Series 1999A, 6.125%,
                     9/01/29 - NPFG Insured (Alternative Minimum Tax)
          1,545   Tacoma, Washington, General Obligation Bonds, Series 2004,        12/14 at 100.00             AA        1,654,077
                     5.000%, 12/01/19 - NPFG Insured
          3,950   Washington State Healthcare Facilities Authority, Revenue         11/09 at 100.50             A2        3,933,173
                     Bonds, Swedish Health Services, Series 1998, 5.125%,
                     11/15/22 - AMBAC Insured
          6,200   Washington State, General Obligation Purpose Bonds, Series         7/12 at 100.00            AA+        6,684,344
                     2003A, 5.000%, 7/01/20 - FGIC Insured
         10,855   Washington, General Obligation Bonds, Series 2000S-5,                No Opt. Call            AA+        7,227,368
                     0.000%, 1/01/20 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         39,150   Total Washington                                                                                       36,237,172
------------------------------------------------------------------------------------------------------------------------------------
                  WEST VIRGINIA - 1.6% (1.1% OF TOTAL INVESTMENTS)
          8,000   Pleasants County, West Virginia, Pollution Control Revenue        11/09 at 100.00           BBB-        8,006,720
                     Bonds, Monongahela Power Company Pleasants Station
                     Project, Series 1995C, 6.150%, 5/01/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 6.2% (4.0% OF TOTAL INVESTMENTS)
          7,000   La Crosse, Wisconsin, Resource Recovery Revenue Refunding            No Opt. Call            Aaa        7,490,210
                     Bonds, Northern States Power Company Project, Series
                     1996, 6.000%, 11/01/21 - NPFG Insured (Alternative
                     Minimum Tax)
         12,750   Milwaukee County, Wisconsin, Airport Revenue Bonds, Series        12/10 at 100.00             A1       12,845,243
                     2000A, 5.750%, 12/01/25 - FGIC Insured (Alternative
                     Minimum Tax)
          5,615   Wisconsin Health and Educational Facilities Authority,             2/10 at 100.00              A        5,617,920
                     Revenue Bonds, Sinai Samaritan Medical Center Inc.,
                     Series 1996, 5.750%, 8/15/16 - NPFG Insured
          3,800   Wisconsin State, General Obligation Bonds, Series 2006A,           5/16 at 100.00             AA        3,939,080
                     4.750%, 5/01/25 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         29,165   Total Wisconsin                                                                                        29,892,453
------------------------------------------------------------------------------------------------------------------------------------
$       856,716   Total Investments (cost $748,775,936) - 154.7%                                                        748,810,257
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (12.0)%                                                                   (57,980,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Variable Rate Demand Preferred Shares, at Liquidation Value                                          (219,000,000)
                     - (45.2)% (5)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.5%                                                                   12,238,481
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                      $  484,068,738
                  ==================================================================================================================

      Primarily all of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.2%.

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 67

NVG | Nuveen Insured Dividend Advantage Municipal Fund
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  MUNICIPAL BONDS - 148.9% (99.8% OF TOTAL INVESTMENTS)
                  ALABAMA - 2.0% (1.3% OF TOTAL INVESTMENTS)
$         5,310   Athens, Alabama, Water and Sewerage Revenue Warrants, Series       5/12 at 101.00             A+   $    5,394,641
                     2002, 5.300%, 5/01/32 - NPFG Insured
          3,045   Hoover, Alabama, General Obligation Bonds, Series 2003,            3/12 at 101.00            AA+        3,271,304
                     5.000%, 3/01/20 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
          8,355   Total Alabama                                                                                           8,665,945
------------------------------------------------------------------------------------------------------------------------------------
                  ALASKA - 3.8% (2.5% OF TOTAL INVESTMENTS)
         15,000   Alaska, International Airport System Revenue Bonds, Series        10/12 at 100.00        Aa3 (4)       16,726,050
                     2002B, 5.250%, 10/01/27 (Pre-refunded 10/01/12) - AMBAC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 2.3% (1.5% OF TOTAL INVESTMENTS)
          5,000   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien       7/12 at 100.00            AA-        4,979,900
                     Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 -
                     FGIC Insured (Alternative Minimum Tax)
          6,000   Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic             No Opt. Call             AA        4,989,540
                     Plaza, Series 2005B, 0.000%, 7/01/37 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         11,000   Total Arizona                                                                                           9,969,440
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 15.5% (10.3% OF TOTAL INVESTMENTS)
          2,000   Alameda Corridor Transportation Authority, California,               No Opt. Call             A-        1,022,440
                     Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
                     10/01/20 - AMBAC Insured
          6,160   Alhambra Unified School District, Los Angeles County,                No Opt. Call            AAA        1,788,063
                  California, General Obligation Bonds, Capital Appreciation
                     Series 2009B, 0.000%, 8/01/30 - AGC Insured
                  California Educational Facilities Authority, Revenue Bonds,
                  Occidental College, Series 2005A:
          1,485      5.000%, 10/01/26 - NPFG Insured                                10/15 at 100.00            Aa3        1,525,481
          1,565      5.000%, 10/01/27 - NPFG Insured                                10/15 at 100.00            Aa3        1,601,950
            190   California, General Obligation Bonds, Series 2000, 5.250%,         9/10 at 100.00          A (4)          197,560
                     9/01/17 (Pre-refunded 9/01/10) - NPFG Insured
          8,890   California, General Obligation Veterans Welfare Bonds, Series     12/09 at 100.00            AA-        8,896,401
                     1997BH, 5.400%, 12/01/14 (Alternative Minimum Tax)
          3,000   California, General Obligation Veterans Welfare Bonds, Series     12/09 at 100.00            AA-        2,943,660
                     2001BZ, 5.375%, 12/01/24 - NPFG Insured (Alternative
                     Minimum Tax)
          2,425   Fullerton Public Financing Authority, California, Tax              9/15 at 100.00             A-        2,288,133
                     Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 -
                     AMBAC Insured
                  Golden State Tobacco Securitization Corporation, California,
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
          1,000      5.750%, 6/01/47                                                 6/17 at 100.00            BBB          738,880
            365      5.125%, 6/01/47                                                 6/17 at 100.00            BBB          242,502
         18,665   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00             A-       16,594,865
                     Tobacco Settlement Asset-Backed Revenue Bonds, Series
                     2005A, 5.000%, 6/01/35 - FGIC Insured
          1,990   Kern Community College District, California, General                 No Opt. Call            AAA          775,065
                     Obligation Bonds, Series 2006, 0.000%, 11/01/25 - FSA
                     Insured
          7,935   Los Angeles, California, Certificates of Participation,            4/12 at 100.00            AA-        7,947,141
                     Series 2002, 5.300%, 4/01/32 - AMBAC Insured
          2,220   Northern California Power Agency, Revenue Refunding Bonds,         7/10 at 100.00             A2        2,221,709
                     Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 -
                     NPFG Insured
                  Oceanside Unified School District, San Diego County,
                  California, General Obligation Bonds, Series 2008A and 2008B:
          5,905      0.000%, 8/01/26 - AGC Insured                                     No Opt. Call            AAA        2,251,163
          2,220      0.000%, 8/01/28 - AGC Insured                                     No Opt. Call            AAA          743,389
          2,600   Palomar Pomerado Health, California, General Obligation            8/29 at 100.00            AAA        1,633,580
                     Bonds, Series 2009A, 0.000%, 8/01/38 - AGC Insured
          2,320   Sacramento Municipal Utility District, California, Electric        8/11 at 100.00            AAA        2,394,356
                     Revenue Bonds, Series 2001P, 5.250%, 8/15/18 - FSA Insured

68 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)
                  San Francisco Unified School District, California, General
                  Obligation Bonds, Series 2007A:
$         1,000      3.000%, 6/15/25 - FSA Insured                                   6/17 at 100.00            AAA   $      836,940
          1,180      3.000%, 6/15/26 - FSA Insured                                   6/17 at 100.00            AAA          974,326
          6,720   San Jose Redevelopment Agency, California, Tax Allocation          8/17 at 100.00              A        5,346,365
                     Bonds, Merged Area Redevelopment Project, Series 2006C,
                     4.250%, 8/01/30 - NPFG Insured
          4,275   Sequoia Union High School District, San Mateo County,              7/14 at 102.00            Aa2        3,424,361
                     California, General Obligation Bonds, Series 2006, 3.500%,
                     7/01/29 - FSA Insured
          1,690   Ventura County Community College District, California,             8/15 at 100.00             AA        1,749,623
                     General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 -
                     NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         85,800   Total California                                                                                       68,137,953
------------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 5.5% (3.7% OF TOTAL INVESTMENTS)
         17,300   Adams County, Colorado, FHA-Insured Mortgage Revenue Bonds,        8/15 at 100.00              A       17,436,324
                     Platte Valley Medical Center, Series 2005, 5.000%, 8/01/24
                     - NPFG Insured
            750   Arkansas River Power Authority, Colorado, Power Revenue           10/16 at 100.00            BBB          697,125
                     Bonds, Series 2006, 5.250%, 10/01/32 - SYNCORA GTY Insured
         17,000   E-470 Public Highway Authority, Colorado, Senior Revenue             No Opt. Call              A        6,107,420
                     Bonds, Series 2000B, 0.000%, 9/01/25 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         35,050   Total Colorado                                                                                         24,240,869
------------------------------------------------------------------------------------------------------------------------------------
                  DISTRICT OF COLUMBIA - 1.6% (1.1% OF TOTAL INVESTMENTS)
          6,805   District of Columbia, Revenue Bonds, Georgetown University,        4/17 at 100.00             A-        6,107,147
                     Series 2007A, 4.500%, 4/01/42 - AMBAC Insured
            935   Washington Convention Center Authority, District of Columbia,     10/16 at 100.00            AAA          868,045
                     Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                     Residuals 1606, 11.582%, 10/01/30 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
          7,740   Total District of Columbia                                                                              6,975,192
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 11.7% (7.8% OF TOTAL INVESTMENTS)
                  Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
          2,305      5.250%, 12/01/17 - NPFG Insured                                12/13 at 100.00              A        2,409,878
          1,480      5.250%, 12/01/18 - NPFG Insured                                12/13 at 100.00              A        1,537,113
         11,600   Greater Orlando Aviation Authority, Florida, Airport              10/12 at 100.00            AAA       11,675,980
                     Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21 -
                     FSA Insured (Alternative Minimum Tax)
          8,155   Lee County, Florida, Solid Waste System Revenue Refunding         10/11 at 100.00             A3        8,536,736
                     Bonds, Series 2001, 5.625%, 10/01/13 - NPFG Insured
                     (Alternative Minimum Tax)
                  Miami-Dade County, Florida, Aviation Revenue Bonds, Miami
                  International Airport, Series 2002:
          7,165      5.625%, 10/01/15 - FGIC Insured (Alternative Minimum Tax)      10/12 at 100.00              A        7,528,910
          5,600      5.750%, 10/01/16 - FGIC Insured (Alternative Minimum Tax)      10/12 at 100.00              A        5,853,176
         10,000      5.125%, 10/01/21 - FGIC Insured (Alternative Minimum Tax)      10/12 at 100.00              A       10,089,300
          2,000      5.250%, 10/01/22 - FGIC Insured (Alternative Minimum Tax)      10/12 at 100.00              A        2,019,560
          1,000   South Miami Health Facilities Authority, Florida, Hospital         8/17 at 100.00            AA-          938,750
                     Revenue, Baptist Health System Obligation Group, Series
                     2007, 5.000%, 8/15/42 (UB)
          1,000   Tallahassee, Florida, Energy System Revenue Bonds, Series         10/15 at 100.00            AA-        1,017,370
                     2005, 5.000%, 10/01/28 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         50,305   Total Florida                                                                                          51,606,773
------------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 2.2% (1.5% OF TOTAL INVESTMENTS)
          6,925   Atlanta and Fulton County Recreation Authority, Georgia,          12/15 at 100.00             A1        7,129,565
                     Guaranteed Revenue Bonds, Park Improvement, Series 2005A,
                     5.000%, 12/01/30 - NPFG Insured
          1,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series      11/14 at 100.00            AAA        1,022,620
                     2004, 5.000%, 11/01/22 - FSA Insured
          1,695   Georgia Housing and Finance Authority, Single Family Mortgage     12/11 at 100.00            AAA        1,704,848
                     Bonds, Series 2002B-2, 5.500%, 6/01/32 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          9,620   Total Georgia                                                                                           9,857,033
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 69

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  IDAHO - 1.0% (0.7% OF TOTAL INVESTMENTS)
                  Idaho Housing and Finance Association, Grant and Revenue
                  Anticipation Bonds, Federal Highway Trust Funds, Series
                  2006:
$         3,000      5.000%, 7/15/23 - NPFG Insured                                  7/16 at 100.00            Aa3   $    3,186,420
          1,130      5.000%, 7/15/24 - NPFG Insured                                  7/16 at 100.00            Aa3        1,195,099
------------------------------------------------------------------------------------------------------------------------------------
          4,130   Total Idaho                                                                                             4,381,519
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 11.1% (7.4% OF TOTAL INVESTMENTS)
         10,000   Bolingbrook, Illinois, General Obligation Bonds, Series 2002A,     1/12 at 100.00         A2 (4)       10,946,700
                     5.375%, 1/01/38 (Pre-refunded 1/01/12) - FGIC Insured
          1,305   Chicago, Illinois, General Obligation Bonds, Series 2001A,         1/11 at 101.00             AA        1,346,355
                  5.500%, 1/01/38 - NPFG Insured
                  Chicago, Illinois, General Obligation Bonds, Series 2001A:
             50      5.500%, 1/01/38 (Pre-refunded 1/01/11) - NPFG Insured           1/11 at 101.00        AA- (4)           53,375
          3,645      5.500%, 1/01/38 (Pre-refunded 1/01/11) - NPFG Insured           1/11 at 101.00        AA- (4)        3,889,652
                  Chicago, Illinois, Second Lien Passenger Facility Charge
                  Revenue Bonds, O'Hare International Airport, Series 2001C:
          4,250      5.500%, 1/01/16 - AMBAC Insured (Alternative Minimum Tax)       1/11 at 101.00             A1        4,350,173
          4,485      5.500%, 1/01/17 - AMBAC Insured (Alternative Minimum Tax)       1/11 at 101.00             A1        4,581,428
          4,730      5.500%, 1/01/18 - AMBAC Insured (Alternative Minimum Tax)       1/11 at 101.00             A1        4,816,606
          2,930      5.500%, 1/01/19 - AMBAC Insured (Alternative Minimum Tax)       1/11 at 101.00             A1        2,976,382
          3,600   Chicago, Illinois, Third Lien General Airport Revenue Bonds,       1/16 at 100.00             A1        3,763,548
                     O'Hare International Airport, Series 2005A, 5.250%, 1/01/24
                     - NPFG Insured
          3,000   Chicago, Illinois, Third Lien General Airport Revenue              1/12 at 100.00             A1        3,080,850
                     Refunding Bonds, O'Hare International Airport, Series
                     2002A, 5.750%, 1/01/17 - NPFG Insured (Alternative Minimum
                     Tax)
          4,000   Cicero, Cook County, Illinois, General Obligation Corporate       12/12 at 101.00              A        4,008,040
                     Purpose Bonds, Series 2002, 5.000%, 12/01/21 - NPFG Insured
            480   DuPage County Community School District 200, Wheaton,             10/13 at 100.00            Aa3          526,723
                     Illinois, General Obligation Bonds, Series 2003C, 5.250%,
                     10/01/22 - FSA Insured
                  DuPage County Community School District 200, Wheaton,
                  Illinois, General Obligation Bonds, Series 2003C:
            770      5.250%, 10/01/22 (Pre-refunded 10/01/13) - FSA Insured         10/13 at 100.00        Aa3 (4)          874,312
            250      5.250%, 10/01/22 (Pre-refunded 10/01/13) - FSA Insured         10/13 at 100.00        Aa3 (4)          283,868
          3,500   Illinois Municipal Electric Agency, Power Supply System            2/17 at 100.00             A+        3,518,760
                     Revenue Bonds, Series 2007A, 5.000%, 2/01/35 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         46,995   Total Illinois                                                                                         49,016,772
------------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 15.6% (10.5% OF TOTAL INVESTMENTS)
          3,380   Evansville, Indiana, Sewerage Works Revenue Refunding Bonds,       7/13 at 100.00             A3        3,411,333
                     Series 2003A, 5.000%, 7/01/20 - AMBAC Insured
                  Indiana Bond Bank, Special Program Bonds, Hendricks County
                  Redevelopment District, Series 2002D:
          5,075      5.250%, 4/01/26 (Pre-refunded 4/01/12) - AMBAC Insured          4/12 at 100.00         AA (4)        5,591,178
          7,000      5.250%, 4/01/30 (Pre-refunded 4/01/12) - AMBAC Insured          4/12 at 100.00         AA (4)        7,711,970
         10,000   Indiana Health Facility Financing Authority, Hospital Revenue      7/12 at 100.00             A+        9,728,000
                     Bonds, Marion General Hospital, Series 2002, 5.250%,
                     7/01/32 - AMBAC Insured
          3,200   Indiana Municipal Power Agency, Power Supply Revenue Bonds,        1/17 at 100.00             A+        3,179,488
                     Series 2007A, 5.000%, 1/01/42 - NPFG Insured
          4,000   Indianapolis Local Public Improvement Bond Bank, Indiana,          1/19 at 100.00            AAA        4,288,240
                     Waterworks Project Series 2009A, 5.500%, 1/01/38 - AGC
                     Insured
         25,000   Indianapolis Local Public Improvement Bond Bank, Indiana,          7/12 at 100.00            AAA       27,774,000
                     Waterworks Project, Series 2002A, 5.250%, 7/01/33
                     (Pre-refunded 7/01/12) - NPFG Insured
          6,960   Valparaiso Middle School Building Corporation, Indiana, First      1/13 at 100.00            AA+        7,299,091
                     Mortgage Refunding Bonds, Series 2002, 5.000%, 7/15/24 -
                     NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         64,615   Total Indiana                                                                                          68,983,300
------------------------------------------------------------------------------------------------------------------------------------
                  KENTUCKY - 0.6% (0.4% OF TOTAL INVESTMENTS)
          2,415   Kentucky State Property and Buildings Commission, Revenue          2/19 at 100.00            AAA        2,698,666
                     Bonds, Project 93, Refunding Series 2009, 5.250%, 2/01/20 -
                     AGC Insured
------------------------------------------------------------------------------------------------------------------------------------

70 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 2.9% (2.0% OF TOTAL INVESTMENTS)
$         1,325   Louisiana Public Facilities Authority, Revenue Bonds, Baton        7/14 at 100.00              A   $    1,347,366
                     Rouge General Hospital, Series 2004, 5.250%, 7/01/24 - NPFG
                     Insured
                  Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series
                  2006A:
            770      4.750%, 5/01/39 - FSA Insured (UB)                              5/16 at 100.00            AAA          756,795
          8,270      4.500%, 5/01/41 - FGIC Insured (UB)                             5/16 at 100.00             AA        7,754,366
              3   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,          5/16 at 100.00             AA            2,504
                     Residuals 660-3, 16.460%, 5/01/41 - FGIC Insured (IF)
          3,085   New Orleans, Louisiana, General Obligation Refunding Bonds,        9/12 at 100.00              A        3,125,198
                     Series 2002, 5.125%, 9/01/21 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         13,453   Total Louisiana                                                                                        12,986,229
------------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 0.6% (0.4% OF TOTAL INVESTMENTS)
          2,775   Massachusetts Water Resources Authority, General Revenue           2/17 at 100.00            AAA        2,564,794
                     Bonds, Series 2007A, 4.500%, 8/01/46 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 0.3% (0.2% OF TOTAL INVESTMENTS)
          1,500   Michigan State Hospital Finance Authority, Revenue Bonds,         12/16 at 100.00             AA        1,497,945
                     Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31
                     (UB)
------------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 0.5% (0.3% OF TOTAL INVESTMENTS)
          2,000   Northern Municipal Power Agency, Minnesota, Electric System          No Opt. Call            AAA        2,200,200
                     Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 -
                     AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 0.4% (0.3% OF TOTAL INVESTMENTS)
          1,600   St. Louis County Pattonville School District R3, Missouri,         3/14 at 100.00            AAA        1,785,904
                     General Obligation Bonds, Series 2004, 5.250%, 3/01/19 -
                     FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
                  NEBRASKA - 2.0% (1.3% OF TOTAL INVESTMENTS)
          6,360   Lincoln, Nebraska, Electric System Revenue Bonds, Series 2005,     9/15 at 100.00             AA        6,501,574
                     5.000%, 9/01/32
                  Municipal Energy Agency of Nebraska, Power Supply System
                  Revenue Bonds, Series 2003A:
          1,000      5.250%, 4/01/20 - FSA Insured                                   4/13 at 100.00            AAA        1,080,360
          1,000      5.250%, 4/01/21 - FSA Insured                                   4/13 at 100.00            AAA        1,049,130
------------------------------------------------------------------------------------------------------------------------------------
          8,360   Total Nebraska                                                                                          8,631,064
------------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 0.5% (0.4% OF TOTAL INVESTMENTS)
          2,150   New Jersey Transportation Trust Fund Authority, Transportation       No Opt. Call            AA-        2,391,983
                     System Bonds, Series 2006A, 5.250%, 12/15/20
------------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 5.8% (3.9% OF TOTAL INVESTMENTS)
          1,120   Dormitory Authority of the State of New York, FHA-Insured          2/15 at 100.00              A        1,143,240
                     Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                     5.000%, 8/01/23 - FGIC Insured
          3,660   Dormitory Authority of the State of New York, Revenue Bonds,       2/15 at 100.00            AA-        3,767,641
                     Mental Health Services Facilities Improvements, Series
                     2005B, 5.000%, 2/15/23 - AMBAC Insured
          3,335   Dormitory Authority of the State of New York, State Personal       2/19 at 100.00            AAA        3,603,628
                     Income Tax Revenue Bonds, Tender Option Bond Trust 3518,
                     13.221%, 2/15/39 (IF)
          3,130   Hudson Yards Infrastructure Corporation, New York, Revenue         2/17 at 100.00              A        2,639,373
                     Bonds, Series 2006A, 4.500%, 2/15/47 - NPFG Insured
          2,400   Long Island Power Authority, New York, Electric System Revenue    11/16 at 100.00              A        2,169,384
                     Bonds, Series 2006F, 4.250%, 5/01/33 - NPFG Insured
            480   Metropolitan Transportation Authority, New York,                  11/15 at 100.00              A          486,480
                     Transportation Revenue Bonds, Series 2005B, 5.000%,
                     11/15/30 - AMBAC Insured
         10,000   Metropolitan Transportation Authority, New York,                  11/12 at 100.00            AAA       10,072,600
                     Transportation Revenue Refunding Bonds, Series 2002A,
                     5.000%, 11/15/30 - FSA Insured
          1,435   New York City Industrial Development Agency, New York, Revenue     3/19 at 100.00            AAA        1,709,659
                     Bonds, Yankee Stadium Project Pilot, Series 2009A, 7.000%,
                     3/01/49 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
         25,560   Total New York                                                                                         25,592,005
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 71

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 0.6% (0.4% OF TOTAL INVESTMENTS)
$         2,125   North Carolina Medical Care Commission, FHA-Insured Mortgage      10/13 at 100.00            AAA   $    2,166,565
                     Revenue Bonds, Betsy Johnson Regional Hospital Project,
                     Series 2003, 5.375%, 10/01/24 - FSA Insured
            540   Oak Island, North Carolina, Enterprise System Revenue Bonds,       6/19 at 100.00            AAA          580,700
                     Series 2009A, 6.000%, 6/01/34 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
          2,665   Total North Carolina                                                                                    2,747,265
------------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 0.6% (0.4% OF TOTAL INVESTMENTS)
                  Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                  Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                  2007A-2:
             65      5.125%, 6/01/24                                                 6/17 at 100.00            BBB           57,893
            710      5.875%, 6/01/30                                                 6/17 at 100.00            BBB          617,963
            685      5.750%, 6/01/34                                                 6/17 at 100.00            BBB          576,051
          1,570      5.875%, 6/01/47                                                 6/17 at 100.00            BBB        1,163,244
------------------------------------------------------------------------------------------------------------------------------------
          3,030   Total Ohio                                                                                              2,415,151
------------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 0.4% (0.3% OF TOTAL INVESTMENTS)
          2,000   Oklahoma Development Finance Authority, Revenue Bonds, Saint       2/17 at 100.00              A        1,916,580
                     John Health System, Series 2007, 5.000%, 2/15/37
------------------------------------------------------------------------------------------------------------------------------------
                  OREGON - 1.9% (1.3% OF TOTAL INVESTMENTS)
          3,000   Oregon State Department of Transportation, Highway User Tax        5/19 at 100.00            AAA        3,159,270
                     Revenue Bonds, Series 2009A, 5.000%, 11/15/33
                  Oregon, General Obligation Veterans Welfare Bonds, Series 82:
          3,580      5.375%, 12/01/31                                               12/11 at 100.00             AA        3,608,926
          1,680      5.500%, 12/01/42                                               12/11 at 100.00             AA        1,697,035
------------------------------------------------------------------------------------------------------------------------------------
          8,260   Total Oregon                                                                                            8,465,231
------------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 4.4% (3.0% OF TOTAL INVESTMENTS)
          4,500   Allegheny County, Pennsylvania, Airport Revenue Refunding            No Opt. Call              A        4,741,560
                     Bonds, Pittsburgh International Airport, Series 1997A,
                     5.750%, 1/01/13 - NPFG Insured (Alternative Minimum Tax)
          4,130   Pennsylvania Public School Building Authority, Lease Revenue      12/16 at 100.00            AAA        3,820,621
                     Bonds, School District of Philadelphia, Series 2006B,
                     4.500%, 6/01/32 - FSA Insured (UB)
          1,050   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,          6/16 at 100.00            Aa3        1,069,404
                     Series 2006A, 5.000%, 12/01/26 - AMBAC Insured
          6,000   Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue     6/26 at 100.00            AAA        4,369,680
                     Bonds, Series 2009C, 0.000%, 6/01/33 - FSA Insured
          2,000   Philadelphia Municipal Authority, Pennsylvania, Lease Revenue     11/13 at 100.00            AAA        2,163,640
                     Bonds, Series 2003B, 5.250%, 11/15/18 - FSA Insured
          2,000   Reading School District, Berks County, Pennsylvania, General       1/16 at 100.00            AAA        2,167,980
                     Obligation Bonds, Series 2005, 5.000%, 1/15/19 - FSA
                     Insured (UB)
          1,000   State Public School Building Authority, Pennsylvania, Lease        6/13 at 100.00            AAA        1,125,660
                     Revenue Bonds, Philadelphia School District, Series 2003,
                     5.000%, 6/01/23 (Pre-refunded 6/01/13) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         20,680   Total Pennsylvania                                                                                     19,458,545
------------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 0.4% (0.3% OF TOTAL INVESTMENTS)
          1,225   Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%,          No Opt. Call           BBB-        1,218,630
                     8/01/21 - CIFG Insured
          5,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue       No Opt. Call            AA-          725,100
                     Bonds, Series 2007A, 0.000%, 8/01/42 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
          6,225   Total Puerto Rico                                                                                       1,943,730
------------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 1.5% (1.0% OF TOTAL INVESTMENTS)
          1,950   Greenville County School District, South Carolina, Installment    12/16 at 100.00            AAA        2,033,753
                     Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 - FSA
                     Insured
                  Greenville, South Carolina, Tax Increment Revenue Improvement
                  Bonds, Series 2003:
          1,000      5.500%, 4/01/17 - NPFG Insured                                  4/13 at 100.00              A        1,108,390
          2,300      5.000%, 4/01/21 - NPFG Insured                                  4/13 at 100.00              A        2,404,029
          1,000   Scago Educational Facilities Corporation, South Carolina,         10/15 at 100.00            AAA        1,062,670
                     Installment Purchase Revenue Bonds, Spartanburg County
                     School District 5, Series 2005, 5.000%, 4/01/21 - FSA
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
          6,250   Total South Carolina                                                                                    6,608,842
------------------------------------------------------------------------------------------------------------------------------------

72 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 10.1% (6.8% OF TOTAL INVESTMENTS)
                  Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds,
                  Series 2004:
$         1,495      5.000%, 10/01/19 - FSA Insured                                 10/14 at 100.00            AAA   $    1,622,299
          1,455      5.000%, 10/01/20 - FSA Insured                                 10/14 at 100.00            AAA        1,572,680
          1,955      5.000%, 10/01/21 - FSA Insured                                 10/14 at 100.00            AAA        2,105,105
         10,000   Memphis-Shelby County Sports Authority, Tennessee, Revenue        11/12 at 100.00        AA- (4)       11,190,400
                     Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28
                     (Pre-refunded 11/01/12) - AMBAC Insured
         10,000   Memphis-Shelby County Sports Authority, Tennessee, Revenue        11/12 at 100.00        AA- (4)       11,190,400
                     Bonds, Memphis Arena, Series 2002B, 5.125%, 11/01/29
                     (Pre-refunded 11/01/12) - AMBAC Insured
         15,195   Tennessee State School Bond Authority, Higher Educational          5/12 at 100.00            AAA       16,780,142
                     Facilities Second Program Bonds, Series 2002A, 5.250%,
                     5/01/32 (Pre-refunded 5/01/12) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         40,100   Total Tennessee                                                                                        44,461,026
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 23.2% (15.5% OF TOTAL INVESTMENTS)
          3,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue      11/11 at 100.00             A+        3,711,540
                     Refunding and Improvement Bonds, Series 2001A, 5.750%,
                     11/01/13 - FGIC Insured (Alternative Minimum Tax)
         10,000   Gainesville Hospital District, Texas, Limited Tax General          8/11 at 100.00         A3 (4)       10,789,900
                     Obligation Bonds, Series 2002, 5.375%, 8/15/32
                     (Pre-refunded 8/15/11) - NPFG Insured
          1,210   Galveston, Texas, General Obligation Bonds, Series 2001,           5/11 at 100.00              A        1,264,256
                     5.250%, 5/01/21 - AMBAC Insured
                  Harris County Health Facilities Development Corporation,
                  Texas, Thermal Utility Revenue Bonds, TECO Project, Series
                  2003:
          2,240      5.000%, 11/15/16 - NPFG Insured                                11/13 at 100.00             AA        2,348,013
          2,355      5.000%, 11/15/17 - NPFG Insured                                11/13 at 100.00             AA        2,445,432
          4,080   Harris County, Texas, General Obligation Toll Road Revenue           No Opt. Call            AAA        5,758,063
                     Bonds, Series 2009, Trust 3418, 13.636%, 8/15/32 - FSA
                     Insured (IF)
         13,000   Houston Area Water Corporation, Texas, Contract Revenue Bonds,     3/12 at 100.00        N/R (4)       14,167,010
                     Northeast Water Purification Plant, Series 2002, 5.125%,
                     3/01/32 (Pre-refunded 3/01/12) - FGIC Insured
          1,000   Houston, Texas, First Lien Combined Utility System Revenue         5/14 at 100.00             AA        1,051,550
                     Bonds, Series 2004A, 5.250%, 5/15/24 - FGIC Insured
          4,345   San Antonio, Texas, Water System Senior Lien Revenue Refunding     5/12 at 100.00            AAA        4,744,088
                     Bonds, Series 2002, 5.500%, 5/15/17 - FSA Insured
          5,475   Texas Department of Housing and Community Affairs, Residential     7/11 at 100.00            AAA        5,341,082
                     Mortgage Revenue Bonds, Series 2001A, 5.350%, 7/01/33
                     (Alternative Minimum Tax)
          8,035   Texas Department of Housing and Community Affairs, Single          3/12 at 100.00            AAA        8,086,745
                     Family Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 - NPFG
                     Insured (Alternative Minimum Tax)
                  Texas Public Finance Authority, Revenue Bonds, Texas Southern
                  University Financing System, Series 2002:
          3,520      5.125%, 11/01/20 - NPFG Insured                                 5/12 at 100.00           Baa1        3,153,955
          3,520      5.125%, 11/01/21 - NPFG Insured                                 5/12 at 100.00           Baa1        3,115,552
                  Texas Student Housing Authority, Revenue Bonds, Austin
                  Project, Senior Series 2001A:
          9,400      5.375%, 1/01/23 - NPFG Insured                                  1/12 at 102.00           Baa1        6,352,896
         11,665      5.500%, 1/01/33 - NPFG Insured                                  1/12 at 102.00           Baa1        6,961,322
          5,000   Texas Water Development Board, Senior Lien State Revolving         1/10 at 100.00            AAA        5,044,550
                     Fund Revenue Bonds, Series 1999B, 5.250%, 7/15/17
          9,145   Texas, General Obligation Bonds, Veterans Housing Assistance       6/12 at 100.00            AA+        9,190,816
                     Program Fund II, Series 2002A-1, 5.250%, 12/01/22
                     (Alternative Minimum Tax) (UB)
                  Williamson County, Texas, General Obligation Bonds, Series
                  2002:
          3,000      5.250%, 2/15/22 (Pre-refunded 2/15/12) - FSA Insured            2/12 at 100.00            AAA        3,291,690
          5,000      5.250%, 2/15/25 (Pre-refunded 2/15/12) - FSA Insured            2/12 at 100.00            AAA        5,486,150
------------------------------------------------------------------------------------------------------------------------------------
        105,490   Total Texas                                                                                           102,304,610
------------------------------------------------------------------------------------------------------------------------------------
                  UTAH - 1.2% (0.8% OF TOTAL INVESTMENTS)
          4,865   Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008,      6/18 at 100.00            AAA        5,344,300
                     Trust 1193, 13.270%, 6/15/36 - FSA Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 15.7% (10.5% OF TOTAL INVESTMENTS)
          5,305   Energy Northwest, Washington Public Power, Nine Canyon Wind        7/16 at 100.00             A-        4,991,368
                     Project Revenue Bonds, Series 2006A, 4.500%, 7/01/30 -
                     AMBAC Insured

                                                           Nuveen Investments 73

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON (continued)
$         6,600   Energy Northwest, Washington, Electric Revenue Refunding Bonds,    7/12 at 100.00            AAA   $    7,164,564
                     Columbia Generating Station - Nuclear Project 2, Series
                     2002B, 5.350%, 7/01/18 - FSA Insured
          7,675   Energy Northwest, Washington, Electric Revenue Refunding Bonds,    7/12 at 100.00            Aaa        8,378,030
                     Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 - NPFG
                     Insured
          2,500   Port of Seattle, Washington, Revenue Refunding Bonds, Series      11/12 at 100.00            Aa2        2,665,250
                     2002D, 5.750%, 11/01/15 - FGIC Insured (Alternative Minimum
                     Tax)
          2,200   Snohomish County School District 2, Everett, Washington,          12/13 at 100.00            AAA        2,459,160
                     General Obligation Bonds, Series 2003B, 5.000%, 6/01/17 -
                     FSA Insured
          3,255   Thurston and Pierce Counties School District, Washington,          6/13 at 100.00            Aa1        3,601,299
                     General Obligation Bonds, Yelm Community Schools, Series
                     2003, 5.250%, 12/01/16 - FSA Insured
         10,000   University of Washington, General Revenue Bonds, Refunding         6/17 at 100.00            AA+       10,234,000
                     Series 2007, 5.000%, 6/01/37 - AMBAC Insured (UB)
                  Washington State Economic Development Finance Authority,
                  Wastewater Revenue Bonds, LOTT Project, Series 2002:
          2,000      5.500%, 6/01/17 - AMBAC Insured                                 6/12 at 100.00             A2        2,186,400
          4,325      5.125%, 6/01/22 - AMBAC Insured                                 6/12 at 100.00             A2        4,369,072
         15,000   Washington State Healthcare Facilities Authority, Revenue          8/13 at 102.00            N/R       13,700,400
                     Bonds, Harrison Memorial Hospital, Series 1998, 5.000%,
                     8/15/28 - AMBAC Insured
          3,335   Washington State, General Obligation Bonds, Series 2009, Trust     7/16 at 100.00            AAA        3,727,930
                     1212, 13.208%, 7/01/31 - FSA Insured (IF)
          5,170   Whitman County School District 267, Pullman, Washington,           6/12 at 100.00            Aa1        5,539,964
                     General Obligation Bonds, Series 2002, 5.000%, 12/01/20 -
                     FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         67,365   Total Washington                                                                                       69,017,437
------------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 3.0% (2.0% OF TOTAL INVESTMENTS)
         11,950   Wisconsin, Transportation Revenue Refunding Bonds, Series          7/12 at 100.00        AA+ (4)       13,236,776
                     2002-1, 5.125%, 7/01/18 (Pre-refunded 7/01/12) - AMBAC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
$       677,303   Total Municipal Bonds (cost $638,144,425)                                                             656,829,129
===============---------------------------------------------------------------------------------------------------------------------

74 Nuveen Investments

         SHARES   DESCRIPTION (1)                                                                                             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  INVESTMENT COMPANIES - 0.3% (0.2% OF TOTAL INVESTMENTS)
          8,134   BlackRock MuniHoldings Fund Inc.                                                                   $      119,244
         13,600   BlackRock MuniEnhanced Fund Inc.                                                                          133,280
          7,920   Dreyfus Strategic Municipal Fund                                                                           59,400
          3,500   DWS Municipal Income Trust                                                                                 39,725
          9,668   Morgan Stanley Quality Municipal Income Trust                                                             114,082
         26,280   PIMCO Municipal Income Fund II                                                                            266,479
          9,500   Van Kampen Advantage Municipal Income Fund II                                                             107,160
         28,980   Van Kampen Investment Grade Municipal Trust                                                               392,679
===============---------------------------------------------------------------------------------------------------------------------
                  Total Investment Companies (cost $1,353,712)                                                            1,232,049
                  ------------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $639,498,137) - 149.2%                                                        658,061,178
                  ------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (6.4)%                                                                    (28,413,334)
                  ------------------------------------------------------------------------------------------------------------------
                  MuniFund Term Preferred Shares, at Liquidation Value - (24.5)% (5)                                   (108,000,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.5%                                                                   11,509,645
                  ------------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (20.8)% (5)                                    (91,950,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                      $  441,207,489
                  ==================================================================================================================

      At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) MuniFund Term Preferred Shares and Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 16.4% and 14.0%, respectively.

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 75

NEA | Nuveen Insured Tax-Free Advantage Municipal Fund
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 7.3% (4.9% OF TOTAL INVESTMENTS)
$         1,000   Alabama Special Care Facilities Financing Authority, Revenue      11/16 at 100.00             AA   $    1,004,100
                     Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36
                     (UB)
          5,655   Colbert County-Northwest Health Care Authority, Alabama,           6/13 at 101.00           Baa3        5,326,784
                     Revenue Bonds, Helen Keller Hospital, Series 2003, 5.750%,
                     6/01/27
          3,100   Huntsville Healthcare Authority, Alabama, Revenue Bonds,           5/12 at 102.00          A (4)        3,493,142
                     Series 1998A, 5.400%, 6/01/22 (Pre-refunded 5/14/12) -
                     NPFG Insured
          6,280   Jefferson County, Alabama, Sewer Revenue Capital Improvement       8/12 at 100.00            AAA        6,893,996
                     Warrants, Series 2002D, 5.000%, 2/01/32 (Pre-refunded
                     8/01/12) - FGIC Insured
          1,750   Montgomery, Alabama, General Obligation Warrants, Series           5/12 at 101.00             AA        1,879,658
                     2003, 5.000%, 5/01/21 - AMBAC Insured
          4,500   Sheffield, Alabama, Electric Revenue Bonds, Series 2003,           7/13 at 100.00             A2        4,715,190
                     5.500%, 7/01/29 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         22,285   Total Alabama                                                                                          23,312,870
------------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 4.5% (3.1% OF TOTAL INVESTMENTS)
         10,000   Maricopa County Pollution Control Corporation, Arizona,           11/12 at 100.00           Baa2        9,130,900
                     Revenue Bonds, Arizona Public Service Company - Palo Verde
                     Project, Series 2002A, 5.050%, 5/01/29 - AMBAC Insured
          6,545   Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic             No Opt. Call             AA        5,442,757
                     Plaza, Series 2005B, 0.000%, 7/01/37 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         16,545   Total Arizona                                                                                          14,573,657
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 20.6% (13.9% OF TOTAL INVESTMENTS)
         26,300   California State Public Works Board, Lease Revenue Bonds,         12/12 at 100.00             A-       24,518,701
                     Department of General Services, Capital East End Project,
                     Series 2002A, 5.000%, 12/01/27 - AMBAC Insured
            250   California State, General Obligation Bonds, Series 2002,           4/12 at 100.00           Baa1          246,905
                     5.250%, 4/01/30 - SYNCORA GTY Insured
              5   California State, General Obligation Bonds, Series 2004,           4/14 at 100.00              A            4,778
                     5.000%, 4/01/31 - AMBAC Insured
          7,495   California State, General Obligation Bonds, Series 2004,           4/14 at 100.00            AAA        8,538,529
                     5.000%, 4/01/31 (Pre-refunded 4/01/14) - AMBAC Insured
          2,910   Cathedral City Public Financing Authority, California, Tax         8/12 at 102.00              A        2,785,568
                     Allocation Bonds, Housing Set-Aside, Series 2002D, 5.000%,
                     8/01/26 - NPFG Insured
            250   Golden State Tobacco Securitization Corporation, California,       6/17 at 100.00            BBB          166,098
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-1, 5.125%, 6/01/47
          8,000   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00             A-        7,112,720
                     Tobacco Settlement Asset-Backed Revenue Bonds, Series
                     2005A, 5.000%, 6/01/35 - FGIC Insured
          2,500   Irvine Public Facilities and Infrastructure Authority,             9/13 at 100.00            N/R        2,358,975
                     California, Assessment Revenue Bonds, Series 2003C,
                     5.000%, 9/02/23 - AMBAC Insured
          4,000   Montara Sanitation District, California, General Obligation        8/11 at 101.00             A+        4,014,600
                     Bonds, Series 2003, 5.000%, 8/01/28 - FGIC Insured
                  Plumas County, California, Certificates of Participation,
                  Capital Improvement Program, Series 2003A:
          1,130      5.250%, 6/01/19 - AMBAC Insured                                 6/13 at 101.00             A-        1,154,442
          1,255      5.250%, 6/01/21 - AMBAC Insured                                 6/13 at 101.00             A-        1,270,273
          1,210   Redding Joint Powers Financing Authority, California, Lease        3/13 at 100.00              A        1,215,735
                     Revenue Bonds, Capital Improvement Projects, Series 2003A,
                     5.000%, 3/01/23 - AMBAC Insured
          3,750   Sacramento Municipal Utility District, California, Electric        8/13 at 100.00             A+        3,763,838
                     Revenue Bonds, Series 2003R, 5.000%, 8/15/28 - NPFG Insured
          1,500   San Diego Community College District, California, General          5/13 at 100.00            AAA        1,533,810
                     Obligation Bonds, Series 2003A, 5.000%, 5/01/28 - FSA
                     Insured
          1,055   Turlock Irrigation District, California, Certificates of           1/13 at 100.00              A        1,057,374
                     Participation, Series 2003A, 5.000%, 1/01/28 - NPFG Insured
          6,300   University of California, Revenue Bonds, Multi-Purpose             5/13 at 100.00             AA        6,388,578
                     Projects, Series 2003A, 5.000%, 5/15/33 - AMBAC Insured
                     (UB)
------------------------------------------------------------------------------------------------------------------------------------
         67,910   Total California                                                                                       66,130,924
------------------------------------------------------------------------------------------------------------------------------------

76 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 4.9% (3.3% OF TOTAL INVESTMENTS)
                  Bowles Metropolitan District, Colorado, General Obligation
                  Bonds, Series 2003:
$         4,300      5.500%, 12/01/23 - FSA Insured                                 12/13 at 100.00            AAA   $    4,489,673
          3,750      5.500%, 12/01/28 - FSA Insured                                 12/13 at 100.00            AAA        3,864,413
          1,450   Colorado Educational and Cultural Facilities Authority,            8/14 at 100.00              A        1,455,365
                     Charter School Revenue Bonds, Peak-to-Peak Charter School,
                     Series 2004, 5.250%, 8/15/24 - SYNCORA GTY Insured
          4,500   Colorado Health Facilities Authority, Colorado, Revenue            4/18 at 100.00            AAA        4,695,930
                     Bonds, Catholic Health Initiatives, Series 2006C-1, Trust
                     1090, 14.965%, 10/01/41 - FSA Insured (IF)
          3,000   E-470 Public Highway Authority, Colorado, Senior Revenue             No Opt. Call              A          738,780
                     Bonds, Series 2000B, 0.000%, 9/01/30 - NPFG Insured
          2,900   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,        No Opt. Call              A          524,755
                     Series 2004A, 0.000%, 9/01/34 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         19,900   Total Colorado                                                                                         15,768,916
------------------------------------------------------------------------------------------------------------------------------------
                  DISTRICT OF COLUMBIA - 0.6% (0.4% OF TOTAL INVESTMENTS)
          7,000   Metropolitan Washington DC Airports Authority, Virginia,             No Opt. Call            AAA        1,311,170
                     Dulles Toll Road Revenue Bonds, Series 2009B, 0.000%,
                     10/01/36 - AGC Insured
            665   Washington Convention Center Authority, District of Columbia,     10/16 at 100.00            AAA          617,379
                     Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                     Residuals 1606, 11.582%, 10/01/30 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
          7,665   Total District of Columbia                                                                              1,928,549
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 23.6% (15.9% OF TOTAL INVESTMENTS)
          1,000   Bay County, Florida, Water System Revenue Bonds, Series 2005,      9/15 at 100.00             A3        1,021,750
                     5.000%, 9/01/25 - AMBAC Insured
                  Clay County, Florida, Utility System Revenue Bonds, Series
                  2007:
          1,500      5.000%, 11/01/27 - SYNCORA GTY Insured (UB)                    11/17 at 100.00            AAA        1,566,345
          3,000      5.000%, 11/01/32 - SYNCORA GTY Insured (UB)                    11/17 at 100.00            AAA        3,064,080
            400   Collier County, Florida, Capital Improvement Revenue Bonds,       10/14 at 100.00             AA          415,336
                     Series 2005, 5.000%, 10/01/23 - NPFG Insured
          1,000   Escambia County, Florida, Sales Tax Revenue Refunding Bonds,      10/12 at 101.00             A+        1,108,530
                     Series 2002, 5.250%, 10/01/17 - AMBAC Insured
          1,525   Fernandina Beach, Florida, Utility Acquisition and                 9/13 at 100.00              A        1,555,805
                     Improvement Revenue Bonds, Series 2003, 5.000%, 9/01/23 -
                     FGIC Insured
            500   Flagler County, Florida, Capital Improvement Revenue Bonds,       10/15 at 100.00              A          502,010
                     Series 2005, 5.000%, 10/01/30 - NPFG Insured
            260   Florida Housing Finance Agency, GNMA Collateralized Home             No Opt. Call            AAA          282,230
                     Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%,
                     11/01/17
          2,500   Florida State Board of Education, Public Education Capital         6/18 at 101.00            AAA        2,877,600
                     Outlay Bonds, Series 2008, Trust 2929, 17.020%, 6/01/38 -
                     AGC Insured (IF)
          2,240   FSU Financial Assistance Inc., Florida, General Revenue              No Opt. Call             A1        2,448,253
                     Bonds, Educational and Athletic Facilities Improvements,
                     Series 2004, 5.000%, 10/01/14 - AMBAC Insured
          2,000   Greater Orlando Aviation Authority, Florida, Airport              10/12 at 100.00            AAA        2,020,680
                     Facilities Revenue Bonds, Series 2002A, 5.125%, 10/01/32 -
                     FSA Insured
            105   Greater Orlando Aviation Authority, Florida, Airport              10/13 at 100.00            AAA          110,916
                     Facilities Revenue Refunding Bonds, Series 2003A, 5.000%,
                     10/01/17 - FSA Insured
            350   Halifax Hospital Medical Center, Florida, Revenue Bonds,           6/18 at 100.00            AAA          350,931
                     Series 2006, 5.500%, 6/01/38 - FSA Insured
          1,300   Highlands County Health Facilities Authority, Florida,            11/15 at 100.00             A1        1,215,669
                     Hospital Revenue Bonds, Adventist Health System, Series
                     2005D, 5.000%, 11/15/35 - NPFG Insured
            180   Highlands County Health Facilities Authority, Florida,            11/15 at 100.00         A1 (4)          205,879
                     Hospital Revenue Bonds, Adventist Health System, Series
                     2005D, 5.000%, 11/15/35 (Pre-refunded 11/15/15) - NPFG
                     Insured
          3,500   Highlands County Health Facilities Authority, Florida,            11/13 at 100.00        N/R (4)        4,013,030
                     Hospital Revenue Bonds, Adventist Health System/Sunbelt
                     Obligated Group, Series 2003D, 5.875%, 11/15/29
                     (Pre-refunded 11/15/13)
          1,500   Hillsborough County School Board, Florida, Certificates of         7/13 at 100.00            AA-        1,512,390
                     Participation, Series 2003, 5.000%, 7/01/29 - NPFG Insured
          2,270   Jacksonville, Florida, Local Government Sales Tax Revenue         10/12 at 100.00            AA+        2,440,432
                     Refunding and Improvement Bonds, Series 2002, 5.375%,
                     10/01/18 - FGIC Insured

                                                           Nuveen Investments 77

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA (continued)
$         2,265   Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B,       10/12 at 100.00            N/R   $    2,282,010
                     5.000%, 10/01/20 - AMBAC Insured
          1,730   Lee County, Florida, Transportation Facilities Revenue Bonds,     10/14 at 100.00             A-        1,752,490
                     Series 2004B, 5.000%, 10/01/22 - AMBAC Insured
            500   Lee Memorial Health System, Florida, Hospital Revenue Bonds,       4/17 at 100.00              A          471,675
                     Series 2007A, 5.000%, 4/01/32 - NPFG Insured
          3,000   Marco Island, Florida, Water Utility System Revenue Bonds,        10/13 at 100.00              A        3,030,690
                     Series 2003, 5.000%, 10/01/27 - NPFG Insured
          2,000   Miami-Dade County, Florida, Water and Sewer System Revenue         4/10 at 101.00             A+        2,018,120
                     Bonds, Series 1999A, 5.000%, 10/01/29 - FGIC Insured
            500   Miami-Dade County, Florida, Water and Sewer System Revenue           No Opt. Call            AAA          553,765
                     Bonds, Series 2008B, 5.250%, 10/01/22 - FSA Insured
            500   North Port, Florida, Utility System Revenue Bonds, Series         10/10 at 101.00        Aa3 (4)          526,235
                     2000, 5.000%, 10/01/25 (Pre-refunded 10/01/10) - FSA
                     Insured
          2,000   Orange County, Florida, Sales Tax Revenue Bonds, Series            1/13 at 100.00             AA        2,129,880
                     2002A, 5.125%, 1/01/17 - FGIC Insured
          1,500   Orange County, Florida, Sales Tax Revenue Bonds, Series            1/13 at 100.00             AA        1,511,010
                     2002B, 5.125%, 1/01/32 - FGIC Insured
          3,370   Osceola County School Board, Florida, Certificates of              6/12 at 101.00         A2 (4)        3,724,591
                     Participation, Series 2002A, 5.125%, 6/01/20 (Pre-refunded
                     6/01/12) - AMBAC Insured
          3,335   Palm Bay, Florida, Local Optional Gas Tax Revenue Bonds,          10/14 at 100.00            AA-        3,583,291
                     Series 2004, 5.250%, 10/01/20 - NPFG Insured
          1,095   Palm Bay, Florida, Utility System Revenue Bonds, Series 2004,     10/14 at 100.00              A        1,176,523
                     5.250%, 10/01/20 - NPFG Insured
          2,670   Palm Beach County School Board, Florida, Certificates of           8/12 at 100.00            AAA        2,693,015
                     Participation, Series 2002D, 5.000%, 8/01/28 - FSA Insured
          1,950   Palm Beach County School Board, Florida, Certificates of           8/12 at 100.00            AAA        2,167,796
                     Participation, Series 2002D, 5.250%, 8/01/20 (Pre-refunded
                     8/01/12) - FSA Insured
                  Pinellas County Health Facilities Authority, Florida, Revenue
                  Bonds, Baycare Health System, Series 2003:
          2,800      5.750%, 11/15/27 (Pre-refunded 5/15/13)                         5/13 at 100.00        Aa3 (4)        3,206,868
          3,000      5.500%, 11/15/27 (Pre-refunded 5/15/13)                         5/13 at 100.00        Aa3 (4)        3,410,160
          1,000   Port Saint Lucie, Florida, Special Assessment Revenue Bonds,       7/17 at 100.00              A          889,390
                     Southwest Annexation District 1B, Series 2007, 5.000%,
                     7/01/33 - NPFG Insured
          2,115   Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series           9/13 at 100.00             A+        2,130,989
                     2003, 5.000%, 9/01/23 - NPFG Insured
          1,500   Port St. Lucie, Florida, Stormwater Utility System Revenue         5/12 at 100.00              A        1,507,695
                     Refunding Bonds, Series 2002, 5.000%, 5/01/23 - NPFG
                     Insured
            225   Port St. Lucie, Florida, Utility System Revenue Bonds,             9/18 at 100.00            AAA          232,322
                     Refunding Series 2009, 5.250%, 9/01/35 - AGC Insured
          1,500   South Miami Health Facilities Authority, Florida, Hospital         2/13 at 100.00            Aaa        1,678,620
                     Revenue Bonds, Baptist Health Systems of South Florida,
                     Series 2003, 5.200%, 11/15/28 (Pre-refunded 2/01/13)
          1,730   St. John's County, Florida, Sales Tax Revenue Bonds, Series       10/14 at 100.00             A+        1,783,128
                     2004A, 5.000%, 10/01/24 - AMBAC Insured
          4,000   St. Lucie County School Board, Florida, Certificates of            7/14 at 100.00            AAA        4,095,000
                     Participation, Master Lease Program, Series 2004A, 5.000%,
                     7/01/24 - FSA Insured
          1,200   Tamarac, Florida, Utility System Revenue Bonds, Series 2009,      10/19 at 100.00            AAA        1,188,912
                     5.000%, 10/01/39
          1,250   Volusia County Educational Facilities Authority, Florida,         10/13 at 100.00           BBB-        1,186,038
                     Revenue Refunding Bonds, Embry-Riddle Aeronautical
                     University, Series 2003, 5.200%, 10/15/33 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
         71,865   Total Florida                                                                                          75,642,079
------------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 2.0% (1.4% OF TOTAL INVESTMENTS)
          3,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series      11/19 at 100.00            AAA        3,038,220
                     2009B, 5.375%, 11/01/39 - FSA Insured
          1,410   DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series     10/16 at 100.00            AAA        1,463,777
                     2006A, 5.000%, 10/01/35 - FSA Insured
          1,825   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales       1/13 at 100.00        AA+ (4)        2,028,853
                     Tax Revenue Bonds, Second Indenture Series 2002, 5.000%,
                     7/01/32 (Pre-refunded 1/01/13) - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
          6,235   Total Georgia                                                                                           6,530,850
------------------------------------------------------------------------------------------------------------------------------------

78 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 2.8% (1.9% OF TOTAL INVESTMENTS)
                  Cook County School District 145, Arbor Park, Illinois, General
                  Obligation Bonds, Series 2004:
$         1,635      5.125%, 12/01/20 - FSA Insured                                 12/14 at 100.00            Aa3   $    1,729,323
          1,465      5.125%, 12/01/23 - FSA Insured                                 12/14 at 100.00            Aa3        1,529,973
                  Cook County School District 145, Arbor Park, Illinois, General
                  Obligation Bonds, Series 2004:
          1,650      5.125%, 12/01/20 - FSA Insured (ETM)                           12/14 at 100.00        Aa3 (4)        1,782,017
          1,475      5.125%, 12/01/23 - FSA Insured (ETM)                           12/14 at 100.00        Aa3 (4)        1,572,085
          2,500   Illinois Health Facilities Authority, Revenue Bonds, Lake          7/13 at 100.00             A-        2,463,875
                     Forest Hospital, Series 2003, 5.250%, 7/01/23
------------------------------------------------------------------------------------------------------------------------------------
          8,725   Total Illinois                                                                                          9,077,273
------------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 7.3% (4.9% OF TOTAL INVESTMENTS)
          2,500   Evansville, Indiana, Sewerage Works Revenue Refunding Bonds,       7/13 at 100.00             A3        2,518,150
                     Series 2003A, 5.000%, 7/01/23 - AMBAC Insured
          2,190   Indiana Bond Bank, Advance Purchase Funding Bonds, Common          8/13 at 100.00              A        2,209,885
                     School Fund, Series 2003B, 5.000%, 8/01/19 - NPFG Insured
          1,860   Indiana Municipal Power Agency, Power Supply Revenue Bonds,        1/17 at 100.00             A+        1,848,077
                     Series 2007A, 5.000%, 1/01/42 - NPFG Insured
          1,000   Indiana University, Student Fee Revenue Bonds, Series 2003O,       8/13 at 100.00            Aa1        1,055,120
                     5.000%, 8/01/22 - FGIC Insured
                  IPS Multi-School Building Corporation, Indiana, First Mortgage
                  Revenue Bonds, Series 2003:
         11,020      5.000%, 7/15/19 (Pre-refunded 7/15/13) - NPFG Insured           7/13 at 100.00         AA (4)       12,434,417
          3,000      5.000%, 7/15/20 (Pre-refunded 7/15/13) - NPFG Insured           7/13 at 100.00         AA (4)        3,385,050
------------------------------------------------------------------------------------------------------------------------------------
         21,570   Total Indiana                                                                                          23,450,699
------------------------------------------------------------------------------------------------------------------------------------
                  KANSAS - 1.6% (1.1% OF TOTAL INVESTMENTS)
          5,000   Kansas Development Finance Authority, Board of Regents,            4/13 at 102.00             AA        5,236,450
                     Revenue Bonds, Scientific Research and Development
                     Facilities Projects, Series 2003C, 5.000%, 10/01/22 - AMBAC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
                  KENTUCKY - 0.4% (0.2% OF TOTAL INVESTMENTS)
            985   Kentucky State Property and Buildings Commission, Revenue          8/13 at 100.00        Aa3 (4)        1,112,558
                     Refunding Bonds, Project 77, Series 2003, 5.000%, 8/01/23
                     (Pre-refunded 8/01/13) - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 1.8% (1.2% OF TOTAL INVESTMENTS)
          5,785   New Orleans, Louisiana, General Obligation Refunding Bonds,       12/12 at 100.00           Baa3        5,810,801
                     Series 2002, 5.300%, 12/01/27 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 0.4% (0.2% OF TOTAL INVESTMENTS)
          1,125   Massachusetts Development Finance Authority, Revenue Bonds,        9/13 at 100.00             A1        1,157,839
                     Middlesex School, Series 2003, 5.125%, 9/01/23
------------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 9.9% (6.7% OF TOTAL INVESTMENTS)
          6,130   Detroit, Michigan, Senior Lien Water Supply System Revenue         7/13 at 100.00         A+ (4)        6,866,274
                     Bonds, Series 2003A, 5.000%, 7/01/23 (Pre-refunded 7/01/13)
                     - NPFG Insured
          4,465   Detroit, Michigan, Senior Lien Water Supply System Revenue         7/13 at 100.00             A+        4,513,892
                     Refunding Bonds, Series 2003C, 5.000%, 7/01/22 - NPFG
                     Insured
          1,000   Michigan State Hospital Finance Authority, Revenue Bonds,         12/16 at 100.00             AA          998,630
                     Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31
                     (UB)
         10,800   Michigan Strategic Fund, Limited Obligation Resource Recovery     12/12 at 100.00           Baa1       10,614,780
                     Revenue Refunding Bonds, Detroit Edison Company, Series
                     2002D, 5.250%, 12/15/32 - SYNCORA GTY Insured
          2,250   Romulus Community Schools, Wayne County, Michigan, General         5/11 at 100.00            AA-        2,310,818
                     Obligation Refunding Bonds, Series 2001, 5.250%, 5/01/25
          6,500   Wayne County, Michigan, Limited Tax General Obligation Airport    12/11 at 101.00              A        6,408,090
                     Hotel Revenue Bonds, Detroit Metropolitan Wayne County
                     Airport, Series 2001A, 5.000%, 12/01/30 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         31,145   Total Michigan                                                                                         31,712,484
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 79

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 1.0% (0.7% OF TOTAL INVESTMENTS)
$           240   Clay County Public School District 53, Liberty, Missouri,          3/14 at 100.00            AAA   $      257,568
                     General Obligation Bonds, Series 2004, 5.250%, 3/01/24 -
                     FSA Insured
            215   Clay County Public School District 53, Liberty, Missouri,          3/14 at 100.00            AAA          231,746
                     General Obligation Bonds, Series 2004, 5.250%, 3/01/23 -
                     FSA Insured
                  Clay County Public School District 53, Liberty, Missouri,
                  General Obligation Bonds, Series 2004:
          1,110      5.250%, 3/01/23 (Pre-refunded 3/01/14) - FSA Insured            3/14 at 100.00            AAA        1,269,618
          1,260      5.250%, 3/01/24 (Pre-refunded 3/01/14) - FSA Insured            3/14 at 100.00            AAA        1,441,188
------------------------------------------------------------------------------------------------------------------------------------
          2,825   Total Missouri                                                                                          3,200,120
------------------------------------------------------------------------------------------------------------------------------------
                  NEBRASKA - 1.6% (1.1% OF TOTAL INVESTMENTS)
          5,000   Lincoln, Nebraska, Sanitary Sewerage System Revenue Refunding      6/13 at 100.00            AA+        5,151,950
                     Bonds, Series 2003, 5.000%, 6/15/28 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
                  NEW MEXICO - 0.7% (0.4% OF TOTAL INVESTMENTS)
          1,975   New Mexico State University, Revenue Bonds, Series 2004,           4/14 at 100.00             AA        2,136,022
                     5.000%, 4/01/19 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 10.1% (6.8% OF TOTAL INVESTMENTS)
          2,020   Hudson Yards Infrastructure Corporation, New York, Revenue         2/17 at 100.00              A        1,703,365
                     Bonds, Series 2006A, 4.500%, 2/15/47 - NPFG Insured
         25,000   Metropolitan Transportation Authority, New York,                  11/12 at 100.00              A       25,146,500
                     Transportation Revenue Refunding Bonds, Series 2002F,
                     5.000%, 11/15/31 - NPFG Insured
          1,850   New York State Urban Development Corporation, Service              3/15 at 100.00            AAA        1,939,318
                     Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/25 -
                     FSA Insured (UB)
          3,335   New York State Urban Development Corporation, State Personal       3/17 at 100.00            AAA        3,563,581
                     Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W,
                     13.124%, 3/15/37 (IF)
------------------------------------------------------------------------------------------------------------------------------------
         32,205   Total New York                                                                                         32,352,764
------------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 2.0% (1.4% OF TOTAL INVESTMENTS)
          8,700   North Carolina Medical Care Commission, Revenue Bonds, Maria      10/13 at 100.00           BBB-        6,503,597
                     Parham Medical Center, Series 2003, 5.375%, 10/01/33 -
                     RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 0.8% (0.5% OF TOTAL INVESTMENTS)
                  Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                  Settlement Asset-Backed Revenue  Bonds, Senior Lien,
                  Series 2007A-2:
             65      5.125%, 6/01/24                                                 6/17 at 100.00            BBB           57,893
            710      5.875%, 6/01/30                                                 6/17 at 100.00            BBB          617,962
            685      5.750%, 6/01/34                                                 6/17 at 100.00            BBB          576,051
          1,570      5.875%, 6/01/47                                                 6/17 at 100.00            BBB        1,163,244
------------------------------------------------------------------------------------------------------------------------------------
          3,030   Total Ohio                                                                                              2,415,150
------------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 0.3% (0.2% OF TOTAL INVESTMENTS)
          1,000   Oklahoma Capitol Improvement Authority, State Facilities           7/15 at 100.00             AA        1,030,260
                     Revenue Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
                  OREGON - 2.5% (1.7% OF TOTAL INVESTMENTS)
          8,350   Oregon Health Sciences University, Revenue Bonds, Series           1/13 at 100.00              A        7,915,714
                     2002A, 5.000%, 7/01/32 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 7.4% (5.0% OF TOTAL INVESTMENTS)
          3,000   Lehigh County General Purpose Authority, Pennsylvania,             8/13 at 100.00            AAA        3,430,560
                     Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                     Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)
          3,500   Pennsylvania Turnpike Commission, Turnpike Subordinate             6/26 at 100.00            AAA        2,548,980
                     Revenue Bonds, Series 2009C, 0.000%, 6/01/33 - FSA Insured
          2,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General       8/13 at 100.00            AAA        2,000,520
                     Ordinance, Fourth Series 1998, 5.000%, 8/01/32 - FSA
                     Insured
            925   Philadelphia, Pennsylvania, Water and Wastewater Revenue           1/10 at 100.00            AAA          953,860
                     Bonds, Series 1997A, 5.125%, 8/01/27 - AMBAC Insured (ETM)
         13,000   State Public School Building Authority, Pennsylvania, Lease        6/13 at 100.00            AAA       14,633,580
                     Revenue Bonds, Philadelphia School District, Series 2003,
                     5.000%, 6/01/33 (Pre-refunded 6/01/13) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         22,425   Total Pennsylvania                                                                                     23,567,500
------------------------------------------------------------------------------------------------------------------------------------

80 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 0.8% (0.5% OF TOTAL INVESTMENTS)
$         1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,         7/12 at 101.00            AAA   $    1,120,520
                     Series 2002II, 5.125%, 7/01/26 (Pre-refunded 7/01/12) -
                     FSA Insured
         10,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax               No Opt. Call            AA-        1,356,900
                     Revenue Bonds, Series 2007A, 0.000%, 8/01/43 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         11,000   Total Puerto Rico                                                                                       2,477,420
------------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 5.6% (3.8% OF TOTAL INVESTMENTS)
          5,000   Florence County, South Carolina, Hospital Revenue Bonds,          11/14 at 100.00            AAA        5,148,250
                     McLeod Regional Medical Center, Series 2004A, 5.250%,
                     11/01/23 - FSA Insured
                  Greenville County School District, South Carolina,
                  Installment Purchase Revenue Bonds, Series 2003:
          3,000      5.000%, 12/01/22 (UB)                                          12/13 at 100.00             AA        3,080,640
          1,785      5.000%, 12/01/23 (UB)                                          12/13 at 100.00             AA        1,829,286
          8,000   South Carolina Transportation Infrastructure Bank, Revenue        10/12 at 100.00             A1        8,034,160
                     Bonds, Series 2002A, 5.000%, 10/01/33 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         17,785   Total South Carolina                                                                                   18,092,336
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 10.1% (6.9% OF TOTAL INVESTMENTS)
          7,975   Fort Bend Independent School District, Fort Bend County,           8/10 at 100.00            AAA        8,191,601
                     Texas, General Obligation Bonds, Series 2000, 5.000%,
                     8/15/25
                  Grand Prairie Independent School District, Dallas County,
                  Texas, General Obligation Bonds, Series 2003:
          1,660      5.375%, 2/15/26 (Pre-refunded 2/15/13) - FSA Insured            2/13 at 100.00            AAA        1,871,798
         12,500      5.125%, 2/15/31 (Pre-refunded 2/15/13) - FSA Insured            2/13 at 100.00            AAA       13,994,625
          2,000   Houston, Texas, First Lien Combined Utility System Revenue         5/14 at 100.00             AA        2,098,280
                     Bonds, Series 2004A, 5.250%, 5/15/25 - NPFG Insured
          5,515   Houston, Texas, General Obligation Refunding Bonds, Series         3/12 at 100.00             AA        5,885,387
                     2002, 5.250%, 3/01/20 - NPFG Insured
            465   Katy Independent School District, Harris, Fort Bend and            2/12 at 100.00            AAA          486,209
                     Waller Counties, Texas, General Obligation Bonds, Series
                     2002A, 5.125%, 2/15/18
------------------------------------------------------------------------------------------------------------------------------------
         30,115   Total Texas                                                                                            32,527,900
------------------------------------------------------------------------------------------------------------------------------------
                  VIRGINIA - 0.5% (0.3% OF TOTAL INVESTMENTS)
          1,500   Hampton, Virginia, Revenue Bonds, Convention Center Project,       1/13 at 100.00             A1        1,523,580
                     Series 2002, 5.125%, 1/15/28 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 9.5% (6.4% OF TOTAL INVESTMENTS)
          4,945   Broadway Office Properties, King County, Washington, Lease        12/12 at 100.00            AAA        5,013,884
                     Revenue Bonds, Washington Project, Series 2002, 5.000%,
                     12/01/31 - NPFG Insured
          5,250   Chelan County Public Utility District 1, Washington, Hydro         7/12 at 100.00             AA        5,314,208
                     Consolidated System Revenue Bonds, Series 2002C, 5.125%,
                     7/01/33 - AMBAC Insured
          5,000   King County, Washington, Sewer Revenue Bonds, Series 2006-2,       1/17 at 100.00            AAA        5,547,450
                     Trust 1200, 13.103%, 1/01/31 - FSA Insured (IF)
          2,135   Kitsap County Consolidated Housing Authority, Washington,          7/13 at 100.00             A1        2,176,398
                     Revenue Bonds, Bremerton Government Center, Series 2003,
                     5.000%, 7/01/23 - NPFG Insured
          1,935   Pierce County School District 343, Dieringer, Washington,          6/13 at 100.00            Aa1        2,137,323
                     General Obligation Refunding Bonds, Series 2003, 5.250%,
                     12/01/17 - FGIC Insured
          9,670   Washington State, General Obligation Bonds, Series 2003D,          6/13 at 100.00            AA+       10,124,683
                     5.000%, 12/01/21 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         28,935   Total Washington                                                                                       30,313,946
------------------------------------------------------------------------------------------------------------------------------------
                  WEST VIRGINIA - 1.0% (0.7% OF TOTAL INVESTMENTS)
          3,000   West Virginia State Building Commission, Lease Revenue               No Opt. Call            N/R        3,253,110
                     Refunding Bonds, Regional Jail and Corrections Facility,
                     Series 1998A, 5.375%, 7/01/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 5.5% (3.7% OF TOTAL INVESTMENTS)
          1,190   Sun Prairie Area School District, Dane County, Wisconsin,          3/14 at 100.00            Aa3        1,315,747
                     General Obligation Bonds, Series 2004C, 5.250%, 3/01/24 -
                     FSA Insured
          4,605   Wisconsin Health and Educational Facilities Authority,             9/13 at 100.00       BBB+ (4)        5,312,420
                     Revenue Bonds, Franciscan Sisters of Christian Charity
                     Healthcare Ministry, Series 2003A, 5.875%, 9/01/33
                     (Pre-refunded 9/01/13)

                                                           Nuveen Investments 81

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN (continued)
$         3,000   Wisconsin Health and Educational Facilities Authority,               No Opt. Call             A1   $    3,234,510
                     Revenue Bonds, Meriter Hospital Inc., Series 1992A,
                     6.000%, 12/01/22 - FGIC Insured
          3,600   Wisconsin Health and Educational Facilities Authority,             8/13 at 100.00           BBB+        3,027,277
                     Revenue Bonds, Wheaton Franciscan Services Inc., Series
                     2003A, 5.125%, 8/15/33
          4,750   Wisconsin Health and Educational Facilities Authority,             2/10 at 101.00              A        4,758,265
                     Revenue Refunding Bonds, Wausau Hospital Inc., Series
                     1998A, 5.125%, 8/15/20 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         17,145   Total Wisconsin                                                                                        17,648,219
------------------------------------------------------------------------------------------------------------------------------------
$       481,730   Total Long-Term Investments (cost $460,350,970) - 147.1%                                              471,555,537
===============---------------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 1.2% (0.8% OF TOTAL INVESTMENTS)
                  CALIFORNIA - 1.2% (0.8% OF TOTAL INVESTMENTS)
$         3,790   Westminster Redevelopment Agency, Orange County, California,      11/19 at 100.00            A-1        3,790,000
                     Westminster Commercial Redevelopment Project 1, Tax
                     Allocation Bonds, Variable Rate Demand Obligations, Tender
                     Option Bond Trust 3009, 0.210%, 11/01/45 - AGC Insured (5)
===============---------------------------------------------------------------------------------------------------------------------
                  Total Short-Term Investments (cost $3,790,000)                                                          3,790,000
                  ------------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $464,140,970) - 148.3%                                                        475,345,537
                  ------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (4.1)%                                                                    (13,040,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.2%                                                                    7,031,337
                  ------------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (46.4)%                                        (148,750,000)
                     (6)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                      $  320,586,874
                  ==================================================================================================================

      At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.3%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

82 Nuveen Investments

| Statement of
| Assets & Liabilities October 31, 2009

                                                                              INSURED            INSURED            PREMIER
                                                                              QUALITY        OPPORTUNITY     INSURED INCOME
                                                                                 (NQI)              (NIO)              (NIF)
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $822,132,451, $2,102,501,409 and
   $413,684,963, respectively)                                        $   812,346,224    $ 2,129,287,805    $   422,940,908
Cash                                                                        1,811,377         10,773,888          1,631,451
Cash equivalents (1)                                                               --                 --                 --
Receivables:
   Dividends and Interest                                                  11,887,695         32,596,801          6,715,944
   Investments sold                                                         2,910,000          5,020,542          5,250,000
Deferred offering costs                                                            --                 --                 --
Other assets                                                                  197,750            445,249            102,422
----------------------------------------------------------------------------------------------------------------------------
   Total assets                                                           829,153,046      2,178,124,285        436,640,725
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                     --                 --                 --
Floating rate obligations                                                  59,145,000        134,833,333         25,665,000
Payables:
   Investments purchased                                                           --                 --                 --
   Auction Rate Preferred shares noticed for redemption, at
     liquidation value                                                             --                 --                 --
   Auction Rate Preferred share dividends                                      12,663             26,862              5,848
   Common share dividends                                                   2,213,554          6,682,224          1,132,759
   Interest                                                                        --                 --                 --
   Offering costs                                                                  --                 --                 --
MuniFund Term Preferred shares, at liquidation value                               --                 --                 --
Variable Rate Demand Preferred shares, at liquidation value                        --                 --                 --
Accrued expenses:
   Management fees                                                            425,289          1,105,358            232,914
   Other                                                                      290,080          1,157,620            167,590
----------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                       62,086,586        143,805,397         27,204,111
----------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                       245,850,000        675,475,000        130,125,000
----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                $   521,216,460    $ 1,358,843,888    $   279,311,614
============================================================================================================================
Common shares outstanding                                                  38,306,830         95,589,803         19,419,608
============================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)            $         13.61    $         14.22    $         14.38
============================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                               $       383,068    $       955,898    $       194,196
Paid-in surplus                                                           537,282,110      1,333,678,460        270,100,153
Undistributed (Over-distribution of) net investment income                  5,239,968         13,750,540          3,446,640
Accumulated net realized gain (loss) from investments and
   derivative transactions                                                (11,902,459)       (16,327,406)        (3,685,320)
Net unrealized appreciation (depreciation) of investments                  (9,786,227)        26,786,396          9,255,945
----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                $   521,216,460    $ 1,358,843,888    $   279,311,614
============================================================================================================================
Authorized shares:
   Common                                                                 200,000,000        200,000,000        200,000,000
   Auction Rate Preferred                                                   1,000,000          1,000,000          1,000,000
   Variable Rate Demand Preferred                                                  --                 --                 --
   MuniFund Term Preferred                                                         --                 --                 --
============================================================================================================================

(1) Segregated for the payment of Auction Rate Preferred shares noticed for redemption.

See accompanying notes to financial statements.

                                                           Nuveen Investments 83

| Statement of
| Assets & Liabilities (continued) October 31, 2009

                                                                                                 INSURED            INSURED
                                                                              INSURED           DIVIDEND           TAX-FREE
                                                                     PREMIUM INCOME 2          ADVANTAGE          ADVANTAGE
                                                                                 (NPX)              (NVG)              (NEA)
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $748,775,936, $639,498,137 and
   $464,140,970, respectively)                                       $    748,810,257    $   658,061,178    $   475,345,537
Cash                                                                               --          1,196,918          1,565,603
Cash equivalents(1)                                                                --        106,158,035                 --
Receivables:
   Dividends and Interest                                                  13,334,580         10,006,033          7,489,589
   Investments sold                                                         9,679,732          1,439,539                 --
Deferred offering costs                                                     2,465,742          1,861,870                 --
Other assets                                                                   50,057            128,632            139,217
----------------------------------------------------------------------------------------------------------------------------
   Total assets                                                           774,340,368        778,852,205        484,539,946
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                              1,033,897                 --                 --
Floating rate obligations                                                  57,980,000         28,413,334         13,040,000
Payables:
   Investments purchased                                                    9,639,100                 --                 --
   Auction Rate Preferred shares noticed for redemption, at
     liquidation value                                                             --        106,125,000                 --
   Auction Rate Preferred share dividends                                          --              8,489              5,941
   Common share dividends                                                   2,048,944          2,024,442          1,648,773
   Interest                                                                        --            106,200                 --
   Offering costs                                                                  --            524,637                 --
MuniFund Term Preferred shares, at liquidation value                               --        108,000,000                 --
Variable Rate Demand Preferred shares, at liquidation value               219,000,000                 --                 --
Accrued expenses:
   Management fees                                                            397,907            277,368            201,939
   Other                                                                      171,782            215,246            306,419
----------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                      290,271,630        245,694,716         15,203,072
----------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                                --         91,950,000        148,750,000
----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                               $    484,068,738    $   441,207,489    $   320,586,874
============================================================================================================================
Common shares outstanding                                                  37,353,512         29,802,900         22,234,602
============================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)           $          12.96    $         14.80    $         14.42
============================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                              $        373,535    $       298,029    $       222,346
Paid-in surplus                                                           500,123,401        424,847,204        316,226,927
Undistributed (Over-distribution of) net investment income                  3,094,419          4,426,545          2,920,016
Accumulated net realized gain (loss) from investments and
   derivative transactions                                                (19,556,938)        (6,927,330)        (9,986,982)
Net unrealized appreciation (depreciation) of investments                      34,321         18,563,041         11,204,567
----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                               $    484,068,738    $   441,207,489    $   320,586,874
============================================================================================================================
Authorized shares:
   Common                                                                   Unlimited          Unlimited          Unlimited
   Auction Rate Preferred                                                   Unlimited          Unlimited          Unlimited
   Variable Rate Demand Preferred                                           Unlimited                 --                 --
   MuniFund Term Preferred                                                         --          Unlimited                 --
============================================================================================================================

(1) Segregated for the payment of Auction Rate Preferred shares noticed for redemption.

                                 See accompanying notes to financial statements.

84 Nuveen Investments

| Statement of
| Operations Year Ended October 31, 2009

                                                                              INSURED            INSURED            PREMIER
                                                                              QUALITY        OPPORTUNITY     INSURED INCOME
                                                                                 (NQI)              (NIO)              (NIF)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                     $    44,402,226    $    94,355,354    $    22,673,906
----------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                             4,744,278         10,510,630          2,634,726
Auction fees                                                                  525,206          1,191,951            283,733
Dividend disbursing agent fees                                                 50,000             66,632             30,000
Shareholders' servicing agent fees and expenses                                64,889            104,730             26,003
Interest expense and amortization of offering costs                           536,337          1,188,733            199,284
Liquidity fees                                                                     --                 --                 --
Custodian's fees and expenses                                                 134,278            296,671             78,134
Directors'/Trustees' fees and expenses                                         23,835             74,394             13,053
Professional fees                                                              62,580            124,034             38,934
Shareholders' reports - printing and mailing expenses                         128,862            277,333             72,880
Stock exchange listing fees                                                    13,128             28,143              9,215
Investor relations expense                                                     47,369            108,284             25,898
Other expenses                                                                 49,031             94,358             36,899
----------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement        6,379,793         14,065,893          3,448,759
   Custodian fee credit                                                       (28,225)           (62,226)           (13,576)
   Expense reimbursement                                                           --                 --                 --
----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                6,351,568         14,003,667          3,435,183
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      38,050,658         80,351,687         19,238,723
----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                             (3,961,756)         1,491,035            (28,901)
   Forward swaps                                                                   --                 --                 --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                             70,606,759        128,404,860         31,808,470
   Forward swaps                                                                   --                 --                 --
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                    66,645,003        129,895,895         31,779,569
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS
From net investment income                                                 (2,175,313)        (4,883,766)        (1,158,067)
----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Auction Rate Preferred shareholders                    (2,175,313)        (4,883,766)        (1,158,067)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                    $   102,520,348    $   205,363,816    $    49,860,225
============================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 85

| Statement of
| Operations (continued) October 31, 2009

                                                                                                 INSURED            INSURED
                                                                              INSURED           DIVIDEND           TAX-FREE
                                                                     PREMIUM INCOME 2          ADVANTAGE          ADVANTAGE
                                                                                 (NPX)              (NVG)              (NEA)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $     38,844,230    $    33,764,951    $    21,058,746
----------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                             4,334,948          4,043,119          2,459,768
Auction fees                                                                  222,040            428,068            259,205
Dividend disbursing agent fees                                                 17,733             30,000             20,401
Shareholders' servicing agent fees and expenses                                37,000              6,415              3,873
Interest expense and amortization of offering costs                         2,339,922            324,362            126,796
Liquidity fees                                                              1,694,236                 --                 --
Custodian's fees and expenses                                                 126,379            115,415             72,386
Directors'/Trustees' fees and expenses                                         21,291             20,212             16,829
Professional fees                                                              30,854             51,339             34,290
Shareholders' reports - printing and mailing expenses                         111,622             99,515             67,165
Stock exchange listing fees                                                    12,805              4,211              2,636
Investor relations expense                                                     42,659             38,905             22,727
Other expenses                                                                 24,255             33,391             39,990
----------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement        9,015,744          5,194,952          3,126,066
   Custodian fee credit                                                       (24,555)            (4,691)           (13,931)
   Expense reimbursement                                                           --         (1,096,924)          (644,019)
----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                8,991,189          4,093,337          2,468,116
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      29,853,041         29,671,614         18,590,630
----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                             (3,699,493)        (5,791,986)        (1,232,542)
   Forward swaps                                                                   --          5,000,000                 --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                             57,348,025         54,873,147         34,689,209
   Forward swaps                                                                   --         (1,124,391)                --
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                    53,648,532         52,956,770         33,456,667
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS
From net investment income                                                         --         (1,745,832)        (1,057,458)
----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Auction Rate Preferred shareholders                            --         (1,745,832)        (1,057,458)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                   $     83,501,573    $    80,882,552    $    50,989,839
============================================================================================================================

                                 See accompanying notes to financial statements.

86 Nuveen Investments

| Statement of
| Changes in Net Assets

                                                                     INSURED QUALITY (NQI)            INSURED OPPORTUNITY (NIO)
                                                              ---------------------------------   ---------------------------------
                                                                         YEAR              YEAR              YEAR              YEAR
                                                                        ENDED             ENDED             ENDED             ENDED
                                                                     10/31/09          10/31/08          10/31/09          10/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                         $    38,050,658   $    37,792,155   $    80,351,687   $    78,939,975
Net realized gain (loss) from:
   Investments                                                     (3,961,756)       (4,746,677)        1,491,035       (12,623,776)
   Forward swaps                                                           --                --                --                --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                     70,606,759      (115,993,313)      128,404,860      (199,798,296)
   Forward swaps                                                           --                --                --                --
Distributions to Auction Rate Preferred shareholders:
   From net investment income                                      (2,175,313)      (11,668,364)       (4,883,766)      (24,746,755)
   From accumulated net realized gains                                     --                --                --           (61,352)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                               102,520,348       (94,616,199)      205,363,816      (158,290,204)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                        (28,915,237)      (27,878,967)      (59,230,779)      (56,634,349)
From accumulated net realized gains                                        --                --                --          (154,162)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                      (28,915,237)      (27,878,967)      (59,230,779)      (56,788,511)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Issued in the Reorganization(1)                                         --                --       207,492,882                --
   Net proceeds from shares issued to shareholders due to
     reinvestment of distributions                                    148,339                --                --                --
   Cost of repurchases                                                     --                --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                             148,339                --       207,492,882                --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares                                                          73,753,450      (122,495,166)      353,625,919      (215,078,715)
Net assets applicable to Common shares at the beginning of
   year                                                           447,463,010       569,958,176     1,005,217,969     1,220,296,684
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year     $   521,216,460   $   447,463,010   $ 1,358,843,888   $ 1,005,217,969
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of year                                         $     5,239,968   $    (1,704,040)  $    13,750,540   $    (2,109,393)
====================================================================================================================================

(1) Common shares issued in the Reorganization of Nuveen Florida Premium Income Municipal Fund (NFL).

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 87

| Statement of
| Changes in Net Assets (continued)

                                                                       PREMIER INSURED                     INSURED PREMIUM
                                                                         INCOME (NIF)                       INCOME 2 (NPX)
                                                              ---------------------------------   ---------------------------------
                                                                         YEAR              YEAR              YEAR              YEAR
                                                                        ENDED             ENDED             ENDED             ENDED
                                                                     10/31/09          10/31/08          10/31/09          10/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                         $    19,238,723   $    18,677,152   $    29,853,041   $    30,045,285
Net realized gain (loss) from:
   Investments                                                        (28,901)       (2,431,194)       (3,699,493)       (7,350,763)
   Forward swaps                                                           --                --                --             5,200
Change in net unrealized appreciation (depreciation) of:
   Investments                                                     31,808,470       (43,684,607)       57,348,025       (79,485,056)
   Forward swaps                                                           --                --                --          (165,919)
Distributions to Auction Rate Preferred shareholders:
   From net investment income                                      (1,158,067)       (5,924,805)               --        (7,428,415)
   From accumulated net realized gains                                     --                --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                          49,860,225       (33,363,454)       83,501,573       (64,379,668)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                        (14,137,477)      (12,447,970)      (24,989,504)      (23,084,472)
From accumulated net realized gains                                        --                --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                      (14,137,477)      (12,447,970)      (24,989,504)    (23,084,472))
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Issued in the Reorganization                                            --                --                --                --
   Net proceeds from shares issued to shareholders due to
     reinvestment of distributions                                         --                --                --                --
   Cost of repurchases                                                     --                --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                  --                --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares                                                          35,722,748       (45,811,424)       58,512,069       (87,464,140)
Net assets applicable to Common shares at the beginning of
   year                                                           243,588,866       289,400,290       425,556,669       513,020,809
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year     $   279,311,614   $   243,588,866   $   484,068,738   $   425,556,669
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of year                                         $     3,446,640   $      (488,406)  $     3,094,419   $    (1,790,058)
====================================================================================================================================

88 Nuveen Investments

                                                                       INSURED DIVIDEND                   INSURED TAX-FREE
                                                                        ADVANTAGE (NVG)                    ADVANTAGE (NEA)
                                                              ---------------------------------   ---------------------------------
                                                                         YEAR              YEAR              YEAR              YEAR
                                                                        ENDED             ENDED             ENDED             ENDED
                                                                     10/31/09          10/31/08          10/31/09          10/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                         $    29,671,614   $    29,763,002   $    18,590,630   $    17,541,421
Net realized gain (loss) from:
   Investments                                                     (5,791,986)       (1,658,018)       (1,232,542)        1,751,437
   Forward swaps                                                    5,000,000                --                --                --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                     54,873,147       (66,810,547)       34,689,209       (44,503,698)
   Forward swaps                                                   (1,124,391)        1,124,391                --                --
Distributions to Auction Rate Preferred shareholders:
   From net investment income                                      (1,745,832)       (8,645,473)       (1,057,458)       (5,024,148)
   From accumulated net realized gains                                     --                --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                          80,882,552       (46,226,645)       50,989,839       (30,234,988)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                        (22,593,095)      (20,720,244)      (13,551,237)      (13,115,689)
From accumulated net realized gains                                        --                --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                           (22,593,095)      (20,720,244)      (13,551,237)      (13,115,689)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Issued in the Reorganization(2)                                         --                --        54,285,213                --
   Net proceeds from shares issued to shareholders due to
     reinvestment of distributions                                         --                --                --            34,771
   Cost of repurchases                                               (117,163)               --          (212,353)               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                            (117,163)               --        54,072,860            34,771
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares                                                          58,172,294       (66,946,889)       91,511,462       (43,315,906)
Net assets applicable to Common shares at the beginning of
   year                                                           383,035,195       449,982,084       229,075,412       272,391,318
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year     $   441,207,489   $   383,035,195   $   320,586,874   $   229,075,412
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of year                                         $     4,426,545   $      (853,988)  $     2,920,016   $    (1,056,455)
====================================================================================================================================

(2) Common shares issued in the Reorganization of Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF).

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 89

| Statement of
| Cash Flows Year ended October 31, 2009

                                                                                        INSURED           INSURED           INSURED
                                                                                        QUALITY       OPPORTUNITY  PREMIUM INCOME 2
                                                                                           (NQI)             (NIO)             (NPX)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES
   FROM OPERATIONS                                                            $   102,520,348    $   205,363,816   $     83,501,573
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash
   provided by (used in) operating activities:
   Purchases of investments                                                       (33,494,698)      (149,227,193)       (51,097,265)
   Proceeds from sales and maturities of investments                               49,494,596        134,298,263         56,234,011
   Proceeds from (Purchases of) short-term investments, net                        18,655,000         11,078,000         12,975,000
   Assets and liabilities acquired in the Reorganization                                   --         24,887,519                 --
   Amortization (Accretion) of premiums and discounts, net                           (705,789)        (5,378,973)          (136,678)
   (Increase) Decrease in receivable for dividends and interest                      (174,774)        (4,725,598)          (310,042)
   (Increase) Decrease in receivable for investments sold                          (2,595,000)        (4,460,542)        (9,629,700)
   (Increase) Decrease in other assets                                               (100,669)          (259,619)            25,808
   Increase (Decrease) in payable for investments purchased                                --         (5,214,363)         9,639,100
   Increase (Decrease) in payable for Auction Rate Preferred share
     dividends                                                                        (68,137)          (114,903)                --
   Increase (Decrease) in accrued management fees                                      30,342            262,825             58,264
   Increase (Decrease) in accrued other liabilities                                     8,587            596,823            (92,948)
   Net realized (gain) loss from investments                                        3,961,756         (1,491,035)         3,699,493
   Change in net unrealized (appreciation) depreciation of investments            (70,606,759)      (128,404,860)       (57,348,025)
   Taxes paid on undistributed capital gains                                              (73)              (435)            (7,310)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                             66,924,730         77,209,725         47,511,281
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in floating rate obligations                                    8,370,000         15,605,000        (23,965,000)
Increase (Decrease) in cash overdraft balance                                              --                 --          1,033,897
Cash distributions paid to Common shareholders                                    (28,540,465)       (56,685,394)       (24,651,955)
(Increase) Decrease in deferred offering costs                                             --                 --             49,352
Increase (Decrease) in payable for offering costs                                          --                 --           (252,314)
Increase (Decrease) in Auction Rate Preferred shares, at liquidation
   value                                                                          (52,575,000)       (50,050,000)                --
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                            (72,745,465)       (91,130,394)       (47,786,020)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                    (5,820,735)       (13,920,669)          (274,739)
Cash at the beginning of year                                                       7,632,112         24,694,557            274,739
------------------------------------------------------------------------------------------------------------------------------------
Cash at the End of Year                                                       $     1,811,377    $    10,773,888   $             --
====================================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

During the current fiscal period Insured Opportunity (NIO) acquired all the net assets of Nuveen Florida Premium Income Municipal Fund (NFL) through a tax-free Reorganization. See Notes to Financial Statements, Footnote 1 for more information.

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $148,339 for Insured Quality (NQI).

Cash paid for interest (excluding amortization of offering costs, where applicable) was as follows:

                                                                                        INSURED           INSURED           INSURED
                                                                                        QUALITY       OPPORTUNITY  PREMIUM INCOME 2
                                                                                           (NQI)             (NIO)             (NPX)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                $       536,337   $     1,188,733  $      2,255,248
====================================================================================================================================

                                 See accompanying notes to financial statements.

90 Nuveen Investments

| Notes to
| Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured Quality Municipal Fund, Inc. (NQI), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Insured Municipal Income Fund, Inc. (NIF), Nuveen Insured Premium Income Municipal Fund 2 (NPX), Nuveen Insured Dividend Advantage Municipal Fund (NVG) and Nuveen Insured Tax-Free Advantage Municipal Fund (NEA) (collectively, the "Funds"). Common shares of Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) are traded on the New York Stock Exchange (NYSE) while Common shares of Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, management investment companies.

During the current fiscal period, the following Nuveen Florida closed-end municipal funds were reorganized into the following existing Nuveen national municipal closed-end funds, as follows (collectively, the "Reorganizations")

      o Nuveen Insured Florida Premium Income Municipal Fund (NFL) into Insured Opportunity (NIO);

      o Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF) into Insured Tax-Free Advantage (NEA)

Each of these Funds called a special meeting of shareholders, originally scheduled in each case for May 15, 2009, to vote on the Reorganizations. Those meetings were subsequently adjourned to and reconvened in June and July, at which time, shareholders of each of Insured Florida Premium Income (NFL), Insured Florida Tax-Free Advantage (NWF), Insured Opportunity (NIO) and Insured Tax-Free Advantage (NEA) approved its respective Reorganization, with more than 80% of participating shares of each fund voting in favor of the Reorganization.

After the close of business on October 16, 2009, Insured Opportunity (NIO) and Insured Tax-Free Advantage (NEA) acquired all the net assets of Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF), respectively, pursuant to the plan of Reorganizations described above. The acquisition was accomplished by a tax-free exchange of Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF) Common shares for Insured Opportunity
(NIO) and Insured Tax-Free Advantage (NEA) Common shares, respectively. On October 16, 2009, the net assets of Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF) were $207,492,882 and $54,285,213, respectively. Insured Florida Premium Income's (NFL) and Insured Florida Tax-Free Advantage's net assets applicable to Common shares at that date included $8,234,921 and $3,171,992 of net unrealized appreciation, respectively. Each Fund's net unrealized appreciation was combined with that of Insured Opportunity (NIO) and Insured Tax-Free Advantage (NEA), respectively. The combined net assets applicable to Common shares of Insured Opportunity (NIO) and Insured Tax-Free Advantage (NEA) immediately after the acquisitions were $1,372,440,081 and $323,751,223, respectively. For accounting and performance reporting purposes, Insured Opportunity (NIO) and Insured Tax-Free Advantage
(NEA) are the survivors. Prior to the Reorganizations, each of Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF) established a reserve for certain costs and expenses associated with the Reorganizations, including amounts estimated for the advancement of legal costs in connection with legal proceedings brought by a shareholder of the Funds challenging the Reorganizations. The amount of such reserve is included as a component of Insured Opportunity's (NIO) and Insured Tax-Free Advantage's (NEA) "Accrued other expenses" on the Statement of Assets and Liabilities.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

                                                           Nuveen Investments 91

| Notes to
| Financial Statements (continued)

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the security exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2009, Insured Premium Income 2 (NPX) had outstanding when issued/delayed delivery purchase commitments of $9,639,100. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Auction Rate Preferred Shares

The following Funds have issued and outstanding Auction Rate Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Auction Rate Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of October 31, 2009, the number of Auction Rate Preferred shares outstanding, by Series and in total, for each Fund is as follows:

92 Nuveen Investments

                                                                                       PREMIER           INSURED           INSURED
                                                  INSURED           INSURED            INSURED          DIVIDEND          TAX-FREE
                                                  QUALITY       OPPORTUNITY             INCOME         ADVANTAGE         ADVANTAGE
                                                     (NQI)             (NIO)              (NIF)             (NVG)             (NEA)
------------------------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                         2,009             3,372                 --             1,247                --
   Series T                                         2,010             3,372                 --             1,217             2,440
   Series W                                         2,011             3,373                678                --             2,440
   Series W2                                           --             2,698                 --                --             1,070**
   Series W3                                           --             1,510*                --                --                --
   Series TH                                        1,794             3,372              2,263             1,214                --
   Series TH2                                          --             3,374                 --                --                --
   Series TH3                                          --             2,577*                --                --                --
   Series F                                         2,010             3,371              2,264                --                --
------------------------------------------------------------------------------------------------------------------------------------
Total                                               9,834            27,019              5,205             3,678             5,950
====================================================================================================================================

* Preferred shares issued in the Reorganization of Nuveen Florida Premium Income Municipal Fund (NFL).

** Preferred shares issued in the Reorganization of Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF).

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Auction Rate Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Auction Rate Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Auction Rate Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Auction Rate Preferred shares.

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one continuing implication of these auction failures for Common shareholders is that the Funds' cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may likely haven been incrementally lower than they otherwise might have been. As of October 31, 2009, the aggregate amount of outstanding Auction Rate Preferred shares redeemed by each Fund is as follows:

                                                                              PREMIER        INSURED       INSURED        INSURED
                                                 INSURED       INSURED        INSURED        PREMIUM      DIVIDEND       TAX-FREE
                                                 QUALITY   OPPORTUNITY         INCOME       INCOME 2     ADVANTAGE      ADVANTAGE
                                                    (NQI)         (NIO)          (NIF)          (NPX)         (NVG)          (NEA)
----------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed,
   at liquidation value                  $    72,150,000 $ 115,525,000 $   30,875,000 $  268,900,000 $ 141,050,000  $  24,250,000
==================================================================================================================================

Effective May 1, 2009, auction participation fees with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

MuniFund Term Preferred Shares

During the fiscal year ended October 31, 2009, Insured Dividend Advantage (NVG) issued $108,000,000 of 2.95%, Series 2014 MuniFund Term Preferred shares, with a $10 liquidation value per share. Dividends, which are included as interest expense for financial reporting purposes, will be paid monthly at a fixed annual rate of 2.95%, subject to adjustment in certain circumstances. Proceeds from the issuance of MuniFund Term Preferred shares, net of offering expenses, were used to redeem a portion of the Fund's outstanding Auction Rate Preferred shares totaling $106,125,000.

The Fund is obligated to redeem the MuniFund Term Preferred shares on November 1, 2014, unless earlier redeemed or repurchased by the Fund. MuniFund Term Preferred shares are subject to optional and mandatory redemption in certain circumstances. As of November 1, 2010, the MuniFund Term Preferred shares will be subject to redemption at the option of the Fund, subject to payment of a premium until November 1, 2011, and at par thereafter. The MuniFund Term Preferred shares also will be subject to redemption, at the option of the Fund, at par in the event of certain changes in the credit rating of the MuniFund Term Preferred shares. The Fund may be obligated to redeem certain of the MuniFund Term Preferred shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The MuniFund Term Preferred shares trade on the NYSE under the symbol "NVG Pr C."

During the period October 19, 2009 through October 31, 2009, the Fund had an average balance of $105,538,462 MuniFund Term Preferred shares outstanding.

For financial reporting purposes only, the liquidation value of MuniFund Term Preferred shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on the MuniFund Term Preferred shares are recognized as "Interest payable" on the Statement of Assets and Liabilities.

                                                           Nuveen Investments 93

| Notes to
| Financial Statements (continued)

Dividends paid on the MuniFund Term Preferred shares are included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

Variable Rate Demand Preferred Shares

On August 7, 2008, Insured Premium Income 2 (NPX) issued 2,190 Series 1 Variable Rate Demand Preferred shares, $100,000 liquidation value per share, in a privately negotiated offering. Proceeds of this offering along with the proceeds from the Fund's creation of tender option bonds (TOBs), also known as "floaters" or floating rate obligations, were used to redeem all of the Fund's outstanding Auction Rate Preferred shares totaling $268,900,000. The Variable Rate Demand Preferred shares were offered to institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, have a maturity date of August 1, 2038 and include a liquidity feature that allows the Variable Rate Demand Preferred shareholders to have their shares purchased by the liquidity provider in the event that sell orders are not matched with purchase orders in a remarketing. Dividends on the Variable Rate Demand Preferred shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the liquidation value of the Variable Rate Demand Preferred shares approximates fair value.

Subject to certain conditions, Variable Rate Demand Preferred shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the Variable Rate Demand Preferred shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Insured Premium Income 2 (NPX) had all $219,000,000 of its Variable Rate Demand Preferred shares outstanding during the fiscal year ended October 31, 2009, with an annualized interest rate of 0.73%.

For financial reporting purposes only, the liquidation value of Variable Rate Demand Preferred shares is recorded as a liability on the Statement of Assets and Liabilities and the dividends paid on the Variable Rate Demand Preferred shares are included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. In addition to interest expense, the Fund also paid a per annum liquidity fee which is recognized as "Liquidity fees" on the Statement of Operations.

Insurance

Except to the extent that each of Insured Quality (NQI), Insured Opportunity
(NIO) and Insured Premium Income 2 (NPX) invests in temporary investments, all of the net assets of each Fund will be invested in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Insurers must have a claims paying ability rated "Aaa" by Moody's or "AAA" by Standard & Poor's. Municipal securities backed by an escrow account or trust account will not constitute more than 20% of each Fund's net assets.

Under normal circumstances, Premier Insured Income (NIF), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) invest at least 80% of their net assets, (as defined in Footnote 7 - Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least "A" at the time of purchase by at least one independent rating agency. In addition, each of Premier Insured Income (NIF), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) invests at least 80% of its net assets in municipal securities that are rated at least "AA" at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series
(SLGS) securities to ensure timely payment of principal and interest. Inverse floating rate securities whose underlying bonds are covered by insurance are included for purposes of the 80% test. Each of Premier Insured Income (NIF), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) may also invest up to 20% of its net assets in municipal securities rated below "AA" but at least "BBB" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

94 Nuveen Investments

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as "Interest expense and amortization of offering costs" on the Statement of Operations.

During the fiscal year ended October 31, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At October 31, 2009, each Fund's maximum exposure to externally-deposited Recourse Trusts, is as follows:

                                                                               PREMIER        INSURED       INSURED        INSURED
                                                 INSURED        INSURED        INSURED        PREMIUM      DIVIDEND       TAX-FREE
                                                 QUALITY    OPPORTUNITY         INCOME       INCOME 2     ADVANTAGE      ADVANTAGE
                                                    (NQI)          (NIO)          (NIF)          (NPX)         (NVG)          (NEA)
-----------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts      $    19,941,650  $  20,430,000  $   8,070,000  $  11,290,000  $         --  $   6,665,000
===================================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2009, were as follows:

                                                                               PREMIER        INSURED       INSURED        INSURED
                                                 INSURED        INSURED        INSURED        PREMIUM      DIVIDEND       TAX-FREE
                                                 QUALITY    OPPORTUNITY         INCOME       INCOME 2     ADVANTAGE      ADVANTAGE
                                                    (NQI)          (NIO)          (NIF)          (NPX)         (NVG)          (NEA)
-----------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations
   outstanding                           $    59,245,479  $ 130,965,566  $  22,183,301  $  70,952,082  $ 23,153,142  $  12,766,726
Average annual interest rate and fees                .91%           .91%           .90%           .91%          .90%           .99%
===================================================================================================================================

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the

                                                           Nuveen Investments 95

| Notes to
| Financial Statements (continued)

notional amount of the swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as "Unrealized appreciation or depreciation on forward swaps" with the change during the fiscal period recognized on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of forward swaps."

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as "Net realized gain (loss) from forward swaps." Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. Insured Dividend Advantage (NVG) was the only Fund to invest in forward interest rate swap transactions during the fiscal year ended October 31, 2009.

The average notional amount of forward swap contracts outstanding during the fiscal year ended October 31, 2009, was as follows:

                                                                        INSURED
                                                                       DIVIDEND
                                                                      ADVANTAGE
                                                                           (NVG)
--------------------------------------------------------------------------------
Average notional amount of forward swap contracts outstanding       $ 5,050,000*
================================================================================

* The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Fund was not invested in forward swap contracts at the end of the current fiscal year.

Refer to Footnote 3 - Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs

Costs incurred by Insured Premium Income 2 (NPX) in connection with its offering of the Variable Rate Demand Preferred shares ($2,535,000) were recorded as a deferred charge which will be amortized over the 30-year life of the shares. Costs incurred by Insured Dividend Advantage (NVG) in connection with its offering of the MuniFund Preferred shares ($1,875,000) were recorded as a deferred charge which will be amortized over the 5-year life of the shares. Each Fund's amortized deferred charges are included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

96 Nuveen Investments

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted authoritative guidance under GAAP on determining fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value in GAAP and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of October 31, 2009:

INSURED QUALITY (NQI)                                                       LEVEL 1          LEVEL 2    LEVEL 3             TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                                      $        --  $   812,346,224  $      --  $    812,346,224
=================================================================================================================================
INSURED OPPORTUNITY (NIO)                                                   LEVEL 1          LEVEL 2    LEVEL 3             TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                                      $        --  $ 2,115,920,805  $      --  $  2,115,920,805
   Short-Term Investments                                                        --       13,367,000         --        13,367,000
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                   $        --  $ 2,129,287,805  $      --  $  2,129,287,805
=================================================================================================================================
PREMIER INSURED INCOME (NIF)                                                LEVEL 1          LEVEL 2    LEVEL 3             TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                                      $        --  $   422,940,908  $      --  $    422,940,908
=================================================================================================================================
INSURED PREMIUM INCOME 2 (NPX)                                              LEVEL 1          LEVEL 2    LEVEL 3             TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                                      $        --  $   748,810,257  $      --  $    748,810,257
=================================================================================================================================
INSURED DIVIDEND ADVANTAGE (NVG)                                            LEVEL 1          LEVEL 2    LEVEL 3             TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                                      $        --  $   656,829,129  $      --  $    656,829,129
   Investment Companies                                                   1,232,049               --         --         1,232,049
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                   $ 1,232,049  $   656,829,129  $      --  $    658,061,178
=================================================================================================================================
INSURED TAX-FREE ADVANTAGE (NEA)                                            LEVEL 1          LEVEL 2    LEVEL 3             TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                                      $        --  $   471,555,537  $      --  $    471,555,537
   Short-Term Investments                                                        --        3,790,000         --         3,790,000
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                   $        --  $   475,345,537  $      --  $    475,345,537
=================================================================================================================================

                                                           Nuveen Investments 97

| Notes to
| Financial Statements (continued)

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each. Insured Dividend Advantage (NVG) invested in derivative instruments during the fiscal year ended October 31, 2009. None of the Funds had derivative contracts outstanding at October 31, 2009.

                                                                        INSURED
                                                                       DIVIDEND
                                                                      ADVANTAGE
NET REALIZED GAIN (LOSS) FROM FORWARD SWAPS                                (NVG)
--------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                   $  5,000,000
================================================================================

                                                                        INSURED
                                                                       DIVIDEND
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                  ADVANTAGE
OF FORWARD SWAPS                                                           (NVG)
--------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                   $ (1,124,391)
================================================================================

4. FUND SHARES

Common Shares
Transactions in Common shares were as follows:

                                                                  INSURED                INSURED           PREMIER INSURED
                                                               QUALITY (NQI)        OPPORTUNITY (NIO)        INCOME (NIF)
                                                            -------------------   ---------------------   -----------------
                                                                YEAR       YEAR         YEAR       YEAR       YEAR     YEAR
                                                               ENDED      ENDED        ENDED      ENDED      ENDED    ENDED
                                                            10/31/09   10/31/08     10/31/09   10/31/08   10/31/09 10/31/08
---------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued in the Reorganization                                   --         --   14,451,767*        --         --       --
   Issued to shareholders due to
     reinvestment of distributions                            11,552         --           --         --         --       --
   Repurchased                                                    --         --           --         --         --       --
===========================================================================================================================
Weighted average Common share:
   Price per share repurchased                                    --         --           --         --         --       --
   Discount per share repurchased                                 --         --           --         --         --       --
===========================================================================================================================

                                                           INSURED                    INSURED                      INSURED
                                                    PREMIUM INCOME 2 (NPX)    DIVIDEND ADVANTAGE (NVG)     TAX-FREE ADVANTAGE (NEA)
                                                    ----------------------    ------------------------    -------------------------
                                                          YEAR        YEAR          YEAR          YEAR         YEAR            YEAR
                                                         ENDED       ENDED         ENDED         ENDED        ENDED           ENDED
                                                      10/31/09    10/31/08      10/31/09      10/31/08     10/31/09        10/31/08
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued in the Reorganization                             --          --            --            --    3,728,205**            --
   Issued to shareholders due to
     reinvestment of distributions                          --          --            --            --           --           2,432
   Repurchased                                              --          --       (10,400)           --      (19,300)             --
------------------------------------------------------------------------------------------------------------------------------------
                                                            --          --       (10,400)           --    3,708,905           2,432
====================================================================================================================================
Weighted average Common share:
   Price per share repurchased                              --          --    $    11.53            --    $   10.98              --
   Discount per share repurchased                           --          --         16.82%           --        18.03%             --
====================================================================================================================================

*     Common shares issued in the Reorganization of Florida Premium Income
      (NFL).

** Common shares issued in the Reorganization of Insured Florida Tax-Free Advantage (NWF).

98 Nuveen Investments

Preferred Shares

Transactions in Auction Rate Preferred shares were as follows:

                                                 INSURED QUALITY (NQI)                         INSURED OPPORTUNITY (NIO)
                                     ----------------------------------------------   ----------------------------------------------
                                           YEAR ENDED              YEAR ENDED              YEAR ENDED             YEAR ENDED
                                            10/31/09                10/31/08                10/31/09               10/31/08
                                     -----------------------------------------------------------------------------------------------
                                     SHARES         AMOUNT    SHARES         AMOUNT   SHARES         AMOUNT   SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares
   issued in the Reorganization:
   Series W3                             --  $          --        --  $          --    1,510* $  37,750,000*      --  $          --
   Series TH3                            --             --        --             --    2,577*    64,425,000*      --             --
------------------------------------------------------------------------------------------------------------------------------------
                                         --             --        --             --    4,087    102,175,000       --             --
------------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares
   redeemed/and or noticed
   for redemption:
   Series M                            (431)   (10,775,000)     (160)    (4,000,000)    (294)    (7,350,000)    (334)    (8,350,000)
   Series T                            (430)   (10,750,000)     (160)    (4,000,000)    (294)    (7,350,000)    (334)    (8,350,000)
   Series W                            (429)   (10,725,000)     (160)    (4,000,000)    (294)    (7,350,000)    (333)    (8,325,000)
   Series W2                             --             --        --             --     (236)    (5,900,000)    (266)    (6,650,000)
   Series TH                           (383)    (9,575,000)     (143)    (3,575,000)    (295)    (7,375,000)    (333)    (8,325,000)
   Series TH2                            --             --        --             --     (294)    (7,350,000)    (332)    (8,300,000)
   Series F                            (430)   (10,750,000)     (160)    (4,000,000)    (295)    (7,375,000)    (334)    (8,350,000)
------------------------------------------------------------------------------------------------------------------------------------
                                     (2,103)   (52,575,000)     (783)   (19,575,000)  (2,002)   (50,050,000)  (2,266)   (56,650,000)
------------------------------------------------------------------------------------------------------------------------------------
Total                                (2,103) $ (52,575,000)     (783) $ (19,575,000)   2,085  $  52,125,000   (2,266) $ (56,650,000)
====================================================================================================================================

                                               PREMIER INSURED INCOME (NIF)                    INSURED PREMIUM INCOME 2 (NPX)
                                     ----------------------------------------------   ----------------------------------------------
                                           YEAR ENDED              YEAR ENDED              YEAR ENDED             YEAR ENDED
                                            10/31/09                10/31/08                10/31/09               10/31/08
                                     -----------------------------------------------------------------------------------------------
                                     SHARES         AMOUNT    SHARES         AMOUNT   SHARES         AMOUNT   SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares
   redeemed/and or noticed
   for redemption:
   Series M                              --  $          --        --  $          --      N/A            N/A   (2,080) $ (52,000,000)
   Series T                              --             --        --             --      N/A            N/A   (2,200)   (55,000,000)
   Series W                            (130)    (3,250,000)      (32)      (800,000)     N/A            N/A   (2,080)   (52,000,000)
   Series TH                           (432)   (10,800,000)     (105)    (2,625,000)     N/A            N/A   (2,200)   (55,000,000)
   Series F                            (431)   (10,775,000)     (105)    (2,625,000)     N/A            N/A   (2,196)   (54,900,000)
------------------------------------------------------------------------------------------------------------------------------------
Total                                  (993) $ (24,825,000)     (242) $  (6,050,000)                         (10,756) $(268,900,000)
====================================================================================================================================

                                           INSURED DIVIDEND ADVANTAGE (NVG)                 INSURED TAX-FREE ADVANTAGE (NEA)
                                   ----------------------------------------------   ------------------------------------------------
                                         YEAR ENDED              YEAR ENDED              YEAR ENDED               YEAR ENDED
                                          10/31/09                10/31/08                10/31/09                 10/31/08
                                   -------------------------------------------------------------------------------------------------
                                   SHARES         AMOUNT    SHARES         AMOUNT   SHARES          AMOUNT    SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares
   issued in the Reorganization
   Series W2                           --  $          --        --  $          --    1,070** $  26,750,000**      --  $          --
------------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares
   redeemed/and or noticed for
   redemption:
   Series M                        (1,832)   (45,800,000)      (81)    (2,025,000)      --              --        --             --
   Series T                        (1,783)   (44,575,000)      (80)    (2,000,000)    (216)     (5,400,000)     (224)    (5,600,000)
   Series W                            --             --        --             --     (216)     (5,400,000)     (224)    (5,600,000)
   Series TH                       (1,786)   (44,650,000)      (80)    (2,000,000)      --              --        --             --
------------------------------------------------------------------------------------------------------------------------------------
                                   (5,401)  (135,025,000)     (241)    (6,025,000)    (432)    (10,800,000)     (448)   (11,200,000)
------------------------------------------------------------------------------------------------------------------------------------
Total                              (5,401) $(135,025,000)     (241) $  (6,025,000)     638   $  15,950,000      (448) $ (11,200,000)
====================================================================================================================================

* Preferred shares issued in the Reorganization of Insured Florida Premium Income (NFL). Prior to the Reorganization, Insured Florida Premium Income
      (NFL) redeemed 130 and 233 Series W and TH shares, respectively, in the amounts of $3,250,000 and $5,575,000, respectively.

** Preferred shares issued in the Reorganization of Insured Florida Tax-Free Advantage (NWF). Prior to the Reorganization, Insured Florida Tax-Free Advantage (NWF) redeemed 90 Series W shares in the amount of $2,250,000.

N/A - Insured Premium Income 2 (NPX) redeemed all $268,900,000 of its Auctioned Rate Preferred shares during the fiscal year ended October 31, 2008.

                                                           Nuveen Investments 99

| Notes to
| Financial Statements (continued)

Transactions in MuniFund Term Preferred shares were as follows:

                                                                     INSURED DIVIDEND ADVANTAGE (NVG)
                                                    -----------------------------------------------------------
                                                               YEAR ENDED                        YEAR ENDED
                                                                10/31/09                          10/31/08
                                                    -----------------------------------------------------------
                                                        SHARES            AMOUNT           SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------
MuniFund Term Preferred shares issued:
   Series 2014                                      10,800,000    $  108,000,000              N/A           N/A
===============================================================================================================

N/A - The Fund was not authorized to issue MuniFund Term Preferred shares prior to October 14, 2009.

Transactions in Variable Rate Demand Preferred shares were as follows:

                                                                    INSURED PREMIUM INCOME 2 (NPX)
                                                    -------------------------------------------------------------
                                                                YEAR ENDED                       YEAR ENDED
                                                                 10/31/09                         10/31/08
                                                    -------------------------------------------------------------
                                                        SHARES            AMOUNT           SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------
Variable Rate Demand Preferred shares issued:
   Series 1                                                 --    $           --            2,190   $ 219,000,000
=================================================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2009, were as follows:

                                                                            PREMIER        INSURED        INSURED        INSURED
                                              INSURED         INSURED       INSURED        PREMIUM       DIVIDEND       TAX-FREE
                                              QUALITY     OPPORTUNITY        INCOME       INCOME 2      ADVANTAGE      ADVANTAGE
                                                 (NQI)           (NIO)         (NIF)          (NPX)          (NVG)          (NEA)
---------------------------------------------------------------------------------------------------------------------------------
Purchases                                $ 33,494,698   $ 149,227,193   $ 7,827,269   $ 51,097,265   $ 54,939,494   $ 26,001,259
Sales and maturities                       49,494,596     134,298,263    27,451,051     56,234,011     54,839,751     23,507,929
=================================================================================================================================

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2009, the cost of investments was as follows:

                                                                             PREMIER        INSURED         INSURED         INSURED
                                           INSURED           INSURED         INSURED        PREMIUM        DIVIDEND        TAX-FREE
                                           QUALITY       OPPORTUNITY          INCOME       INCOME 2       ADVANTAGE       ADVANTAGE
                                              (NQI)             (NIO)           (NIF)          (NPX)           (NVG)           (NEA)
------------------------------------------------------------------------------------------------------------------------------------
Cost of investments                  $ 766,717,007   $ 1,969,110,378   $ 388,417,286   $694,108,005   $ 617,566,695   $ 452,725,429
====================================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2009, were as follows:

                                                                             PREMIER        INSURED         INSURED         INSURED
                                           INSURED           INSURED         INSURED        PREMIUM        DIVIDEND        TAX-FREE
                                           QUALITY       OPPORTUNITY          INCOME       INCOME 2       ADVANTAGE       ADVANTAGE
                                              (NQI)             (NIO)           (NIF)          (NPX)           (NVG)           (NEA)
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                      $  30,169,463   $    89,085,758   $  19,069,676   $ 25,113,399   $  36,832,979   $  21,214,101
   Depreciation                        (43,683,038)      (63,734,040)    (10,220,324)   (28,391,535)    (24,752,533)    (11,633,338)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments     $ (13,513,575)  $    25,351,718   $   8,849,352   $ (3,278,136)  $  12,080,446   $   9,580,763
====================================================================================================================================

100 Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2009, the Funds' tax year end, were as follows:

                                                                             PREMIER        INSURED         INSURED         INSURED
                                           INSURED           INSURED         INSURED        PREMIUM        DIVIDEND        TAX-FREE
                                           QUALITY       OPPORTUNITY          INCOME       INCOME 2       ADVANTAGE       ADVANTAGE
                                              (NQI)             (NIO)           (NIF)          (NPX)           (NVG)           (NEA)
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *  $ 7,130,915   $    19,121,578   $   4,578,949   $  5,048,068   $   6,280,025   $   4,510,076
Undistributed net ordinary income **           746                --              96            157              --              54
Undistributed net long-term
   capital gains                                --                --              --             --       1,311,770              --
====================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2009, paid on November 2, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended October 31, 2009 and October 31, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                                             PREMIER        INSURED         INSURED         INSURED
                                           INSURED           INSURED         INSURED        PREMIUM        DIVIDEND        TAX-FREE
                                           QUALITY       OPPORTUNITY          INCOME       INCOME 2       ADVANTAGE       ADVANTAGE
2009                                          (NQI)             (NIO)           (NIF)          (NPX)           (NVG)           (NEA)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
   income***                         $  30,908,983   $    61,377,271   $  15,125,146   $ 26,240,993   $  24,084,927   $  14,021,812
Distributions from net
   ordinary income **                           --           118,143              --             --              --              --
Distributions from net long-term
   capital gains****                            --                --              --             --              --              --
====================================================================================================================================

                                                                             PREMIER        INSURED         INSURED         INSURED
                                           INSURED           INSURED         INSURED        PREMIUM        DIVIDEND        TAX-FREE
                                           QUALITY       OPPORTUNITY          INCOME       INCOME 2       ADVANTAGE       ADVANTAGE
2008                                          (NQI)             (NIO)           (NIF)          (NPX)           (NVG)           (NEA)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
   income                            $  39,541,469   $    81,436,577   $  18,358,222   $ 32,147,770   $  29,301,122   $  18,112,355
Distributions from net ordinary
   income **                                    --             4,243              --        290,759              --          49,701
Distributions from net long-term
   capital gains                                --           211,271              --             --              --              --
====================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2009, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2009.

At October 31, 2009, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                             PREMIER        INSURED         INSURED
                                           INSURED           INSURED         INSURED        PREMIUM        TAX-FREE
                                           QUALITY       OPPORTUNITY          INCOME       INCOME 2       ADVANTAGE
                                              (NQI)             (NIO)*          (NIF)          (NPX)           (NEA)*
----------------------------------------------------------------------------------------------------------------------
Expiration:
   October 31, 2010                  $          --   $            --   $          --   $         --   $     772,428
   October 31, 2011                             --                --              --             --          97,429
   October 31, 2012                             --                --              --             --         236,625
   October 31, 2013                             --                --              --             --       4,418,633
   October 31, 2014                        731,585                --              --             --              --
   October 31, 2015                             --         1,075,228          52,137             --         174,026
   October 31, 2016                      3,901,375         7,511,676       2,437,248      6,922,132       1,917,479
   October 31, 2017                        217,917                --              --        456,587              --
----------------------------------------------------------------------------------------------------------------------
Total                                $   4,850,877   $     8,586,904   $   2,489,385   $  7,378,719   $   7,616,620
======================================================================================================================

*     A portion of Insured Opportunity's (NIO) and Insured Tax-Free Advantage's
      (NEA) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

                                                          Nuveen Investments 101

| Notes to
| Financial Statements (continued)

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                                           INSURED QUALITY (NQI)
                                                       INSURED OPPORTUNITY (NIO)
                                                    PREMIER INSURED INCOME (NIF)
                                                  INSURED PREMIUM INCOME 2 (NPX)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                                INSURED DIVIDEND ADVANTAGE (NVG)
                                                INSURED TAX-FREE ADVANTAGE (NEA)
AVERAGE DAILY NET ASSETS (1)                               FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of October 31, 2009, the complex-level fee rate was .1907%.

The complex-level fee schedule is as follows:

                                                              EFFECTIVE RATE AT
COMPLEX-LEVEL NET ASSET BREAKPOINT LEVEL (1)                   BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

102 Nuveen Investments

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Insured Dividend Advantage's (NVG) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
MARCH 31,                                        MARCH 31,
-----------------------------------------------------------------------------
2002*                         .30%               2008                    .25%
2003                          .30                2009                    .20
2004                          .30                2010                    .15
2005                          .30                2011                    .10
2006                          .30                2012                    .05
2007                          .30
=============================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured Dividend Advantage (NVG) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured Tax-Free Advantage's (NEA) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
NOVEMBER 30,                                     NOVEMBER 30,
-----------------------------------------------------------------------------
2002*                         .32%               2007                    .32%
2003                          .32                2008                    .24
2004                          .32                2009                    .16
2005                          .32                2010                    .08
2006                          .32
=============================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured Tax-Free Advantage (NEA) for any portion of its fees and expenses beyond November 30, 2010.

8.    NEW ACCOUNTING STANDARDS

Accounting for Transfers of Financial Assets

During June 2009, the FASB issued changes to the authoritative guidance under GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

9.    SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2009, to shareholders of record on November 15, 2009, as follows:

                                                                             PREMIER        INSURED         INSURED         INSURED
                                           INSURED           INSURED         INSURED        PREMIUM        DIVIDEND        TAX-FREE
                                           QUALITY       OPPORTUNITY          INCOME       INCOME 2       ADVANTAGE       ADVANTAGE
                                              (NQI)             (NIO)           (NIF)          (NPX)           (NVG)           (NEA)
------------------------------------------------------------------------------------------------------------------------------------
Dividend per share                         $ .0680       $     .0665         $ .0660       $  .0610       $   .0700       $   .0650
====================================================================================================================================

                                                          Nuveen Investments 103

| Notes to
| Financial Statements (continued)

Distributions to MuniFund Term Preferred Shareholders

Insured Dividend Advantage (NVG) declared its initial dividend distribution of $0.34417 which was paid on December 1, 2009, to shareholders of record on November 15, 2009.

MuniFund Term Preferred Shares

Subsequent to the reporting period, Insured Tax-Free Advantage (NEA) filed with the Securities and Exchange Commission (SEC) a registration statement seeking to register MuniFund Term Preferred shares. This registration statement declared effective by the SEC, enables the Fund to issue to the public shares of MuniFund Term Preferred to refinance all or a portion of Insured Tax-Free Advantage's
(NEA) auction rate preferred shares. The issuance of MuniFund Term Preferred shares by Insured Tax-Free Advantage (NEA) is subject to market conditions. There is no assurance that MuniFund Term Preferred shares will be issued.

Evaluation Date

In May 2009, the FASB issued changes to authoritative guidance under GAAP for subsequent events. This guidance requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. This guidance is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date - that is, whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through December 28, 2009, which is the date the financial statements were issued.

104 Nuveen Investments

| Financial
| Highlights

                                                          Nuveen Investments 105

| Financial
| Highlights

Selected data for a Common share outstanding throughout each period:

                                                                             INVESTMENT OPERATIONS
                                             ---------------------------------------------------------------------------------------
                                                                                  DISTRIBUTIONS     DISTRIBUTIONS
                                                                                       FROM NET              FROM
                                BEGINNING                                            INVESTMENT           CAPITAL
                                   COMMON                                 NET         INCOME TO          GAINS TO
                                    SHARE               NET         REALIZED/      AUCTION RATE      AUCTION RATE
                                NET ASSET        INVESTMENT        UNREALIZED         PREFERRED         PREFERRED
                                    VALUE            INCOME       GAIN (LOSS)      SHAREHOLDERS+     SHAREHOLDERS+            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
INSURED QUALITY (NQI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                        $       11.68    $          .99    $         1.76    $         (.06)   $           --    $         2.69
2008                                14.88               .99             (3.16)             (.30)               --             (2.47)
2007                                15.40               .99              (.49)             (.29)               --               .21
2006                                15.31               .99               .24              (.25)             (.01)              .97
2005                                15.85              1.03              (.39)             (.16)               --               .48

INSURED OPPORTUNITY (NIO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                12.39               .96              1.66              (.06)               --              2.56
2008                                15.04               .97             (2.62)             (.30)               --***          (1.95)
2007                                15.57               .98              (.45)             (.30)             (.01)              .22
2006                                15.46               .98               .34              (.24)             (.03)             1.05
2005                                16.06              1.01              (.50)             (.16)               --               .35
====================================================================================================================================

                                                              LESS DISTRIBUTIONS
                            --------------------------------------------------------------------------------------
                                      NET
                               INVESTMENT           CAPITAL                              ENDING
                                INCOME TO          GAINS TO                              COMMON
                                   COMMON            COMMON                               SHARE            ENDING
                                   SHARE-            SHARE-                           NET ASSET            MARKET
                                  HOLDERS           HOLDERS             TOTAL             VALUE             VALUE
------------------------------------------------------------------------------------------------------------------
INSURED QUALITY (NQI)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                        $        (.76)   $           --    $         (.76)   $        13.61    $        13.30
2008                                 (.73)               --              (.73)            11.68             11.15
2007                                 (.73)               --              (.73)            14.88             13.61
2006                                 (.80)             (.08)             (.88)            15.40             14.83
2005                                 (.97)             (.05)            (1.02)            15.31             15.31

INSURED OPPORTUNITY (NIO)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                 (.73)               --              (.73)            14.22             12.98
2008                                 (.70)               --***           (.70)            12.39             11.15
2007                                 (.73)             (.02)             (.75)            15.04             13.56
2006                                 (.80)             (.14)             (.94)            15.57             14.75
2005                                 (.92)             (.03)             (.95)            15.46             14.52
==================================================================================================================

                                    AUCTION RATE PREFERRED SHARES
                                           AT END OF PERIOD
                            --------------------------------------------------
                                AGGREGATE       LIQUIDATION
                                   AMOUNT        AND MARKET             ASSET
                              OUTSTANDING             VALUE          COVERAGE
                                    (000)         PER SHARE         PER SHARE
------------------------------------------------------------------------------
INSURED QUALITY (NQI)
------------------------------------------------------------------------------
Year Ended 10/31:
2009                        $     245,850    $       25,000    $       78,001
2008                              298,425            25,000            62,485
2007                              318,000            25,000            69,808
2006                              318,000            25,000            71,378
2005                              318,000            25,000            71,052

INSURED OPPORTUNITY (NIO)
------------------------------------------------------------------------------
Year Ended 10/31:
2009                              675,475            25,000            75,292
2008                              623,350            25,000            65,315
2007                              680,000            25,000            69,864
2006                              680,000            25,000            71,440
2005                              680,000            25,000            71,126
==============================================================================

106 Nuveen Investments

                                                                                     RATIOS/SUPPLEMENTAL DATA
                                                               ---------------------------------------------------------------------
                                                                                            RATIOS TO AVERAGE NET ASSETS
                                                                                             APPLICABLE TO COMMON SHARES
                                     TOTAL RETURNS                                               BEFORE REIMBURSEMENT
                            -------------------------------                      ---------------------------------------------------
                                                      BASED            ENDING
                                                         ON               NET
                                    BASED            COMMON            ASSETS
                                       ON         SHARE NET        APPLICABLE          EXPENSES          EXPENSES              NET
                                   MARKET             ASSET         TO COMMON         INCLUDING         EXCLUDING       INVESTMENT
                                    VALUE*            VALUE*     SHARES (000)          INTEREST++(a)     INTEREST++         INCOME++
------------------------------------------------------------------------------------------------------------------------------------
INSURED QUALITY (NQI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                26.98%            23.65%    $     521,216              1.32%             1.21%            7.86%
2008                               (13.35)           (17.24)          447,463              1.49              1.23             7.03
2007                                (3.48)             1.38           569,958              1.52              1.18             6.53
2006                                 2.76              6.53****       589,928              1.20              1.20             6.49
2005                                 2.11              3.09           585,777              1.19              1.19             6.58

INSURED OPPORTUNITY (NIO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                23.62             21.18         1,358,844              1.29              1.18             7.36
2008                               (13.17)           (13.45)        1,005,218              1.43              1.19             6.76
2007                                (3.18)             1.49         1,220,297              1.41              1.16             6.39
2006                                 8.26              7.05****     1,263,172              1.17              1.17             6.38
2005                                (3.72)             2.21         1,254,638              1.16              1.16             6.35
====================================================================================================================================

                                                 RATIOS/SUPPLEMENTAL DATA
                            --------------------------------------------------------------------
                                                RATIOS TO AVERAGE NET ASSETS
                                                APPLICABLE TO COMMON SHARES
                                                   AFTER REIMBURSEMENT**
                            --------------------------------------------------------------------
                                 EXPENSES          EXPENSES               NET         PORTFOLIO
                                INCLUDING         EXCLUDING        INVESTMENT          TURNOVER
                                 INTEREST++(a)     INTEREST++          INCOME++            RATE
------------------------------------------------------------------------------------------------
INSURED QUALITY (NQI)
------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                 1.32%             1.21%             7.86%                4%
2008                                 1.49              1.23              7.03                 7
2007                                 1.52              1.18              6.53                 5
2006                                 1.20              1.20              6.49                13
2005                                 1.19              1.19              6.58                21

INSURED OPPORTUNITY (NIO)
------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                 1.29              1.18              7.36                 8
2008                                 1.43              1.19              6.76                 9
2007                                 1.41              1.16              6.39                 5
2006                                 1.17              1.17              6.38                13
2005                                 1.16              1.16              6.35                25
================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in calculation. Total returns are not annualized.

** After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

***   Rounds to less than $.01 per share.

**** During the fiscal year ended October 31, 2006, Insured Quality (NQI) and Insured Opportunity (NIO) received payments from the Adviser of $27,762 and $42,338, respectively, to offset losses realized on the disposal of investments purchased in violation of each Fund's investment restrictions. This reimbursement did not have an impact on the Funds' Total Return on Common Share Net Asset Value.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 107

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                                              INVESTMENT OPERATIONS
                                             ---------------------------------------------------------------------------------------
                                                                                  DISTRIBUTIONS     DISTRIBUTIONS
                                                                                       FROM NET              FROM
                                BEGINNING                                            INVESTMENT           CAPITAL
                                   COMMON                                 NET         INCOME TO          GAINS TO
                                    SHARE               NET         REALIZED/      AUCTION RATE      AUCTION RATE
                                NET ASSET        INVESTMENT        UNREALIZED         PREFERRED         PREFERRED
                                    VALUE            INCOME       GAIN (LOSS)      SHAREHOLDERS+     SHAREHOLDERS+            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
PREMIER INSURED INCOME
   (NIF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                        $       12.54    $          .99    $         1.64    $         (.06)   $           --    $         2.57
2008                                14.90               .96             (2.37)             (.31)               --             (1.72)
2007                                15.40               .97              (.47)             (.29)               --               .21
2006                                15.33               .98               .25              (.25)             (.02)              .96
2005                                16.00              1.01              (.49)             (.16)             (.01)              .35

INSURED PREMIUM INCOME 2
   (NPX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                11.39               .80              1.44                --                --              2.24
2008                                13.73               .80             (2.32)             (.20)               --             (1.72)
2007                                14.16               .86              (.39)             (.26)               --               .21
2006                                13.93               .86               .28              (.23)               --               .91
2005                                14.45               .89              (.44)             (.14)               --               .31
====================================================================================================================================

                                               LESS DISTRIBUTIONS
                            ---------------------------------------------------
                                      NET
                               INVESTMENT           CAPITAL                              ENDING
                                INCOME TO          GAINS TO                              COMMON
                                   COMMON            COMMON                               SHARE            ENDING
                                   SHARE-            SHARE-                           NET ASSET            MARKET
                                  HOLDERS           HOLDERS             TOTAL             VALUE             VALUE
------------------------------------------------------------------------------------------------------------------
PREMIER INSURED INCOME
   (NIF)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                        $        (.73)   $           --    $         (.73)   $        14.38    $        13.10
2008                                 (.64)               --              (.64)            12.54             11.19
2007                                 (.71)               --              (.71)            14.90             13.25
2006                                 (.79)             (.10)             (.89)            15.40             14.60
2005                                 (.93)             (.09)            (1.02)            15.33             14.40

INSURED PREMIUM INCOME 2
   (NPX)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                 (.67)               --              (.67)            12.96             11.86
2008                                 (.62)               --              (.62)            11.39              9.56
2007                                 (.64)               --              (.64)            13.73             12.18
2006                                 (.68)               --              (.68)            14.16             13.03
2005                                 (.83)               --              (.83)            13.93             12.83
==================================================================================================================

                                      AUCTION RATE PREFERRED SHARES                     VARIABLE RATE DEMAND PREFERRED SHARES
                                            AT END OF PERIOD                                       AT END OF PERIOD
                            -------------------------------------------------    ---------------------------------------------------
                                AGGREGATE       LIQUIDATION                           AGGREGATE       LIQUIDATION
                                   AMOUNT        AND MARKET             ASSET            AMOUNT        AND MARKET             ASSET
                              OUTSTANDING             VALUE          COVERAGE       OUTSTANDING             VALUE          COVERAGE
                                    (000)         PER SHARE         PER SHARE             (000)         PER SHARE         PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
PREMIER INSURED INCOME
   (NIF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                        $     130,125    $       25,000    $       78,662    $           --    $           --    $           --
2008                              154,950            25,000            64,301                --                --                --
2007                              161,000            25,000            69,938                --                --                --
2006                              161,000            25,000            71,429                --                --                --
2005                              161,000            25,000            71,215                --                --                --

INSURED PREMIUM INCOME 2
   (NPX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                   --                --                --           219,000           100,000           321,036
2008                                   --                --                --           219,000           100,000           294,318
2007                              268,900            25,000            72,696                --                --                --
2006                              268,900            25,000            74,180                --                --                --
2005                              268,900            25,000            73,392                --                --                --
====================================================================================================================================

108 Nuveen Investments

                                                                                      RATIOS/SUPPLEMENTAL DATA
                                                               ---------------------------------------------------------------------
                                                                                          RATIOS TO AVERAGE NET ASSETS
                                                                                           APPLICABLE TO COMMON SHARES
                                      TOTAL RETURNS                                            BEFORE REIMBURSEMENT
                            -------------------------------                      ---------------------------------------------------
                                                      BASED            ENDING
                                                         ON               NET
                                    BASED            COMMON            ASSETS
                                       ON         SHARE NET        APPLICABLE          EXPENSES          EXPENSES              NET
                                   MARKET             ASSET         TO COMMON         INCLUDING         EXCLUDING       INVESTMENT
                                    VALUE*            VALUE*     SHARES (000)          INTEREST++(a)     INTEREST++         INCOME++
------------------------------------------------------------------------------------------------------------------------------------
PREMIER INSURED INCOME
   (NIF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                24.07%            20.90%   $      279,312              1.30%             1.23%             7.25%
2008                               (11.12)           (11.92)          243,589              1.42              1.25              6.72
2007                                (4.66)             1.40           289,400              1.38              1.21              6.41
2006                                 7.68              6.46           299,001              1.22              1.22              6.44
2005                                (1.66)             2.16           297,624              1.20              1.20              6.39

INSURED PREMIUM INCOME 2
   (NPX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                31.78             20.15           484,069              1.98              1.47              6.56
2008                               (17.17)           (12.98)          425,557              2.13              1.25              6.12
2007                                (1.77)             1.55           513,021              1.76              1.16              6.19
2006                                 7.11              6.75           528,984              1.16              1.16              6.14
2005                                (3.32)             2.14           520,508              1.16              1.16              6.20
====================================================================================================================================

                                                  RATIOS/SUPPLEMENTAL DATA
                            --------------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS
                                                  APPLICABLE TO COMMON SHARES
                                                     AFTER REIMBURSEMENT**
                            ----------------------------------------------------
                                 EXPENSES          EXPENSES               NET         PORTFOLIO
                                INCLUDING         EXCLUDING        INVESTMENT          TURNOVER
                                 INTEREST++(a)     INTEREST++          INCOME++            RATE
------------------------------------------------------------------------------------------------
PREMIER INSURED INCOME
   (NIF)
------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                 1.30%             1.23%             7.25%                2%
2008                                 1.42              1.25              6.72                 6
2007                                 1.38              1.21              6.41                 9
2006                                 1.22              1.22              6.44                 8
2005                                 1.20              1.20              6.39                20

INSURED PREMIUM INCOME 2
   (NPX)
------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                 1.98              1.47              6.56                 7
2008                                 2.13              1.25              6.12                 8
2007                                 1.76              1.16              6.19                 5
2006                                 1.16              1.16              6.14                15
2005                                 1.16              1.16              6.20                23
================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in calculation. Total returns are not annualized.

** After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or Variable Rate Demand Preferred shares, where applicable.

(a) The expense ratios in the above table reflect, among other things, payments to Variable Rate Demand Preferred shareholders and the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 109

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                                              INVESTMENT OPERATIONS
                                             ---------------------------------------------------------------------------------------
                                                                                  DISTRIBUTIONS     DISTRIBUTIONS
                                                                                       FROM NET              FROM
                                BEGINNING                                            INVESTMENT           CAPITAL
                                   COMMON                                 NET         INCOME TO          GAINS TO
                                    SHARE               NET         REALIZED/      AUCTION RATE      AUCTION RATE
                                NET ASSET        INVESTMENT        UNREALIZED         PREFERRED         PREFERRED
                                    VALUE            INCOME       GAIN (LOSS)      SHAREHOLDERS+     SHAREHOLDERS+            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
INSURED DIVIDEND ADVANTAGE
   (NVG)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                          $     12.85    $         1.00    $         1.77    $         (.06)   $           --    $         2.71
2008                                15.09              1.00             (2.25)             (.29)               --             (1.54)
2007                                15.50              1.00              (.38)             (.28)               --               .34
2006                                15.23              1.01               .33              (.25)               --              1.09
2005                                15.78              1.00              (.38)             (.15)             (.01)              .46

INSURED TAX-FREE ADVANTAGE
   (NEA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                12.37               .98              1.86              (.06)               --              2.78
2008                                14.71               .95             (2.31)             (.27)               --             (1.63)
2007                                14.93               .97              (.21)             (.27)               --               .49
2006                                14.56               .97               .38              (.24)               --              1.11
2005                                14.75               .97              (.19)             (.15)               --               .63
====================================================================================================================================

                                               LESS DISTRIBUTIONS
                            ----------------------------------------------------
                                      NET
                               INVESTMENT           CAPITAL                              ENDING
                                INCOME TO          GAINS TO                              COMMON
                                   COMMON            COMMON                               SHARE            ENDING
                                   SHARE-            SHARE-                           NET ASSET            MARKET
                                  HOLDERS           HOLDERS             TOTAL             VALUE             VALUE
------------------------------------------------------------------------------------------------------------------
INSURED DIVIDEND ADVANTAGE
   (NVG)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                         $       (.76)   $           --    $         (.76)   $        14.80    $        13.85
2008                                 (.70)               --              (.70)            12.85             11.42
2007                                 (.75)               --              (.75)            15.09             13.71
2006                                 (.82)               --              (.82)            15.50             14.89
2005                                 (.89)             (.12)            (1.01)            15.23             14.17

INSURED TAX-FREE ADVANTAGE
   (NEA)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                 (.73)               --              (.73)            14.42             13.48
2008                                 (.71)               --              (.71)            12.37             11.40
2007                                 (.71)               --              (.71)            14.71             14.30
2006                                 (.74)               --              (.74)            14.93             14.35
2005                                 (.81)             (.01)             (.82)            14.56             13.41
==================================================================================================================

                             AUCTION RATE PREFERRED SHARES              MUNIFUND TERM PREFERRED SHARES
                                   AT END OF PERIOD                            AT END OF PERIOD
                            -------------------------------    ---------------------------------------------------
                                AGGREGATE       LIQUIDATION         AGGREGATE       LIQUIDATION
                                   AMOUNT        AND MARKET            AMOUNT        AND MARKET            ASSET
                              OUTSTANDING             VALUE       OUTSTANDING             VALUE         COVERAGE
                                    (000)         PER SHARE             (000)         PER SHARE        PER SHARE
----------------------------------------------------------------------------------------------------------------------
INSURED DIVIDEND ADVANTAGE
   (NVG)
----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                          $    91,950    $       25,000    $      108,000    $           10***             --****
2008                              226,975            25,000                --                --    $       67,189
2007                              233,000            25,000                --                --            73,281
2006                              233,000            25,000                --                --            74,575
2005                              233,000            25,000                --                --            73,714

INSURED TAX-FREE ADVANTAGE
   (NEA)
----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                              148,750            25,000                --                --            78,880
2008                              132,800            25,000                --                --            68,124
2007                              144,000            25,000                --                --            72,290
2006                              144,000            25,000                --                --            73,005
2005                              144,000            25,000                --                --            71,808
======================================================================================================================

110 Nuveen Investments

                                                                                     RATIOS/SUPPLEMENTAL DATA
                                                               ---------------------------------------------------------------------
                                                                                           RATIOS TO AVERAGE NET ASSETS
                                                                                            APPLICABLE TO COMMON SHARES
                                    TOTAL RETURNS                                              BEFORE REIMBURSEMENT
                            -------------------------------                      ---------------------------------------------------
                                                      BASED            ENDING
                                                         ON               NET
                                    BASED            COMMON            ASSETS
                                       ON         SHARE NET        APPLICABLE          EXPENSES          EXPENSES              NET
                                   MARKET             ASSET         TO COMMON         INCLUDING         EXCLUDING       INVESTMENT
                                    VALUE*            VALUE*     SHARES (000)          INTEREST++(a)     INTEREST++         INCOME++
------------------------------------------------------------------------------------------------------------------------------------
INSURED DIVIDEND ADVANTAGE
   (NVG)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                28.72%            21.54%   $      441,207              1.25%             1.17%            6.86%
2008                               (12.11)           (10.64)          383,035              1.32              1.17             6.48
2007                                (3.12)             2.25           449,982              1.31              1.14             6.15
2006                                11.09              7.39           462,037              1.15              1.15             6.15
2005                                 2.00              2.93           454,018              1.15              1.15             5.96

INSURED TAX-FREE ADVANTAGE
   (NEA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                25.41             23.05           320,587              1.24              1.19             7.14
2008                               (15.97)           (11.56)          229,075              1.26              1.19             6.27
2007                                 4.59              3.35           272,391              1.19              1.17             6.04
2006                                12.82              7.82           276,506              1.19              1.19             6.12
2005                                (4.68)             4.33           269,614              1.19              1.19             6.06
====================================================================================================================================

                                                RATIOS/SUPPLEMENTAL DATA
                            --------------------------------------------------------------------
                                               RATIOS TO AVERAGE NET ASSETS
                                               APPLICABLE TO COMMON SHARES
                                                  AFTER REIMBURSEMENT**
                            ----------------------------------------------------
                                 EXPENSES          EXPENSES               NET         PORTFOLIO
                                INCLUDING         EXCLUDING        INVESTMENT          TURNOVER
                                 INTEREST++(a)     INTEREST++          INCOME++            RATE
------------------------------------------------------------------------------------------------
INSURED DIVIDEND ADVANTAGE
   (NVG)
------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                  .98%              .91%             7.12%                9%
2008                                  .98               .83              6.82                 7
2007                                  .90               .73              6.56                12
2006                                  .70               .70              6.60                15
2005                                  .70               .70              6.42                 2

INSURED TAX-FREE ADVANTAGE
   (NEA)
------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                  .99               .94              7.39                 6
2008                                  .87               .81              6.66                 8
2007                                  .70               .68              6.53                 6
2006                                  .69               .69              6.61                --
2005                                  .70               .70              6.55                 1
================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in calculation. Total returns are not annualized.

** After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

*** For the period October 19, 2009 through October 31, 2009, the average market value was $10.03.

**** Asset coverage per $1 of liquidation preference for Auction Rate Preferred shares and MuniFund Term Preferred shares equaled $3.21. On a per share basis, asset coverage is $80,165 and $32 for Auction Rate Preferred shares and MuniFund Term Preferred shares, respectively.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(a) The expense ratios in the above table reflect, among other things, payments to MuniFund Term Preferred shareholders and the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 111

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                     NUMBER              PRINCIPAL
                                                       YEAR FIRST    OF PORTFOLIOS       OCCUPATION(S)
      NAME,                                            ELECTED OR    IN FUND COMPLEX     INCLUDING OTHER
      BIRTHDATE                    POSITION(S) HELD    APPOINTED     OVERSEEN BY         DIRECTORSHIPS
      & ADDRESS                    WITH THE FUNDS      AND TERM(1)   BOARD MEMBER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o     ROBERT P. BREMNER                                                                  Private Investor and Management Consultant;
      8/22/40                      Chairman of                                           Treasurer and Director, Humanities Council
      333 W. Wacker Drive          the Board           1997          198                 of Washington D.C.
      Chicago, IL 60606            and Board Member

o     JACK B. EVANS                                                                      President, The Hall-Perrine Foundation, a
      10/22/48                                                                           private philanthropic corporation (since
      333 W. Wacker Drive          Board Member        1999          198                 1996); Director and Chairman, United Fire
      Chicago, IL 60606                                                                  Group, a publicly held company; President
                                                                                         Pro Tem of the Board of Regents for the
                                                                                         State of Iowa University System; Director,
                                                                                         Gazette Companies; Life Trustee of Coe
                                                                                         College and the Iowa College Foundation;
                                                                                         formerly, Director, Alliant Energy;
                                                                                         formerly, Director, Federal Reserve Bank of
                                                                                         Chicago; formerly, President and Chief
                                                                                         Operating Officer, SCI Financial Group,
                                                                                         Inc., a regional financial services firm.

o     WILLIAM C. HUNTER                                                                  Dean, Tippie College of Business,
      3/6/48                                                                             University of Iowa (since 2006); Director
      333 W. Wacker Drive          Board Member        2004          198                 (since 2004) of Xerox Corporation; Director
      Chicago, IL 60606                                                                  (since 2005), Beta Gamma Sigma
                                                                                         International Honor Society; formerly, Dean
                                                                                         and Distinguished Professor of Finance,
                                                                                         School of Business at the University of
                                                                                         Connecticut (2003-2006); previously, Senior
                                                                                         Vice President and Director of Research at
                                                                                         the Federal Reserve Bank of Chicago
                                                                                         (1995-2003); Director, SS&C Technologies,
                                                                                         Inc. (May 2005-October 2005); formerly,
                                                                                         Director (1997-2007), Credit Research
                                                                                         Center at Georgetown University.

o     DAVID J. KUNDERT                                                                   Director, Northwestern Mutual Wealth
      10/28/42                                                                           Management Company; retired (since 2004) as
      333 W. Wacker Drive          Board Member        2005          198                 Chairman, JPMorgan Fleming Asset
      Chicago, IL 60606                                                                  Management, President and CEO, Banc One
                                                                                         Investment Advisors Corporation, and
                                                                                         President, One Group Mutual Funds; prior
                                                                                         thereto, Executive Vice President, Banc One
                                                                                         Corporation and Chairman and CEO, Banc One
                                                                                         Investment Management Group; Member, Board
                                                                                         of Regents, Luther College; member of the
                                                                                         Wisconsin Bar Association; member of Board
                                                                                         of Directors, Friends of Boerner Botanical
                                                                                         Gardens; member of Investment Committee,
                                                                                         Greater Milwaukee Foundation.

o     WILLIAM J. SCHNEIDER                                                               Chairman of Miller-Valentine Partners Ltd.,
      9/24/44                                                                            a real estate investment company; formerly,
      333 W. Wacker Drive          Board Member        1997          198                 Senior Partner and Chief Operating Officer
      Chicago, IL 60606                                                                  (retired, 2004) of Miller-Valentine Group;
                                                                                         member, University of Dayton Business
                                                                                         School Advisory Council; member, Dayton
                                                                                         Philharmonic Orchestra Association;
                                                                                         formerly, member, Business Advisory
                                                                                         Council, Cleveland Federal Reserve Bank;
                                                                                         formerly, Director, Dayton Development
                                                                                         Coalition.

112 Nuveen Investments

                                                                     NUMBER              PRINCIPAL
                                                       YEAR FIRST    OF PORTFOLIOS       OCCUPATION(S)
      NAME,                                            ELECTED OR    IN FUND COMPLEX     INCLUDING OTHER
      BIRTHDATE                    POSITION(S) HELD    APPOINTED     OVERSEEN BY         DIRECTORSHIPS
      & ADDRESS                    WITH THE FUNDS      AND TERM(1)   BOARD MEMBER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o     JUDITH M. STOCKDALE                                                                Executive Director, Gaylord and Dorothy
      12/29/47                                                                           Donnelley Foundation (since 1994); prior
      333 W. Wacker Drive          Board Member        1997          198                 thereto, Executive Director, Great Lakes
      Chicago, IL 60606                                                                  Protection Fund (from 1990 to 1994).

o     CAROLE E. STONE                                                                    Director, Chicago Board Options Exchange
      6/28/47                                                                            (since 2006); Director, C2 Options
      333 W. Wacker Drive          Board Member        2007          198                 Exchange, Incorporated (since 2009);
      Chicago, IL 60606                                                                  Commissioner, New York State Commission on
                                                                                         Public Authority Reform (since 2005);
                                                                                         formerly, Chair, New York Racing
                                                                                         Association Oversight Board (2005-2007).

o     TERENCE J. TOTH                                                                    Director, Legal & General Investment
      9/29/59                                                                            Management America, Inc. (since 2008);
      333 W. Wacker Drive          Board Member        2008          198                 Managing Partner, Musso Capital Management
      Chicago, IL 60606                                                                  (since 2008); formerly, CEO and President,
                                                                                         Northern Trust Investments (2004-2007);
                                                                                         Executive Vice President, Quantitative
                                                                                         Management & Securities Lending
                                                                                         (2004-2007); prior thereto, various
                                                                                         positions with Northern Trust Company
                                                                                         (since 1994); Member: Goodman Theatre Board
                                                                                         (since 2004), Chicago Fellowship Boards
                                                                                         (since 2005), University of Illinois
                                                                                         Leadership Council Board (since 2007) and
                                                                                         Catalyst Schools of Chicago Board (since
                                                                                         2008); formerly, Member: Northern Trust
                                                                                         Mutual Funds Board (2005-2007), Northern
                                                                                         Trust Investments Board (2004-2007),
                                                                                         Northern Trust Japan Board (2004-2007),
                                                                                         Northern Trust Securities Inc. Board
                                                                                         (2003-2007) and Northern Trust Hong Kong
                                                                                         Board (1997-2004).

INTERESTED BOARD MEMBER:

o     JOHN P. AMBOIAN(2)                                                                 Chief Executive Officer (since July 2007)
      6/14/61                                                                            and Director (since 1999) of Nuveen
      333 W. Wacker Drive          Board Member        2008          198                 Investments, Inc.; Chief Executive Officer
      Chicago, IL 60606                                                                  (since 2007) of Nuveen Asset Management,
                                                                                         Nuveen Investments Advisors, Inc. formerly,
                                                                                         President (1999-2004) of Nuveen Advisory
                                                                                         Corp. and Nuveen Institutional Advisory
                                                                                         Corp.(3)

                                                          Nuveen Investments 113

                                                                     NUMBER
                                                                     OF PORTFOLIOS
      NAME,                                            YEAR FIRST    IN FUND COMPLEX     PRINCIPAL
      BIRTHDATE                    POSITION(S) HELD    ELECTED OR    OVERSEEN            OCCUPATION(S)
      AND ADDRESS                  WITH THE FUNDS      APPOINTED(4)  BY OFFICER          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     GIFFORD R. ZIMMERMAN                                                               Managing Director (since 2002), Assistant
      9/9/56                       Chief                                                 Secretary and Associate General Counsel of
      333 W. Wacker Drive          Administrative      1988          198                 Nuveen Investments, LLC; Managing Director,
      Chicago, IL 60606            Officer                                               Associate General Counsel and Assistant
                                                                                         Secretary, of Nuveen Asset Management
                                                                                         (since 2002) and of Symphony Asset
                                                                                         Management LLC, (since 2003); Vice
                                                                                         President and Assistant Secretary of NWQ
                                                                                         Investment Management Company, LLC. (since
                                                                                         2002), Nuveen Investments Advisers Inc.
                                                                                         (since 2002), Tradewinds Global Investors,
                                                                                         LLC, and Santa Barbara Asset Management,
                                                                                         LLC (since 2006), Nuveen HydePark Group LLC
                                                                                         and Nuveen Investment Solutions, Inc.
                                                                                         (since 2007); Managing Director (since
                                                                                         2004) and Assistant Secretary (since 1994)
                                                                                         of Nuveen Investments, Inc.; formerly,
                                                                                         Managing Director (2002-2004), General
                                                                                         Counsel (1998-2004) and Assistant Secretary
                                                                                         of Nuveen Advisory Corp. and Nuveen
                                                                                         Institutional Advisory Corp.(3); Chartered
                                                                                         Financial Analyst.

o     WILLIAM ADAMS IV                                                                   Executive Vice President of Nuveen
      6/9/55                                                                             Investments, Inc.; Executive Vice
      333 W. Wacker Drive          Vice President      2007          123                 President, U.S. Structured Products of
      Chicago, IL 60606                                                                  Nuveen Investments, LLC, (since 1999),
                                                                                         prior thereto, Managing Director of
                                                                                         Structured Investments.

o     MARK J.P. ANSON                                                                    President and Executive Director of Nuveen
      6/10/59                                                                            Investments, Inc. (since 2007); President
      333 W. Wacker Drive          Vice President      2009          198                 of Nuveen Investments Institutional
      Chicago, IL 60606                                                                  Services Group LLC (since 2007);
                                                                                         previously, Chief Executive Officer of the
                                                                                         British Telecom Pension Scheme (2006-2007)
                                                                                         and Chief Investment Officer of Calpers
                                                                                         (1999-2006); PhD, Chartered Financial
                                                                                         Analyst, Chartered Alternative Investment
                                                                                         Analyst, Certified Public Accountant,
                                                                                         Certified Management Accountant and
                                                                                         Certified Internal Auditor.

o     CEDRIC H. ANTOSIEWICZ                                                              Managing Director, (since 2004),
      1/11/62                                                                            previously, Vice President (1993-2004) of
      333 W. Wacker Drive          Vice President      2007          123                 Nuveen Investments, LLC.
      Chicago, IL 60606

o     NIZIDA ARRIAGA                                                                     Vice President (since 2007) of Nuveen
      6/1/68                                                                             Investments, LLC; previously, Portfolio
      333 W. Wacker Drive          Vice President      2009          198                 Manager, Allstate Investments, LLC
      Chicago, IL 60606                                                                  (1996-2006); Chartered Financial Analyst.

o     MICHAEL T. ATKINSON                                                                Vice President (since 2002) of Nuveen
      2/3/66                       Vice President                                        Investments, LLC.; Vice President of Nuveen
      333 W. Wacker Drive          and Assistant       2000          198                 Asset Management (since 2005).
      Chicago, IL 60606            Secretary

o     MARGO L. COOK                                                                      Executive Vice President (since Oct 2008)
      4/11/64                                                                            of Nuveen Investments, Inc.; previously,
      333 W. Wacker Drive          Vice President      2009          198                 Head of Institutional Asset Management
      Chicago, IL 60606                                                                  (2007-2008) of Bear Stearns Asset
                                                                                         Management; Head of Institutional Asset Mgt
                                                                                         (1986-2007) of Bank of NY Mellon; Chartered
                                                                                         Financial Analyst.

o     LORNA C. FERGUSON                                                                  Managing Director (since 2004) of Nuveen
      10/24/45                                                                           Investments, LLC; Managing Director (since
      333 W. Wacker Drive          Vice President      1998          198                 2005) of Nuveen Asset Management; Managing
      Chicago, IL 60606                                                                  Director (2004-2005), of Nuveen Advisory
                                                                                         Corp. and Nuveen Institutional Advisory
                                                                                         Corp.(3)

114 Nuveen Investments

                                                                     NUMBER
                                                                     OF PORTFOLIOS
      NAME,                                            YEAR FIRST    IN FUND COMPLEX     PRINCIPAL
      BIRTHDATE                    POSITION(S) HELD    ELECTED OR    OVERSEEN            OCCUPATION(S)
      AND ADDRESS                  WITH THE FUNDS      APPOINTED(4)  BY OFFICER          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     STEPHEN D. FOY                                                                     Vice President (since 1993) and Funds
      5/31/54                      Vice President                                        Controller (since 1998) of Nuveen
      333 W. Wacker Drive          and Controller      1998          198                 Investments, LLC; Vice President (since
      Chicago, IL 60606                                                                  2005) of Nuveen Asset Management; Certified
                                                                                         Public Accountant.

o     SCOTT S. GRACE                                                                     Managing Director, Corporate Finance &
      8/20/70                      Vice President                                        Development, Treasurer (since September
      333 West Wacker Drive        and Treasurer       2009          198                 2009) of Nuveen Investments, LLC, formerly,
      Chicago, IL 60606                                                                  Treasurer (2006-2009), Senior Vice
                                                                                         President (2008-2009), previously, Vice
                                                                                         President (2006-2008) of Janus Capital
                                                                                         Group, Inc.; formerly. Senior Associate in
                                                                                         Morgan Stanley's Global Financial Services
                                                                                         Group (2000-2003); Chartered Accountant
                                                                                         Designation.

o     WILLIAM T. HUFFMAN                                                                 Chief Operating Officer, Municipal Fixed
      5/7/69                                                                             Income (since 2008) of Nuveen Asset
      333 W. Wacker Drive          Vice President      2009          134                 Management; previously, Chairman, President
      Chicago, IL 60606                                                                  and Chief Executive Officer (2002 - 2007)
                                                                                         of Northern Trust Global Advisors, Inc. and
                                                                                         Chief Executive Officer (2007) of Northern
                                                                                         Trust Global Investments Limited; Certified
                                                                                         Public Accountant.

o     WALTER M. KELLY                                                                    Senior Vice President (since 2008), Vice
      2/24/70                      Chief Compliance                                      President (2006-2008) formerly, Assistant
      333 W. Wacker Drive          Officer and         2003          198                 Vice President and Assistant General
      Chicago, IL 60606            Vice President                                        Counsel (2003-2006) of Nuveen Investments,
                                                                                         LLC; Vice President (since 2006) and
                                                                                         Assistant Secretary (since 2008) of Nuveen
                                                                                         Asset Management.

o     DAVID J. LAMB                                                                      Senior Vice President (since 2009),
      3/22/63                                                                            formerly, Vice President (2000-2009) of
      333 W. Wacker Drive          Vice President      2000          198                 Nuveen Investments, LLC; Vice President
      Chicago, IL 60606                                                                  (since 2005) of Nuveen Asset Management;
                                                                                         Certified Public Accountant.

o     TINA M. LAZAR                                                                      Senior Vice President (since 2009),
      8/27/61                                                                            formerly, Vice President of Nuveen
      333 W. Wacker Drive          Vice President      2002          198                 Investments, LLC (1999-2009); Vice
      Chicago, IL 60606                                                                  President of Nuveen Asset Management (since
                                                                                         2005).

o     LARRY W. MARTIN                                                                    Vice President, Assistant Secretary and
      7/27/51                      Vice President                                        Assistant General Counsel of Nuveen
      333 W. Wacker Drive          and Assistant       1988          198                 Investments, LLC; Vice President (since
      Chicago, IL 60606            Secretary                                             2005) and Assistant Secretary of Nuveen
                                                                                         Investments, Inc.; Vice President (since
                                                                                         2005) and Assistant Secretary (since 1997)
                                                                                         of Nuveen Asset Management; Vice President
                                                                                         and Assistant Secretary of Nuveen
                                                                                         Investments Advisers Inc. (since 2002); NWQ
                                                                                         Investment Management Company, LLC (since
                                                                                         2002), Symphony Asset Management LLC (since
                                                                                         2003), Tradewinds Global Investors, LLC,
                                                                                         Santa Barbara Asset Management LLC (since
                                                                                         2006) and of Nuveen HydePark Group, LLC and
                                                                                         Nuveen Investment Solutions, Inc. (since
                                                                                         2007); formerly, Vice President and
                                                                                         Assistant Secretary of Nuveen Advisory
                                                                                         Corp. and Nuveen Institutional Advisory
                                                                                         Corp.(3)

o     KEVIN J. MCCARTHY                                                                  Managing Director (since 2008), formerly,
      3/26/66                      Vice President                                        Vice President (2007-2008), Nuveen
      333 W. Wacker Drive          and Secretary       2007          198                 Investments, LLC; Managing Director (since
      Chicago, IL 60606                                                                  2008), formerly, Vice President, and
                                                                                         Assistant Secretary, Nuveen Asset
                                                                                         Management, and Nuveen Investments
                                                                                         Holdings, Inc.; Vice President (since 2007)
                                                                                         and Assistant Secretary, Nuveen Investment
                                                                                         Advisers Inc., Nuveen Investment
                                                                                         Institutional Services Group LLC, NWQ
                                                                                         Investment Management Company, LLC,
                                                                                         Tradewinds Global Investors LLC, NWQ
                                                                                         Holdings, LLC, Symphony Asset Management
                                                                                         LLC, Santa Barbara Asset Management LLC,
                                                                                         Nuveen HydePark Group, LLC and Nuveen
                                                                                         Investment Solutions, Inc. (since 2007);
                                                                                         prior thereto, Partner, Bell, Boyd & Lloyd
                                                                                         LLP (1997- 2007).

                                                          Nuveen Investments 115

                                                                     NUMBER
                                                                     OF PORTFOLIOS
      NAME,                                            YEAR FIRST    IN FUND COMPLEX     PRINCIPAL
      BIRTHDATE                    POSITION(S) HELD    ELECTED OR    OVERSEEN            OCCUPATION(S)
      AND ADDRESS                  WITH THE FUNDS      APPOINTED(4)  BY OFFICER          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     JOHN V. MILLER                                                                     Chief Investment Officer and Managing
      4/10/67                                                                            Director (since 2007), formerly, Vice
      333 W. Wacker Drive          Vice President      2007          134                 President (2002-2007) of Nuveen Asset
      Chicago, IL 60606                                                                  Management and Managing Director (since
                                                                                         2007), formerly Vice President (2002-2007)
                                                                                         Nuveen Investments, LLC; Chartered
                                                                                         Financial Analyst.

o     GREGORY MINO                                                                       Vice President of Nuveen Investments, LLC
      1/4/71                                                                             (since 2008); previously, Director
      333 W. Wacker Drive          Vice President      2009          198                 (2004-2007) and Executive Director
      Chicago, IL 60606                                                                  (2007-2008) of UBS Global Asset Management;
                                                                                         previously, Vice President (2000-2003) and
                                                                                         Director (2003-2004) of Merrill Lynch
                                                                                         Investment Managers; Chartered Financial
                                                                                         Analyst.

o     CHRISTOPHER M. ROHRBACHER                                                          Vice President, Nuveen Investments, LLC
      8/1/71                       Vice President                                        (since 2008); Vice President and Assistant
      333 W. Wacker Drive          and Assistant       2008          198                 Secretary, Nuveen Asset Management (since
      Chicago, IL 60606            Secretary                                             2008); prior thereto, Associate, Skadden,
                                                                                         Arps, Slate Meagher & Flom LLP (2002-2008).

o     JAMES F. RUANE                                                                     Vice President, Nuveen Investments, LLC
      7/3/62                       Vice President                                        (since 2007); prior thereto, Partner,
      333 W. Wacker Drive          and Assistant       2007          198                 Deloitte & Touche USA LLP (2005-2007),
      Chicago, IL 60606            Secretary                                             formerly, senior tax manager (2002-2005);
                                                                                         Certified Public Accountant.

o     MARK L. WINGET                                                                     Vice President, Nuveen Investments, LLC
      12/21/68                     Vice President                                        (since 2008); Vice President and Assistant
      333 W. Wacker Drive          and Assistant       2008          198                 Secretary, Nuveen Asset Management (since
      Chicago, IL 60606            Secretary                                             2008); prior thereto, Counsel, Vedder Price
                                                                                         P.C. (1997-2007).

(1) For Insured Premium Income 2 (NPX), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA), Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees for NAD, NXZ and NZF is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Insured Quality
      (NQI), Insured Opportunity (NIO) and Premier Insured Income (NIF), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

116 Nuveen Investments

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be) (each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating

                                                          Nuveen Investments 117
the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refi-nancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds

118 Nuveen Investments
through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile

                                                          Nuveen Investments 119
market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and

120 Nuveen Investments
costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

                                                          Nuveen Investments 121

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

122 Nuveen Investments

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

                                                          Nuveen Investments 123

Reinvest Automatically Easily and Conveniently

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

124 Nuveen Investments
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                          Nuveen Investments 125

Glossary of Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

126 Nuveen Investments

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                          Nuveen Investments 127

Notes

128 Nuveen Investments

Other Useful Information

BOARD OF
DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed/noticed for redemption shares of their common and/or preferred stock as shown in the accompanying table.

                                                                PREFERRED SHARES
                                          COMMON SHARES          REDEEMED AND/OR
                                            REPURCHASED   NOTICED FOR REDEMPTION

NQI                                                  --                    2,103
NIO                                                  --                    2,002
NIF                                                  --                      993
NPX                                                  --                       --
NVG                                              10,400                    5,401
NEA                                              19,300                      432

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                          Nuveen Investments 129

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $141 billion of assets on September 30, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606                                        It's not what you earn,
www.nuveen.com                                            it's what you keep.(R)

EAN-D-1009D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

               Nuveen Premier Insured Municipal Income Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                  AUDIT FEES BILLED           AUDIT-RELATED FEES                TAX FEES            ALL OTHER FEES
FISCAL YEAR ENDED                    TO FUND (1)              BILLED TO FUND (2)            BILLED TO FUND (3)    BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2009                       $ 21,656                     $ 0                           $ 0                      $ 3,400
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                          0%                      0%                            0%                           0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2008                       $ 20,909                     $ 0                           $ 0                      $ 3,350
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                          0%                      0%                            0%                           0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO               ALL OTHER FEES
                                                   BILLED TO ADVISER AND              ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND               AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS             SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2009                                           $ 0                             $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                              0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2008                                           $ 0                             $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                              0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                     TOTAL NON-AUDIT FEES
                                                      BILLED TO ADVISER AND
                                                     AFFILIATED FUND SERVICE        TOTAL NON-AUDIT FEES
                                                      PROVIDERS (ENGAGEMENTS        BILLED TO ADVISER AND
                                                     RELATED DIRECTLY TO THE       AFFILIATED FUND SERVICE
                         TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL         PROVIDERS (ALL OTHER
                            BILLED TO FUND           REPORTING OF THE FUND)              ENGAGEMENTS)                    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2009                 $ 3,400                        $ 0                           $ 0                        $ 3,400
October 31, 2008                 $ 3,350                        $ 0                           $ 0                        $ 3,350

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

      a)  See Portfolio of Investments in Item 1.

      b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                         FUND
PAUL BRENNAN                 Nuveen Premier Insured Municipal Income Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                   TYPE OF ACCOUNT                   NUMBER OF
PORTFOLIO MANAGER  MANAGED                           ACCOUNTS     ASSETS
--------------------------------------------------------------------------------
Paul Brennan       Registered Investment Company     13          $13.7 billion
                   Other Pooled Investment Vehicles  0           $0
                   Other Accounts                    1           $1.06 million

* Assets are as of October 31, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2009, the S&P/Investortools Municipal Bond index was comprised of 54,552 securities with an aggregate current market value of $1,178 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors led by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2009, the portfolio manager beneficially owned the following dollar range of equity securities issued by the registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                             DOLLAR RANGE OF
                                                                                             EQUITY SECURITIES
                                                                          DOLLAR RANGE OF    BENEFICIALLY OWNED IN
                                                                          EQUITY             THE REMAINDER OF
                                                                          SECURITIES         NUVEEN FUNDS MANAGED
NAME OF PORTFOLIO                                                         BENEFICIALLY       BY NAM'S MUNICIPAL
MANAGER              FUND                                                 OWNED IN FUND      INVESTMENT TEAM
------------------------------------------------------------------------------------------------------------------
Paul Brennan         Nuveen Premier Insured Municipal Income Fund, Inc.   $0                 $100,001-$500,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of NAM upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. He became Vice President of NAM in 2002. He currently manages investments for 16
Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Premier Insured Municipal Income Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: January 8, 2010
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 8, 2010
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 8, 2010
    -------------------------------------------------------------------